UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08789

VALIC Company II

(Exact name of registrant as specified in charter)

2929 Allen Parkway, Houston, TX 77019

(Address of principal executive offices) (Zip code)

John T. Genoy

President

The Variable Annuity Life Insurance Company

2929 Allen Parkway

Houston, TX 77019

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: August 31

Date of reporting period: August 31, 2015

Item 1. Reports to Stockholders

VALIC Company II

Annual Report, August 31, 2015

SAVING : INVESTING : PLANNING

VALIC Company II

ANNUAL REPORT AUGUST 31, 2014

VALIC Company II

PRESIDENT’S LETTER

Dear Valued Investor:

We are pleased to provide you with the following Annual Report for VALIC Company II. The report contains the investment portfolio information and the financial statements of VALIC Company II for the twelve-month period ending August 31, 2015. We encourage you to carefully read this report and hope you find it informative and helpful.

Domestically, the total return for the S&P 500® Index*, widely regarded as the best single gauge of the U.S. equity market, ended up 0.48%. The MSCI EAFE Index (net)**, designed to measure the equity market performance of developed foreign markets (Europe, Australasia, Far East), excluding the U.S. and Canada, declined -7.47%. The domestic bond market experienced respectable returns, with the Barclays U.S. Aggregate Bond Index***, a broad measure of the bond market, rising 1.56%.

Due to signs of a steeper than expected economic slowdown in China, U.S. stocks fell in August, igniting global market volatility. The S&P 500® Index suffered its sharpest monthly decline in over three years. Additionally, most of the major indices entered correction territory—defined as a drop of 10% from the most recent peak. With falling oil prices and weakening economies elsewhere, the U.S. dollar continued to strengthen. Job growth and job creation have begun to pick up pace. Additionally, U.S. companies reported an upward trend in corporate margins and profits along with renewed merger and acquisition activity, both signs of a strengthening domestic economy.

Towards the end of the period, reports began to show a slowdown in Chinese exports, as well as a drop in manufacturing. In August, the Chinese government announced it would permit the yuan to fall against the U.S. dollar, in an effort to make Chinese goods cheaper in overseas markets. Global markets reacted negatively to the Chinese devaluation of its currency.

The bond market picked up steam over the period, as equities faltered.

Planning for your financial future in such an uncertain world should be a top priority. Your investment with VALIC Company II is an important step to help you reach your long-term financial goals. Another important step, we believe, is to meet with your financial advisor periodically to ensure that you maintain a diversified portfolio appropriate for your goals and risk tolerance.

We appreciate being part of your investment program and thank you for your ongoing confidence in us. We look forward to helping you meet your investment goals in the years ahead.

Sincerely,

John T. Genoy, President

VALIC Company II

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

**

The MSCI EAFE Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is comprised of the MSCI country indices that represent developed markets outside of North America, Europe, Australasia and the Far East. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

***

The Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market that includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBC (agency and non-agency).

Indices are not managed and an investor cannot invest directly into an index. Past performance of an index does not guarantee the future performance of any investment.

VALIC Company II

EXPENSE EXAMPLE — August 31, 2015 (unaudited)

Disclosure of Fund Expenses in Shareholder Reports

As a shareholder of a Fund in VALIC Company II (“VC II”), you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at March 1, 2015 and held until August 31, 2015. Shares of VC II are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified retirement plans (the “Plans”) and Individual Retirement Plan Accounts (“IRA”) offered by The Variable Annuity Life Insurance Company (“VALIC”), the investment adviser to VC II and other life insurance companies affiliated with VALIC. The fees and expenses associated with the Variable Contracts, Plans and IRA’s are not included in these Examples, and had such fees and expenses been included, your costs would have been higher. Please see your Variable Contract prospectus or Plan/IRA documents for more details on the fees associated with the Variable Contract, Plans or IRA’s.

Actual Expenses

The “Actual” section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Six Months Ended August 31, 2015” to estimate the expenses you paid on your account during this period. The “Expenses Paid During the Six Months Ended August 31, 2015” column and the “Annualized Expense Ratio” column do not include fees and expenses that may be charged by the Variable Contracts, Plans and IRA’s, in which the Funds are offered. Had these fees and expenses been included, the “Expenses Paid During the Six Months Ended August 31, 2015” column would have been higher and the “Ending Account Value” column would have been lower.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The “Expenses Paid During the Six Months Ended August 31, 2015” column and the “Annualized Expense Ratio” column do not include fees and expenses that may be charged by the Variable Contracts, Plans or IRA’s in which the Funds are offered. Had these fees and expenses been included, the “Expenses Paid During the Six Months Ended August 31, 2015” column would have been higher and the “Ending Account Value” column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees and expenses that may be charged by the Variable Contracts, Plans or IRA’s. Please refer to your Variable Contract prospectus or Plan/IRA document for more information. Therefore, the “hypothetical” example is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these fees and expenses were included, your costs would have been higher.

VALIC Company II

EXPENSE EXAMPLE — August 31, 2015 (unaudited) — (continued)

	Actual			Hypothetical
Fund	Beginning Account Value at March 1, 2015	Ending Account Value Using Actual Return at August 31, 2015	Expenses Paid During the Six Months Ended August 31, 2015*	Beginning Account Value at March 1, 2015	Ending Account Value Using a Hypothetical 5% Annual Return at March 1, 2015	Expenses Paid During the Six Months Ended August 31, 2015*	Annualized Expense Ratio
Aggressive Growth Lifestyle#	$1,000.00	$951.71	$0.49	$1,000.00	$1,024.70	$0.51	0.10%
Capital Appreciation#	$1,000.00	$968.79	$4.22	$1,000.00	$1,020.92	$4.33	0.85%
Conservative Growth Lifestyle#	$1,000.00	$966.16	$0.50	$1,000.00	$1,024.70	$0.51	0.10%
Core Bond#	$1,000.00	$988.42	$3.86	$1,000.00	$1,021.32	$3.92	0.77%
High Yield Bond#	$1,000.00	$976.13	$4.78	$1,000.00	$1,020.37	$4.89	0.96%
International Opportunities#	$1,000.00	$999.16	$5.04	$1,000.00	$1,020.16	$5.09	1.00%
Large Cap Value#	$1,000.00	$940.02	$3.96	$1,000.00	$1,021.12	$4.13	0.81%
Mid Cap Growth#	$1,000.00	$961.51	$4.20	$1,000.00	$1,020.92	$4.33	0.85%
Mid Cap Value#	$1,000.00	$944.35	$5.15	$1,000.00	$1,019.91	$5.35	1.05%
Moderate Growth Lifestyle#	$1,000.00	$959.11	$0.49	$1,000.00	$1,024.70	$0.51	0.10%
Money Market II#	$1,000.00	$1,000.05	$0.76	$1,000.00	$1,024.45	$0.77	0.15%
Small Cap Growth#	$1,000.00	$969.17	$5.76	$1,000.00	$1,019.36	$5.90	1.16%
Small Cap Value#	$1,000.00	$937.46	$4.64	$1,000.00	$1,020.42	$4.84	0.95%
Socially Responsible#	$1,000.00	$949.68	$2.75	$1,000.00	$1,022.38	$2.85	0.56%
Strategic Bond	$1,000.00	$978.49	$4.39	$1,000.00	$1,020.77	$4.48	0.88%

*	Expenses are equal to each Fund‘s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 days (to reflect the one-half year period) . These ratios do not reflect fees and expenses associated with the Variable Contracts, Plans or IRA‘s. If such fees and expenses had been included, the expenses would have been higher. Please refer to your Variable Contract prospectus for details on the expenses that apply to the Variable Contracts or your Plan/IRA document for details on the administration fees charged by your Plan sponsor.
#	During the stated period, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Fund. As a result, if these fees and expenses had not been waived or assumed, the “Actual/Hypothetical Ending Account Value” would have been lower and the “Actual/Hypothetical Expenses Paid During the Six Months Ended August 31, 2015” and the “Annualized Expense Ratio” would have been higher.

VALIC Company II Aggressive Growth Lifestyle Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Domestic Equity Investment Companies	44.3%
Domestic Fixed Income Investment Companies	24.2
International Equity Investment Companies	24.2
Real Estate Investment Companies	7.3

100.0%

*	Calculated as a percentage of net assets

VALIC Company II Aggressive Growth Lifestyle Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Shares	Value (Note 2)

AFFILIATED REGISTERED INVESTMENT COMPANIES#(1) — 100.0%
Domestic Equity Investment Companies — 44.3%
VALIC Co. I Blue Chip Growth Fund	1,467,575	$25,770,615
VALIC Co. I Dividend Value Fund	547,394	6,809,583
VALIC Co. I Mid Cap Index Fund	783,452	20,824,165
VALIC Co. I Mid Cap Strategic Growth Fund	436,489	6,281,073
VALIC Co. I Nasdaq-100 Index Fund	1,598,407	15,744,312
VALIC Co. I Science & Technology Fund	521,914	12,927,808
VALIC Co. I Small Cap Index Fund	1,274,770	25,240,442
VALIC Co. I Small Cap Special Values Fund	597,399	7,706,450
VALIC Co. I Stock Index Fund	548,972	18,884,635
VALIC Co. I Value Fund	122,755	1,751,711
VALIC Co. II Capital Appreciation Fund	950,120	15,534,457
VALIC Co. II Large Cap Value Fund	367,057	6,269,332
VALIC Co. II Mid Cap Growth Fund	883,288	7,781,765
VALIC Co. II Mid Cap Value Fund	1,280,872	27,948,619
VALIC Co. II Small Cap Growth Fund	696,251	10,659,610
VALIC Co. II Small Cap Value Fund	1,083,136	15,174,736

Total Domestic Equity Investment Companies
(cost $196,973,340)		225,309,313

Domestic Fixed Income Investment Companies — 24.2%
VALIC Co. I Capital Conservation Fund	1,225,637	12,084,780
VALIC Co. I Government Securities Fund	1,084,219	11,720,409
VALIC Co. I Inflation Protected Fund	573,971	6,147,229
VALIC Co. II Core Bond Fund	4,034,797	44,100,331
VALIC Co. II High Yield Bond Fund	2,842,361	21,033,471
VALIC Co. II Strategic Bond Fund	2,564,029	28,204,318

Total Domestic Fixed Income Investment Companies
(cost $126,882,763)		123,290,538

Security Description	Shares	Value (Note 2)

International Equity Investment Companies — 24.2%
VALIC Co. I Emerging Economies Fund	1,317,764	$8,512,756
VALIC Co. I Foreign Value Fund	2,714,606	25,055,812
VALIC Co. I International Equities Index Fund	8,220,648	53,598,627
VALIC Co. I International Growth Fund	2,017,894	26,111,544
VALIC Co. II International Opportunities Fund	659,452	9,944,537

Total International Equity Investment Companies
(cost $132,421,215)		123,223,276

Real Estate Investment Companies — 7.3%
VALIC Co. I Global Real Estate Fund (cost $37,960,261)	4,595,835	37,088,386

TOTAL INVESTMENTS
(cost $494,237,579)(2)	100.0%	508,911,513
Liabilities in excess of other assets	(0.0)	(21,461)

NET ASSETS	100.0%	$508,890,052

#	The Aggressive Growth Lifestyle Fund invests in various VALIC Company I or VALIC Company II Funds, some of which are not presented in this report. Additional information on the underlying funds including such fund’s prospectuses and shareholder reports is available at our website, www.valic.com.
(1)	See Note 3
(2)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$508,911,513	$—	$—	$508,911,513

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

VALIC Company II Capital Appreciation Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Medical — Biomedical/Gene	6.9%
Computers	6.6
Web Portals/ISP	4.5
Beverages — Non-alcoholic	4.4
Medical — Drugs	3.3
Internet Content — Entertainment	3.2
Applications Software	3.2
Food — Misc./Diversified	3.1
Finance — Credit Card	3.0
E-Commerce/Products	2.8
Telephone — Integrated	2.2
Apparel Manufacturers	2.1
Instruments — Controls	2.0
Medical — Generic Drugs	1.9
Retail — Drug Store	1.9
Investment Management/Advisor Services	1.9
E-Commerce/Services	1.9
Television	1.9
Enterprise Software/Service	1.8
Cable/Satellite TV	1.8
Athletic Footwear	1.8
Retail — Building Products	1.8
Medical — HMO	1.5
Retail — Restaurants	1.5
Cosmetics & Toiletries	1.5
Aerospace/Defense	1.5
Building Products — Cement	1.4
Finance — Other Services	1.4
Retail — Discount	1.3
Networking Products	1.3
Diagnostic Equipment	1.3
Medical — Wholesale Drug Distribution	1.3
Insurance Brokers	1.2
Time Deposits	1.2
Retail — Perfume & Cosmetics	1.2
Computer Services	1.2
Computer Software	1.2
Electronic Forms	1.2
Transport — Services	1.1
Advertising Agencies	1.1
Oil — Field Services	1.1
Aerospace/Defense — Equipment	1.1
Electronic Components — Semiconductors	1.1
Medical Instruments	1.0
Medical Information Systems	1.0
Registered Investment Companies	1.0
Agricultural Operations	1.0
Auto — Cars/Light Trucks	1.0
Chemicals — Diversified	1.0
Metal Processors & Fabrication	0.9
Auto/Truck Parts & Equipment — Original	0.9
Retail — Apparel/Shoe	0.8
Internet Content — Information/News	0.8
Internet Application Software	0.7
Computer Data Security	0.6

101.4%

*	Calculated as a percentage of net assets

VALIC Company II Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 99.2%
Advertising Agencies — 1.1%
Interpublic Group of Cos., Inc.	48,721	$919,852

Aerospace/Defense — 1.5%
Raytheon Co.	11,739	1,203,952

Aerospace/Defense-Equipment — 1.1%
United Technologies Corp.	9,692	887,884

Agricultural Operations — 1.0%
Archer-Daniels-Midland Co.	17,826	801,992

Apparel Manufacturers — 2.1%
Hanesbrands, Inc.	34,307	1,032,984
Under Armour, Inc., Class A†	6,815	651,037

		1,684,021

Applications Software — 3.2%
Citrix Systems, Inc.†	8,605	586,086
Intuit, Inc.	10,048	861,616
Salesforce.com, Inc.†	16,858	1,169,271

		2,616,973

Athletic Footwear — 1.8%
NIKE, Inc., Class B	13,134	1,467,724

Auto - Cars/Light Trucks — 1.0%
Tesla Motors, Inc.†#	3,198	796,494

Auto/Truck Parts & Equipment - Original — 0.9%
Delphi Automotive PLC	9,438	712,758

Beverages - Non-alcoholic — 4.4%
Coca-Cola Enterprises, Inc.	26,107	1,344,249
PepsiCo, Inc.	24,693	2,294,721

		3,638,970

Building Products - Cement — 1.4%
Martin Marietta Materials, Inc.	7,060	1,184,668

Cable/Satellite TV — 1.8%
Comcast Corp., Class A	26,121	1,471,396

Chemicals - Diversified — 1.0%
Dow Chemical Co.	18,100	792,056

Computer Data Security — 0.6%
Fortinet, Inc.†	12,187	513,560

Computer Services — 1.2%
Cognizant Technology Solutions Corp., Class A†	15,920	1,002,005

Computer Software — 1.2%
Akamai Technologies, Inc.†	13,797	983,864

Computers — 6.6%
Apple, Inc.	47,851	5,395,679

Cosmetics & Toiletries — 1.5%
Estee Lauder Cos., Inc., Class A	15,274	1,218,407

Diagnostic Equipment — 1.3%
Danaher Corp.	11,970	1,041,629

E-Commerce/Products — 2.8%
Amazon.com, Inc.†	4,511	2,313,647

E-Commerce/Services — 1.9%
Priceline Group, Inc.†	1,232	1,538,324

Electronic Components - Semiconductors — 1.1%
Avago Technologies, Ltd.	6,943	874,610

Electronic Forms — 1.2%
Adobe Systems, Inc.†	12,274	964,368

Security Description	Shares	Value (Note 2)

Enterprise Software/Service — 1.8%
Oracle Corp.	40,308	$1,495,024

Finance - Credit Card — 3.0%
Visa, Inc., Class A	34,052	2,427,908

Finance - Other Services — 1.4%
Intercontinental Exchange, Inc.	4,893	1,117,610

Food - Misc./Diversified — 3.1%
ConAgra Foods, Inc.	27,748	1,156,537
Mondelez International, Inc., Class A	32,973	1,396,736

		2,553,273

Instruments - Controls — 2.0%
Honeywell International, Inc.	16,580	1,645,897

Insurance Brokers — 1.2%
Marsh & McLennan Cos., Inc.	19,042	1,023,127

Internet Application Software — 0.7%
Splunk, Inc.†	8,759	542,795

Internet Content - Entertainment — 3.2%
Facebook, Inc., Class A†	29,326	2,622,624

Internet Content - Information/News — 0.8%
LinkedIn Corp., Class A†	3,687	665,872

Investment Management/Advisor Services — 1.9%
Ameriprise Financial, Inc.	6,377	718,496
BlackRock, Inc.	2,787	842,984

		1,561,480

Medical Information Systems — 1.0%
Cerner Corp.†	13,426	829,190

Medical Instruments — 1.0%
Boston Scientific Corp.†	49,897	835,276

Medical - Biomedical/Gene — 6.9%
Alexion Pharmaceuticals, Inc.†	5,780	995,258
Biogen, Inc.†	5,073	1,508,203
Illumina, Inc.†	4,802	948,923
Regeneron Pharmaceuticals, Inc.†	2,280	1,170,780
Vertex Pharmaceuticals, Inc.†	8,350	1,064,792

		5,687,956

Medical - Drugs — 3.3%
AbbVie, Inc.	22,980	1,434,182
Bristol-Myers Squibb Co.	20,379	1,211,939
Mallinckrodt PLC†	940	81,065

		2,727,186

Medical - Generic Drugs — 1.9%
Allergan PLC†	5,244	1,592,813

Medical - HMO — 1.5%
UnitedHealth Group, Inc.	10,670	1,234,519

Medical - Wholesale Drug Distribution — 1.3%
Cardinal Health, Inc.	12,551	1,032,571

Metal Processors & Fabrication — 0.9%
Precision Castparts Corp.	3,189	734,267

Networking Products — 1.3%
Cisco Systems, Inc.	40,517	1,048,580

Oil - Field Services — 1.1%
Schlumberger, Ltd.	11,631	899,890

Retail - Apparel/Shoe — 0.8%
lululemon athletica, Inc.†	10,547	675,113

VALIC Company II Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail - Building Products — 1.8%
Home Depot, Inc.	12,484	$1,453,887

Retail - Discount — 1.3%
Dollar Tree, Inc.†	14,383	1,096,848

Retail - Drug Store — 1.9%
CVS Health Corp.	15,499	1,587,098

Retail - Perfume & Cosmetics — 1.2%
Ulta Salon Cosmetics & Fragrance, Inc.†	6,413	1,013,831

Retail - Restaurants — 1.5%
McDonald’s Corp.	12,975	1,232,884

Telephone - Integrated — 2.2%
Verizon Communications, Inc.	38,535	1,772,995

Television — 1.9%
AMC Networks, Inc., Class A†	9,725	703,896
CBS Corp., Class B	18,139	820,608

		1,524,504

Transport - Services — 1.1%
FedEx Corp.	6,283	946,283

Web Portals/ISP — 4.5%
Google, Inc., Class A†	2,842	1,841,105
Google, Inc., Class C†	2,965	1,833,111

		3,674,216

Total Long-Term Investment Securities
(cost $65,622,820)		81,280,350

Security Description	Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 2.2%
Registered Investment Companies — 1.0%
State Street Navigator Securities Lending Prime Portfolio 0.21%(1)(3)	810,693	$810,693

Time Deposits — 1.2%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 09/01/2015	1,021,000	1,021,000

Total Short-Term Investment Securities
(cost $1,831,693)		1,831,693

TOTAL INVESTMENTS
(cost $67,454,513)(2)	101.4%	83,112,043
Liabilities in excess of other assets	(1.4)	(1,151,312)

NET ASSETS	100.0%	$81,960,731

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2)
(1)	At August 31, 2015, the Fund had loaned securities with a total value of $796,494. This was secured by collateral of $810,693 which was received in cash and subsequently invested in short-term investments currently valued at $810,693 as reported in the Portfolio of Investments.
(2)	See Note 5 for cost of investments on a tax basis.
(3)	The rate shown is the 7-day yield as of August 31, 2015.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:	$81,280,350	$—	$—	$81,280,350
Short-Term Investment Securities:
Registered Investment Companies	810,693	—	—	810,693
Time Deposits	—	1,021,000	—	1,021,000

Total Investments at Value	$82,091,043	$1,021,000	$—	$83,112,043

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

VALIC Company II Conservative Growth Lifestyle Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Domestic Fixed Income Investment Companies	62.9%
International Equity Investment Companies	18.5
Domestic Equity Investment Companies	14.8
Real Estate Investment Companies	3.4
International Fixed Income Investment Companies	0.4

100.0%

*	Calculated as a percentage of net assets

VALIC Company II Conservative Growth Lifestyle Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Shares	Value (Note 2)

AFFILIATED REGISTERED INVESTMENT COMPANIES#(1) — 100.0%
Domestic Equity Investment Companies — 14.8%
VALIC Co. I Blue Chip Growth Fund	469,343	$8,241,659
VALIC Co. I Mid Cap Index Fund	119,384	3,173,232
VALIC Co. I Mid Cap Strategic Growth Fund	132,301	1,903,817
VALIC Co. I Nasdaq-100 Index Fund	344,596	3,394,272
VALIC Co. I Science & Technology Fund	127,350	3,154,469
VALIC Co. I Small Cap Index Fund	319,677	6,329,604
VALIC Co. I Small Cap Special Values Fund	151,013	1,948,066
VALIC Co. I Stock Index Fund	76,516	2,632,147
VALIC Co. I Value Fund	10,965	156,467
VALIC Co. II Capital Appreciation Fund	201,032	3,286,866
VALIC Co. II Large Cap Value Fund	92,861	1,586,068
VALIC Co. II Mid Cap Growth Fund	223,055	1,965,116
VALIC Co. II Mid Cap Value Fund	294,508	6,426,175
VALIC Co. II Small Cap Growth Fund	110,059	1,685,011
VALIC Co. II Small Cap Value Fund	171,238	2,399,050

Total Domestic Equity Investment Companies
(cost $44,179,141)		48,282,019

Domestic Fixed Income Investment Companies — 62.9%
VALIC Co. I Capital Conservation Fund	1,548,569	15,268,887
VALIC Co. I Government Securities Fund	679,110	7,341,182
VALIC Co. I Inflation Protected Fund	937,987	10,045,842
VALIC Co. II Core Bond Fund	6,423,582	70,209,752
VALIC Co. II High Yield Bond Fund	4,614,474	34,147,106
VALIC Co. II Strategic Bond Fund	6,169,939	67,869,332

Total Domestic Fixed Income Investment Companies
(cost $210,306,981)		204,882,101

Security Description	Shares	Value (Note 2)

International Equity Investment Companies — 18.5%
VALIC Co. I Emerging Economies Fund	428,290	$2,766,752
VALIC Co. I Foreign Value Fund	1,285,478	11,864,958
VALIC Co. I International Equities Index Fund	4,413,840	28,778,237
VALIC Co. I International Growth Fund	1,023,720	13,246,930
VALIC Co. II International Opportunities Fund	241,798	3,646,319

Total International Equity Investment Companies
(cost $65,813,336)		60,303,196

International Fixed Income Investment Companies — 0.4%
VALIC Co. I International Government Bond Fund (cost $1,449,136)	121,873	1,355,226

Real Estate Investment Companies — 3.4%
VALIC Co. I Global Real Estate Fund (cost $11,805,741)	1,357,864	10,957,965

TOTAL INVESTMENTS
(cost $333,554,335)(2)	100.0%	325,780,507
Other assets less liabilities	0.0	16,497

NET ASSETS —	100.0%	$325,797,004

#	The Conservative Growth Lifestyle Fund invests in various VALIC Company I or VALIC Company II Funds, some of which are not presented in this report. Additional information on the underlying funds including such fund’s prospectuses and shareholder reports is available at our website, www.valic.com.
(1)	See Note 3
(2)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$325,780,507	$—	$—	$325,780,507

*	For a detailed presentation of investments, please refer to the Portfolio of Investments

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

VALIC Company II Core Bond Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

United States Treasury Notes	18.9%
Federal National Mtg. Assoc.	18.0
Federal Home Loan Mtg. Corp.	8.4
Time Deposits	7.9
Diversified Financial Services	5.6
Diversified Banking Institutions	5.2
United States Treasury Bonds	5.0
Banks — Commercial	3.1
Government National Mtg. Assoc.	2.8
Registered Investment Companies	1.7
Oil Companies — Exploration & Production	1.6
Telephone — Integrated	1.6
Electric — Integrated	1.3
Pipelines	1.1
Insurance — Multi-line	1.0
Auto — Cars/Light Trucks	0.8
Oil Companies — Integrated	0.8
Paper & Related Products	0.8
Savings & Loans/Thrifts	0.7
Banks — Super Regional	0.7
Medical — Drugs	0.7
Insurance — Life/Health	0.6
Diversified Manufacturing Operations	0.6
Real Estate Investment Trusts	0.5
Medical Labs & Testing Services	0.5
Sovereign	0.5
Cable/Satellite TV	0.5
Finance — Other Services	0.5
Computers	0.4
Multimedia	0.4
Medical — Generic Drugs	0.4
Insurance — Mutual	0.4
Machinery — Farming	0.3
Cellular Telecom	0.3
Telecom Services	0.3
Medical — Hospitals	0.3
Aerospace/Defense	0.3
Municipal Bonds & Notes	0.3
Aerospace/Defense — Equipment	0.3
Banks — Fiduciary	0.3
Airlines	0.3
Finance — Credit Card	0.2
Coatings/Paint	0.2
Casino Hotels	0.2
Finance — Consumer Loans	0.2
Retail — Discount	0.2
Brewery	0.2
Diversified Minerals	0.2
Finance — Leasing Companies	0.2
Printing — Commercial	0.2
Auto — Heavy Duty Trucks	0.2
Publishing — Periodicals	0.2
Finance — Auto Loans	0.2
Beverages — Non-alcoholic	0.2
Real Estate Management/Services	0.2
Chemicals — Specialty	0.2
Electronic Components — Semiconductors	0.2
Building Products — Cement	0.2
Gambling (Non-Hotel)	0.2
Food — Dairy Products	0.2
Building — Residential/Commercial	0.2
Tools — Hand Held	0.1
Electronic Components — Misc.	0.1
Medical — HMO	0.1
Steel — Producers	0.1
Retail — Drug Store	0.1
Internet Connectivity Services	0.1
Consumer Products — Misc.	0.1
Independent Power Producers	0.1
Banks — Money Center	0.1

Beverages — Wine/Spirits	0.1
Building Products — Wood	0.1
Enterprise Software/Service	0.1
Commercial Services — Finance	0.1
Satellite Telecom	0.1
Distribution/Wholesale	0.1
Steel Pipe & Tube	0.1
Retail — Restaurants	0.1
Networking Products	0.1
Containers — Metal/Glass	0.1
Publishing — Newspapers	0.1
Investment Management/Advisor Services	0.1
SupraNational Banks	0.1
Retail — Regional Department Stores	0.1
Transport — Rail	0.1
Gold Mining	0.1
Machinery — General Industrial	0.1
Electric — Distribution	0.1
Oil — Field Services	0.1
Disposable Medical Products	0.1
Electric — Generation	0.1
Medical Products	0.1
Medical — Biomedical/Gene	0.1
Agricultural Chemicals	0.1
Chemicals — Plastics	0.1
Oil Refining & Marketing	0.1
Wire & Cable Products	0.1
Schools	0.1
Finance — Mortgage Loan/Banker	0.1
Trucking/Leasing	0.1
Specified Purpose Acquisitions	0.1
Telecommunication Equipment	0.1
Finance — Investment Banker/Broker	0.1
Food — Retail	0.1
Travel Services	0.1
Cruise Lines	0.1
Retail — Appliances	0.1
Metal — Copper	0.1
Theaters	0.1
Steel — Specialty	0.1
Music	0.1
Cosmetics & Toiletries	0.1
Rental Auto/Equipment	0.1
Auto/Truck Parts & Equipment — Original	0.1
Real Estate Operations & Development	0.1
Building & Construction — Misc.	0.1
Batteries/Battery Systems	0.1
Advertising Agencies	0.1
Tennessee Valley Authority	0.1
Diversified Operations	0.1
Gas — Distribution	0.1

105.7%

Credit Quality†#

Aaa	58.6%
Aa	3.3
A	9.6
Baa	13.5
Ba	6.4
B	5.0
Caa	1.5
Not Rated@	2.1

100.0%

*	Calculated as a percentage of net assets
†	Source: Moody’s
#	Calculated as a percentage of total debt issues
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Principal Amount	Value (Note 2)

ASSET BACKED SECURITIES — 5.2%
Diversified Financial Services — 5.2%
American Express Credit Account Master Trust Series 2014-3, Class A 1.49% due 04/15/2020	$422,000	$424,886
AmeriCredit Automobile Receivables Trust Series 2015-2,Class C 2.40% due 01/08/2021	1,145,000	1,136,904
AmeriCredit Automobile Receivables Trust Series 2013-3, Class D 3.00% due 07/08/2019	1,050,000	1,067,866
Applebee’s Funding LLC/IHOP Funding LLC Series 2014-1, Class A2 4.28% due 09/05/2044*	771,000	785,412
Asset Backed Securities Corp. Home Equity Loan Trust FRS Series 2004-HE7, Class M2 1.77% due 10/25/2034	1,098,559	1,026,399
Avis Budget Rental Car Funding AESOP LLC Series 2014-1A, Class A 2.46% due 07/20/2020*	950,000	955,091
B2R Mtg. Trust Series 2015-1,Class A1 2.52% due 05/15/2048*	1,000,709	990,246
BA Credit Card Trust Series 2015-A2,Class A 1.36% due 09/15/2020	1,217,000	1,214,870
Capital Auto Receivables Asset Trust Series 2015-2, Class A2 1.39% due 09/20/2018	1,166,000	1,160,877
CarMax Auto Owner Trust Series 2014-2, Class C 2.08% due 01/15/2020	652,000	653,494
Chase Issuance Trust FRS Series 2014-A5, Class A5 0.57% due 04/15/2021	1,446,000	1,446,421
Citibank Credit Card Issuance Trust Series 2014-A2, Class A2 1.02% due 02/22/2019	1,400,000	1,399,359
Citigroup Commercial Mtg. Trust Series 2014-GC19, Class A2 2.79% due 03/10/2047(1)	1,478,000	1,512,167
Citigroup Commercial Mtg. Trust Series 2014-GC23, Class A2 2.85% due 07/10/2047(1)	1,460,000	1,494,951
Commercial Mtg. Trust Series 2014-UBS2, Class A2 2.82% due 03/10/2047(1)	1,282,000	1,312,796
Commercial Mtg. Trust Series 2015-CR22, Class A2 2.86% due 03/10/2048(1)	2,729,000	2,786,478
Commercial Mtg. Trust Series 2015-DC1, Class A2 2.87% due 02/10/2048(1)	1,778,000	1,824,205
Core Industrial Trust Series 2015-1, Class A 3.04% due 02/10/2034*(1)	2,784,000	2,790,531
Countrywide Home Loan Mtg. Pass Through Trust Series 2005-6, Class 1A11 5.25% due 02/25/2026(2)	76,341	77,110
DB Master Finance LLC Series 2015-1A, Class A2II 3.98% due 02/20/2045*	661,675	662,091
Dell Equipment Finance Trust Series 2015-1,Class A3 1.30% due 03/23/2020*	1,179,000	1,174,525

Security Description	Principal Amount	Value (Note 2)

Diversified Financial Services (continued)
First Franklin Mtg. Loan Trust FRS Series 2006-FF15, Class A5 0.36% due 11/25/2036	$1,586,945	$1,385,971
Ford Credit Auto Owner Trust Series 2014-C,Class B 1.97% due 04/15/2020	1,001,000	1,009,757
Ford Credit Auto Owner Trust Series 2015-1, Class A 2.12% due 07/15/2026*	900,000	897,910
Ford Credit Floorplan Master Owner Trust Series 2014-4, Class A1 1.40% due 08/15/2019	1,521,000	1,519,832
GS Mtg. Securities Trust Series 2015-GC28, Class A2 2.90% due 02/10/2048(1)	61,000	62,461
GS Mtg. Securities Trust Series 2013-GC14, Class A2 3.00% due 08/10/2046(1)	3,200,000	3,305,056
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40% due 11/15/2018*	170,000	170,013
Invitation Homes Trust FRS Series 2014-SFR1, Class A 1.20% due 06/17/2031*	1,495,000	1,474,101
JPMBB Commercial Mtg. Securities Trust Series 2013-C15, Class A2 2.98% due 11/15/2045(1)	2,152,000	2,214,223
LB-UBS Commercial Mtg. Trust Series 2007-C1, Class A4 5.42% due 02/15/2040(1)	953,127	991,886
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C9, Class A2 1.97% due 05/15/2046(1)	2,000,000	2,008,028
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C23, Class A2 2.98% due 07/15/2050(1)	1,000,000	1,027,046
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class A2 3.10% due 12/15/2047(1)	1,112,000	1,149,164
Nissan Auto Lease Trust Series 2014-A, Class A4 1.04% due 10/15/2019	350,000	350,139
NRP Mtg. Trust VRS Series 2013-1, Class A1 3.25% due 07/25/2043*(2)	1,982,895	1,956,207
Santander Drive Auto Receivables Trust Series 2014-5, Class C 2.46% due 06/15/2020	1,000,000	1,005,569
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A 2.05% due 06/20/2031*	497,179	500,367
Sierra Timeshare Receivables Funding LLC Series 2015-2A, Class A 2.43% due 06/20/2032*	827,686	829,082
Wachovia Bank Commercial Mtg. Trust VRS Series 2006-C23, Class AM 5.47% due 01/15/2045(1)	2,161,000	2,177,951
Wells Fargo Commercial Mtg. Trust Series BH3-C26, Class A2 2.66% due 02/15/2048(1)	2,400,000	2,434,560
Wells Fargo Mtg. Backed Securities Trust FRS Series 2004-X, Class 1A3 2.63% due 11/25/2034(2)	401,375	403,033

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

ASSET BACKED SECURITIES (continued)
Diversified Financial Services (continued)
Wendys Funding LLC Series 2015-1A, Class A2I 3.37% due 06/15/2045*	$949,000	$946,206
Wendys Funding LLC Series 2015-1A, Class A23 4.50% due 06/15/2045*	949,000	943,593
WF-RBS Commercial Mtg. Trust Series 2014-C21, Class A2 2.92% due 08/15/2047(1)	1,161,000	1,192,487

Total Asset Backed Securities
(cost $56,205,434)		55,851,321

U.S. CORPORATE BONDS & NOTES — 26.1%
Advertising Agencies — 0.1%
Interpublic Group of Cos., Inc. Senior Notes 4.20% due 04/15/2024	581,000	578,345

Advertising Services — 0.0%
Visant Corp. Company Guar. Notes 10.00% due 10/01/2017	296,000	241,240

Aerospace/Defense — 0.3%
BAE Systems Holdings, Inc. Company Guar. Notes 3.80% due 10/07/2024*	1,457,000	1,463,559
BAE Systems Holdings, Inc. Company Guar. Notes 4.75% due 10/07/2044*	202,000	199,284
Boeing Co. Senior Notes 0.95% due 05/15/2018	1,467,000	1,444,182

		3,107,025

Aerospace/Defense - Equipment — 0.3%
Harris Corp. Senior Notes 3.83% due 04/27/2025	274,000	265,016
Harris Corp. Senior Notes 4.85% due 04/27/2035	1,004,000	961,838
Harris Corp. Senior Notes 5.05% due 04/27/2045	950,000	900,711
Moog, Inc. Company Guar. Notes 5.25% due 12/01/2022*	254,000	256,540
Orbital ATK, Inc. Company Guar. Notes 5.25% due 10/01/2021	419,000	427,380

		2,811,485

Airlines — 0.2%
Allegiant Travel Co. Company Guar. Notes 5.50% due 07/15/2019	693,000	705,128
Atlas Air, Inc. Pass Through Certs. Series 1999-1, Class A-1 7.20% due 07/02/2020	16,027	16,267
Atlas Air, Inc. Pass Through Certs. Series 1999-1, Class B 7.63% due 07/02/2016(3)	45,115	45,566

Security Description	Principal Amount	Value (Note 2)

Airlines (continued)
United Airlines Pass Through Trust Pass Through Certs. Series 2014-2, Class B 4.63% due 03/03/2024	$920,000	$920,000

		1,686,961

Alternative Waste Technology — 0.0%
ADS Waste Holdings, Inc. Company Guar. Notes 8.25% due 10/01/2020	469,000	485,415

Apparel Manufacturers — 0.0%
Quiksilver, Inc./QS Wholesale, Inc. Company Guar. Notes 10.00% due 08/01/2020(14)	460,000	110,400

Auto - Cars/Light Trucks — 0.6%
American Honda Finance Corp. Senior Notes 1.20% due 07/14/2017	1,381,000	1,376,052
Daimler Finance North America LLC Company Guar. Notes 1.38% due 08/01/2017*	1,461,000	1,449,994
Daimler Finance North America LLC Company Guar. Notes 2.45% due 05/18/2020*	1,689,000	1,677,224
Daimler Finance North America LLC Company Guar. Notes 2.63% due 09/15/2016*	587,000	595,401
Ford Motor Credit Co. LLC Senior Notes 1.50% due 01/17/2017	698,000	694,654
Toyota Motor Credit Corp. Senior Notes 1.55% due 07/13/2018	698,000	695,049

		6,488,374

Auto - Heavy Duty Trucks — 0.2%
JB Poindexter & Co., Inc. Senior Notes 9.00% due 04/01/2022*	318,000	345,030
PACCAR Financial Corp. Senior Notes 2.20% due 09/15/2019	1,540,000	1,551,724

		1,896,754

Auto/Truck Parts & Equipment - Original — 0.1%
Affinia Group, Inc. Company Guar. Notes 7.75% due 05/01/2021	353,000	374,180
Omega US Sub LLC Senior Notes 8.75% due 07/15/2023*	298,000	272,670

		646,850

Banks - Commercial — 0.7%
Discover Bank Senior Notes 3.10% due 06/04/2020	452,000	451,268
Fifth Third Bank Senior Notes 2.88% due 10/01/2021	1,423,000	1,414,523
First Tennessee Bank NA Senior Notes 2.95% due 12/01/2019	979,000	982,485
KeyBank NA Senior Notes 2.25% due 03/16/2020	1,256,000	1,243,592

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Banks - Commercial (continued)
PNC Bank NA Senior Notes 1.13% due 01/27/2017	$1,460,000	$1,454,512
Regions Financial Corp. Sub. Notes 7.38% due 12/10/2037	1,841,000	2,300,867

		7,847,247

Banks - Fiduciary — 0.2%
Citizens Financial Group, Inc. Sub. Notes 4.15% due 09/28/2022*	1,570,000	1,584,835

Banks - Money Center — 0.0%
Comerica Bank Sub. Notes 4.00% due 07/27/2025	283,000	284,372

Banks - Super Regional — 0.4%
Bank of America NA Senior Notes 1.65% due 03/26/2018	850,000	845,857
Wells Fargo & Co. Senior Notes 1.40% due 09/08/2017	1,402,000	1,400,019
Wells Fargo & Co. Sub. Notes 4.10% due 06/03/2026	983,000	987,796
Wells Fargo & Co. Sub. Notes 4.30% due 07/22/2027	900,000	914,969

		4,148,641

Batteries/Battery Systems — 0.1%
EnerSys Company Guar. Notes 5.00% due 04/30/2023*	605,000	583,825

Brewery — 0.2%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 1.38% due 07/15/2017	2,222,000	2,228,035

Broadcast Services/Program — 0.0%
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes 6.50% due 11/15/2022	417,000	421,379

Building & Construction - Misc. — 0.1%
Weekley Homes LLC/Weekley Finance Corp. Senior Notes 6.00% due 02/01/2023	650,000	604,500

Building Products - Cement — 0.2%
Cemex Finance LLC Senior Sec. Notes 6.00% due 04/01/2024*#	750,000	712,500
Vulcan Materials Co. Senior Notes 4.50% due 04/01/2025	953,000	936,322

		1,648,822

Building Products - Wood — 0.1%
Masco Corp. Senior Notes 4.45% due 04/01/2025	1,336,000	1,335,853

Security Description	Principal Amount	Value (Note 2)

Building - Residential/Commercial — 0.1%
Meritage Homes Corp. Company Guar. Notes 7.00% due 04/01/2022	$500,000	$533,750

Cable/Satellite TV — 0.4%
Cable One, Inc. Company Guar. Notes 5.75% due 06/15/2022*	425,000	429,250
CCO Safari II LLC Senior Sec. Notes 4.91% due 07/23/2025*	2,215,000	2,193,944
CCO Safari II LLC Senior Sec. Notes 6.38% due 10/23/2035*	569,000	579,633
CCO Safari II LLC Senior Sec. Notes 6.48% due 10/23/2045*	556,000	565,589
DISH DBS Corp. Company Guar. Notes 5.00% due 03/15/2023	500,000	441,565

		4,209,981

Casino Hotels — 0.2%
Boyd Gaming Corp. Company Guar. Notes 6.88% due 05/15/2023	339,000	348,322
Caesars Entertainment Resort Properties LLC Senior Sec. Notes 8.00% due 10/01/2020	508,000	501,650
Caesars Entertainment Resort Properties LLC Sec. Notes 11.00% due 10/01/2021#	773,000	717,924
Downstream Development Authority of the Quapaw Tribe of Oklahoma Senior Sec. Notes 10.50% due 07/01/2019*	300,000	308,250
Golden Nugget Escrow, Inc. Senior Notes 8.50% due 12/01/2021*	463,000	475,732
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC Company Guar. Notes 5.88% due 05/15/2021*	175,000	173,688

		2,525,566

Cellular Telecom — 0.3%
Sprint Corp. Company Guar. Notes 7.13% due 06/15/2024	719,000	664,852
Sprint Corp. Company Guar. Notes 7.25% due 09/15/2021	783,000	761,468
Sprint Corp. Company Guar. Notes 7.63% due 02/15/2025	1,088,000	1,015,240
T-Mobile USA, Inc. Company Guar. Notes 6.38% due 03/01/2025	200,000	204,400
T-Mobile USA, Inc. Company Guar. Notes 6.50% due 01/15/2024	840,000	863,100

		3,509,060

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Chemicals - Diversified — 0.0%
Eco Services Operations LLC/Eco Finance Corp. Senior Notes 8.50% due 11/01/2022*	$455,000	$434,525

Chemicals - Specialty — 0.2%
Chemtura Corp. Company Guar. Notes 5.75% due 07/15/2021	596,000	597,490
Lubrizol Corp. Company Guar. Notes 6.50% due 10/01/2034	550,000	688,106
Tronox Finance LLC Company Guar. Notes 7.50% due 03/15/2022*	497,000	400,085

		1,685,681

Coal — 0.0%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. Company Guar. Notes 7.38% due 02/01/2020*	509,000	461,918

Coatings/Paint — 0.2%
RPM International, Inc. Senior Notes 5.25% due 06/01/2045	1,691,000	1,635,751
Sherwin-Williams Co. Senior Notes 4.55% due 08/01/2045	453,000	462,887
Valspar Corp. Senior Notes 3.95% due 01/15/2026	444,000	447,420

		2,546,058

Commercial Services - Finance — 0.1%
Global Cash Access, Inc. Senior Notes 10.00% due 01/15/2022*	559,000	528,255
Harland Clarke Holdings Corp. Senior Sec. Notes 6.88% due 03/01/2020*	270,000	249,075
Harland Clarke Holdings Corp. Senior Notes 9.25% due 03/01/2021*	642,000	534,465

		1,311,795

Computer Services — 0.0%
Leidos, Inc. Company Guar. Notes 7.13% due 07/01/2032#	64,000	67,023

Computers — 0.4%
Apple, Inc. Senior Notes 2.85% due 05/06/2021	1,509,000	1,535,851
Apple, Inc. Senior Notes 3.45% due 02/09/2045	257,000	217,526
Dell, Inc. Senior Notes 4.63% due 04/01/2021#	278,000	271,745
Dell, Inc. Senior Notes 7.10% due 04/15/2028	218,000	218,000

Security Description	Principal Amount	Value (Note 2)

Computers (continued)
Hewlett-Packard Co. Senior Notes 6.00% due 09/15/2041	$2,321,000	$2,325,881

		4,569,003

Consumer Products - Misc. — 0.0%
Kimberly-Clark Corp. Senior Notes 1.85% due 03/01/2020	358,000	353,810

Containers - Metal/Glass — 0.1%
Ball Corp. Company Guar. Notes 5.00% due 03/15/2022	323,000	327,845
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/2026	743,000	822,872

		1,150,717

Containers - Paper/Plastic — 0.0%
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. Company Guar. Notes 10.13% due 07/15/2020*	454,000	394,980

Cosmetics & Toiletries — 0.1%
First Quality Finance Co., Inc. Senior Notes 4.63% due 05/15/2021*	711,000	668,340

Data Processing/Management — 0.0%
First Data Corp. Senior Sec. Notes 5.38% due 08/15/2023#	125,000	126,563

Decision Support Software — 0.0%
MSCI, Inc. Company Guar. Notes 5.75% due 08/15/2025*	133,000	135,660

Dialysis Centers — 0.0%
DaVita HealthCare Partners, Inc. Company Guar. Notes 5.13% due 07/15/2024	500,000	497,813

Disposable Medical Products — 0.1%
Sterigenics-Nordion Holdings LLC Senior Notes 6.50% due 05/15/2023*	582,000	593,628

Distribution/Wholesale — 0.1%
H&E Equipment Services, Inc. Company Guar. Notes 7.00% due 09/01/2022#	700,000	696,500
LKQ Corp. Company Guar. Notes 4.75% due 05/15/2023	622,000	596,342

		1,292,842

Diversified Banking Institutions — 2.6%
Bank of America Corp. Senior Notes 2.60% due 01/15/2019	1,226,000	1,234,280
Bank of America Corp. Sub. Notes 3.95% due 04/21/2025	1,028,000	995,140
Bank of America Corp. Sub. Notes 4.25% due 10/22/2026	1,231,000	1,211,869

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
Bank of America Corp. Sub. Notes 7.25% due 10/15/2025	$75,000	$91,525
Citigroup, Inc. Sub. Notes 3.88% due 03/26/2025	743,000	717,939
Citigroup, Inc. Sub. Notes 4.40% due 06/10/2025	2,809,000	2,824,916
Citigroup, Inc. Sub. Notes 6.00% due 10/31/2033	592,000	673,138
Goldman Sachs Group, Inc. Senior Notes 2.55% due 10/23/2019	1,381,000	1,384,185
Goldman Sachs Group, Inc. Senior Notes 3.63% due 01/22/2023	1,226,000	1,232,444
Goldman Sachs Group, Inc. Sub. Notes 5.15% due 05/22/2045	713,000	704,846
Goldman Sachs Group, Inc. Senior Notes 6.13% due 02/15/2033	1,176,000	1,399,131
Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/2037	2,140,000	2,553,108
JPMorgan Chase & Co. Senior Notes 2.20% due 10/22/2019	1,766,000	1,751,708
JPMorgan Chase & Co. Senior Notes 3.25% due 09/23/2022	572,000	568,164
JPMorgan Chase & Co. Sub. Notes 4.13% due 12/15/2026	1,180,000	1,172,383
JPMorgan Chase & Co. Sub. Notes 4.95% due 06/01/2045	565,000	565,737
Merrill Lynch & Co., Inc. Sub. Notes 6.11% due 01/29/2037	1,581,000	1,795,360
Morgan Stanley Senior Notes 1.88% due 01/05/2018	1,088,000	1,088,117
Morgan Stanley Senior Notes 2.80% due 06/16/2020	633,000	635,275
Morgan Stanley Sub. Notes 4.10% due 05/22/2023	2,714,000	2,724,289
Morgan Stanley Senior Notes 4.75% due 03/22/2017	1,208,000	1,267,374
Morgan Stanley Sub. Notes 5.00% due 11/24/2025	1,462,000	1,539,169

		28,130,097

Diversified Financial Services — 0.4%
General Electric Capital Corp. Company Guar. Notes 1.25% due 05/15/2017	1,830,000	1,831,846

Security Description	Principal Amount	Value (Note 2)

Diversified Financial Services (continued)
General Electric Capital Corp. Company Guar. Notes 5.88% due 01/14/2038	$1,061,000	$1,288,151
USAA Capital Corp. Senior Notes 2.13% due 06/03/2019*	1,623,000	1,623,154

		4,743,151

Diversified Manufacturing Operations — 0.4%
General Electric Co. Senior Notes 2.70% due 10/09/2022	882,000	862,343
Ingersoll-Rand Global Holding Co., Ltd. Company Guar. Notes 5.75% due 06/15/2043	1,206,000	1,319,670
Textron, Inc. Senior Notes 4.63% due 09/21/2016	1,070,000	1,104,370
Trinity Industries, Inc. Company Guar. Notes 4.55% due 10/01/2024	777,000	729,731

		4,016,114

Diversified Operations — 0.1%
MUFG Americas Holdings Corp. Senior Notes 1.63% due 02/09/2018	535,000	533,363

E-Commerce/Services — 0.0%
Netflix, Inc. Senior Notes 5.38% due 02/01/2021	481,000	496,633

Electric - Generation — 0.0%
Terraform Global Operating LLC Company Guar. Notes 9.75% due 08/15/2022*	424,000	397,500

Electric - Integrated — 1.2%
AES Corp. Senior Notes 4.88% due 05/15/2023	530,000	492,900
AES Corp. Senior Notes 5.50% due 03/15/2024	424,000	404,920
Arizona Public Service Co. Senior Notes 2.20% due 01/15/2020	549,000	548,521
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/2033	1,389,000	1,487,077
Entergy Arkansas, Inc. 1st Mtg. Bonds 4.95% due 12/15/2044	814,000	816,765
Entergy Louisiana LLC 1st Mtg. Bonds 4.95% due 01/15/2045	726,000	732,465
Exelon Corp. Senior Notes 4.95% due 06/15/2035	479,000	482,450
Exelon Corp. Senior Notes 5.10% due 06/15/2045	490,000	488,332

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Electric - Integrated (continued)
Exelon Generation Co. LLC Senior Notes 2.95% due 01/15/2020	$745,000	$746,494
FirstEnergy Corp. Senior Notes 7.38% due 11/15/2031	826,000	988,664
Georgia Power Co. Senior Notes 3.00% due 04/15/2016	265,000	268,442
Mirant Mid Atlantic LLC Pass Through Trust Pass Through Certs. 10.06% due 12/30/2028	705,389	728,314
South Carolina Electric & Gas Co. 1st Mtg. Bonds 5.10% due 06/01/2065	606,000	620,042
Southern California Edison Co. 1st Mtg. Bonds 1.13% due 05/01/2017	1,426,000	1,419,883
Southern Co. Senior Notes 1.30% due 08/15/2017	1,185,000	1,175,763
Talen Energy Supply LLC Senior Notes 6.50% due 06/01/2025#	500,000	463,750
Trans-Allegheny Interstate Line Co. Senior Notes 3.85% due 06/01/2025*	580,000	577,584

		12,442,366

Electronic Components - Misc. — 0.1%
Corning, Inc. Senior Notes 1.50% due 05/08/2018	667,000	664,235
Corning, Inc. Senior Notes 2.90% due 05/15/2022	667,000	664,206

		1,328,441

Electronic Components - Semiconductors — 0.2%
Intel Corp. Senior Notes 1.35% due 12/15/2017	1,120,000	1,118,368
Micron Technology, Inc. Senior Notes 5.63% due 01/15/2026*	600,000	544,500

		1,662,868

Electronics - Military — 0.0%
L-3 Communications Corp. Company Guar. Notes 3.95% due 05/28/2024	290,000	277,068

Energy - Alternate Sources — 0.0%
TerraForm Power Operating LLC Company Guar. Notes 5.88% due 02/01/2023*	301,000	285,950

Enterprise Software/Service — 0.1%
Infor US, Inc. Senior Sec. Notes 5.75% due 08/15/2020*	375,000	375,938
Oracle Corp. Senior Notes 3.90% due 05/15/2035	1,004,000	944,785

		1,320,723

Security Description	Principal Amount	Value (Note 2)

Finance - Auto Loans — 0.2%
Ally Financial, Inc. Senior Notes 5.13% due 09/30/2024	$1,175,000	$1,186,750
Credit Acceptance Corp. Company Guar. Notes 7.38% due 03/15/2023*	600,000	615,000

		1,801,750

Finance - Commercial — 0.0%
Jefferies Finance LLC/JFIN Co-Issuer Corp. Senior Notes 6.88% due 04/15/2022*	223,000	209,397
Jefferies Finance LLC/JFIN Co-Issuer Corp. Senior Notes 7.38% due 04/01/2020*	220,000	215,094

		424,491

Finance - Consumer Loans — 0.2%
Enova International, Inc. Company Guar. Notes 9.75% due 06/01/2021	991,000	822,530
OneMain Financial Holdings, Inc. Company Guar. Notes 6.75% due 12/15/2019*	514,000	537,130
Synchrony Financial Senior Notes 4.25% due 08/15/2024	1,135,000	1,117,565

		2,477,225

Finance - Credit Card — 0.2%
American Express Credit Corp. Senior Notes 1.55% due 09/22/2017	409,000	408,364
American Express Credit Corp. Senior Notes 2.38% due 05/26/2020	1,100,000	1,091,976
Discover Financial Services Senior Notes 3.75% due 03/04/2025	1,177,000	1,117,079

		2,617,419

Finance - Investment Banker/Broker — 0.1%
Lehman Brothers Holdings, Inc. Escrow Notes 6.75% due 12/28/2017†(4)	179,000	18
Lehman Brothers Holdings, Inc. Escrow Notes 7.50% due 05/11/2038†(4)	230,000	23
TD Ameritrade Holding Corp. Senior Notes 2.95% due 04/01/2022	754,000	749,201

		749,242

Finance - Leasing Companies — 0.1%
Air Lease Corp. Senior Notes 4.75% due 03/01/2020#	793,000	839,613

Finance - Mortgage Loan/Banker — 0.1%
Quicken Loans, Inc. Company Guar. Notes 5.75% due 05/01/2025*	850,000	828,750

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Finance - Other Services — 0.4%
National Rural Utilities Cooperative Finance Corp. Senior Notes 0.95% due 04/24/2017	$558,000	$556,245
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 1.10% due 01/27/2017	2,209,000	2,211,306
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 2.00% due 01/27/2020	1,116,000	1,093,978

		3,861,529

Firearms & Ammunition — 0.0%
FGI Operating Co. LLC/FGI Finance, Inc. Sec. Notes 7.88% due 05/01/2020	451,000	346,143

Food - Dairy Products — 0.1%
Dean Foods Co. Company Guar. Notes 6.50% due 03/15/2023*	600,000	606,000

Food - Flour & Grain — 0.0%
Post Holdings, Inc. Company Guar. Notes 7.75% due 03/15/2024*#	370,000	382,025

Food - Meat Products — 0.0%
JBS USA LLC/JBS USA Finance, Inc. Senior Notes 5.88% due 07/15/2024*	475,000	473,219

Food - Misc./Diversified — 0.0%
Darling Ingredients, Inc. Company Guar. Notes 5.38% due 01/15/2022	391,000	386,113

Food - Retail — 0.1%
SUPERVALU, Inc. Senior Notes 7.75% due 11/15/2022	710,000	734,850

Food - Wholesale/Distribution — 0.0%
C&S Group Enterprises LLC Senior Sec. Notes 5.38% due 07/15/2022*	281,000	259,925

Gambling (Non-Hotel) — 0.1%
Scientific Games International, Inc. Senior Sec. Notes 7.00% due 01/01/2022*	258,000	263,805
Scientific Games International, Inc. Company Guar. Notes 10.00% due 12/01/2022	500,000	458,750
Waterford Gaming LLC/Waterford Gaming Financial Corp. Escrow Notes 8.63% due 09/15/2014*†(3)(4)	5,195	51

		722,606

Gas - Distribution — 0.1%
Dominion Gas Holdings LLC Senior Notes 4.80% due 11/01/2043	516,000	512,891

Hotels/Motels — 0.0%
Interval Acquisition Corp. Company Guar. Notes 5.63% due 04/15/2023*	350,000	345,625

Security Description	Principal Amount	Value (Note 2)

Independent Power Producers — 0.1%
Dynegy, Inc. Company Guar. Notes 7.38% due 11/01/2022	$425,000	$439,875
GenOn Energy, Inc. Senior Notes 9.50% due 10/15/2018	406,000	390,267
NRG Energy, Inc. Company Guar. Notes 6.25% due 07/15/2022	585,000	570,375

		1,400,517

Industrial Gases — 0.0%
Airgas, Inc. Senior Notes 3.05% due 08/01/2020	352,000	352,869

Insurance - Life/Health — 0.5%
CNO Financial Group, Inc. Senior Notes 5.25% due 05/30/2025	229,000	236,156
Pacific LifeCorp Senior Notes 6.00% due 02/10/2020*	552,000	621,359
Pricoa Global Funding I Senior Sec. Notes 1.35% due 08/18/2017*	1,429,000	1,426,496
Pricoa Global Funding I Senior Sec. Notes 1.60% due 05/29/2018*	2,493,000	2,473,188
Principal Financial Group, Inc. Company Guar. Notes 1.85% due 11/15/2017	360,000	361,468

		5,118,667

Insurance - Multi-line — 0.6%
Assurant, Inc. Senior Notes 6.75% due 02/15/2034	2,184,000	2,550,139
Metropolitan Life Global Funding I Sec. Notes 1.30% due 04/10/2017*	3,355,000	3,358,157

		5,908,296

Insurance - Mutual — 0.4%
Massachusetts Mutual Life Insurance Co. Sub. Notes 4.50% due 04/15/2065*	700,000	637,448
MassMutual Global Funding II Senior Sec. Notes 2.00% due 04/05/2017*	1,511,000	1,529,162
MassMutual Global Funding II Senior Sec. Notes 2.50% due 10/17/2022*	483,000	465,795
New York Life Global Funding Sec. Notes 1.65% due 05/15/2017*	1,394,000	1,401,840

		4,034,245

Internet Connectivity Services — 0.1%
Cogent Communications Group, Inc. Senior Sec. Notes 5.38% due 03/01/2022*	633,000	612,428

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Internet Connectivity Services (continued)
Zayo Group LLC/Zayo Capital, Inc. Company Guar. Notes 6.00% due 04/01/2023*	$842,000	$840,905

		1,453,333

Investment Management/Advisor Services — 0.1%
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Senior Notes 5.00% due 08/01/2021*	343,000	335,282
National Financial Partners Corp. Senior Notes 9.00% due 07/15/2021*	823,000	806,540

		1,141,822

Machinery - Farming — 0.3%
John Deere Capital Corp. Senior Notes 1.13% due 06/12/2017	1,638,000	1,635,636
John Deere Capital Corp. Senior Notes 1.55% due 12/15/2017	1,975,000	1,984,662

		3,620,298

Marine Services — 0.0%
Great Lakes Dredge & Dock Corp. Company Guar. Notes 7.38% due 02/01/2019	126,000	126,630

Medical Labs & Testing Services — 0.5%
Laboratory Corp. of America Holdings Senior Notes 3.20% due 02/01/2022	292,000	285,643
Laboratory Corp. of America Holdings Senior Notes 3.60% due 02/01/2025	945,000	905,070
Laboratory Corp. of America Holdings Senior Notes 4.70% due 02/01/2045	484,000	441,796
Roche Holdings, Inc. Company Guar. Notes 1.35% due 09/29/2017*	2,037,000	2,040,398
Roche Holdings, Inc. Company Guar. Notes 2.25% due 09/30/2019*	1,595,000	1,605,345

		5,278,252

Medical Products — 0.1%
Becton Dickinson and Co. Senior Notes 3.13% due 11/08/2021	431,000	425,883
Universal Hospital Services, Inc. Sec. Notes 7.63% due 08/15/2020	519,000	500,510

		926,393

Medical - Biomedical/Gene — 0.1%
Celgene Corp. Senior Notes 5.00% due 08/15/2045	889,000	897,085

Medical - Drugs — 0.3%
Baxalta, Inc. Senior Notes 3.60% due 06/23/2022*	900,000	899,401

Security Description	Principal Amount	Value (Note 2)

Medical - Drugs (continued)
Baxalta, Inc. Senior Notes 4.00% due 06/23/2025*	$483,000	$480,192
Endo Finance LLC Company Guar. Notes 5.75% due 01/15/2022*	392,000	400,820
Forest Laboratories, Inc. Company Guar. Notes 4.88% due 02/15/2021*	1,079,000	1,152,972
Quintiles Transnational Corp. Company Guar. Notes 4.88% due 05/15/2023*	500,000	510,000

		3,443,385

Medical - Generic Drugs — 0.1%
Mylan, Inc. Company Guar. Notes 5.40% due 11/29/2043	518,000	510,977

Medical - HMO — 0.1%
UnitedHealth Group, Inc. Senior Notes 1.40% due 12/15/2017	894,000	889,913
UnitedHealth Group, Inc. Senior Notes 3.35% due 07/15/2022	633,000	647,877

		1,537,790

Medical - Hospitals — 0.3%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/2017	117,000	120,218
HCA, Inc. Senior Sec. Notes 3.75% due 03/15/2019	195,000	195,975
HCA, Inc. Senior Sec. Notes 4.75% due 05/01/2023	260,000	263,572
HCA, Inc. Company Guar. Notes 5.38% due 02/01/2025	95,000	96,425
HCA, Inc. Company Guar. Notes 7.50% due 11/15/2095	700,000	686,000
IASIS Healthcare LLC/IASIS Capital Corp. Company Guar. Notes 8.38% due 05/15/2019	760,000	787,656
Tenet Healthcare Corp. Senior Sec. Notes 4.75% due 06/01/2020	600,000	611,625
Tenet Healthcare Corp. Senior Notes 6.75% due 06/15/2023	337,000	347,110

		3,108,581

Metal - Copper — 0.1%
Freeport-McMoRan, Inc. Company Guar. Notes 2.30% due 11/14/2017	572,000	531,960

Multimedia — 0.4%
21st Century Fox America, Inc. Company Guar. Notes 4.75% due 09/15/2044	634,000	608,100

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Multimedia (continued)
Time Warner, Inc. Company Guar. Notes 3.60% due 07/15/2025	$2,486,000	$2,406,010
Viacom, Inc. Senior Notes 4.85% due 12/15/2034	491,000	413,006
Viacom, Inc. Senior Notes 5.25% due 04/01/2044	993,000	855,485

		4,282,601

Music — 0.1%
WMG Acquisition Corp. Senior Sec. Notes 6.00% due 01/15/2021*	234,000	238,680
WMG Acquisition Corp. Company Guar. Notes 6.75% due 04/15/2022*	455,000	434,525

		673,205

Networking Products — 0.1%
Cisco Systems, Inc. Senior Notes 2.13% due 03/01/2019	1,162,000	1,170,519

Oil & Gas Drilling — 0.0%
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. Company Guar. Notes 5.50% due 08/15/2022	186,000	164,610

Oil Companies - Exploration & Production — 1.3%
Anadarko Petroleum Corp. Senior Notes 6.45% due 09/15/2036	2,582,000	2,906,284
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp. Company Guar. Notes 7.75% due 01/15/2021	515,000	274,739
Carrizo Oil & Gas, Inc. Company Guar. Notes 6.25% due 04/15/2023	500,000	450,000
Denbury Resources, Inc. Company Guar. Notes 5.50% due 05/01/2022	525,000	374,062
EP Energy LLC/Everest Acquisition Finance, Inc. Company Guar. Notes 7.75% due 09/01/2022	469,000	431,480
EV Energy Partners LP/EV Energy Finance Corp. Company Guar. Notes 8.00% due 04/15/2019	890,000	640,800
Halcon Resources Corp. Sec. Notes 8.63% due 02/01/2020*#	298,000	261,495
Halcon Resources Corp. Company Guar. Notes 9.75% due 07/15/2020#	200,000	73,000
Hess Corp. Senior Notes 5.60% due 02/15/2041	461,000	445,380
Hess Corp. Senior Notes 7.88% due 10/01/2029	461,000	553,117

Security Description	Principal Amount	Value (Note 2)

Oil Companies - Exploration & Production (continued)
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 5.00% due 12/01/2024*	$436,000	$377,184
Legacy Reserves LP/Legacy Reserves Finance Corp. Company Guar. Notes 6.63% due 12/01/2021	364,000	254,800
Memorial Production Partners LP/Memorial Production Finance Corp. Company Guar. Notes 7.63% due 05/01/2021	585,000	391,950
Newfield Exploration Co. Senior Notes 5.38% due 01/01/2026	989,000	919,770
Noble Energy, Inc. Senior Notes 3.90% due 11/15/2024	648,000	612,179
Noble Energy, Inc. Senior Notes 5.05% due 11/15/2044	553,000	492,758
Northern Oil and Gas, Inc. Senior Notes 8.00% due 06/01/2020#	614,000	466,640
Oasis Petroleum, Inc. Company Guar. Notes 6.88% due 03/15/2022	350,000	290,500
Occidental Petroleum Corp. Senior Notes 3.50% due 06/15/2025	454,000	453,392
Penn Virginia Corp. Company Guar. Notes 7.25% due 04/15/2019#	377,000	97,077
Rex Energy Corp. Company Guar. Notes 6.25% due 08/01/2022	520,000	275,600
Rice Energy, Inc. Company Guar. Notes 7.25% due 05/01/2023*#	500,000	465,000
Sanchez Energy Corp. Company Guar. Notes 6.13% due 01/15/2023#	419,000	314,250
SM Energy Co. Senior Notes 5.63% due 06/01/2025	281,000	249,387
Southwestern Energy Co. Senior Notes 3.30% due 01/23/2018	292,000	291,113
Southwestern Energy Co. Senior Notes 4.95% due 01/23/2025#	1,371,000	1,259,518

		13,621,475

Oil Companies - Integrated — 0.4%
Chevron Corp. Senior Notes 1.37% due 03/02/2018	1,193,000	1,188,595
Chevron Corp. Senior Notes 1.96% due 03/03/2020	656,000	649,018
ConocoPhillips Co. Company Guar. Notes 1.50% due 05/15/2018	469,000	466,555
Exxon Mobil Corp. Senior Notes 1.31% due 03/06/2018	1,240,000	1,239,273

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies - Integrated (continued)
Marathon Oil Corp. Senior Notes 6.60% due 10/01/2037	$822,000	$862,383

		4,405,824

Oil Refining & Marketing — 0.1%
Calumet Specialty Products Partner LP/ Calumet Finance Corp. Company Guar. Notes 6.50% due 04/15/2021	246,000	232,470
Murphy Oil USA, Inc. Company Guar. Notes 6.00% due 08/15/2023	620,000	638,600

		871,070

Oil - Field Services — 0.1%
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. Company Guar. Notes 6.63% due 05/01/2021	414,000	380,880
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. Company Guar. Notes 6.88% due 02/15/2023	680,000	610,300

		991,180

Paper & Related Products — 0.8%
Clearwater Paper Corp. Company Guar. Notes 4.50% due 02/01/2023	670,000	636,500
Domtar Corp. Company Guar. Notes 6.75% due 02/15/2044	1,205,000	1,288,580
Georgia-Pacific LLC Senior Notes 3.60% due 03/01/2025*	2,152,000	2,121,975
Georgia-Pacific LLC Senior Notes 3.73% due 07/15/2023*	2,790,000	2,816,433
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/2020*	697,000	779,628
PH Glatfelter Co. Company Guar. Notes 5.38% due 10/15/2020	430,000	435,375

		8,078,491

Pipelines — 1.1%
Access Midstream Partners LP/ACMP Finance Corp. Senior Notes 4.88% due 05/15/2023	796,000	749,816
Columbia Pipeline Group, Inc. Company Guar. Notes 2.45% due 06/01/2018*	245,000	245,034
Columbia Pipeline Group, Inc. Company Guar. Notes 4.50% due 06/01/2025*	1,181,000	1,126,973
Energy Transfer Partners LP Senior Notes 4.90% due 03/15/2035	1,133,000	962,396
Energy Transfer Partners LP Senior Notes 5.15% due 03/15/2045	426,000	359,008
Energy Transfer Partners LP Senior Notes 6.63% due 10/15/2036	1,894,000	1,901,055

Security Description	Principal Amount	Value (Note 2)

Pipelines (continued)
EnLink Midstream Partners LP Senior Notes 5.05% due 04/01/2045	$556,000	$465,130
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 5.63% due 06/15/2024	314,000	281,030
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 5.75% due 02/15/2021	250,000	235,000
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 6.00% due 05/15/2023	500,000	457,500
Kinder Morgan Energy Partners LP Company Guar. Notes 4.70% due 11/01/2042	479,000	357,055
Kinder Morgan Energy Partners LP Company Guar. Notes 6.50% due 04/01/2020	1,848,000	2,052,217
Kinder Morgan, Inc. Company Guar. Notes 5.00% due 02/15/2021*	1,322,000	1,364,312
Rose Rock Midstream LP/Rose Rock Finance Corp. Company Guar. Notes 5.63% due 07/15/2022	387,000	352,170
Sabine Pass Liquefaction LLC Senior Sec. Notes 5.63% due 04/15/2023	225,000	218,531
Sabine Pass Liquefaction LLC Senior Sec. Notes 6.25% due 03/15/2022	117,000	117,585
Tesoro Logistics LP/Tesoro Logistics Finance Corp. Company Guar. Notes 5.88% due 10/01/2020	384,000	384,960
Williams Partners LP Senior Notes 4.00% due 09/15/2025	438,000	391,158

		12,020,930

Printing - Commercial — 0.1%
Multi-Color Corp. Company Guar. Notes 6.13% due 12/01/2022*	799,000	813,981
Quad/Graphics, Inc. Company Guar. Notes 7.00% due 05/01/2022	525,000	488,250

		1,302,231

Publishing - Newspapers — 0.1%
Lee Enterprises, Inc. Senior Sec. Notes 9.50% due 03/15/2022*	493,000	474,512
McClatchy Co. Senior Sec. Notes 9.00% due 12/15/2022#	740,000	668,775

		1,143,287

Publishing - Periodicals — 0.2%
Expo Event Transco, Inc. Senior Notes 9.00% due 06/15/2021*	953,000	957,765
Time, Inc. Company Guar. Notes 5.75% due 04/15/2022*	930,000	888,150

		1,845,915

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Radio — 0.0%
Sirius XM Radio, Inc. Company Guar. Notes 5.38% due 04/15/2025*	$500,000	$493,750

Real Estate Investment Trusts — 0.5%
Communications Sales & Leasing, Inc. Company Guar. Notes 8.25% due 10/15/2023*	380,000	345,800
Communications Sales & Leasing, Inc./CSL Capital LLC Senior Sec. Notes 6.00% due 04/15/2023*	320,000	300,800
CTR Partnership LP/CareTrust Capital Corp. Company Guar. Notes 5.88% due 06/01/2021	497,000	503,213
DuPont Fabros Technology LP Company Guar. Notes 5.63% due 06/15/2023	500,000	492,500
ESH Hospitality, Inc. Company Guar. Notes 5.25% due 05/01/2025*	497,000	482,090
HCP, Inc. Senior Notes 3.75% due 02/01/2016	330,000	333,654
iStar Financial, Inc. Senior Notes 5.00% due 07/01/2019	500,000	485,000
Omega Healthcare Investors, Inc. Company Guar. Notes 4.50% due 04/01/2027*	1,327,000	1,276,421
Omega Healthcare Investors, Inc. Company Guar. Notes 4.95% due 04/01/2024	1,084,000	1,116,619
RHP Hotel Properties LP/RHP Finance Corp. Company Guar. Notes 5.00% due 04/15/2023*	261,000	258,390

		5,594,487

Real Estate Management/Services — 0.2%
American Campus Communities Operating Partnership LP Company Guar. Notes 4.13% due 07/01/2024	756,000	751,887
Kennedy-Wilson, Inc. Company Guar. Notes 5.88% due 04/01/2024	1,000,000	973,000

		1,724,887

Real Estate Operations & Development — 0.1%
Greystar Real Estate Partners LLC Senior Sec. Notes 8.25% due 12/01/2022*	604,000	629,670

Rental Auto/Equipment — 0.1%
United Rentals North America, Inc. Senior Sec. Notes 4.63% due 07/15/2023	300,000	295,125
United Rentals North America, Inc. Company Guar. Notes 5.50% due 07/15/2025	375,000	361,875

		657,000

Retail - Appliances — 0.1%
Conn’s, Inc. Company Guar. Notes 7.25% due 07/15/2022#	725,000	688,830

Security Description	Principal Amount	Value (Note 2)

Retail - Computer Equipment — 0.0%
GameStop Corp. Company Guar. Notes 5.50% due 10/01/2019*#	$419,000	$432,618

Retail - Discount — 0.2%
Costco Wholesale Corp. Senior Notes 2.25% due 02/15/2022	1,248,000	1,210,865
Dollar General Corp. Company Guar. Notes 4.13% due 07/15/2017	985,000	1,018,806

		2,229,671

Retail - Drug Store — 0.1%
CVS Pass-Through Trust Pass Through Certs. 4.70% due 01/10/2036*	569,620	591,405
CVS Pass-Through Trust Pass Through Certs. 5.77% due 01/10/2033*	290,911	329,398
CVS Pass-Through Trust Pass Through Certs. 5.93% due 01/10/2034*	505,023	566,254

		1,487,057

Retail - Regional Department Stores — 0.1%
Bon-Ton Department Stores, Inc. Sec. Notes 8.00% due 06/15/2021	616,000	400,400
Kohl’s Corp. Senior Notes 5.55% due 07/17/2045#	645,000	609,814

		1,010,214

Retail - Restaurants — 0.1%
Landry’s, Inc. Company Guar. Notes 9.38% due 05/01/2020*	511,000	546,131
PF Chang’s China Bistro, Inc. Company Guar. Notes 10.25% due 06/30/2020*#	673,000	673,000

		1,219,131

Satellite Telecom — 0.0%
Hughes Satellite Systems Corp. Company Guar. Notes 7.63% due 06/15/2021	333,000	364,219

Savings & Loans/Thrifts — 0.7%
Astoria Financial Corp. Senior Notes 5.00% due 06/19/2017	1,520,000	1,588,152
First Niagara Financial Group, Inc. Senior Notes 6.75% due 03/19/2020	2,927,000	3,227,533
First Niagara Financial Group, Inc. Sub. Notes 7.25% due 12/15/2021	2,210,000	2,478,391

		7,294,076

Schools — 0.1%
President and Fellows of Harvard College Notes 3.62% due 10/01/2037	360,000	349,201

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Schools (continued)
University of Pennsylvania Senior Notes 4.67% due 09/01/2112	$516,000	$496,313

		845,514

Semiconductor Equipment — 0.0%
Entegris, Inc. Company Guar. Notes 6.00% due 04/01/2022*	72,000	72,900

Specified Purpose Acquisitions — 0.1%
Opal Acquisition, Inc. Senior Notes 8.88% due 12/15/2021*	815,000	798,700

Steel Pipe & Tube — 0.1%
Valmont Industries, Inc. Company Guar. Notes 5.25% due 10/01/2054	1,394,000	1,229,321

Steel - Producers — 0.1%
AK Steel Corp. Company Guar. Notes 8.38% due 04/01/2022	507,000	316,875
AK Steel Corp. Senior Sec. Notes 8.75% due 12/01/2018#	400,000	400,000
Steel Dynamics, Inc. Company Guar. Notes 5.13% due 10/01/2021	377,000	369,648

		1,086,523

Steel - Specialty — 0.1%
Allegheny Technologies, Inc. Senior Notes 5.95% due 01/15/2021	743,000	676,130

Telecom Services — 0.0%
Altice US Finance I Corp Senior Sec. Notes 5.38% due 07/15/2023*	500,000	495,000

Telecommunication Equipment — 0.1%
CommScope Technologies Finance LLC Senior Sec. Notes 6.00% due 06/15/2025*	500,000	486,250
Plantronics, Inc. Company Guar. Notes 5.50% due 05/31/2023*	300,000	301,500

		787,750

Telephone - Integrated — 1.4%
AT&T, Inc. Senior Notes 3.00% due 06/30/2022	2,175,000	2,088,600
AT&T, Inc. Senior Notes 3.40% due 05/15/2025	615,000	586,087
AT&T, Inc. Senior Notes 4.35% due 06/15/2045	1,170,000	1,000,606
AT&T, Inc. Senior Notes 4.50% due 05/15/2035	1,507,000	1,384,567
AT&T, Inc. Senior Notes 4.75% due 05/15/2046	539,000	491,307

Security Description	Principal Amount	Value (Note 2)

Telephone - Integrated (continued)
AT&T, Inc. Senior Notes 5.80% due 02/15/2019	$542,000	$599,795
Century Telephone Enterprise, Inc. Senior Notes 6.88% due 01/15/2028	241,000	215,695
CenturyLink, Inc. Senior Notes 5.63% due 04/01/2025*	490,000	437,570
CenturyLink, Inc. Senior Notes 5.80% due 03/15/2022	443,000	420,296
Consolidated Communications, Inc. Company Guar. Notes 6.50% due 10/01/2022*	334,000	308,950
Frontier Communications Corp. Senior Notes 8.50% due 04/15/2020	403,000	414,083
Frontier Communications Corp. Senior Notes 9.25% due 07/01/2021	292,000	300,030
Verizon Communications, Inc. Senior Notes 3.00% due 11/01/2021	1,121,000	1,104,935
Verizon Communications, Inc. Senior Notes 4.40% due 11/01/2034	469,000	432,486
Verizon Communications, Inc. Senior Notes 4.50% due 09/15/2020	130,000	139,652
Verizon Communications, Inc. Senior Notes 4.67% due 03/15/2055	2,797,000	2,423,648
Verizon Communications, Inc. Senior Notes 4.86% due 08/21/2046	2,221,000	2,093,048
Verizon Communications, Inc. Senior Notes 6.40% due 09/15/2033	65,000	74,535

		14,515,890

Theaters — 0.1%
Carmike Cinemas, Inc. Sec. Notes 6.00% due 06/15/2023*	300,000	306,750
National CineMedia LLC Senior Sec. Notes 6.00% due 04/15/2022	365,000	373,213

		679,963

Transport - Rail — 0.1%
Union Pacific Corp. Senior Notes 3.88% due 02/01/2055	685,000	595,636

Travel Services — 0.1%
Sabre GLBL, Inc. Senior Sec. Notes 5.38% due 04/15/2023*	714,000	699,720

Trucking/Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 3.05% due 01/09/2020*	803,000	804,906

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Wire & Cable Products — 0.1%
General Cable Corp. Company Guar. Notes 5.75% due 10/01/2022	$962,000	$860,990

Total U.S. Corporate Bonds & Notes
(cost $286,363,267)		277,749,752

FOREIGN CORPORATE BONDS & NOTES — 7.7%
Agricultural Chemicals — 0.1%
Consolidated Energy Finance SA Company Guar. Notes 6.75% due 10/15/2019*	890,000	878,697

Airlines — 0.1%
Air Canada Senior Sec. Notes 6.75% due 10/01/2019*	600,000	633,000

Auto - Cars/Light Trucks — 0.2%
Hyundai Capital Services, Inc. Senior Notes 4.38% due 07/27/2016*	1,513,000	1,554,064
Volkswagen International Finance NV Company Guar. Notes 2.38% due 03/22/2017*	655,000	665,022

		2,219,086

Banks - Commercial — 2.2%
Abbey National Treasury Services PLC Company Guar. Notes 1.38% due 03/13/2017	47,000	46,962
ANZ New Zealand Int’l, Ltd. Company Guar. Notes 1.13% due 03/24/2016*	2,290,000	2,295,691
Bank of Tokyo-Mitsubishi UFJ, Ltd. Senior Notes 1.45% due 09/08/2017*	1,421,000	1,411,479
BPCE SA Sub. Notes 4.50% due 03/15/2025*	1,450,000	1,407,067
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Notes 1.70% due 03/19/2018	377,000	374,743
Credit Suisse Senior Notes 1.70% due 04/27/2018	1,116,000	1,108,535
Credit Suisse Sub. Notes 5.40% due 01/14/2020	2,576,000	2,844,074
Credit Suisse Group Funding Guernsey, Ltd. Company Guar. Notes 4.88% due 05/15/2045*	1,048,000	1,023,586
Credit Suisse New York Senior Notes 3.00% due 10/29/2021	513,000	510,537
DBS Group Holdings, Ltd. Senior Notes 2.25% due 07/16/2019*	1,529,000	1,532,665
ING Bank NV Senior Notes 4.00% due 03/15/2016*	998,000	1,014,197
Intesa Sanpaolo SpA Sub. Notes 5.02% due 06/26/2024*	1,542,000	1,507,219

Security Description	Principal Amount	Value (Note 2)

Banks - Commercial (continued)
Kookmin Bank Senior Notes 1.63% due 07/14/2017*#	$1,906,000	$1,897,282
National Australia Bank, Ltd. Senior Notes 2.75% due 03/09/2017	1,396,000	1,429,283
National Bank of Canada Company Guar. Notes 1.45% due 11/07/2017	2,515,000	2,503,620
Rabobank Nederland Bank Guar. Notes 5.25% due 08/04/2045	802,000	822,823
Standard Chartered PLC Senior Notes 2.25% due 04/17/2020*	1,770,000	1,745,719
Standard Chartered PLC Senior Notes 3.20% due 04/17/2025*	434,000	408,134

		23,883,616

Banks - Money Center — 0.1%
ABN AMRO Bank NV Sub. Notes 4.75% due 07/28/2025*	519,000	519,800
Mizuho Bank, Ltd. Company Guar. Notes 2.45% due 04/16/2019*	591,000	593,447

		1,113,247

Beverages - Non-alcoholic — 0.2%
Coca-Cola Femsa SAB de CV Company Guar. Notes 2.38% due 11/26/2018	1,764,000	1,779,170

Beverages - Wine/Spirits — 0.1%
Diageo Capital PLC Company Guar. Notes 5.75% due 10/23/2017	1,243,000	1,350,602

Building - Residential/Commercial — 0.1%
Mattamy Group Corp. Senior Notes 6.50% due 11/15/2020*#	629,000	606,985

Cable/Satellite TV — 0.1%
Numericable Group SA Senior Sec. Notes 6.00% due 05/15/2022*	323,000	323,000
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH Senior Sec. Notes 5.00% due 01/15/2025*	275,000	268,813

		591,813

Chemicals - Diversified — 0.0%
NOVA Chemicals Corp. Senior Notes 5.00% due 05/01/2025*	425,000	425,000

Chemicals - Plastics — 0.1%
Mexichem SAB de CV Company Guar. Notes 5.88% due 09/17/2044*	982,000	871,525

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Consumer Products - Misc. — 0.1%
Kimberly-Clark de Mexico SAB de CV Senior Notes 3.25% due 03/12/2025*	$1,100,000	$1,063,898

Cruise Lines — 0.1%
Royal Caribbean Cruises, Ltd. Senior Notes 5.25% due 11/15/2022	263,000	273,520
Royal Caribbean Cruises, Ltd. Senior Notes 7.50% due 10/15/2027	20,000	23,200
Viking Cruises, Ltd. Senior Notes 6.25% due 05/15/2025*	400,000	394,000

		690,720

Disposable Medical Products — 0.0%
ConvaTec Finance International SA Senior Notes 8.25% due 01/15/2019*(13)	400,000	394,000

Diversified Banking Institutions — 1.0%
Credit Agricole SA Sub. Notes 4.38% due 03/17/2025*	1,207,000	1,171,944
Deutsche Bank AG Senior Notes 1.88% due 02/13/2018	3,745,000	3,726,649
Deutsche Bank AG Sub. Notes 4.50% due 04/01/2025	1,564,000	1,514,041
HSBC Holdings PLC Sub. Notes 4.25% due 08/18/2025	783,000	775,756
UBS AG Senior Notes 1.80% due 03/26/2018	2,222,000	2,214,438
UBS AG Sub. Notes 5.13% due 05/15/2024	1,007,000	1,007,000
UBS AG Sub. Notes 7.63% due 08/17/2022	335,000	389,805

		10,799,633

Diversified Manufacturing Operations — 0.2%
Ingersoll-Rand Luxembourg Finance SA Company Guar. Notes 4.65% due 11/01/2044	432,000	403,430
Siemens Financieringsmaatschappij NV Company Guar. Notes 4.40% due 05/27/2045*	1,645,000	1,646,497

		2,049,927

Diversified Minerals — 0.2%
Anglo American Capital PLC Company Guar. Notes 4.13% due 04/15/2021*#	596,000	555,731
Anglo American Capital PLC Company Guar. Notes 4.88% due 05/14/2025*	493,000	445,107
FMG Resources August 2006 Pty, Ltd. Company Guar. Notes 6.88% due 04/01/2022*#	358,000	221,960

Security Description	Principal Amount	Value (Note 2)

Diversified Minerals (continued)
FMG Resources August 2006 Pty, Ltd. Senior Sec. Notes 9.75% due 03/01/2022*#	$277,000	$253,109
Teck Resources, Ltd. Company Guar. Notes 2.50% due 02/01/2018	850,000	726,750

		2,202,657

Electric - Generation — 0.1%
Electricite de France SA Senior Notes 6.00% due 01/22/2114*	522,000	552,353

Electronic Components - Misc. — 0.0%
Flextronics International, Ltd. Company Guar. Notes 4.75% due 06/15/2025*	330,000	319,245

Finance - Leasing Companies — 0.1%
Aircastle, Ltd. Senior Notes 4.63% due 12/15/2018	68,000	69,870
Aircastle, Ltd. Senior Notes 5.50% due 02/15/2022	256,000	264,960
Aircastle, Ltd. Senior Notes 6.25% due 12/01/2019	323,000	350,455
Fly Leasing, Ltd. Senior Notes 6.75% due 12/15/2020	650,000	669,500

		1,354,785

Gambling (Non-Hotel) — 0.1%
International Game Technology PLC Senior Sec. Notes 6.50% due 02/15/2025*	929,000	880,228

Gold Mining — 0.1%
Goldcorp, Inc. Senior Notes 5.45% due 06/09/2044	743,000	655,831
Kinross Gold Corp. Company Guar. Notes 5.95% due 03/15/2024	400,000	339,502

		995,333

Insurance - Multi-line — 0.2%
XLIT, Ltd. Company Guar. Notes 4.45% due 03/31/2025	563,000	555,994
XLIT, Ltd. Company Guar. Notes 5.50% due 03/31/2045	1,264,000	1,175,760

		1,731,754

Machinery - General Industrial — 0.1%
ATS Automation Tooling Systems, Inc. Senior Notes 6.50% due 06/15/2023*	987,000	994,402

Medical - Drugs — 0.4%
Endo Finance LLC Company Guar. Notes 6.00% due 07/15/2023*	435,000	452,400

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Medical - Drugs (continued)
Grifols Worldwide Operations, Ltd. Company Guar. Notes 5.25% due 04/01/2022	$999,000	$1,015,234
Takeda Pharmaceutical Co., Ltd. Senior Notes 1.63% due 03/17/2017*	1,458,000	1,463,428
Valeant Pharmaceuticals International, Inc. Company Guar. Notes 5.63% due 12/01/2021*	170,000	172,975
Valeant Pharmaceuticals International, Inc. Company Guar. Notes 5.88% due 05/15/2023*	636,000	648,720

		3,752,757

Medical - Generic Drugs — 0.3%
Actavis Funding SCS Company Guar. Notes 3.00% due 03/12/2020	1,112,000	1,107,348
Actavis Funding SCS Company Guar. Notes 3.80% due 03/15/2025	711,000	688,092
Actavis Funding SCS Company Guar. Notes 3.85% due 06/15/2024	984,000	959,148
Perrigo Finance PLC Company Guar. Notes 3.50% due 12/15/2021	992,000	968,252

		3,722,840

Metal - Copper — 0.0%
First Quantum Minerals, Ltd. Company Guar. Notes 7.25% due 05/15/2022*#	219,000	152,753

Oil Companies - Exploration & Production — 0.3%
Anadarko Finance Co. Company Guar. Notes 7.50% due 05/01/2031	681,000	835,004
Baytex Energy Corp. Company Guar. Notes 5.13% due 06/01/2021*	101,000	86,052
Baytex Energy Corp. Company Guar. Notes 5.63% due 06/01/2024*	480,000	400,570
MEG Energy Corp. Company Guar. Notes 6.38% due 01/30/2023*	222,000	178,710
MEG Energy Corp. Company Guar. Notes 6.50% due 03/15/2021*	475,000	396,862
Talisman Energy, Inc. Senior Notes 5.50% due 05/15/2042	1,527,000	1,285,308

		3,182,506

Oil Companies - Integrated — 0.4%
BP Capital Markets PLC Company Guar. Notes 1.38% due 11/06/2017	1,793,000	1,784,878
BP Capital Markets PLC Company Guar. Notes 3.54% due 11/04/2024	711,000	696,759

Security Description	Principal Amount	Value (Note 2)

Oil Companies - Integrated (continued)
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/2021	$588,000	$643,875
Petroleos Mexicanos Company Guar. Notes 5.50% due 06/27/2044	263,000	227,561
Shell International Finance BV Company Guar. Notes 2.13% due 05/11/2020	902,000	896,034

		4,249,107

Paper & Related Products — 0.0%
Cascades, Inc. Senior Notes 5.75% due 07/15/2023*	500,000	483,750

Printing - Commercial — 0.1%
Cimpress NV Company Guar. Notes 7.00% due 04/01/2022*	740,000	735,375

Satellite Telecom — 0.1%
Intelsat Jackson Holdings SA Company Guar. Notes 5.50% due 08/01/2023	1,075,000	946,000

Security Services — 0.0%
Garda World Security Corp. Company Guar. Notes 7.25% due 11/15/2021*	358,000	334,730

Steel - Producers — 0.0%
ArcelorMittal Senior Notes 7.00% due 02/25/2022	236,000	235,410
ArcelorMittal Senior Notes 7.50% due 03/01/2041(6)	211,000	193,593

		429,003

SupraNational Banks — 0.1%
North American Development Bank Senior Notes 2.30% due 10/10/2018	1,002,000	1,019,786

Telecom Services — 0.2%
Altice Financing SA Senior Sec. Notes 6.50% due 01/15/2022*	573,000	574,432
Altice SA Company Guar. Notes 7.75% due 05/15/2022*	593,000	578,175
Virgin Media Secured Finance PLC Senior Sec. Notes 5.25% due 01/15/2026*	500,000	485,000

		1,637,607

Telephone - Integrated — 0.2%
Telecom Italia Capital SA Company Guar. Notes 7.72% due 06/04/2038	1,934,000	2,204,760

Transport - Rail — 0.0%
Canadian Pacific Railway Co. Senior Notes 4.80% due 08/01/2045	404,000	406,073

Total Foreign Corporate Bonds & Notes
(cost $83,191,450)		81,638,723

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS — 0.6%
Electric - Distribution — 0.1%
Hydro-Quebec Government Guar. Notes 1.38% due 06/19/2017	$986,000	$992,902

Sovereign — 0.5%
Government of Canada Senior Notes 0.88% due 02/14/2017	956,000	958,363
United Mexican States Senior Notes 3.50% due 01/21/2021	2,407,000	2,440,097
United Mexican States Senior Notes 3.60% due 01/30/2025	983,000	963,340
United Mexican States Senior Bonds 4.75% due 03/08/2044	938,000	874,685

		5,236,485

Total Foreign Government Obligations
(cost $6,135,566)		6,229,387

U.S. GOVERNMENT AGENCIES — 29.3%
Federal Home Loan Mtg. Corp. — 8.4%
1.89% due 02/01/2037 FRS	473,723	498,503
2.50% due 01/01/2028	1,116,579	1,144,554
2.50% due 04/01/2028	2,373,970	2,433,496
2.53% due 11/01/2037 FRS	3,119,003	3,345,610
3.00% due 08/01/2027	484,473	503,066
3.00% due 10/01/2042	2,175,602	2,197,750
3.00% due 11/01/2042	1,813,281	1,823,296
3.00% due 02/01/2043	4,285,395	4,316,642
3.00% due 04/01/2043	4,130,923	4,159,789
3.00% due 05/01/2043	845,133	853,751
3.00% due 08/01/2043	8,511,933	8,555,166
3.00% due 07/01/2045	2,644,513	2,653,713
3.50% due 02/01/2042	564,683	585,208
3.50% due 03/01/2042	742,349	771,815
3.50% due 04/01/2042	2,557,593	2,658,880
3.50% due 08/01/2042	8,457,570	8,794,457
3.50% due 09/01/2043	2,543,679	2,647,303
3.50% due 03/01/2045	9,053,676	9,383,547
3.50% due 07/01/2045	3,797,552	3,936,776
3.50% due 08/01/2045	3,430,087	3,563,016
4.00% due 03/01/2023	1,085,344	1,135,598
4.00% due 09/01/2040	410,316	436,687
4.00% due 10/01/2043	7,770,635	8,251,832
4.50% due 11/01/2018	34,866	36,275
4.50% due 02/01/2019	40,824	42,419
4.50% due 01/01/2039	56,600	61,308
4.50% due 12/01/2039	1,358,332	1,500,742
5.00% due 10/01/2033	4,493	4,926
5.00% due 07/01/2040	1,171,923	1,294,347
5.00% due 11/01/2043	4,965,357	5,472,022
5.50% due 11/01/2018	19,872	20,673
5.50% due 11/01/2032	21,769	24,225
5.50% due 07/01/2034	39,687	44,149
5.50% due 02/01/2035	79,199	88,124
5.50% due 07/01/2035	2,107	2,354
5.50% due 01/01/2036	437,916	491,283
5.50% due 05/01/2037	72,723	80,929
6.00% due 07/01/2035	95,806	108,104
6.00% due 03/01/2040	361,784	408,968
6.50% due 12/01/2032	152,652	174,448
6.50% due 02/01/2036	23,954	27,530

Security Description	Principal Amount	Value (Note 2)

Federal Home Loan Mtg. Corp. (continued)
6.50% due 09/01/2036	$441	$504
6.50% due 05/01/2037	100,986	117,557
7.00% due 11/01/2016	656	667
Federal Home Loan Mtg. Corp. REMIC
Series 3964, Class MD 2.00% due 01/15/2041(2)	644,484	649,425
Series 3572, Class JS
6.60% due 09/15/2039 FRS(2)(7)(8)	2,326,928	381,642
Federal Home Loan Mtg. Corp. Structured Agency Credit Risk
Series 2014-HQ1, Class M1
1.85% due 08/25/2024 FRS(2)	2,662,271	2,670,742
Series 2014-DN1, Class M2
2.40% due 02/25/2024 FRS(2)	1,580,000	1,590,398

		89,944,216

Federal National Mtg. Assoc. — 18.0%
1.91% due 09/01/2035 FRS	2,877,827	3,029,846
2.19% due 05/01/2037 FRS	795,010	841,359
2.32% due 05/01/2040 FRS	2,995,861	3,195,521
2.33% due 07/01/2039 FRS	1,986,735	2,097,438
2.40% due 06/01/2034 FRS	2,445,303	2,609,541
2.49% due 11/01/2036 FRS	1,280,969	1,371,923
2.50% due 02/01/2028	2,313,301	2,370,728
2.50% due 04/01/2028	585,869	600,431
2.50% due September 15 TBA	6,310,000	6,407,528
2.55% due 08/01/2035 FRS	1,661,705	1,781,568
2.97% due 10/01/2040 FRS	871,795	928,541
3.00% due 10/01/2027	334,456	347,994
3.00% due 11/01/2027	2,378,162	2,474,423
3.00% due 01/01/2028	3,285,680	3,413,942
3.00% due 03/01/2042	3,938,819	3,980,086
3.00% due 12/01/2042	3,952,770	3,993,579
3.00% due 05/01/2043	4,691,224	4,736,109
3.00% due 02/01/2045	3,361,077	3,383,695
3.00% due September 30 TBA	3,388,000	3,407,057
3.00% due September 15 TBA	3,962,000	4,112,788
3.21% due 10/01/2040 FRS	1,725,601	1,841,715
3.50% due 08/01/2026	2,268,334	2,396,918
3.50% due 09/01/2026	2,096,440	2,216,675
3.50% due 08/01/2027	363,154	383,263
3.50% due 10/01/2028	4,370,893	4,616,234
3.50% due 12/01/2041	631,800	656,026
3.50% due 03/01/2042	906,567	942,756
3.50% due 08/01/2042	5,535,609	5,763,300
3.50% due 09/01/2042	821,836	854,614
3.50% due 02/01/2043	3,890,707	4,080,767
3.50% due 03/01/2043	1,729,734	1,796,060
3.50% due 08/01/2043	8,335,154	8,662,346
3.50% due September 30 TBA	4,689,000	4,863,775
4.00% due 11/01/2025	169,560	180,633
4.00% due 04/01/2039	2,330,991	2,479,932
4.00% due 06/01/2039	719,311	778,041
4.00% due 09/01/2040	205,046	219,074
4.00% due 10/01/2040	467,277	499,327
4.00% due 12/01/2040	3,382,998	3,616,302
4.00% due 10/01/2041	1,954,997	2,088,771
4.00% due 11/01/2041	2,325,230	2,479,184
4.00% due 10/01/2043	5,718,408	6,093,145
4.00% due 12/01/2043	635,140	685,470
4.00% due 10/01/2044	9,416,248	10,037,000
4.00% due 11/01/2044	2,863,488	3,052,321
4.00% due September 30 TBA	10,833,000	11,515,565
4.50% due 06/01/2018	4,879	5,070
4.50% due 10/01/2024	845,195	908,089

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
4.50% due 03/01/2025	$1,267,348	$1,365,282
4.50% due 06/01/2039	308,191	336,321
4.50% due 09/01/2039	1,728,608	1,877,303
4.50% due 01/01/2040	799,716	883,555
4.50% due 02/01/2040	1,520,338	1,688,196
4.50% due 05/01/2040	571,133	633,611
4.50% due 08/01/2040	662,205	727,944
4.50% due 11/01/2040	607,116	659,926
4.50% due 12/01/2040	626,076	680,613
4.50% due 05/01/2041	1,564,921	1,699,541
4.50% due 07/01/2041	870,972	946,980
4.50% due 03/01/2042	6,033,131	6,560,553
4.50% due September 30 TBA	8,462,000	9,170,692
5.00% due 03/15/2016	248,000	254,165
5.00% due 09/01/2018	3,272	3,419
5.00% due 10/01/2018	2,928	3,060
5.00% due 03/01/2020	6,263	6,675
5.00% due 06/01/2022	162,892	175,979
5.00% due 10/01/2024	372,407	393,640
5.00% due 09/01/2033	1,177,568	1,304,849
5.00% due 04/01/2040	722,202	802,225
5.00% due 05/01/2040	1,251,707	1,384,226
5.00% due 06/01/2040	5,957,790	6,585,376
5.00% due 07/01/2040	2,413,500	2,666,954
5.00% due September 30 TBA	1,500,000	1,654,541
5.50% due 12/01/2029	305,506	341,554
5.50% due 12/01/2033	64,960	73,110
5.50% due 07/01/2037	77,645	86,777
5.50% due 08/01/2037	2,870,680	3,209,687
5.50% due 06/01/2038	377,207	426,070
5.50% due 09/01/2039	1,071,205	1,209,903
6.00% due 09/01/2016	2,165	2,169
6.00% due 12/01/2016	1,252	1,278
6.00% due 08/01/2034	52,077	59,303
6.00% due 11/01/2035	99,172	112,324
6.00% due 06/01/2036	131,034	148,493
6.00% due 12/01/2036	229,293	259,300
6.00% due 10/01/2037	14,491	16,346
6.00% due 07/01/2038	1,087,167	1,229,684
6.00% due 09/01/2038	590,158	667,341
6.00% due 11/01/2038	362,483	408,832
6.50% due 02/01/2017	2,055	2,099
Fannie Mae Connecticut Avenue Securities FRS
Series 2014-C01, Class M1
1.80% due 01/25/2024(2)	1,690,348	1,695,253
Federal National Mtg. Assoc. REMIC
Series 2011-117, Class MA
2.00% due 08/25/2040(2)	926,172	928,531

		192,140,150

Government National Mtg. Assoc. — 2.8%
3.00% due 02/20/2045	3,591,454	3,649,652
3.00% due 05/20/2045	2,575,896	2,617,637
3.00% due September 30 TBA	2,686,000	2,725,502
3.50% due 03/20/2045	2,854,169	2,980,394
3.50% due 04/20/2045	8,322,107	8,690,150
3.50% due September 30 TBA	2,711,000	2,826,323
4.00% due 03/20/2044	1,727,419	1,834,575
4.50% due 05/15/2039	920,761	1,017,584
5.00% due 05/15/2034	369,770	410,640
5.00% due 01/15/2040	641,305	719,982
5.50% due 12/15/2039	1,008,111	1,133,329

Security Description	Principal Amount	Value (Note 2)

Government National Mtg. Assoc. (continued)
6.00% due 10/15/2039	$941,142	$1,057,382
7.00% due 09/15/2028	4,243	4,358

		29,667,508

Tennessee Valley Authority — 0.1%
Tennessee Valley Authority
1.75% due 10/15/2018	565,000	573,884

Total U.S. Government Agencies
(cost $309,383,951)		312,325,758

U.S. GOVERNMENT TREASURIES — 23.9%
United States Treasury Bonds — 5.0%
2.50% due 02/15/2045	8,000,000	7,277,504
2.75% due 11/15/2042	176,000	169,324
2.88% due 05/15/2043	1,300,000	1,280,872
3.00% due 05/15/2045	1,210,000	1,223,990
3.13% due 11/15/2041	3,426,000	3,567,100
3.13% due 02/15/2042	8,027,000	8,344,002
3.13% due 02/15/2043	3,700,000	3,826,610
3.13% due 08/15/2044	2,010,000	2,079,355
3.63% due 08/15/2043	2,000,000	2,272,708
3.63% due 02/15/2044	2,677,000	3,039,929
3.75% due 08/15/2041	152,000	176,324
3.75% due 11/15/2043	5,000,000	5,811,330
3.88% due 08/15/2040	588,000	692,424
4.25% due 11/15/2040	3,000,000	3,741,132
4.38% due 05/15/2041	1,901,000	2,423,355
4.50% due 02/15/2036	3,610,000	4,662,683
4.63% due 02/15/2040	284,000	372,591
5.25% due 11/15/2028	1,575,000	2,079,328
8.13% due 08/15/2019	158,000	199,343

		53,239,904

United States Treasury Notes — 18.9%
0.13% due 04/15/2018 TIPS(9)	2,267,809	2,265,832
0.38% due 11/15/2015	76,000	76,035
0.50% due 01/31/2017	3,450,000	3,446,001
0.50% due 03/31/2017	15,000,000	14,970,510
0.50% due 04/30/2017	20,000,000	19,948,960
0.50% due 07/31/2017	7,436,000	7,402,211
0.63% due 08/31/2017	11,203,000	11,177,031
0.75% due 12/31/2017	351,000	349,848
0.88% due 12/31/2016	5,005,000	5,026,016
0.88% due 02/28/2017	7,000,000	7,027,069
1.00% due 08/31/2016	3,656,000	3,676,042
1.00% due 05/31/2018	4,000,000	3,998,072
1.25% due 10/31/2015	2,407,000	2,411,701
1.25% due 11/30/2018	19,634,000	19,680,022
1.25% due 01/31/2020	1,000,000	990,898
1.38% due 06/30/2018	4,000,000	4,037,864
1.38% due 07/31/2018	4,800,000	4,842,062
1.38% due 12/31/2018	2,002,000	2,012,975
1.38% due 03/31/2020	3,064,000	3,048,521
1.38% due 04/30/2020	1,554,000	1,545,117
1.50% due 06/30/2016	158,000	159,485
1.50% due 08/31/2018	7,000,000	7,082,943
1.50% due 01/31/2019	14,000,000	14,122,318
1.50% due 01/31/2022	6,280,000	6,136,408
1.63% due 12/31/2019	584,000	588,213
1.63% due 08/15/2022	2,038,000	1,995,410
1.75% due 03/31/2022	558,000	552,805
1.75% due 05/15/2023	10,200,000	9,980,200
2.00% due 11/15/2021	1,001,000	1,009,512
2.00% due 07/31/2022	492,000	494,402

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

U.S. GOVERNMENT TREASURIES (continued)
United States Treasury Notes. (continued)
2.00% due 02/15/2025	$664,000	$652,371
2.00% due 08/15/2025	1,619,000	1,590,119
2.13% due 12/31/2021	473,000	480,218
2.13% due 05/15/2025	2,209,000	2,191,655
2.25% due 11/15/2024	20,000,000	20,101,040
2.38% due 05/31/2018	5,631,000	5,837,472
2.75% due 12/31/2017	2,267,000	2,364,499
3.00% due 02/28/2017	830,000	859,547
3.13% due 05/15/2019	262,000	279,160
3.13% due 05/15/2021	2,199,000	2,362,208
3.38% due 11/15/2019	1,099,000	1,185,718
3.50% due 05/15/2020	3,472,000	3,779,373
3.63% due 08/15/2019	78,000	84,763

		201,822,626

Total U.S. Government Treasuries
(cost $251,651,575)		255,062,530

MUNICIPAL BONDS & NOTES — 0.3%
Ohio State University Revenue Bonds Series A 4.80% due 06/01/2111	1,057,000	1,018,631
Port Authority of New York & New Jersey Revenue Bonds Series 168 4.93% due 10/01/2051	861,000	931,525
Port Authority of New York & New Jersey Revenue Bonds Series 174 4.46% due 10/01/2062	1,010,000	993,466

Total Municipal Bonds & Notes
(cost $2,917,374)		2,943,622

COMMON STOCKS — 0.0%
Power Converter/Supply Equipment — 0.0%
TPT Acquisition, Inc.†(3)(4)	2,970	0

Television — 0.0%
ION Media Networks, Inc.†(3)(4)	79	49,322

Total Common Stocks
(cost $44,551)		49,322

PREFERRED SECURITIES — 0.1%
Electric - Integrated — 0.0%
Entergy Louisiana LLC 4.70%	22,875	536,190

Sovereign Agency — 0.0%
Federal Home Loan Mtg. Corp. FRS† Series Z 8.38%	6,900	33,879

Telecom Services — 0.1%
Qwest Corp. 6.13%	44,275	1,102,890

Total Preferred Securities
(cost $1,785,164)		1,672,959

PREFERRED SECURITIES/CAPITAL SECURITIES — 2.9%
Banks - Commercial — 0.2%
Nordea Bank AB VRS 6.13% due 09/23/2024*(10)	698,000	691,020
Standard Chartered PLC VRS 6.50% due 04/02/2020*#(10)	1,213,000	1,189,597

		1,880,617

Security Description	Principal Amount	Value (Note 2)

Banks - Fiduciary — 0.1%
Bank of New York Mellon Corp. FRS Series E 4.95% due 06/20/2020(10)	$1,073,000	$1,063,611

Banks - Super Regional — 0.3%
Capital One Financial Corp. FRS Series E 5.55% due 06/01/2020(10)	574,000	570,235
Fifth Third Bancorp FRS Series J 4.90% due 09/30/2019(10)	1,253,000	1,174,687
Wells Fargo & Co. FRS Series U 5.88% due 06/15/2025(10)	945,000	967,444
Wells Fargo Capital X 5.95% due 12/01/2086	393,000	394,965

		3,107,331

Diversified Banking Institutions — 1.6%
BAC Capital Trust XIII FRS Series F 4.00% due 09/21/2015(10)	822,000	644,037
Bank of America Corp. FRS Series AA 6.10% due 03/17/2025(10)	1,712,000	1,671,340
BNP Paribas SA VRS 7.38% due 08/19/2025*(10)	927,000	949,248
Citigroup, Inc. FRS Series N 5.80% due 11/15/2019(10)	1,751,000	1,735,118
Credit Agricole SA VRS 6.63% due 09/23/2019*#(10)	1,181,000	1,158,032
Credit Suisse Group AG VRS 6.25% due 12/18/2024*(10)	1,298,000	1,246,080
Credit Suisse Group AG VRS 7.50% due 12/11/2023*(10)	1,037,000	1,095,850
Deutsche Bank AG VRS 7.50% due 04/30/2025#(10)	2,400,000	2,361,000
Goldman Sachs Group, Inc. FRS Series M 5.38% due 05/10/2020(10)	604,000	591,542
HSBC Holdings PLC VRS 6.38% due 03/30/2025(10)	660,000	655,875
JPMorgan Chase & Co. FRS Series U 6.13% due 04/30/2024(10)	1,669,000	1,669,000
JPMorgan Chase & Co. FRS Series 1 7.90% due 04/30/2018(10)	773,000	811,650
Royal Bank of Scotland Group PLC VRS(10) 8.00% due 08/10/2025	425,000	434,031
Societe Generale SA VRS 6.00% due 01/27/2020*#(10)	1,997,000	1,884,765

		16,907,568

Electric - Integrated — 0.1%
Dominion Resources, Inc. FRS 5.75% due 10/01/2054	714,000	736,848

Finance - Investment Banker/Broker — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Security 5.86% due 11/30/2056†(4)	148,000	15

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

PREFERRED SECURITIES/CAPITAL SECURITIES (continued)
Finance - Other Services — 0.1%
National Rural Utilities Cooperative Finance Corp. FRS 4.75% due 04/30/2043	$777,000	$769,075

Financial Guarantee Insurance — 0.0%
Assured Guaranty Municipal Holdings, Inc. FRS 6.40% due 12/15/2066*	484,000	356,950

Food - Dairy Products — 0.1%
Land O’Lakes Capital Trust I 7.45% due 03/15/2028*	860,000	903,000

Insurance - Life/Health — 0.1%
Prudential Financial, Inc. FRS 5.38% due 05/15/2045	387,000	382,766
Prudential Financial, Inc. FRS 5.63% due 06/15/2043	871,000	894,082

		1,276,848

Insurance - Multi-line — 0.2%
MetLife Capital Trust IV 7.88% due 12/15/2067*	577,000	719,807
MetLife, Inc. 6.40% due 12/15/2066	1,052,000	1,155,885

		1,875,692

Pipelines — 0.0%
TransCanada Trust FRS 5.63% due 05/20/2075	490,000	468,930

Tools - Hand Held — 0.1%
Stanley Black & Decker, Inc. FRS 5.75% due 12/15/2053	1,727,000	1,850,049

Total Preferred Securities/Capital Securities
(cost $31,013,701)		31,196,534

Total Long-Term Investment Securities
(cost $1,028,692,033)		1,024,719,908

SHORT-TERM INVESTMENT SECURITIES — 9.6%
Registered Investment Companies — 1.7%
State Street Navigator Securities Lending Prime Portfolio 0.21%(5)(11)	18,479,285	18,479,285

Time Deposits — 7.9%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 09/01/2015	83,694,000	83,694,000

Total Short-Term Investment Securities
(cost $102,173,285)		102,173,285

TOTAL INVESTMENTS
(cost $1,130,865,318)(12)	105.7%	1,126,893,193
Liabilities in excess of other assets	(5.7)	(61,090,302)

NET ASSETS	100.0%	$1,065,802,891

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2015, the aggregate value of these securities was $136,888,709 representing 12.8% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
#	The security or a portion thereof is out on loan (see Note 2)
†	Non-income producing security
(1)	Commercial Mortgage Backed Security
(2)	Collateralized Mortgage Obligation
(3)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(4)	Illiquid security. At August 31, 2015, the aggregate value of these securities was $49,429 representing 0.0% of net assets.
(5)	The rate shown is the 7-day yield as of August 31, 2015.
(6)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. The rate reflected is as of August 31, 2015.
(7)	Interest Only
(8)	Inverse Floating Rate Security that pays interest that varies inversely to changes in the market interest rates. The interest rate shown is the current interest rate at August 31, 2015.
(9)	Principal amount of security is adjusted for inflation.
(10)	Perpetual maturity — maturity date reflects the next call date.
(11)	At August 31, 2015, the Fund had loaned securities with a total value of $18,089,256. This was secured by collateral of $18,479,285, which was received in cash and subsequently invested in short-term investments currently valued at $18,479,285 as reported in the Portfolio of Investments.
(12)	See Note 5 for cost of investments on a tax basis.
(13)	“Payment-in-kind” (PIK) security. Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at the coupon rate listed.
(14)	Subsequent to August 31, 2015, security in default of interest and company has filed for Chapter 11 bankruptcy protection.

REMIC—Real Estate Mortgage Investment Conduit

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement date.

TIPS—Treasury Inflation Protected Security

FRS—Floating Rate Security

VRS—Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at August 31, 2015 and unless noted otherwise are the original maturity dates.

VALIC Company II Core Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Asset Backed Securities
Diversified Financial Services	$—	$55,851,321	$0	$55,851,321
U.S. Corporate Bonds & Notes:
Airlines	—	1,641,395	45,566	1,686,961
Gambling (Non-Hotel)	—	722,555	51	722,606
Other Industries	—	275,340,185	—	275,340,185
Foreign Corporate Bonds & Notes	—	81,638,723	—	81,638,723
Foreign Government Obligations	—	6,229,387	—	6,229,387
U.S. Government Agencies	—	312,325,758	—	312,325,758
U.S. Government Treasuries	—	255,062,530	—	255,062,530
Municipal Bonds & Notes	—	2,943,622	—	2,943,622
Common Stocks	—	—	49,322	49,322
Preferred Securities	1,672,959	—	—	1,672,959
Preferred Securities/Capital Securities	—	31,196,534	—	31,196,534
Short-Term Investment Securities:
Registered Investment Companies	18,479,285	—	—	18,479,285
Time Deposits	—	83,694,000	—	83,694,000

Total Investments at Value	$20,152,244	$1,106,646,010	$94,939	$1,126,893,193

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments were not considered a material portion of the Fund.

See Notes to Financial Statements

VALIC Company II High Yield Bond Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Oil Companies — Exploration & Production	7.5%
Registered Investment Companies	7.1
Medical — Hospitals	6.7
Cellular Telecom	5.8
Repurchase Agreements	5.7
Cable/Satellite TV	5.4
Medical — Drugs	4.1
Data Processing/Management	3.6
Building & Construction Products — Misc.	3.3
Diversified Banking Institutions	3.3
Television	3.2
Telephone — Integrated	2.6
Building — Residential/Commercial	2.3
Steel — Producers	2.1
Telecom Services	2.0
Banks — Commercial	1.9
Containers — Metal/Glass	1.6
Auto — Cars/Light Trucks	1.6
Electric — Integrated	1.6
Telecommunication Equipment	1.5
Entertainment Software	1.5
Enterprise Software/Service	1.4
Electronic Components — Semiconductors	1.4
Finance — Leasing Companies	1.3
Semiconductor Equipment	1.2
Diagnostic Kits	1.2
Pipelines	1.2
Building Products — Cement	1.2
Independent Power Producers	1.1
Internet Connectivity Services	1.0
Office Automation & Equipment	1.0
Finance — Other Services	0.9
Satellite Telecom	0.9
Soap & Cleaning Preparation	0.8
Medical — HMO	0.8
Disposable Medical Products	0.8
Insurance — Multi-line	0.7
Multimedia	0.7
Food — Catering	0.6
Retail — Leisure Products	0.6
Computer Services	0.6
Retail — Discount	0.6
Applications Software	0.6
Printing — Commercial	0.6
Chemicals — Diversified	0.6
Medical — Outpatient/Home Medical	0.5
Forestry	0.5
Broadcast Services/Program	0.5
Retail — Arts & Crafts	0.5
Radio	0.4
Specified Purpose Acquisitions	0.4
Auto/Truck Parts & Equipment — Original	0.4
Machinery — General Industrial	0.4
Machinery — Farming	0.4
Finance — Auto Loans	0.4
Retail — Major Department Stores	0.3
Decision Support Software	0.3
Oil & Gas Drilling	0.3
Theaters	0.3
Retail — Apparel/Shoe	0.3
Metal Processors & Fabrication	0.3
Insurance — Life/Health	0.3
Funeral Services & Related Items	0.3
Retail — Restaurants	0.3
Shipbuilding	0.3
Insurance — Property/Casualty	0.2
E-Commerce/Products	0.2
Physicians Practice Management	0.2
Rental Auto/Equipment	0.2

Food — Retail	0.2
X-Ray Equipment	0.1
Computer Software	0.1
Medical Labs & Testing Services	0.1
Real Estate Investment Trusts	0.1
Beverages — Wine/Spirits	0.1
Distribution/Wholesale	0.1
Casino Services	0.1

105.3%

Credit Quality†#

Baa	1.0%
Ba	28.6
B	51.0
Caa	16.9
Not Rated@	2.5

100.0%

*	Calculated as a percentage of net assets
†	Source: Moody’s
#	Calculated as a percentage of total debt issues, excluding short-term securities.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Principal Amount(17)	Value (Note 2)

CONVERTIBLE BONDS & NOTES — 0.3%
Building - Residential/Commercial — 0.1%
M/I Homes, Inc. Company Guar. Notes 3.00% due 03/01/2018	$330,000	$328,762

Medical - Drugs — 0.0%
Savient Pharmaceuticals, Inc. Escrow Notes 4.75% due 02/01/2018†(1)(2)	1,620,000	0

Oil Companies - Exploration & Production — 0.2%
Cobalt International Energy, Inc. Senior Notes 2.63% due 12/01/2019	1,465,000	1,052,969

Total Convertible Bonds & Notes
(cost $2,744,632)		1,381,731

U.S. CORPORATE BONDS & NOTES — 72.2%
Applications Software — 0.6%
Emdeon, Inc. Company Guar. Notes 6.00% due 02/15/2021*	1,390,000	1,369,150
Emdeon, Inc. Company Guar. Notes 11.00% due 12/31/2019	1,285,000	1,379,769

		2,748,919

Auto - Cars/Light Trucks — 1.6%
Chrysler Group LLC/CG Co-Issuer, Inc. Sec. Notes 8.25% due 06/15/2021	3,805,000	4,081,623
General Motors Co. Senior Notes 4.88% due 10/02/2023	2,370,000	2,413,407
General Motors Co. Senior Notes 6.25% due 10/02/2043	845,000	904,996

		7,400,026

Auto/Truck Parts & Equipment - Original — 0.4%
ZF North America Capital, Inc. Company Guar. Notes 4.50% due 04/29/2022*	550,000	532,813
ZF North America Capital, Inc. Company Guar. Notes 4.75% due 04/29/2025*	1,565,000	1,482,837

		2,015,650

Banks - Commercial — 0.6%
CIT Group, Inc. Senior Notes 5.50% due 02/15/2019*	975,000	1,024,969
CIT Group, Inc. Senior Notes 6.63% due 04/01/2018*	1,491,000	1,595,370

		2,620,339

Beverages - Wine/Spirits — 0.1%
Constellation Brands, Inc. Company Guar. Notes 4.25% due 05/01/2023	430,000	432,580

Broadcast Services/Program — 0.5%
Liberty Media LLC Senior Notes 8.25% due 02/01/2030	2,245,000	2,278,675

Security Description	Principal Amount(17)	Value (Note 2)

Building & Construction Products - Misc. — 3.3%
Associated Materials LLC/AMH New Finance, Inc. Senior Sec. Notes 9.13% due 11/01/2017	$610,000	$516,975
Builders FirstSource, Inc. Company Guar. Notes 10.75% due 08/15/2023*	3,235,000	3,283,525
Building Materials Corp. Senior Notes 5.38% due 11/15/2024*	4,810,000	4,810,000
Nortek, Inc. Company Guar. Notes 8.50% due 04/15/2021	3,185,000	3,411,931
Ply Gem Industries Inc. Company Guar. Notes 6.50% due 02/01/2022	3,615,000	3,565,294

		15,587,725

Building Products - Cement — 0.6%
Cemex Finance LLC Senior Sec. Notes 6.00% due 04/01/2024*#	2,755,000	2,617,250

Building Products - Wood — 0.0%
Masco Corp. Senior Notes 7.75% due 08/01/2029	145,000	162,400

Building - Residential/Commercial — 2.2%
K Hovnanian Enterprises, Inc. Company Guar. Notes 8.00% due 11/01/2019*	705,000	542,850
KB Home Company Guar. Notes 4.75% due 05/15/2019	445,000	437,213
KB Home Company Guar. Notes 7.00% due 12/15/2021	2,230,000	2,252,300
KB Home Company Guar. Notes 7.50% due 09/15/2022	2,255,000	2,322,650
KB Home Company Guar. Notes 8.00% due 03/15/2020	1,461,000	1,574,227
Lennar Corp. Company Guar. Notes 4.75% due 11/15/2022	2,721,000	2,707,395
Pulte Group, Inc. Company Guar. Notes 6.38% due 05/15/2033	285,000	296,400
Ryland Group, Inc. Company Guar. Notes 5.38% due 10/01/2022	390,000	392,925

		10,525,960

Cable/Satellite TV — 4.8%
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 5.13% due 02/15/2023	150,000	149,625
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 5.13% due 05/01/2023*	3,350,000	3,350,000
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 5.25% due 09/30/2022	665,000	670,320

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(17)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Cable/Satellite TV (continued)
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 5.75% due 09/01/2023	$715,000	$729,157
CCO Holdings LLC/CCO Holdings Capital Corp. Company Guar. Notes 6.63% due 01/31/2022	2,240,000	2,357,600
CCO Safari II LLC Senior Sec. Notes 4.91% due 07/23/2025*	845,000	836,968
Cequel Communications Holdings I LLC/Cequel Capital Corp. Senior Notes 5.13% due 12/15/2021*	3,405,000	3,119,831
Cequel Communications Holdings I LLC/Cequel Capital Corp. Senior Notes 5.13% due 12/15/2021*	1,650,000	1,511,813
DISH DBS Corp. Company Guar. Notes 5.00% due 03/15/2023	2,070,000	1,828,079
DISH DBS Corp. Company Guar. Notes 6.75% due 06/01/2021	3,576,000	3,589,946
DISH DBS Corp. Company Guar. Notes 7.88% due 09/01/2019	2,710,000	2,937,369
Harron Communications LP/Harron Finance Corp. Senior Notes 9.13% due 04/01/2020*	1,286,000	1,382,450

		22,463,158

Cellular Telecom — 5.8%
Sprint Communications Company Guar. Notes 7.00% due 03/01/2020*	2,955,000	3,138,801
Sprint Communications Company Guar. Notes 9.00% due 11/15/2018*	1,955,000	2,177,381
Sprint Corp. Company Guar. Notes 7.25% due 09/15/2021	5,585,000	5,431,413
Sprint Corp. Company Guar. Notes 7.88% due 09/15/2023	4,165,000	4,003,606
Syniverse Holdings, Inc. Company Guar. Notes 9.13% due 01/15/2019	3,270,000	2,836,725
T-Mobile USA, Inc. Company Guar. Notes 6.13% due 01/15/2022	1,315,000	1,356,094
T-Mobile USA, Inc. Company Guar. Notes 6.50% due 01/15/2024	370,000	380,175
T-Mobile USA, Inc. Company Guar. Notes 6.63% due 11/15/2020	2,565,000	2,654,775
T-Mobile USA, Inc. Company Guar. Notes 6.63% due 04/28/2021	2,275,000	2,377,375
T-Mobile USA, Inc. Company Guar. Notes 6.73% due 04/28/2022	2,450,000	2,572,500

Security Description	Principal Amount(17)	Value (Note 2)

Cellular Telecom (continued)
T-Mobile USA, Inc. Company Guar. Notes 6.84% due 04/28/2023#	$220,000	$230,450

		27,159,295

Computer Services — 0.6%
SunGard Data Systems, Inc. Company Guar. Notes 6.63% due 11/01/2019	1,680,000	1,743,000
SunGard Data Systems, Inc. Company Guar. Notes 7.38% due 11/15/2018	570,000	586,387
SunGard Data Systems, Inc. Company Guar. Notes 7.63% due 11/15/2020	525,000	549,938

		2,879,325

Computer Software — 0.1%
SS&C Technologies Holdings, Inc. Company Guar. Notes 5.88% due 07/15/2023*	515,000	531,068

Containers - Metal/Glass — 0.8%
Owens-Brockway Glass Container, Inc. Company Guar. Notes 5.88% due 08/15/2023*#	2,665,000	2,711,637
Owens-Brockway Glass Container, Inc. Company Guar. Notes 6.38% due 08/15/2025*#	1,200,000	1,227,000

		3,938,637

Data Processing/Management — 3.6%
Audatex North America, Inc. Company Guar. Notes 6.00% due 06/15/2021*	4,021,000	3,926,346
Audatex North America, Inc. Company Guar. Notes 6.13% due 11/01/2023*	925,000	916,805
First Data Corp. Senior Sec. Notes 5.38% due 08/15/2023#	3,580,000	3,624,750
First Data Corp. Senior Sec. Notes 7.38% due 06/15/2019*	1,250,000	1,296,375
First Data Corp. Sec. Notes 8.25% due 01/15/2021*	5,302,000	5,580,355
First Data Corp. Sec. Notes 8.75% due 01/15/2022*	1,383,000	1,455,607

		16,800,238

Decision Support Software — 0.3%
MSCI, Inc. Company Guar. Notes 5.25% due 11/15/2024*	1,550,000	1,577,125

Diagnostic Kits — 1.2%
Alere, Inc. Company Guar. Notes 6.38% due 07/01/2023#	2,860,000	2,931,500
Alere, Inc. Company Guar. Notes 6.50% due 06/15/2020	2,555,000	2,649,765

		5,581,265

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(17)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Disposable Medical Products — 0.8%
Sterigenics-Nordion Holdings LLC Senior Notes 6.50% due 05/15/2023*	$3,625,000	$3,697,427

Distribution/Wholesale — 0.1%
American Builders & Contractors Supply Co., Inc. Senior Notes 5.63% due 04/15/2021*	335,000	334,163

E-Commerce/Services — 0.0%
IAC/InterActiveCorp. Company Guar. Notes 4.75% due 12/15/2022	150,000	139,500

Electric - Integrated — 1.2%
DPL, Inc. Senior Notes 7.25% due 10/15/2021	1,095,000	1,129,219
GenOn Americas Generation LLC Senior Notes 9.13% due 05/01/2031#	1,565,000	1,314,600
Mirant Americas Generation LLC Senior Notes 8.50% due 10/01/2021	2,735,000	2,379,450
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. Senior Sec. Notes 11.50% due 10/01/2020†*(3)(6)	1,680,000	772,800

		5,596,069

Electronic Components - Semiconductors — 1.1%
Freescale Semiconductor, Inc. Senior Sec. Notes 6.00% due 01/15/2022*	4,795,000	5,010,775

Enterprise Software/Service — 1.4%
Infor Software Parent LLC/Infor Software Parent, Inc. Company Guar. Notes 7.13% due 05/01/2021#(5)	3,000,000	2,718,750
Infor US, Inc. Senior Sec. Notes 5.75% due 08/15/2020*	165,000	165,412
Infor US, Inc. Company Guar. Notes 6.50% due 05/15/2022*	4,000,000	3,750,000

		6,634,162

Entertainment Software — 1.5%
Activision Blizzard, Inc. Company Guar. Notes 5.63% due 09/15/2021*	5,920,000	6,223,400
Activision Blizzard, Inc. Company Guar. Notes 6.13% due 09/15/2023*	875,000	940,625

		7,164,025

Finance - Auto Loans — 0.4%
GMAC LLC Sub. Notes 8.00% due 12/31/2018	1,475,000	1,637,250

Finance - Leasing Companies — 0.7%
International Lease Finance Corp. Senior Notes 5.88% due 08/15/2022	2,950,000	3,182,312

Security Description	Principal Amount(17)	Value (Note 2)

Finance - Other Services — 0.9%
Nationstar Mortgage LLC/Nationstar Capital Corp Company Guar. Notes 6.50% due 06/01/2022	$1,425,000	$1,204,125
Nationstar Mtg. LLC/Nationstar Capital Corp. Company Guar. Notes 6.50% due 08/01/2018	2,400,000	2,304,000
Nationstar Mtg. LLC/Nationstar Capital Corp. Company Guar. Notes 6.50% due 07/01/2021	955,000	841,594

		4,349,719

Food - Catering — 0.6%
Aramark Services, Inc. Company Guar. Notes 5.75% due 03/15/2020	2,905,000	3,012,122

Food - Retail — 0.2%
Albertson’s Holdings LLC/Saturn Acquisition Merger Sub, Inc. Sec. Notes 7.75% due 10/15/2022*	663,000	710,239

Funeral Services & Related Items — 0.3%
Service Corp. International Senior Notes 4.50% due 11/15/2020	1,255,000	1,286,375

Independent Power Producers — 1.1%
Dynegy, Inc. Company Guar. Notes 5.88% due 06/01/2023	2,110,000	2,015,050
Dynegy, Inc. Company Guar. Notes 7.38% due 11/01/2022	1,675,000	1,733,625
Dynegy, Inc. Company Guar. Notes 7.63% due 11/01/2024	1,140,000	1,186,512

		4,935,187

Insurance - Life/Health — 0.3%
CNO Financial Group, Inc. Senior Notes 4.50% due 05/30/2020	350,000	360,500
CNO Financial Group, Inc. Senior Notes 5.25% due 05/30/2025	920,000	948,750

		1,309,250

Internet Connectivity Services — 1.0%
Zayo Group LLC/Zayo Capital, Inc. Company Guar. Notes 6.00% due 04/01/2023*	3,765,000	3,760,105
Zayo Group LLC/Zayo Capital, Inc. Company Guar. Notes 6.38% due 05/15/2025*	985,000	975,150
Zayo Group LLC/Zayo Capital, Inc. Company Guar. Notes 10.13% due 07/01/2020	130,000	143,000

		4,878,255

Machinery - Farming — 0.4%
Case New Holland Industrial, Inc. Company Guar. Notes 7.88% due 12/01/2017	1,595,000	1,728,820

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(17)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Medical Labs & Testing Services — 0.1%
inVentiv Health, Inc. Senior Sec. Notes 9.00% due 01/15/2018*	$470,000	$488,800

Medical - Drugs — 1.8%
Endo Finance LLC Company Guar. Notes 6.00% due 02/01/2025*	4,170,000	4,284,675
PRA Holdings, Inc. Senior Notes 9.50% due 10/01/2023*	1,599,000	1,782,885
Quintiles Transnational Corp. Company Guar. Notes 4.88% due 05/15/2023*	890,000	907,800
Valeant Pharmaceuticals International Company Guar. Notes 6.13% due 04/15/2025*	1,240,000	1,277,200

		8,252,560

Medical - HMO — 0.8%
MPH Acquisition Holdings LLC Company Guar. Notes 6.63% due 04/01/2022*	1,420,000	1,459,050
WellCare Health Plans, Inc. Senior Notes 5.75% due 11/15/2020	2,165,000	2,270,544

		3,729,594

Medical - Hospitals — 6.7%
CHS/Community Health Systems, Inc. Senior Sec. Notes 5.13% due 08/15/2018	996,000	1,019,655
CHS/Community Health Systems, Inc. Company Guar. Notes 6.88% due 02/01/2022#	6,735,000	7,158,025
CHS/Community Health Systems, Inc. Company Guar. Notes 7.13% due 07/15/2020	2,010,000	2,125,575
HCA Holdings, Inc. Senior Notes 6.25% due 02/15/2021	5,000,000	5,425,000
HCA, Inc. Company Guar. Notes 5.38% due 02/01/2025	690,000	700,350
HCA, Inc. Senior Sec. Notes 5.88% due 03/15/2022	2,150,000	2,338,125
HCA, Inc. Senior Sec. Notes 6.50% due 02/15/2020	1,275,000	1,408,875
HCA, Inc. Company Guar. Notes 7.50% due 11/15/2095	1,820,000	1,783,600
Tenet Healthcare Corp. Senior Sec. Notes 4.75% due 06/01/2020	2,365,000	2,410,822
Tenet Healthcare Corp. Senior Notes 5.00% due 03/01/2019	4,245,000	4,237,529
Tenet Healthcare Corp. Senior Notes 6.75% due 06/15/2023	505,000	520,150

Security Description	Principal Amount(17)	Value (Note 2)

Medical - Hospitals (continued)
Tenet Healthcare Corp. Senior Notes 8.13% due 04/01/2022	$1,965,000	$2,176,238

		31,303,944

Medical - Outpatient/Home Medical — 0.5%
Amsurg Corp. Company Guar. Notes 5.63% due 07/15/2022	2,470,000	2,520,956

Office Automation & Equipment — 1.0%
CDW LLC/CDW Finance Corp. Company Guar. Notes 5.00% due 09/01/2023	675,000	666,563
CDW LLC/CDW Finance Corp. Company Guar. Notes 6.00% due 08/15/2022	3,870,000	4,058,662

		4,725,225

Oil Companies - Exploration & Production — 6.3%
Antero Resources Corp. Company Guar. Notes 5.38% due 11/01/2021	1,315,000	1,209,800
Antero Resources Corp. Company Guar. Notes 5.63% due 06/01/2023*	995,000	905,450
Antero Resources Corp. Company Guar. Notes 6.00% due 12/01/2020	1,390,000	1,327,450
Blue Racer Midstream LLC/Blue Racer Finance Corp. Company Guar. Notes 6.13% due 11/15/2022*	2,705,000	2,650,900
Bonanza Creek Energy, Inc. Company Guar. Notes 6.75% due 04/15/2021	2,920,000	2,160,800
Concho Resources, Inc. Company Guar. Notes 5.50% due 10/01/2022	2,780,000	2,731,350
Diamondback Energy, Inc. Company Guar. Notes 7.63% due 10/01/2021	3,275,000	3,438,750
EP Energy LLC/Everest Acquisition Finance, Inc. Company Guar. Notes 9.38% due 05/01/2020	2,168,000	2,099,708
Laredo Petroleum, Inc. Company Guar. Notes 5.63% due 01/15/2022	1,165,000	1,048,500
Laredo Petroleum, Inc. Company Guar. Notes 6.25% due 03/15/2023	1,380,000	1,262,700
Laredo Petroleum, Inc. Company Guar. Notes 7.38% due 05/01/2022	575,000	560,625
Matador Resources Co. Company Guar. Notes 6.88% due 04/15/2023*	400,000	386,000
Noble Energy, Inc. Company Guar. Notes 5.63% due 05/01/2021	1,635,000	1,650,565
Noble Energy, Inc. Company Guar. Notes 5.88% due 06/01/2022	1,635,000	1,656,468
QEP Resources, Inc. Senior Notes 5.25% due 05/01/2023	1,551,000	1,341,925

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(17)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies - Exploration & Production (continued)
QEP Resources, Inc. Senior Notes 5.38% due 10/01/2022	$206,000	$177,675
QEP Resources, Inc. Senior Notes 6.80% due 03/01/2020	245,000	237,650
Range Resources Corp. Company Guar. Notes 5.00% due 08/15/2022#	1,135,000	1,047,037
Rice Energy, Inc. Company Guar. Notes 7.25% due 05/01/2023*#	555,000	516,150
RSP Permian, Inc. Company Guar. Notes 6.63% due 10/01/2022*	1,340,000	1,313,200
WPX Energy, Inc. Senior Notes 5.25% due 09/15/2024#	1,260,000	1,034,586
WPX Energy, Inc. Senior Notes 6.00% due 01/15/2022	1,090,000	921,050

		29,678,339

Physicians Practice Management — 0.2%
Envision Healthcare Corp. Company Guar. Notes 5.13% due 07/01/2022*	860,000	871,825

Pipelines — 1.2%
Energy Transfer Equity LP Senior Sec. Notes 5.50% due 06/01/2027	3,545,000	3,296,850
Energy Transfer Equity LP Senior Sec. Notes 7.50% due 10/15/2020	1,350,000	1,446,214
Kinder Morgan, Inc. Company Guar. Notes 6.50% due 09/15/2020	740,000	816,503

		5,559,567

Printing - Commercial — 0.6%
Quad/Graphics, Inc. Company Guar. Notes 7.00% due 05/01/2022	2,950,000	2,743,500

Radio — 0.4%
Sirius XM Radio, Inc. Company Guar. Notes 4.25% due 05/15/2020*	555,000	553,957
Sirius XM Radio, Inc. Company Guar. Notes 4.63% due 05/15/2023*	1,560,000	1,485,900
Sirius XM Radio, Inc. Senior Sec. Notes 5.25% due 08/15/2022*	60,000	63,000

		2,102,857

Real Estate Investment Trusts — 0.1%
Equinix, Inc. Senior Notes 4.88% due 04/01/2020	75,000	76,688
Equinix, Inc. Senior Notes 5.38% due 04/01/2023	410,000	411,025

		487,713

Security Description	Principal Amount(17)	Value (Note 2)

Rental Auto/Equipment — 0.2%
Hertz Corp. Company Guar. Notes 5.88% due 10/15/2020#	$500,000	$505,180
Hertz Corp. Company Guar. Notes 6.25% due 10/15/2022#	325,000	330,688

		835,868

Retail - Apparel/Shoe — 0.3%
Chinos Intermediate Holdings, Inc. Senior Notes 7.75% due 05/01/2019*(5)	1,550,000	658,750
L Brands, Inc. Senior Notes 6.95% due 03/01/2033	651,000	680,295

		1,339,045

Retail - Arts & Crafts — 0.5%
Michaels Stores, Inc. Company Guar. Notes 5.88% due 12/15/2020*	2,050,000	2,147,375

Retail - Discount — 0.6%
99 Cents Only Stores Company Guar. Notes 11.00% due 12/15/2019	1,760,000	1,438,800
Family Tree Escrow LLC Company Guar. Notes 5.25% due 03/01/2020*	235,000	246,162
Family Tree Escrow LLC Company Guar. Notes 5.75% due 03/01/2023*	1,130,000	1,183,675

		2,868,637

Retail - Leisure Products — 0.6%
Party City Holdings, Inc. Company Guar. Notes 6.13% due 08/15/2023*	1,760,000	1,772,100
Party City Holdings, Inc. Company Guar. Notes 8.88% due 08/01/2020	1,055,000	1,124,894

		2,896,994

Retail - Restaurants — 0.3%
CEC Entertainment, Inc. Company Guar. Notes 8.00% due 02/15/2022#	1,270,000	1,270,000

Rubber/Plastic Products — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/2007†(1)(2)(4)(7)	50,000	0

Satellite Telecom — 0.3%
DigitalGlobe, Inc. Company Guar. Notes 5.25% due 02/01/2021*	1,570,000	1,507,200

Semiconductor Equipment — 0.8%
Entegris, Inc. Company Guar. Notes 6.00% due 04/01/2022*	3,810,000	3,857,625

Shipbuilding — 0.3%
Huntington Ingalls Industries, Inc. Company Guar. Notes 7.13% due 03/15/2021	1,180,000	1,249,325

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(17)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Soap & Cleaning Preparation — 0.8%
Sun Products Corp. Senior Notes 7.75% due 03/15/2021#	$4,195,000	$3,775,500

Specified Purpose Acquisitions — 0.4%
Argos Merger Sub, Inc. Senior Notes 7.13% due 03/15/2023*	2,005,000	2,100,237

Steel - Producers — 1.7%
AK Steel Corp. Company Guar. Notes 7.63% due 05/15/2020#	2,060,000	1,349,300
AK Steel Corp. Company Guar. Notes 7.63% due 10/01/2021	2,620,000	1,644,050
AK Steel Corp. Company Guar. Notes 8.38% due 04/01/2022#	1,360,000	850,000
Steel Dynamics, Inc. Company Guar. Notes 5.13% due 10/01/2021	915,000	897,158
Steel Dynamics, Inc. Company Guar. Notes 5.50% due 10/01/2024	1,005,000	976,106
United States Steel Corp. Senior Notes 7.38% due 04/01/2020#	2,291,000	2,084,581

		7,801,195

Telecommunication Equipment — 1.5%
Alcatel-Lucent USA, Inc. Senior Notes 6.45% due 03/15/2029	4,680,000	4,893,502
Alcatel-Lucent USA, Inc. Senior Notes 6.50% due 01/15/2028	490,000	509,600
Alcatel-Lucent USA, Inc. Company Guar. Notes 6.75% due 11/15/2020*	1,710,000	1,825,425

		7,228,527

Telephone - Integrated — 2.2%
Level 3 Financing, Inc. Company Guar. Notes 5.13% due 05/01/2023*	455,000	443,625
Level 3 Financing, Inc. Company Guar. Notes 5.38% due 08/15/2022	2,175,000	2,182,699
Level 3 Financing, Inc. Company Guar. Notes 6.13% due 01/15/2021	340,000	356,150
Level 3 Financing, Inc. Company Guar. Notes 7.00% due 06/01/2020	2,009,000	2,114,473
Level 3 Financing, Inc. Company Guar. Notes 8.63% due 07/15/2020	2,947,000	3,122,346
Windstream Services LLC Company Guar. Notes 7.75% due 10/15/2020#	2,465,000	2,193,850

		10,413,143

Security Description	Principal Amount(17)	Value (Note 2)

Television — 2.5%
Gannett Co., Inc. Company Guar. Notes 4.88% due 09/15/2021*	$1,540,000	$1,520,750
Gannett Co., Inc. Company Guar. Notes 5.13% due 10/15/2019	3,685,000	3,804,762
Gannett Co., Inc. Company Guar. Notes 5.50% due 09/15/2024*	705,000	697,950
Gannett Co., Inc. Company Guar. Notes 6.38% due 10/15/2023	1,360,000	1,424,600
Gray Television, Inc. Company Guar. Notes 7.50% due 10/01/2020	815,000	842,751
Tribune Media Co. Company Guar. Notes 5.88% due 07/15/2022*	3,510,000	3,536,325

		11,827,138

Theaters — 0.3%
Carmike Cinemas, Inc. Sec. Notes 6.00% due 06/15/2023*	1,485,000	1,518,412

X-Ray Equipment — 0.1%
Hologic, Inc. Company Guar. Notes 5.25% due 07/15/2022*	660,000	672,375

Total U.S. Corporate Bonds & Notes
(cost $344,153,795)		338,698,761

FOREIGN CORPORATE BONDS & NOTES — 12.1%
Building Products - Cement — 0.6%
Cemex SAB de CV Senior Sec. Notes 5.70% due 01/11/2025*	1,830,000	1,715,625
Cemex SAB de CV Senior Sec. Notes 6.13% due 05/05/2025*	1,135,000	1,083,925

		2,799,550

Cable/Satellite TV — 0.6%
Unitymedia Hessen GmbH & Co. KG Senior Sec. Notes 5.50% due 01/15/2023*	2,735,000	2,810,213

Chemicals - Diversified — 0.6%
INEOS Group Holdings SA Sec. Notes 5.88% due 02/15/2019#	230,000	227,988
INEOS Group Holdings SA Sec. Notes 6.13% due 08/15/2018#	2,305,000	2,307,881

		2,535,869

Containers - Metal/Glass — 0.8%
Ardagh Finance Holdings SA Senior Notes 8.63% due 06/15/2019*(8)	1,072,526	1,131,515
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. Company Guar. Notes 6.00% due 06/30/2021*#	2,495,000	2,475,788

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(17)	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Containers - Metal/Glass (continued)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. Senior Notes 7.00% due 11/15/2020*	$140,294	$141,697

		3,749,000

Finance - Leasing Companies — 0.6%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust Company Guar. Notes 4.50% due 05/15/2021	2,950,000	2,997,937

Forestry — 0.5%
Tembec Industries, Inc. Senior Sec. Notes 9.00% due 12/15/2019*	3,820,000	2,444,800

Medical - Drugs — 2.3%
Endo Finance LLC Company Guar. Notes 6.00% due 07/15/2023*	585,000	608,400
Grifols Worldwide Operations, Ltd. Company Guar. Notes 5.25% due 04/01/2022	905,000	919,706
Valeant Pharmaceuticals International, Inc. Company Guar. Notes 5.50% due 03/01/2023*	2,725,000	2,762,469
Valeant Pharmaceuticals International, Inc. Company Guar. Notes 5.88% due 05/15/2023*	6,505,000	6,635,100

		10,925,675

Multimedia — 0.4%
Quebecor Media, Inc. Senior Notes 5.75% due 01/15/2023	1,995,000	2,014,950

Oil & Gas Drilling — 0.3%
Paragon Offshore PLC Company Guar. Notes 6.75% due 07/15/2022*#	3,290,000	658,000
Seadrill, Ltd. Senior Notes 6.13% due 09/15/2017*	1,110,000	899,100

		1,557,100

Oil Companies - Exploration & Production — 1.0%
MEG Energy Corp. Company Guar. Notes 6.38% due 01/30/2023*	480,000	386,400
MEG Energy Corp. Company Guar. Notes 7.00% due 03/31/2024*	1,735,000	1,418,363
Tullow Oil PLC Company Guar. Notes 6.00% due 11/01/2020*	1,220,000	902,800
Tullow Oil PLC Company Guar. Notes 6.25% due 04/15/2022*	2,465,000	1,793,287

		4,500,850

Satellite Telecom — 0.6%
Intelsat Jackson Holdings SA Company Guar. Notes 6.63% due 12/15/2022#	590,000	516,250
Intelsat Jackson Holdings SA Company Guar. Notes 7.25% due 10/15/2020	1,000,000	961,250

Security Description	Principal Amount(17)		Value (Note 2)

Satellite Telecom (continued)
Intelsat Jackson Holdings SA Company Guar. Notes 7.50% due 04/01/2021		$1,325,000	$1,283,594

			2,761,094

Semiconductor Equipment — 0.4%
Sensata Technologies BV Company Guar. Notes 5.00% due 10/01/2025*		1,230,000	1,193,100
Sensata Technologies BV Company Guar. Notes 5.63% due 11/01/2024*		710,000	727,750

			1,920,850

Special Purpose Entity — 0.0%
Hellas Telecommunications Luxembourg II SCA FRS Sub. Notes 8.46% due 01/15/2015†*(1)(2)(4)(9)		925,000	0

Steel - Producers — 0.4%
ArcelorMittal Senior Notes 7.50% due 03/01/2041		720,000	660,600
ArcelorMittal Senior Notes 7.75% due 10/15/2039		1,210,000	1,122,275

			1,782,875

Telecom Services — 2.0%
Altice Financing SA Senior Sec. Notes 6.50% due 01/15/2022*		985,000	987,462
Altice Financing SA Senior Sec. Notes 6.63% due 02/15/2023*		335,000	333,325
Altice Financing SA Senior Sec. Notes 7.88% due 12/15/2019*		750,000	783,750
Altice Finco SA Senior Sec. Notes 8.13% due 01/15/2024*		300,000	303,000
Altice Finco SA Senior Sec. Notes 9.88% due 12/15/2020*		535,000	587,163
UPCB Finance V, Ltd. Senior Sec. Notes 7.25% due 11/15/2021*		490,500	526,674
UPCB Finance VI, Ltd. Senior Sec. Notes 6.88% due 01/15/2022*		1,057,500	1,124,916
Wind Acquisition Finance SA Senior Sec. Notes 4.00% due 07/15/2020*	EUR	2,245,000	2,541,901
Wind Acquisition Finance SA Senior Sec. Notes 4.75% due 07/15/2020*		1,940,000	1,954,550
Wind Acquisition Finance SA Senior Sec. Notes 6.50% due 04/30/2020*		220,000	231,550

			9,374,291

Telephone - Integrated — 0.4%
SoftBank Group Corp. Company Guar. Notes 4.50% due 04/15/2020*		1,710,000	1,710,684

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares/ Principal Amount(17)	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Television — 0.6%
Videotron, Ltd. Company Guar. Notes 5.00% due 07/15/2022	$2,720,000	$2,716,600

Total Foreign Corporate Bonds & Notes
(cost $63,733,901)		56,602,338

LOANS(2)(10)(11) — 2.1%
Building - Residential/Commercial — 0.0%
TOUSA, Inc. Escrow Loans 12.25% due 08/15/2013†(1)	2,037,810	0

E-Commerce/Products — 0.2%
Lands’ End, Inc. FRS BTL-B 4.25% due 04/04/2021	1,026,302	971,779

Electric - Integrated — 0.4%
Texas Competitive Electric Holdings Co. LLC FRS BTL 4.66% due 10/10/2017†(3)(6)	3,873,748	1,748,029

Electronic Components - Semiconductors — 0.3%
Freescale Semiconductor Inc FRS Tranche 5 5.00% due 01/15/2021	1,296,900	1,298,154

Insurance - Property/Casualty — 0.2%
Asurion LLC FRS 2nd Lien 8.50% due 03/03/2021	1,090,000	1,069,563

Machinery - General Industrial — 0.4%
Gardner Denver, Inc. FRS BTL 4.25% due 07/30/2020	1,847,100	1,759,747

Metal Processors & Fabrication — 0.3%
Crosby US Acquisition Corp. FRS 1st Lien 3.75% due 11/23/2020	1,497,200	1,317,536

Retail - Major Department Stores — 0.3%
Neiman Marcus Group, LTD. LLC FRS BTL 4.25% due 10/25/2020	1,621,876	1,603,124

Total Loans
(cost $12,184,335)		9,767,932

COMMON STOCKS†(1)(2) — 0.0%
Food - Misc./Diversified — 0.0%
Wornick Co	3,444	16,586

Multimedia — 0.0%
Haights Cross Communication, Inc.	10,439	0

Total Common Stocks
(cost $99,564)		16,586

MEMBERSHIP INTEREST CERTIFICATES†(2)(12) — 0.1%
Casino Services — 0.1%
Herbst Gaming, Inc.
(cost $232,701)	23,439	281,269

PREFERRED SECURITIES — 0.7%
Diversified Banking Institutions — 0.7%
Citigroup Capital XIII FRS 7.88%	75	1,916

Security Description	Shares/ Principal Amount(17)	Value (Note 2)

Diversified Banking Institutions (continued)
GMAC Capital Trust I FRS Series 2 8.13%	134,000	$3,421,020

Total Preferred Securities
(cost $3,455,209)		3,422,936

PREFERRED SECURITIES/CAPITAL SECURITIES — 4.9%
Banks - Commercial — 1.3%
Banco Bilbao Vizcaya Argentaria SA VRS 7.00% due 02/19/2019(13)	EUR 3,200,000	3,635,050
Banco Bilbao Vizcaya Argentaria SA VRS 9.00% due 05/19/2018(13)	1,000,000	1,073,000
ING Groep NV VRS 6.00% due 04/16/2020#(13)	755,000	731,406
ING Groep NV VRS 6.50% due 04/16/2025#(13)	600,000	575,625

		6,015,081

Diversified Banking Institutions — 2.6%
Barclays PLC FRS 6.63% due 09/15/2019(13)	1,034,000	1,009,390
Barclays PLC FRS 8.25% due 12/15/2018(13)	2,595,000	2,752,631
Credit Agricole SA FRS 7.88% due 01/23/2024*(13)	775,000	788,974
Credit Suisse Group AG VRS 7.50% due 12/11/2023*(13)	1,395,000	1,474,166
Royal Bank of Scotland Group PLC FRS 6.99% due 10/05/2017*(13)	1,690,000	1,977,300
Royal Bank of Scotland Group PLC FRS 7.50% due 08/10/2020(13)	2,515,000	2,521,287
Royal Bank of Scotland Group PLC FRS 7.64% due 09/30/2017(13)	500,000	529,375
Societe Generale SA VRS 8.25% due 11/29/2018(13)	875,000	929,250

		11,982,373

Insurance - Multi-line — 0.7%
Hartford Financial Services Group, Inc. FRS 8.13% due 06/15/2068	3,170,000	3,542,475

Multimedia — 0.3%
NBCUniversal Enterprise, Inc. 5.25% due 03/19/2021*(13)	1,260,000	1,329,666

Total Preferred Securities/Capital Securities
(cost $22,582,524)		22,869,595

WARRANTS†(1)(2)(12) — 0.1%
Television — 0.1%
ION Media Networks, Inc. Expires 12/18/2016 (strike price $0.01)	310	193,537
ION Media Networks, Inc. Expires 12/18/2016 (strike price $0.01)	306	191,040

Total Warrants
(cost $0)		384,577

Total Long-Term Investment Securities
(cost $449,186,661)		433,425,725

SHORT-TERM INVESTMENT SECURITIES — 7.1%
Registered Investment Companies — 7.1%
State Street Navigator Securities Lending Prime Portfolio 0.21%(14)(15)
(cost $33,550,848)	33,550,848	33,550,848

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(17)	Value (Note 2)

REPURCHASE AGREEMENTS — 5.7%

Agreement with State Street Bank and Trust Co., bearing interest at 0.00%, dated 08/31/2015, to be repurchased 09/01/2015 in the amount of $26,536,000 collateralized by $26,680,000 of United States Treasury Notes, bearing interest at 1.38% due 09/30/2018 and having an approximate value of $27,066,807

(cost $26,536,000)	26,536,000	$26,536,000

TOTAL INVESTMENTS
(cost $509,273,509)(16)	105.3%	493,512,573
Liabilities in excess of other assets	(5.3)	(24,658,070)

NET ASSETS	100.0%	$468,854,503

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2015, the aggregate value of these securities was $183,002,982 representing 39.0% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
#	The security or a portion thereof is out on loan (see Note 2)
(1)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(2)	Illiquid security. At August 31, 2015, the aggregate value of these securities was $10,450,364 representing 2.2% of net assets.
(3)	Company has filed for Chapter 11 bankruptcy protection.
(4)	Security in default of principal and interest at maturity.
(5)	PIK (“Payment-in-Kind”) security — Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at the coupon rate listed.
(6)	Security in default of interest.
(7)	Company has filed for Chapter 11 bankruptcy.
(8)	PIK (“Payment-in-Kind”) security — Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in the form of additional securities at the coupon rate listed.
(9)	Company has filed for bankruptcy protection in the country of issuance.
(10)	Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(11)	The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund/Portfolio is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(12)	Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of August 31, 2015, the Fund held the following restricted securities:

Description	Acquisition Date	Shares/ Principal Amount	Acquisition Cost	Value	Value Per Share	% of Net Assets
Membership Interest Certificate
Herbst Gaming, Inc.	03/26/2008	23,439	$232,701	$281,269	$12.00	0.06%
Warrants
ION Media Networks, Inc. Expires 12/18/2016 (Strike price $0.01)	11/11/2010	310	–	193,537	624.31	0.04
ION Media Networks, Inc. Expires 12/18/2016 (Strike price $0.01)	03/01/2011	306	–	191,040	624.31	0.04

				$665,846		0.14%

(13)	Perpetual maturity — maturity date reflects the next call date.
(14)	At August 31, 2015, the Fund had loaned securities with a total value of $34,137,917. This was secured by collateral of $33,550,848, which was received in cash and subsequently invested in short-term investments currently valued at $33,550,848 as reported in the Portfolio of Investments. Additional collateral of $1,212,188 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.
The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of August 31, 2015
United States Treasury Notes/Bonds	3.50% to 5.25%	11/15/2028 to 02/15/2039	$1,212,188

(15)	The rate shown is the 7-day yield as of August 31, 2015.
(16)	See Note 5 for cost of investments on a tax basis.
(17)	Denominated in United States dollars unless otherwise indicated.

BTL—Bank Term Loan

EUR—Euro Dollar

FRS—Floating Rate Security

VRS—Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at August 31, 2015 and unless noted otherwise, the dates shown are the original maturity dates.

Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
HSBC Bank USA	EUR	1,458,000	USD	1,670,868	09/30/2015	$34,106	$–
Morgan Stanley and Co. International PLC	EUR	1,457,000	USD	1,670,153	09/30/2015	34,514	–
Royal Bank of Scotland PLC	EUR	1,458,000	USD	1,672,390	09/30/2015	35,629	–
State Street Bank and Trust Company	EUR	1,458,000	USD	1,671,600	09/30/2015	34,838	–

Net Unrealized Appreciation/(Depreciation)						$139,087	$–

EUR—Euro Dollars

USD—United States Dollar

VALIC Company II High Yield Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Centrally Cleared Credit Default Swaps on Credit Indicies — Sell Protection(1)
Reference Obligation	Fixed Deal Receive Rate	Termination Date	Counterparty	Implied Credit Spread at August 31, 2015(2)	Notional Amount(3)	Value at August, 2015(4)	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Markit CDX North America High Yield Index	5.00%	12/20/2019	Goldman Sachs Corp.	0.3910%	$6,989,400	$214,944	$176,616	$38,328
Markit CDX North America High Yield Index	5.00%	06/20/2020	Goldman Sachs Corp.	0.3402%	3,506,550	315,779	432,029	(116,250)

						$530,723	$608,645	$(77,922)

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.
(2)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(3)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(4)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Convertible Bonds & Notes:
Medical-Drugs	$—	$—	$0	$0
Other Industries	—	1,381,731	—	1,381,731
U.S. Corporate Bonds & Notes:
Rubber/Plastic Products	—	—	0	0
Other Industries	—	338,698,761	—	338,698,761
Foreign Corporate Bonds & Notes:
Special Purpose Entity	—	—	0	0
Other Industries	—	56,602,338	—	56,602,338
Loans:
Building-Residential/Commercial	—	—	0	0
Other Industries	—	9,767,932	—	9,767,932
Common Stocks	—	—	16,586	16,586
Membership Interest Certificates	—	281,269	—	281,269
Preferred Securities	3,422,936	—	—	3,422,936
Preferred Securities/Capital Securities	—	22,869,595	—	22,869,595
Warrants	—	—	384,577	384,577
Short-Term Investment Securities	33,550,848	—	—	33,550,848
Repurchase Agreements	—	26,536,000	—	26,536,000

Total Investments at Value	$36,973,784	$456,137,626	$401,163	$493,512,573

Other Financial Instruments:+
Forward Foreign Currency Contracts	$—	$139,087	$—	$139,087
Centrally Cleared Credit Default Swaps on Credit Indicies - Sell Protection	—	38,328	—	38,328

Total Other Financial Instruments	$—	$177,415	$—	$177,415

LIABILITIES:
Other Financial Instruments:+
Centrally Cleared Credit Default Swaps on Credit Indicies - Sell Protection	$—	$116,250	$—	$116,250

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments were not considered a material portion of the Fund.

See Notes to Financial Statements

VALIC Company II International Opportunities Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Registered Investment Companies	5.9%
Building — Residential/Commercial	3.8
Banks — Commercial	3.8
Auto/Truck Parts & Equipment — Original	2.8
Medical Labs & Testing Services	2.6
Real Estate Investment Trusts	2.3
Food — Misc./Diversified	2.0
Retail — Apparel/Shoe	1.9
Diversified Operations/Commercial Services	1.8
Building & Construction Products — Misc.	1.7
Computer Services	1.6
Computers — Integrated Systems	1.6
Human Resources	1.6
E-Commerce/Services	1.6
Finance — Other Services	1.5
Containers — Paper/Plastic	1.5
Building & Construction — Misc.	1.5
Repurchase Agreements	1.5
Real Estate Operations & Development	1.4
Chemicals — Diversified	1.3
Electronic Components — Misc.	1.3
Medical Products	1.3
Funeral Services & Related Items	1.3
Retail — Restaurants	1.3
Metal Processors & Fabrication	1.3
Energy — Alternate Sources	1.2
Investment Management/Advisor Services	1.2
Wireless Equipment	1.2
Casino Hotels	1.2
Retail — Discount	1.2
Commercial Services	1.1
Electronic Measurement Instruments	1.1
Cosmetics & Toiletries	1.0
Insurance — Property/Casualty	1.0
Machinery — General Industrial	1.0
Soap & Cleaning Preparation	1.0
Chemicals — Specialty	1.0
Gambling (Non-Hotel)	1.0
Electronic Components — Semiconductors	1.0
Fisheries	0.9
Machine Tools & Related Products	0.9
Retail — Drug Store	0.9
Leisure Products	0.9
Transport — Services	0.9
Applications Software	0.9
E-Commerce/Products	0.8
Entertainment Software	0.8
Home Furnishings	0.8
Advertising Sales	0.8
Beverages — Non-alcoholic	0.8
Medical — Biomedical/Gene	0.8
Medical — Drugs	0.7
Food — Catering	0.7
Transactional Software	0.7
Private Equity	0.7
Dental Supplies & Equipment	0.7
Enterprise Software/Service	0.7
Wire & Cable Products	0.6
Television	0.6
Casino Services	0.6
Consulting Services	0.6
Apparel Manufacturers	0.6
Retail — Convenience Store	0.6
Diversified Financial Services	0.6
Satellite Telecom	0.6
Electric — Integrated	0.5
Investment Companies	0.5
Retail — Pet Food & Supplies	0.5
Hotels/Motels	0.5

Exchange — Traded Funds	0.5
Food — Dairy Products	0.5
Computer Software	0.5
Batteries/Battery Systems	0.5
Insurance Brokers	0.4
Retail — Misc./Diversified	0.4
Real Estate Management/Services	0.4
Food — Wholesale/Distribution	0.4
Telecommunication Equipment	0.4
Electric — Generation	0.4
Cellular Telecom	0.4
Drug Delivery Systems	0.4
Coatings/Paint	0.4
Aerospace/Defense	0.4
Veterinary Products	0.4
Gas — Distribution	0.4
Photo Equipment & Supplies	0.3
Oil Refining & Marketing	0.3
Oil Companies — Exploration & Production	0.3
Electric Products — Misc.	0.3
Finance — Investment Banker/Broker	0.3
Transport — Truck	0.3
Respiratory Products	0.3
Oil — Field Services	0.3
Telephone — Integrated	0.3
Cable/Satellite TV	0.3
Food — Meat Products	0.3
Rubber/Plastic Products	0.3
Auto — Cars/Light Trucks	0.3
Insurance — Multi-line	0.3
Diversified Manufacturing Operations	0.3
Insurance — Life/Health	0.3
Distribution/Wholesale	0.2
Semiconductor Components — Integrated Circuits	0.2
Retail — Automobile	0.2
Airlines	0.2
Explosives	0.2
Food — Flour & Grain	0.2
Food — Retail	0.2
Footwear & Related Apparel	0.2
Food — Confectionery	0.2
Advertising Services	0.2
Semiconductor Equipment	0.2
Tobacco	0.2
Lighting Products & Systems	0.2
Engineering/R&D Services	0.2
Finance — Credit Card	0.2
Electronic Connectors	0.2
Finance — Auto Loans	0.2
Diversified Minerals	0.2
Instruments — Controls	0.2
Broadcast Services/Program	0.1
Building — Maintenance & Services	0.1
Retail — Home Furnishings	0.1
Rental Auto/Equipment	0.1
Auto/Truck Parts & Equipment — Replacement	0.1
Schools	0.1
Metal — Iron	0.1
Hazardous Waste Disposal	0.1
Internet Content — Information/News	0.1
Gold Mining	0.1
Retail — Building Products	0.1
Chemicals — Plastics	0.1
Aerospace/Defense — Equipment	0.1
Brewery	0.1
Forestry	0.1
Medical Instruments	0.1
Building — Heavy Construction	0.1
Diversified Operations	0.1

VALIC Company II International Opportunities Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited) — (continued)

Industry Allocation* (continued)

MRI/Medical Diagnostic Imaging	0.1%
Beverages — Wine/Spirits	0.1
Consumer Products — Misc.	0.1
Transport — Marine	0.1
Electronic Parts Distribution	0.1
Office Supplies & Forms	0.1
Machinery — Pumps	0.1
Computer Aided Design	0.1
Finance — Consumer Loans	0.1
Bicycle Manufacturing	0.1
Instruments — Scientific	0.1
Industrial Gases	0.1
Computers	0.1
Office Automation & Equipment	0.1
Telecom Services	0.1

105.3%

*	Calculated as a percentage of net assets

Country Allocation*

United Kingdom	23.6%
Japan	20.0
United States	8.6
Germany	7.7
Ireland	5.8
France	4.2
Canada	3.3
Switzerland	3.2
Australia	3.0
Italy	2.1
Bermuda	2.0
Denmark	1.7
Sweden	1.6
Luxembourg	1.6
Spain	1.5
South Korea	1.4
Netherlands	1.4
Taiwan	1.1
Austria	0.9
Curacao	0.9
Faroe Islands	0.8
Belgium	0.8
Cayman Islands	0.8
Brazil	0.7
Finland	0.7
Thailand	0.7
Mexico	0.7
Singapore	0.6
Isle of Man	0.5
Portugal	0.4
Israel	0.4
Philippines	0.4
Norway	0.4
South Africa	0.3
Malaysia	0.3
Hong Kong	0.3
New Zealand	0.3
China	0.2
Panama	0.1
Indonesia	0.1
Turkey	0.1
Colombia	0.1

105.3%

*	Calculated as a percentage of net assets

VALIC Company II International Opportunities Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 96.4%
Australia — 3.0%
Ansell, Ltd.(1)	96,571	$1,519,159
Aristocrat Leisure, Ltd.(1)	595,839	3,557,545
Austbrokers Holdings, Ltd.(1)	211,327	1,361,220
Computershare, Ltd.(1)	121,116	848,965
DuluxGroup, Ltd.(1)	172,029	686,648
Echo Entertainment Group, Ltd.(1)	1,972,262	6,898,590
Iluka Resources, Ltd.#(1)	168,550	885,449
Orica, Ltd.#(1)	110,515	1,240,045
Qube Holdings, Ltd.#(1)	50,046	78,297
Sonic Healthcare, Ltd.(1)	41,461	609,202

		17,685,120

Austria — 0.9%
BUWOG AG#(1)	76,292	1,610,426
Mayr-Melnhof Karton AG(1)	7,701	904,640
Wienerberger AG(1)	178,642	3,168,785

		5,683,851

Belgium — 0.8%
D’Ieteren SA(1)	17,684	651,613
Ontex Group NV(1)	136,140	4,243,533

		4,895,146

Bermuda — 2.0%
Cafe de Coral Holdings, Ltd.(1)	262,000	833,230
China Resources Gas Group, Ltd.(1)	822,000	2,162,406
Credicorp, Ltd.	10,586	1,164,248
Dairy Farm International Holdings, Ltd.(1)	156,600	1,018,114
Esprit Holdings, Ltd.#(1)	407,350	339,534
First Pacific Co., Ltd.(1)	1,292,250	836,624
Global Brands Group Holding, Ltd.†(1)	252,000	47,560
Hiscox, Ltd.(1)	205,182	2,827,398
Midland Holdings, Ltd.†(1)	2,146,000	865,006
Pacific Basin Shipping, Ltd.#(1)	1,160,049	362,102
Peace Mark Holdings, Ltd.†(4)(5)	686,000	0
Shangri-La Asia, Ltd.(1)	584,000	571,526
VTech Holdings, Ltd.#(1)	65,449	757,410

		11,785,158

Brazil — 0.7%
Alupar Investimento SA	71,200	286,830
Brasil Insurance Participacoes e Administracao SA	92,016	24,865
Estacio Participacoes SA	92,322	317,443
Fibria Celulose SA	46,655	658,919
GAEC Educacao SA	64,322	202,190
Iguatemi Empresa de Shopping Centers SA	47,484	269,717
Kroton Educacional SA	123,988	296,752
Linx SA	30,500	366,590
Localiza Rent a Car SA	43,378	268,044
LPS Brasil Consultoria de Imoveis SA	83,700	73,623
M. Dias Branco SA	21,200	370,027
Mills Estruturas e Servicos de Engenharia SA†	91,300	123,356
Odontoprev SA	135,914	366,520
Qualicorp SA	110,637	520,749
TOTVS SA	38,695	338,227

		4,483,852

Canada — 3.3%
Agnico Eagle Mines, Ltd.#	29,946	733,399
Alimentation Couche-Tard, Inc., Class B	37,629	1,594,570
Concordia Healthcare Corp.	57,155	4,421,736
Descartes Systems Group, Inc.†	213,147	3,687,463
Dollarama, Inc.	52,683	3,008,169
Linamar Corp.	25,123	1,319,740

Security Description	Shares	Value (Note 2)

Canada (continued)
Maple Leaf Foods, Inc.	87,259	$1,480,405
MEG Energy Corp.†#	26,491	238,008
Stantec, Inc.	17,596	412,482
TORC Oil & Gas, Ltd.#	74,767	354,058
Tourmaline Oil Corp.†	9,843	249,143
Tricon Capital Group, Inc.	263,875	2,286,542

		19,785,715

Cayman Islands — 0.8%
51job, Inc. ADR†	37,375	1,002,024
Ajisen China Holdings, Ltd.(1)	815,000	316,199
Shenguan Holdings Group, Ltd.(1)	768,000	107,956
Stella International Holdings, Ltd.(1)	467,500	1,144,999
Sunny Optical Technology Group Co., Ltd.#(1)	871,000	1,461,979
Want Want China Holdings, Ltd.#(1)	956,000	768,689

		4,801,846

China — 0.2%
Guangzhou Automobile Group Co., Ltd.(1)	1,576,000	1,116,658
Wumart Stores, Inc.†(1)	331,000	178,536

		1,295,194

Colombia — 0.1%
Bancolombia SA ADR#	9,722	335,409

Denmark — 1.7%
Carlsberg A/S, Class B(1)	8,884	668,442
Christian Hansen Holding A/S(1)	19,131	959,986
DSV A/S(1)	68,357	2,437,048
Jyske Bank A/S†(1)	43,170	2,408,485
Sydbank A/S(1)	54,823	2,082,256
TDC A/S(1)	160,910	1,016,181
William Demant Holding A/S†(1)	3,644	295,515

		9,867,913

Faroe Islands — 0.8%
Bakkafrost P/F(1)	166,203	5,050,691

Finland — 0.7%
Huhtamaki Oyj(1)	129,820	4,211,641
Tikkurila Oyj(1)	8,810	153,123

		4,364,764

France — 4.2%
Cap Gemini SA(1)	9,514	850,947
Christian Dior SE(1)	12,477	2,304,652
Dassault Systemes(1)	6,442	446,527
Edenred(1)	18,347	388,301
Elior Participations SCA*(1)	43,351	878,382
Eutelsat Communications SA(1)	32,265	969,880
Faiveley Transport SA(1)	1,844	192,313
Havas SA(1)	132,728	1,119,726
Ingenico Group(1)	39,378	4,850,007
Legrand SA(1)	14,115	810,746
Neopost SA#(1)	9,956	342,528
Saft Groupe SA(1)	77,288	2,823,623
SEB SA(1)	2,370	220,343
Societe BIC SA(1)	2,988	472,847
Sodexo SA(1)	22,450	1,966,329
Technip SA(1)	13,996	761,579
Teleperformance(1)	53,607	3,769,333
Virbac SA#(1)	9,489	2,178,824

		25,346,887

Germany — 7.6%
Amadeus Fire AG(1)	11,089	1,045,647

VALIC Company II International Opportunities Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Germany (continued)
Aurelius AG(1)	85,306	$4,134,052
Beiersdorf AG(1)	16,114	1,334,225
Brenntag AG(1)	30,541	1,699,205
CTS Eventim AG & Co. KGaA(1)	151,858	5,309,958
Deutsche Wohnen AG (BR)(1)	49,038	1,286,751
Drillisch AG(1)	52,791	2,388,121
ElringKlinger AG(1)	16,328	391,444
Fuchs Petrolub SE(1) (Preference Shares)	36,481	1,574,045
GEA Group AG(1)	45,370	1,773,163
Gerry Weber International AG#(1)	17,551	388,344
Henkel AG & Co. KGaA(1) (Preference Shares)	15,967	1,671,705
Infineon Technologies AG(1)	86,398	945,607
Krones AG(1)	25,589	2,740,184
KUKA AG#(1)	49,265	3,926,020
LEG Immobilien AG(1)	10,845	813,991
MTU Aero Engines AG(1)	9,408	843,516
Nordex SE†(1)	254,846	7,357,138
Pfeiffer Vacuum Technology AG(1)	4,219	446,561
ProSiebenSat.1 Media SE(1)	9,695	472,299
Stroeer SE(1)	20,265	1,193,541
Symrise AG(1)	52,497	3,168,839
TAG Immobilien AG(1)	14,335	163,972

		45,068,328

Hong Kong — 0.3%
Techtronic Industries Co., Ltd.(1)	528,500	1,917,384

Indonesia — 0.1%
PT Semen Indonesia Persero Tbk(1)	258,500	170,243
PT XL Axiata Tbk†(1)	1,203,000	256,478

		426,721

Ireland — 5.8%
DCC PLC(1)	28,402	2,110,113
Fleetmatics Group PLC†#	80,400	3,598,704
Glanbia PLC(1)	116,793	2,339,719
Greencore Group PLC(1)	1,079,046	4,910,991
Hibernia REIT PLC(1)	1,081,779	1,608,300
ICON PLC†	128,600	9,902,200
Kerry Group PLC, Class A(1)	17,678	1,312,078
Kingspan Group PLC(1)	152,297	3,730,980
Paddy Power PLC (ISE)(1)	8,760	962,326
Paddy Power PLC (LSE)(1)	27,345	3,011,989
XL Group PLC	29,010	1,081,783

		34,569,183

Isle of Man — 0.5%
Playtech PLC(1)	217,622	2,858,647

Israel — 0.4%
Bezeq The Israeli Telecommunication Corp., Ltd.(1)	366,547	658,297
Mellanox Technologies, Ltd.†	38,000	1,536,720

		2,195,017

Italy — 2.1%
A2A SpA(1)	2,490,088	3,062,100
Banca Generali SpA(1)	65,024	1,949,415
Brembo SpA(1)	99,676	4,123,591
Cerved Information Solutions SpA(1)	106,345	874,548
Davide Campari — Milano SpA(1)	74,965	558,164
Ei Towers SpA(1)	27,104	1,660,502
Infrastrutture Wireless Italiane SpA†*(1)	123,500	570,080

		12,798,400

Japan — 20.0%
ABC-Mart, Inc.(1)	104,300	6,317,521

Security Description	Shares	Value (Note 2)

Japan (continued)
AEON Financial Service Co., Ltd.#(1)	44,500	$1,007,181
Ain Pharmaciez, Inc.(1)	85,500	3,937,433
Air Water, Inc.(1)	23,000	366,659
Alps Electric Co., Ltd.(1)	144,500	4,503,796
Asante, Inc.(1)	5,300	72,521
Bank of Yokohama, Ltd.(1)	62,000	378,009
Brother Industries, Ltd.(1)	79,100	1,077,669
Calsonic Kansei Corp.(1)	680,000	4,735,740
Chiba Bank, Ltd.(1)	155,000	1,126,272
Coca-Cola East Japan Co., Ltd.(1)	12,400	224,001
Coca-Cola West Co., Ltd.(1)	22,700	465,765
Cosmos Pharmaceutical Corp.(1)	6,600	843,599
Daikin Industries, Ltd.(1)	3,900	231,858
Daiseki Co., Ltd.(1)	45,200	786,150
Daiwa Securities Group, Inc.#(1)	146,000	1,011,145
FamilyMart Co., Ltd.#(1)	7,900	365,375
Fuji Seal International, Inc.(1)	35,000	1,192,913
Fujikura, Ltd.(1)	772,000	3,812,110
Glory, Ltd.(1)	5,800	151,175
Gurunavi, Inc.#(1)	219,300	3,523,702
Haseko Corp.(1)	494,200	5,839,932
Hirose Electric Co., Ltd.#(1)	5,100	580,383
Hisamitsu Pharmaceutical Co., Inc.#(1)	4,400	151,588
Hogy Medical Co., Ltd.#(1)	3,100	149,978
Iriso Electronics Co., Ltd.#(1)	9,150	412,674
Japan Exchange Group, Inc.#(1)	6,800	210,802
Japan Pure Chemical Co., Ltd.(1)	2,500	48,039
Jeol, Ltd.(1)	61,000	368,819
JGC Corp.#(1)	28,060	409,375
Kakaku.com, Inc.#(1)	17,600	278,921
Kansai Paint Co., Ltd.#(1)	63,000	980,312
Keyence Corp.(1)	900	416,615
Kintetsu World Express, Inc.(1)	8,300	310,058
Kobayashi Pharmaceutical Co., Ltd.(1)	24,500	1,898,847
Koito Manufacturing Co., Ltd.#(1)	44,000	1,504,065
Konica Minolta, Inc.(1)	67,000	735,247
KYORIN Holdings, Inc.(1)	23,000	406,343
Lawson, Inc.#(1)	18,500	1,317,262
Matsumotokiyoshi Holdings Co., Ltd.(1)	70,100	3,361,287
Milbon Co., Ltd.(1)	14,700	526,891
Miraca Holdings, Inc.(1)	25,900	1,107,916
MonotaRO Co., Ltd.(1)	5,900	297,692
Nakanishi, Inc.(1)	28,400	1,114,371
NEC Corp.(1)	185,000	582,792
NGK Spark Plug Co., Ltd.#(1)	32,300	792,220
Nihon Kohden Corp.#(1)	31,800	632,397
Nippon Television Holdings, Inc.(1)	37,200	643,627
Nitori Holdings Co., Ltd.(1)	10,700	849,021
Nomura Research Institute, Ltd.(1)	45,200	1,830,073
NTN Corp.#(1)	1,335,000	6,934,239
OBIC Business Consultants Co., Ltd.(1)	20,200	978,887
OBIC Co., Ltd.(1)	105,800	4,700,072
Omron Corp.(1)	6,300	236,197
Park24 Co., Ltd.(1)	19,600	385,323
Proto Corp.(1)	34,700	507,188
Rakuten, Inc.#(1)	7,300	104,097
Saint Marc Holdings Co., Ltd.†(1)	73,000	2,246,932
Santen Pharmaceutical Co., Ltd.(1)	115,000	1,791,504
Seria Co., Ltd.#(1)	22,400	1,077,041
Shimamura Co., Ltd.#(1)	3,200	295,193
Shimano, Inc.(1)	2,800	375,226
Shimizu Corp.(1)	910,000	8,887,839
Shiseido Co., Ltd.#(1)	9,400	196,326
Shizuoka Bank, Ltd.#(1)	63,000	662,177

VALIC Company II International Opportunities Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Japan (continued)
SK Kaken Co., Ltd.(1)	4,000	$394,967
Sony Financial Holdings, Inc.#(1)	53,500	999,288
Stanley Electric Co., Ltd.#(1)	51,500	1,000,428
Start Today Co., Ltd.(1)	157,500	4,785,054
Sundrug Co., Ltd.(1)	17,100	957,621
Suruga Bank, Ltd.(1)	251,400	4,803,993
Temp Holdings Co., Ltd.(1)	166,600	7,427,206
Terumo Corp.#(1)	22,400	612,012
Toshiba Plant Systems & Services Corp.(1)	18,000	196,231
Tsumura & Co.(1)	4,000	88,835
Unicharm Corp.#(1)	70,100	1,414,401
USS Co., Ltd.(1)	70,900	1,255,250
Welcia Holdings Co., Ltd.#(1)	4,000	191,149
Yamato Holdings Co., Ltd.#(1)	90,300	1,761,094

		119,153,911

Jersey — 0.0%
Wolseley PLC(1)	4,557	291,561

Luxembourg — 1.6%
B&M European Value Retail SA(1)	276,301	1,362,876
Grand City Properties SA#(1)	224,602	3,969,823
SAF-Holland SA(1)	181,189	2,570,324
Samsonite International SA(1)	178,500	555,017
SES SA FDR(1)	31,089	919,658

		9,377,698

Malaysia — 0.3%
Astro Malaysia Holdings Bhd(1)	1,406,400	973,738
Public Bank Bhd(1)	229,100	980,164

		1,953,902

Mexico — 0.7%
Bolsa Mexicana de Valores SAB de CV#	357,134	546,995
Concentradora Fibra Danhos SA de CV	246,008	486,045
Concentradora Fibra Hotelera Mexicana SA de CV	530,713	516,808
Controladora Vuela Cia de Aviacion SAB de CV ADR†	39,619	528,518
Genomma Lab Internacional SAB de CV, Class B†#	516,239	422,378
Grupo Lala SAB de CV#	238,576	544,472
Prologis Property Mexico SA de CV	329,124	516,899
Promotora y Operadora de Infraestructura SAB de CV†	59,033	630,406

		4,192,521

Netherlands — 1.4%
Aalberts Industries NV(1)	14,614	453,355
ASM International NV(1)	27,561	1,036,302
Brunel International NV#(1)	17,853	311,727
Euronext NV*(1)	112,152	5,128,098
IMCD Group NV(1)	12,920	479,964
Koninklijke Vopak NV#(1)	6,893	282,731
Sensata Technologies Holding NV†	9,819	465,421

		8,157,598

New Zealand — 0.3%
Fisher & Paykel Healthcare Corp., Ltd.(1)	373,611	1,715,544

Norway — 0.4%
Aker Solutions ASA(1)	86,780	361,151
Europris ASA†*(1)	102,690	502,476
Marine Harvest ASA(1)	75,567	909,010
Storebrand ASA†(1)	103,976	356,141

		2,128,778

Panama — 0.1%
Copa Holdings SA, Class A#	14,097	722,753

Security Description	Shares	Value (Note 2)

Philippines — 0.4%
BDO Unibank, Inc.(1)	571,940	$1,200,388
Jollibee Foods Corp.(1)	41,060	168,103
Security Bank Corp.(1)	278,230	779,874

		2,148,365

Portugal — 0.4%
CTT-Correios de Portugal SA(1)	223,187	2,307,326

Singapore — 0.6%
Ascendas India Trust(1)	2,103,300	1,320,349
Super Group, Ltd.#(1)	2,211,200	1,227,633
Venture Corp., Ltd.(1)	135,563	769,610

		3,317,592

South Africa — 0.3%
Clicks Group, Ltd.(1)	150,739	1,040,584
Woolworths Holdings, Ltd.(1)	140,373	1,050,939

		2,091,523

South Korea — 1.4%
CJ O Shopping Co., Ltd.(1)	4,117	690,877
E-Mart Co., Ltd.(1)	2,542	490,269
LG Household & Health Care, Ltd.(1)	2,670	1,809,206
Osstem Implant Co., Ltd.†(1)	54,177	2,965,956
Samsung Fire & Marine Insurance Co., Ltd.(1)	6,571	1,489,480
Seoul Semiconductor Co., Ltd.†#(1)	50,523	603,761
TK Corp.†(1)	54,556	481,626

		8,531,175

Spain — 1.5%
Amadeus IT Holding SA, Class A(1)	104,398	4,350,928
Atresmedia Corp. de Medios de Comunicacion SA(1)	169,230	2,506,238
Cellnex Telecom SAU†*(1)	68,583	1,216,400
Viscofan SA(1)	15,820	922,034

		8,995,600

Sweden — 1.6%
AAK AB(1)	51,343	3,402,572
NetEnt AB#(1)	112,035	5,088,213
Saab AB, Series B#(1)	12,037	307,258
Swedish Match AB(1)	35,106	1,035,310

		9,833,353

Switzerland — 3.2%
Burckhardt Compression Holding AG(1)	2,028	699,598
Coca-Cola HBC AG CDI(1)	19,327	392,026
DKSH Holding AG(1)	3,075	186,945
Geberit AG(1)	4,814	1,527,391
Julius Baer Group, Ltd.(1)	9,675	470,066
Leonteq AG(1)	14,085	3,235,414
Lonza Group AG†(1)	3,481	475,281
Sika AG (BR)†(1)	495	1,633,834
Sonova Holding AG(1)	13,667	1,777,622
Temenos Group AG(1)	15,342	542,583
U-Blox AG(1)	21,254	4,132,141
Ypsomed Holding AG(1)	35,437	3,842,737

		18,915,638

Taiwan — 1.1%
Advantech Co., Ltd.(1)	55,235	351,626
Chroma ATE, Inc.(1)	638,000	1,054,491
Cub Elecparts, Inc.(1)	81,000	841,427
E.Sun Financial Holding Co., Ltd.(1)	2,958,747	1,759,890
Siliconware Precision Industries Co., Ltd.(1)	1,262,000	1,546,076

VALIC Company II International Opportunities Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Taiwan (continued)
Yuanta Financial Holding Co., Ltd.(1)	2,491,807	$999,420

		6,552,930

Thailand — 0.7%
AEON Thana Sinsap Thailand PCL	161,200	382,257
Glow Energy PCL	605,000	1,666,725
Minor International PCL	661,670	489,169
Minor International PCL NVDR(1)	302,700	223,042
Precious Shipping PCL	873,250	175,405
PTT Global Chemical PCL	872,100	1,386,796

		4,323,394

Turkey — 0.1%
Ford Otomotiv Sanayi AS(1)	17,530	177,537
Tofas Turk Otomobil Fabrikasi AS(1)	35,962	222,860

		400,397

United Kingdom — 23.6%
Abcam PLC(1)	33,217	294,159
Aberdeen Asset Management PLC(1)	239,205	1,158,933
Admiral Group PLC(1)	21,421	505,913
Amlin PLC(1)	154,029	1,210,516
Ashtead Group PLC(1)	31,484	454,049
AVEVA Group PLC#(1)	12,239	405,630
Babcock International Group PLC(1)	57,437	847,146
Bellway PLC(1)	386,983	14,641,972
Betfair Group PLC(1)	21,400	1,074,603
Booker Group PLC(1)	996,087	2,574,669
Britvic PLC(1)	50,285	513,415
Bunzl PLC(1)	371,982	9,845,811
Burberry Group PLC(1)	30,584	658,079
Cairn Energy PLC†(1)	103,805	240,860
Capita PLC(1)	31,270	588,351
Clinigen Group PLC(1)	205,213	2,228,841
Cobham PLC(1)	157,533	675,989
Compass Group PLC(1)	162,867	2,569,167
Croda International PLC(1)	83,320	3,669,777
Derwent London PLC(1)	74,191	4,075,725
Dialog Semiconductor PLC†(1)	49,500	2,371,579
Dignity PLC(1)	203,799	7,556,291
Domino’s Pizza Group PLC(1)	247,044	3,255,342
Electrocomponents PLC(1)	87,398	245,031
Elementis PLC(1)	219,748	793,821
Essentra PLC(1)	53,769	697,684
Exova Group PLC(1)	200,615	534,921
Fevertree Drinks PLC(1)	476,344	3,143,292
Foxtons Group PLC(1)	146,530	537,124
GKN PLC(1)	144,692	640,203
Great Portland Estates PLC(1)	404,658	5,106,605
Halma PLC(1)	408,583	4,702,358
Hargreaves Lansdown PLC(1)	67,274	1,151,198
Howden Joinery Group PLC(1)	684,419	5,014,275
ICAP PLC(1)	119,641	826,764
IG Group Holdings PLC(1)	113,884	1,256,791
IMI PLC(1)	35,939	568,675
Inchcape PLC(1)	65,208	724,484
Intertek Group PLC(1)	48,008	1,863,798
Jardine Lloyd Thompson Group PLC(1)	89,227	1,440,863
John Wood Group PLC(1)	57,685	561,175
Ladbrokes PLC(1)	92,247	140,398
Laird PLC(1)	408,074	2,377,864
Liberty Global PLC, Class A†	10,172	489,477
Liberty Global PLC, Class C†	25,095	1,126,013
LSL Property Services PLC(1)	116,184	590,018

Security Description	Shares/ Principal Amount	Value (Note 2)

United Kingdom (continued)
Meggitt PLC(1)	142,494	$1,035,468
Micro Focus International PLC(1)	117,191	2,342,470
Mitie Group PLC(1)	137,894	626,282
Next PLC(1)	35,712	4,342,929
Pets at Home Group PLC(1)	698,691	3,215,418
Poundland Group PLC(1)	78,531	413,100
Premier Farnell PLC(1)	135,234	270,646
PZ Cussons PLC(1)	24,436	118,344
Rathbone Brothers PLC(1)	52,818	1,760,829
Redrow PLC(1)	252,298	1,861,029
Rightmove PLC(1)	59,339	3,377,561
Rotork PLC(1)	128,680	409,767
RPC Group PLC(1)	299,434	2,993,721
Savills PLC(1)	216,051	2,975,999
Schroders PLC(1)	69,826	3,013,000
Segro PLC(1)	93,430	595,953
Smith & Nephew PLC(1)	51,062	903,777
Smiths Group PLC(1)	20,249	348,288
Spectris PLC(1)	58,309	1,619,132
Spirax-Sarco Engineering PLC(1)	16,815	811,963
Stagecoach Group PLC(1)	421,775	2,343,820
Tate & Lyle PLC(1)	29,493	242,806
Travis Perkins PLC(1)	23,347	727,938
Victrex PLC(1)	28,865	788,543
Virgin Money Holdings UK PLC(1)	488,880	3,178,838
Whitbread PLC(1)	34,766	2,536,944
William Hill PLC(1)	107,614	590,590
Zoopla Property Group PLC*(1)	336,852	1,357,003

		140,751,807

United States — 0.7%
Cognizant Technology Solutions Corp., Class A†	25,220	1,587,347
EPAM Systems, Inc.†	20,927	1,477,655
Gran Tierra Energy, Inc.†	369,066	917,335

		3,982,337

Total Common Stocks
(cost $498,266,281)		575,060,929

EXCHANGE-TRADED FUNDS — 0.5%
United States — 0.5%
iShares MSCI EAFE Small-Cap ETF (cost $2,746,708)	59,300	2,909,258

EQUITY CERTIFICATES — 1.0%
Merrill Lynch — Bajaj Electricals, Ltd.†	269,441	1,030,949
Merrill Lynch — CESC, Ltd.†	95,248	750,736
Merrill Lynch — Shriram Transport Finance Co., Ltd.†	80,918	990,979
Merrill Lynch — Dabur India, Ltd.†	328,288	1,348,462
Merrill Lynch — Federal Bank Ltd.†	1,357,704	1,254,052
Deutsche Bank AG London-MOIL, Ltd.†	255,038	799,164

Total Equity Certificates
(cost $5,956,786)		6,174,342

WARRANTS — 0.0%
Minor International PCL Expires 11/03/2017 (strike price THB 36.36)†	$54,140	4,048
Precious Shipping PCL Expires 06/15/2015 (strike price THB 17.50)†	27,795	2,171

Total Warrants
(cost $0)		6,219

Total Long-Term Investment Securities
(cost $506,969,775)		584,150,748

VALIC Company II International Opportunities Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 5.9%
Registered Investment Companies — 5.9%
State Street Navigator Securities Lending Prime Portfolio 0.21%(2)(6) (cost $34,825,193)	34,825,193	$34,825,193

REPURCHASE AGREEMENTS — 1.5%
Agreement with State Street Bank & Trust Co., bearing interest at 0.00%, dated 08/31/2015, to be repurchased 09/01/2015 in the amount $8,687,000 collateralized by $8,685,000 of United States Treasury Notes, bearing interest at 1.90% due 06/30/2020 and having an approximate value of $8,865,778 (cost $8,687,000)	$8,687,000	8,687,000

TOTAL INVESTMENTS
(cost $550,481,968)(3)	105.3%	627,662,941
Liabilities in excess of other assets	(5.3)	(31,361,649)

NET ASSETS —	100.0%	$596,301,292

#	The security or a portion thereof is out on loan (see Note 2)
†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2015, the aggregate value of these securities was $9,652,439 representing 1.6% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(1)	Security was valued using fair value procedures at August 31, 2015. The aggregate value of these securities was $517,091,400 representing 86.7% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity securities.
(2)	At August 31, 2015, the Fund had loaned securities with a total value of $33,176,743. This was secured by collateral of $34,825,193, which was received in cash and subsequently invested in short-term investments currently valued at $34,825,193 as reported in the Portfolio of Investments. Additional collateral of $44,699 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly, is not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of August 31, 2015
Federal Home Loan Mtg. Corp.	3.50% to 3.50%	11/01/2034 to 12/15/2040	$241
Federal National Mtg. Assoc.	3.00% to 4.00%	01/25/2032 to 02/25/2044	918
Government National Mtg. Assoc.	0.40% to 4.00%	04/20/2039 to 12/16/2052	898
United States Treasury Notes/Bonds	1.38% to 4.75%	02/28/2019 to 02/15/2044	42,642

(3)	See Note 5 for cost of investments on a tax basis.
(4)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(5)	Illiquid security. At August 31, 2015, the aggregate value of these securities was $0 representing 0.0% of net assets.
(6)	The rate shown is the 7-day yield as of August 31, 2015.

ADR—American Depositary Receipt

BR—Bearer Shares

CDI—Chess Depositary Interest

FDR—Federal Depositary Receipt

ISE—Irish Stock Exchange

LSE—London Stock Exchange

NVDR—Non-Voting Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3- Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Bermuda	1,164,248	$10,620,910	$0	$11,785,158
Brazil	4,483,852	—	—	4,483,852
Canada	19,785,715	—	—	19,785,715
Cayman Islands	1,002,024	3,799,822	—	4,801,846
Colombia	335,409	—	—	335,409
Ireland	14,582,687	19,986,496	—	34,569,183
Israel	1,536,720	658,297	—	2,195,017
Mexico	4,192,521	—	—	4,192,521
Netherland	465,421	7,692,177	—	8,157,598
Panama	722,753	—	—	722,753
Thailand	4,100,352	223,042	—	4,323,394
United Kingdom	1,615,490	139,136,317	—	140,751,807
United States	3,982,337	—	—	3,982,337
Other Countries	—	334,974,339	—	334,974,339
Exchange Traded-Funds	2,909,258	—	—	2,909,258
Equity Certificates	—	6,174,342	—	6,174,342
Warrants	6,219	—	—	6,219
Short-Term Investment Securities:
Registered Investment Companies	34,825,193	—	—	34,825,193
Repurchase Agreements	—	8,687,000	—	8,687,000

Total Investments at Value	$95,710,199	$531,952,742	$0	$627,662,941

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $335,294,685 were transferred from Level 1 to Level 2 due to foreign equity securities whose values were previously adjusted for fair value pricing procedures for foreign equity securities. There were no additional material transfers between Levels during the reporting period.

At the beginning and the end of the reporting period Level 3 investments in securities were not considered a material portion of the Fund.

See Notes to Financial Statements

VALIC Company II Large Cap Value Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Medical — Drugs	9.6%
Diversified Banking Institutions	8.9
Oil Companies — Exploration & Production	7.4
Banks — Super Regional	4.2
Insurance — Multi-line	3.9
Beverages — Non-alcoholic	3.2
Food — Misc./Diversified	3.0
Telephone — Integrated	2.8
Insurance — Reinsurance	2.6
Networking Products	2.5
Insurance — Life/Health	2.4
Finance — Investment Banker/Broker	2.3
Retail — Drug Store	2.2
Aerospace/Defense	2.2
Building Products — Cement	2.0
Enterprise Software/Service	2.0
Oil-Field Services	1.6
Web Portals/ISP	1.6
Oil Refining & Marketing	1.5
Aerospace/Defense — Equipment	1.5
Commercial Paper	1.4
Electronic Components — Semiconductors	1.4
Instruments — Controls	1.3
Advertising Agencies	1.3
Cruise Lines	1.2
Medical — Wholesale Drug Distribution	1.2
Agricultural Chemicals	1.1
Medical — HMO	1.1
Brewery	1.0
Real Estate Investment Trusts	1.0
Cosmetics & Toiletries	0.9
Television	0.8
Computers	0.8
Semiconductor Equipment	0.8
Applications Software	0.7
Containers — Paper/Plastic	0.7
Airlines	0.7
Retail — Discount	0.7
Computers — Memory Devices	0.6
Retail — Apparel/Shoe	0.6
Registered Investment Companies	0.6
Multimedia	0.6
Building & Construction Products — Misc.	0.6
Gold Mining	0.6
Pharmacy Services	0.5
Medical Instruments	0.5
Cellular Telecom	0.5
Transport — Rail	0.5
Finance — Mortgage Loan/Banker	0.5
Insurance Brokers	0.5
Electronic Security Devices	0.5
Finance — Credit Card	0.4
Electric — Distribution	0.4
Semiconductor Components — Integrated Circuits	0.4
Insurance — Property/Casualty	0.4
Banks — Commercial	0.4
Instruments — Scientific	0.4
Oil Companies — Integrated	0.4
Retail — Office Supplies	0.4
Medical Labs & Testing Services	0.4
Diversified Operations	0.3
Retail — Catalog Shopping	0.3
Electronic Measurement Instruments	0.3
Non-Hazardous Waste Disposal	0.3
Medical Products	0.3
Food — Wholesale/Distribution	0.3
Pipelines	0.3
Diversified Manufacturing Operations	0.3
Banks — Fiduciary	0.3

Metal Processors & Fabrication	0.2
Electric Products — Misc.	0.2
Time Deposits	0.2
Medical — Generic Drugs	0.2
Computer Services	0.2
Cable/Satellite TV	0.2
Medical — Biomedical/Gene	0.2
Food — Confectionery	0.2

100.5%

*	Calculated as a percentage of net assets.

VALIC Company II Large Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.3%
Advertising Agencies — 1.3%
Interpublic Group of Cos., Inc.	87,107	$1,644,580
Omnicom Group, Inc.	12,381	829,280

		2,473,860

Aerospace/Defense — 2.2%
Northrop Grumman Corp.	12,815	2,098,328
Raytheon Co.	17,668	1,812,030
Rockwell Collins, Inc.	4,000	327,400

		4,237,758

Aerospace/Defense - Equipment — 1.5%
United Technologies Corp.	31,466	2,882,600

Agricultural Chemicals — 1.1%
CF Industries Holdings, Inc.	17,932	1,028,938
Mosaic Co.	26,942	1,100,042

		2,128,980

Airlines — 0.7%
Delta Air Lines, Inc.	31,137	1,363,178

Applications Software — 0.7%
Citrix Systems, Inc.†	9,824	669,112
Microsoft Corp.	18,063	786,102

		1,455,214

Banks - Commercial — 0.4%
CIT Group, Inc.	17,377	754,857

Banks - Fiduciary — 0.3%
State Street Corp.	7,129	512,718

Banks - Super Regional — 4.2%
Capital One Financial Corp.	30,869	2,400,065
Fifth Third Bancorp	54,376	1,083,170
PNC Financial Services Group, Inc.	27,980	2,549,537
US Bancorp	18,877	799,441
Wells Fargo & Co.	23,952	1,277,360

		8,109,573

Beverages - Non-alcoholic — 3.2%
Coca-Cola Enterprises, Inc.	34,950	1,799,575
PepsiCo, Inc.	46,577	4,328,401

		6,127,976

Brewery — 1.0%
Molson Coors Brewing Co., Class B	28,729	1,956,158

Building & Construction Products - Misc. — 0.6%
Owens Corning	24,522	1,086,079

Building Products - Cement — 2.0%
Martin Marietta Materials, Inc.	8,516	1,428,985
Vulcan Materials Co.	26,096	2,443,107

		3,872,092

Cable/Satellite TV — 0.2%
Comcast Corp., Class A	5,633	317,307

Cellular Telecom — 0.5%
Vodafone Group PLC ADR	29,803	1,027,607

Computer Services — 0.2%
Accenture PLC, Class A	3,412	321,649

Computers — 0.8%
Apple, Inc.	6,352	716,252
Hewlett-Packard Co.	31,338	879,344

		1,595,596

Security Description	Shares	Value (Note 2)

Computers - Memory Devices — 0.6%
EMC Corp.	49,762	$1,237,581

Containers - Paper/Plastic — 0.7%
Packaging Corp. of America	20,890	1,401,928

Cosmetics & Toiletries — 0.9%
Procter & Gamble Co.	24,664	1,743,005

Cruise Lines — 1.2%
Carnival Corp.	47,983	2,362,203

Diversified Banking Institutions — 8.9%
Citigroup, Inc.	111,296	5,952,110
Goldman Sachs Group, Inc.	7,604	1,434,115
JPMorgan Chase & Co.	108,621	6,962,606
Morgan Stanley	81,303	2,800,888

		17,149,719

Diversified Manufacturing Operations — 0.3%
General Electric Co.	21,632	536,906

Diversified Operations — 0.3%
Leucadia National Corp.	31,629	678,758

Electric Products - Misc. — 0.2%
Emerson Electric Co.	9,329	445,180

Electric - Distribution — 0.4%
PPL Corp.	25,197	780,855

Electronic Components - Semiconductors — 1.4%
Microchip Technology, Inc.#	26,599	1,130,458
Texas Instruments, Inc.	32,799	1,569,104

		2,699,562

Electronic Measurement Instruments — 0.3%
Agilent Technologies, Inc.	18,065	655,940

Electronic Security Devices — 0.5%
Tyco International PLC	24,974	906,306

Enterprise Software/Service — 2.0%
Oracle Corp.	103,837	3,851,314

Finance - Credit Card — 0.4%
American Express Co.	5,456	418,584
Discover Financial Services	8,041	432,043

		850,627

Finance - Investment Banker/Broker — 2.3%
Charles Schwab Corp.	50,265	1,527,051
E*TRADE Financial Corp.†	60,171	1,581,895
TD Ameritrade Holding Corp.	40,206	1,345,293

		4,454,239

Finance - Mortgage Loan/Banker — 0.5%
FNF Group	28,001	1,019,516

Food - Confectionery — 0.2%
Hershey Co.	3,370	301,682

Food - Misc./Diversified — 3.0%
ConAgra Foods, Inc.	36,244	1,510,650
General Mills, Inc.	7,178	407,423
Kellogg Co.	27,163	1,800,364
Mondelez International, Inc., Class A	33,955	1,438,334
Unilever PLC ADR	14,000	564,340

		5,721,111

Food - Wholesale/Distribution — 0.3%
Sysco Corp.	15,263	608,536

VALIC Company II Large Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Gold Mining — 0.6%
Newmont Mining Corp.	63,066	$1,076,537

Instruments - Controls — 1.3%
Honeywell International, Inc.	25,790	2,560,173

Instruments - Scientific — 0.4%
Thermo Fisher Scientific, Inc.	6,000	752,220

Insurance Brokers — 0.5%
Marsh & McLennan Cos., Inc.	16,893	907,661

Insurance - Life/Health — 2.4%
Prudential Financial, Inc.	57,619	4,649,853

Insurance - Multi-line — 3.9%
ACE, Ltd.	13,640	1,393,462
Allstate Corp.	9,145	532,971
Hartford Financial Services Group, Inc.	41,118	1,889,372
MetLife, Inc.	17,400	871,740
Voya Financial, Inc.	68,640	2,957,011

		7,644,556

Insurance - Property/Casualty — 0.4%
Chubb Corp.	6,397	772,822

Insurance - Reinsurance — 2.6%
Berkshire Hathaway, Inc., Class B†	37,270	4,995,671

Medical Instruments — 0.5%
Boston Scientific Corp.†	61,948	1,037,010

Medical Labs & Testing Services — 0.4%
Laboratory Corp. of America Holdings†	5,883	693,076

Medical Products — 0.3%
Stryker Corp.	6,436	634,911

Medical - Biomedical/Gene — 0.2%
Amgen, Inc.	1,995	302,801

Medical - Drugs — 9.6%
AbbVie, Inc.	22,490	1,403,601
Baxalta, Inc.	9,955	349,918
Bristol-Myers Squibb Co.	16,577	985,834
Eli Lilly & Co.	25,256	2,079,832
Johnson & Johnson	15,191	1,427,650
Merck & Co., Inc.	91,090	4,905,196
Novartis AG ADR	12,351	1,200,764
Pfizer, Inc.	172,868	5,569,807
Zoetis, Inc.	13,580	609,335

		18,531,937

Medical - Generic Drugs — 0.2%
Teva Pharmaceutical Industries, Ltd. ADR	5,193	334,481

Medical - HMO — 1.1%
Anthem, Inc.	7,394	1,042,923
UnitedHealth Group, Inc.	8,854	1,024,408

		2,067,331

Medical - Wholesale Drug Distribution — 1.2%
Cardinal Health, Inc.	20,785	1,709,982
McKesson Corp.	2,766	546,506

		2,256,488

Metal Processors & Fabrication — 0.2%
Precision Castparts Corp.	1,944	447,606

Multimedia — 0.6%
Time Warner, Inc.	11,612	825,613
Walt Disney Co.	3,179	323,877

		1,149,490

Security Description	Shares	Value (Note 2)

Networking Products — 2.5%
Cisco Systems, Inc.	189,927	$4,915,311

Non-Hazardous Waste Disposal — 0.3%
Republic Services, Inc.	15,543	636,952

Oil Companies - Exploration & Production — 7.4%
Anadarko Petroleum Corp.	26,012	1,861,939
Cimarex Energy Co.	5,415	598,412
EOG Resources, Inc.	51,021	3,995,454
Occidental Petroleum Corp.	108,594	7,928,448

		14,384,253

Oil Companies - Integrated — 0.4%
Chevron Corp.	3,221	260,869
Royal Dutch Shell PLC ADR	9,017	477,179

		738,048

Oil Refining & Marketing — 1.5%
Phillips 66	37,722	2,982,679

Oil-Field Services — 1.6%
Schlumberger, Ltd.	40,700	3,148,959

Pharmacy Services — 0.5%
Express Scripts Holding Co.†	12,468	1,042,325

Pipelines — 0.3%
Enterprise Products Partners LP	19,952	560,851

Real Estate Investment Trusts — 1.0%
AvalonBay Communities, Inc.	2,495	411,825
Communications Sales & Leasing, Inc†.	49,186	988,639
Weyerhaeuser Co.	19,230	537,286

		1,937,750

Retail - Apparel/Shoe — 0.6%
PVH Corp.	10,023	1,192,537

Retail - Catalog Shopping — 0.3%
Liberty Interactive Corp., Class A†	24,773	669,862

Retail - Discount — 0.7%
Target Corp.	6,509	505,815
Wal-Mart Stores, Inc.	12,006	777,148

		1,282,963

Retail - Drug Store — 2.2%
CVS Health Corp.	33,408	3,420,979
Rite Aid Corp.†	109,646	904,580

		4,325,559

Retail - Office Supplies — 0.4%
Staples, Inc.	51,551	732,540

Semiconductor Components - Integrated Circuits — 0.4%
Analog Devices, Inc.	7,715	430,960
QUALCOMM, Inc.	6,171	349,155

		780,115

Semiconductor Equipment — 0.8%
Applied Materials, Inc.	90,726	1,459,328

Telephone - Integrated — 2.8%
AT&T, Inc.	107,108	3,555,986
Verizon Communications, Inc.	39,836	1,832,854

		5,388,840

Television — 0.8%
CBS Corp., Class B	35,375	1,600,365

VALIC Company II Large Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)
Transport - Rail — 0.5%
CSX Corp.	20,147	$551,625
Union Pacific Corp.	5,535	474,571

		1,026,196

Web Portals/ISP — 1.6%
Google, Inc., Class A†	4,697	3,042,811

Total Long-Term Investment Securities
(cost $178,011,389)		190,291,038

SHORT-TERM INVESTMENT SECURITIES — 2.2%
Commercial Paper — 1.4%
BNP Paribas SA NY 1.78% due 09/01/2015	$2,700,000	2,700,000

Registered Investment Companies — 0.6%
State Street Navigator Securities Lending Prime Portfolio 0.21%(1)(2)	1,177,006	1,177,006

Time Deposits — 0.2%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 09/01/2015	405,000	405,000

Total Short-Term Investment Securities
(cost $4,282,006)		4,282,006

TOTAL INVESTMENTS
(cost $182,293,395)(3)	100.5%	194,573,044
Liabilities in excess of other assets	(0.5)	(971,082)

NET ASSETS	100.0%	$193,601,962

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2)
(1)	At August 31, 2015, the Fund had loaned securities with a total value of $1,130,458. This was secured by collateral of $1,177,006, which was received in cash and subsequently invested in short-term investments currently valued at $1,177,006 as reported in the Portfolio of Investments.
(2)	The rate shown is the 7-day yield as of August 31, 2015.
(3)	See Note 5 for cost of investments on a tax basis.

ADR—American Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$190,291,038	$—	$—	$190,291,038
Short-Term Investment Securities:
Registered Investment Companies	1,177,006	—	—	1,177,006
Other Short-Term Investment Securities	—	3,105,000	—	3,105,000

Total Investments at Value	$191,468,044	$3,105,000	$—	$194,573,044

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

VALIC Company II Mid Cap Growth Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Commercial Services — Finance	5.8%
Commercial Services	5.3
Medical — Biomedical/Gene	5.2
Applications Software	3.4
Medical — Drugs	3.3
Apparel Manufacturers	2.9
Building — Heavy Construction	2.8
Auto/Truck Parts & Equipment — Original	2.7
Electronic Security Devices	2.7
Retail — Apparel/Shoe	2.7
Registered Investment Companies	2.6
Retail — Restaurants	2.5
Beverages — Wine/Spirits	2.3
Diversified Manufacturing Operations	2.3
Machinery — General Industrial	2.0
Computer Software	2.0
Athletic Equipment	2.0
Finance — Other Services	1.9
Finance — Credit Card	1.9
Hotels/Motels	1.8
Electronic Components — Semiconductors	1.8
Theaters	1.7
Diagnostic Kits	1.7
Networking Products	1.7
Entertainment Software	1.7
Real Estate Management/Services	1.7
Consulting Services	1.7
Coatings/Paint	1.6
Medical Instruments	1.5
Telecom Services	1.5
Distribution/Wholesale	1.4
Physicians Practice Management	1.4
Enterprise Software/Service	1.3
Transport — Truck	1.3
Internet Content — Information/News	1.3
Airlines	1.3
Food — Retail	1.3
Cruise Lines	1.3
Lighting Products & Systems	1.3
Cable/Satellite TV	1.2
Veterinary Diagnostics	1.2
Finance — Investment Banker/Broker	1.2
Retail — Arts & Crafts	1.2
Retail — Automobile	1.2
Dental Supplies & Equipment	1.2
Building Products — Cement	1.2
Resorts/Theme Parks	1.1
Medical — Hospitals	1.0
Audio/Video Products	1.0
Shipbuilding	1.0
Repurchase Agreements	0.9
Industrial Automated/Robotic	0.8
Computer Services	0.8
Oil Companies — Exploration & Production	0.7
Auto — Cars/Light Trucks	0.5
Building & Construction Products — Misc.	0.4

103.2%

*	Calculated as a percentage of net assets

VALIC Company II Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 99.7%
Airlines — 1.3%
Delta Air Lines, Inc.	44,520	$1,949,086

Apparel Manufacturers — 2.9%
Columbia Sportswear Co.	32,009	1,964,392
Under Armour, Inc., Class A†	25,360	2,422,641

		4,387,033

Applications Software — 3.4%
ServiceNow, Inc.†	35,990	2,553,851
Tableau Software, Inc., Class A†	28,030	2,639,585

		5,193,436

Athletic Equipment — 2.0%
Jarden Corp.†	59,170	3,037,788

Audio/Video Products — 1.0%
Harman International Industries, Inc.	15,950	1,558,953

Auto - Cars/Light Trucks — 0.5%
Tesla Motors, Inc.†#	3,200	796,992

Auto/Truck Parts & Equipment - Original — 2.7%
Delphi Automotive PLC	35,620	2,690,023
WABCO Holdings, Inc.†	13,270	1,530,296

		4,220,319

Beverages - Wine/Spirits — 2.3%
Constellation Brands, Inc., Class A	27,740	3,550,720

Building & Construction Products - Misc. — 0.4%
Builders FirstSource, Inc.†	40,287	596,650

Building Products - Cement — 1.2%
Vulcan Materials Co.	19,110	1,789,078

Building - Heavy Construction — 2.8%
SBA Communications Corp., Class A†	36,930	4,365,126

Cable/Satellite TV — 1.2%
Liberty Global PLC, Class C†	42,480	1,906,078

Coatings/Paint — 1.6%
Axalta Coating Systems, Ltd.†	86,012	2,510,690

Commercial Services — 5.3%
Aramark	60,370	1,891,996
CoStar Group, Inc.†	16,161	2,861,143
ServiceMaster Global Holdings, Inc.†	99,003	3,482,926

		8,236,065

Commercial Services - Finance — 5.8%
McGraw Hill Financial, Inc.	40,220	3,900,938
SEI Investments Co.	54,590	2,761,162
Vantiv, Inc., Class A†	52,710	2,321,348

		8,983,448

Computer Services — 0.8%
EPAM Systems, Inc.†	16,753	1,182,929

Computer Software — 2.0%
Akamai Technologies, Inc.†	42,610	3,038,519

Consulting Services — 1.7%
Verisk Analytics, Inc.†	35,501	2,594,413

Cruise Lines — 1.3%
Norwegian Cruise Line Holdings, Ltd.†	33,450	1,926,720

Dental Supplies & Equipment — 1.2%
Align Technology, Inc.†	32,500	1,839,500

Diagnostic Kits — 1.7%
Alere, Inc.†	51,610	2,682,172

Security Description	Shares	Value (Note 2)

Distribution/Wholesale — 1.4%
HD Supply Holdings, Inc.†	67,065	$2,213,145

Diversified Manufacturing Operations — 2.3%
Carlisle Cos., Inc.	34,850	3,509,395

Electronic Components-Semiconductors — 1.8%
Ambarella, Inc.†#	14,930	1,427,756
Avago Technologies, Ltd.	10,690	1,346,619

		2,774,375

Electronic Security Devices — 2.7%
Allegion PLC	39,010	2,325,386
TASER International, Inc.†#	77,510	1,813,734

		4,139,120

Enterprise Software/Service — 1.3%
Workday, Inc., Class A†	29,390	2,064,941

Entertainment Software — 1.7%
Electronic Arts, Inc.†	39,370	2,604,326

Finance - Credit Card — 1.9%
Alliance Data Systems Corp.†	11,160	2,870,240

Finance - Investment Banker/Broker — 1.2%
Raymond James Financial, Inc.	35,160	1,863,128

Finance - Other Services — 1.9%
Intercontinental Exchange, Inc.	12,730	2,907,659

Food - Retail — 1.3%
Kroger Co.	56,100	1,935,450

Hotels/Motels — 1.8%
Hilton Worldwide Holdings, Inc.	112,879	2,802,786

Industrial Automated/Robotic — 0.8%
Cognex Corp.	36,450	1,296,162

Internet Content - Information/News — 1.3%
LinkedIn Corp., Class A†	11,370	2,053,422

Lighting Products & Systems — 1.3%
Acuity Brands, Inc.	9,880	1,925,316

Machinery - General Industrial — 2.0%
Wabtec Corp.	32,690	3,130,394

Medical Instruments — 1.5%
Edwards Lifesciences Corp.†	16,860	2,375,237

Medical - Biomedical/Gene — 5.2%
Alnylam Pharmaceuticals, Inc.†	9,550	982,790
BioMarin Pharmaceutical, Inc.†	19,620	2,535,689
Incyte Corp.†	18,770	2,180,886
Medivation, Inc.†	12,560	1,106,034
Vertex Pharmaceuticals, Inc.†	9,460	1,206,339

		8,011,738

Medical - Drugs — 3.3%
Endo International PLC†	27,360	2,106,720
Zoetis, Inc.	67,280	3,018,854

		5,125,574

Medical - Hospitals — 1.0%
Community Health Systems, Inc.†	29,240	1,570,188

Networking Products — 1.7%
Palo Alto Networks, Inc.†	16,100	2,643,942

Oil Companies-Exploration & Production — 0.7%
Diamondback Energy, Inc.†	16,090	1,098,786

Physicians Practice Management — 1.4%
Envision Healthcare Holdings, Inc.†	53,094	2,175,261

VALIC Company II Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Real Estate Management/Services — 1.7%
CBRE Group, Inc., Class A†	81,160	$2,598,743

Resort/Theme Parks — 1.1%
Vail Resorts, Inc.	16,040	1,730,876

Retail - Apparel/Shoe — 2.7%
lululemon athletica, Inc.†	32,440	2,076,484
Men’s Wearhouse, Inc.	35,793	2,020,515

		4,096,999

Retail - Arts & Crafts — 1.2%
Michaels Cos., Inc.†	70,296	1,842,458

Retail - Automobile — 1.2%
Lithia Motors, Inc., Class A	17,280	1,842,048

Retail - Restaurants — 2.5%
Chipotle Mexican Grill, Inc.†	2,840	2,016,428
Dave & Buster’s Entertainment, Inc.†	51,170	1,762,295

		3,778,723

Shipbuilding — 1.0%
Huntington Ingalls Industries, Inc.	13,370	1,505,195

Telecom Services — 1.5%
Level 3 Communications, Inc.†	50,920	2,277,652

Theaters — 1.7%
Cinemark Holdings, Inc.	75,580	2,686,869

Transport - Truck — 1.3%
Old Dominion Freight Line, Inc.†	31,050	2,064,515

Veterinary Diagnostics — 1.2%
VCA, Inc.†	34,120	1,889,566

Total Long-Term Investment Securities
(cost $144,600,554)		153,749,944

Security Description	Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES — 2.6%
Registered Investment Companies — 2.6%
State Street Navigator Securities Lending Prime Portfolio 0.21%(1)(3) (cost $4,036,052)	4,036,052	$4,036,052

REPURCHASE AGREEMENTS — 0.9%
Agreement with State Street Bank & Trust Co., bearing interest at 0.00%, dated 08/31/2015, to be repurchased 09/01/2015 in the amount $1,405,000 collateralized by $1,405,000 of United States Treasury Notes, bearing interest at 1.88% due 06/30/2020 and having an approximate value of $1,434,245 (cost $1,405,000)	$1,405,000	1,405,000

TOTAL INVESTMENTS
(cost $150,041,606)(2)	103.2%	159,190,996
Liabilities in excess of other assets	(3.2)	(4,900,004)

NET ASSETS	100.0%	$154,290,992

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2)
(1)	At August 31, 2015, the Fund had loaned securities with a total value of $3,921,108. This was secured by collateral of $4,036,052, which was received in cash and subsequently invested in short-term investments currently valued at $4,036,052 as reported in the Portfolio of Investments.
(2)	See Note 5 for cost of investments on a tax basis.
(3)	The rate shown is the 7-day yield as of August 31, 2015.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$153,749,944	$—	$—	$153,749,944
Short-Term Investment Securities	4,036,052	—	—	4,036,052
Repurchase Agreements	—	1,405,000	—	1,405,000

Total Investments at Value	$157,785,996	$1,405,000	$—	$159,190,996

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

VALIC Company II Mid Cap Value Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Real Estate Investment Trusts	8.1%
Banks — Commercial	4.9
Electric — Integrated	4.9
Oil Companies — Exploration & Production	4.4
Commercial Services — Finance	2.9
Banks — Super Regional	2.8
Registered Investment Companies	2.7
Insurance — Life/Health	2.6
Aerospace/Defense — Equipment	2.4
Electronic Components — Semiconductors	2.4
Diversified Manufacturing Operations	2.3
Finance — Investment Banker/Broker	2.0
Building — Residential/Commercial	2.0
Insurance — Reinsurance	2.0
Medical — Drugs	1.9
Containers — Paper/Plastic	1.8
Home Decoration Products	1.8
Electronic Parts Distribution	1.8
Insurance — Multi-line	1.7
Human Resources	1.5
Power Converter/Supply Equipment	1.5
Chemicals — Specialty	1.4
Computers — Memory Devices	1.4
Insurance — Property/Casualty	1.4
Entertainment Software	1.3
Insurance Brokers	1.3
Auto/Truck Parts & Equipment — Original	1.2
Consulting Services	1.2
Distribution/Wholesale	1.1
Applications Software	1.1
Oil Refining & Marketing	1.0
Finance — Credit Card	1.0
Retail — Apparel/Shoe	0.9
Advertising Agencies	0.9
Gas — Distribution	0.9
Medical Labs & Testing Services	0.9
Cruise Lines	0.9
Computer Services	0.9
Medical Instruments	0.9
Medical Products	0.9
Repurchase Agreements	0.9
E-Commerce/Services	0.9
Electronic Components — Misc.	0.8
Aerospace/Defense	0.8
Food — Misc./Diversified	0.8
Building & Construction Products — Misc.	0.8
Chemicals — Diversified	0.7
Beverages — Wine/Spirits	0.7
Shipbuilding	0.7
Containers — Metal/Glass	0.7
Telecommunication Equipment	0.7
Medical — Wholesale Drug Distribution	0.6
Real Estate Operations & Development	0.6
Multimedia	0.6
Athletic Equipment	0.6
Data Processing/Management	0.6
Building Products — Wood	0.6
Retirement/Aged Care	0.6
Instruments — Controls	0.5
Tools — Hand Held	0.5
Decision Support Software	0.5
Coatings/Paint	0.5
Apparel Manufacturers	0.5
Finance — Consumer Loans	0.4
Recreational Vehicles	0.4
Computers — Periphery Equipment	0.4
Wireless Equipment	0.4
Banks — Fiduciary	0.4
Finance — Auto Loans	0.4

Research & Development	0.4
Building Products — Doors & Windows	0.3
Office Supplies & Forms	0.3
Semiconductor Components — Integrated Circuits	0.3
Beverages — Non-alcoholic	0.3
Transport — Rail	0.3
Airlines	0.3
Savings & Loans/Thrifts	0.3
Paper & Related Products	0.3
Food — Meat Products	0.2
Electric — Distribution	0.2
Motorcycle/Motor Scooter	0.2
Rubber — Tires	0.2
Engineering/R&D Services	0.2
Dialysis Centers	0.2
Consumer Products — Misc.	0.2
Chemicals — Plastics	0.2
Retail — Regional Department Stores	0.2
Metal Processors & Fabrication	0.2
Television	0.2
Steel — Producers	0.1
Theaters	0.1

101.8%

*	Calculated as a percentage of net assets.

VALIC Company II Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.2%
Advertising Agencies — 0.9%
Interpublic Group of Cos., Inc.	251,100	$4,740,768
Omnicom Group, Inc.	59,076	3,956,910

		8,697,678

Aerospace/Defense — 0.8%
Esterline Technologies Corp.†	65,636	5,363,118
Raytheon Co.	22,595	2,317,343

		7,680,461

Aerospace/Defense - Equipment — 2.4%
Curtiss-Wright Corp.	105,235	6,914,992
Harris Corp.	58,557	4,498,348
Moog, Inc., Class A†	104,868	6,617,171
Orbital ATK, Inc.	61,169	4,631,105

		22,661,616

Airlines — 0.3%
Delta Air Lines, Inc.	55,247	2,418,714

Apparel Manufacturers — 0.5%
Global Brands Group Holding, Ltd.†(4)	24,042,000	4,537,447

Applications Software — 1.1%
Check Point Software Technologies, Ltd.†	24,500	1,911,245
Verint Systems, Inc.†	151,757	8,093,201

		10,004,446

Athletic Equipment — 0.6%
Performance Sports Group Ltd†	425,200	5,519,096

Auto/Truck Parts & Equipment - Original — 1.2%
Lear Corp.	67,162	6,903,582
Tenneco, Inc.†	48,616	2,287,383
WABCO Holdings, Inc.†	20,556	2,370,518

		11,561,483

Banks - Commercial — 4.9%
BankUnited, Inc.	218,774	7,797,105
BB&T Corp.	165,656	6,116,020
CIT Group, Inc.	120,900	5,251,896
East West Bancorp, Inc.	124,546	5,032,904
IBERIABANK Corp.	109,878	6,691,570
South State Corp.	67,900	5,102,685
Zions Bancorporation	337,293	9,781,497

		45,773,677

Banks - Fiduciary — 0.4%
State Street Corp.	47,484	3,415,049

Banks - Super Regional — 2.8%
Comerica, Inc.	193,621	8,519,324
Fifth Third Bancorp	336,756	6,708,180
Huntington Bancshares, Inc.	499,395	5,448,399
SunTrust Banks, Inc.	124,497	5,025,944

		25,701,847

Beverages - Non-alcoholic — 0.3%
Coca-Cola Enterprises, Inc.	50,328	2,591,389

Beverages - Wine/Spirits — 0.7%
Constellation Brands, Inc., Class A	48,535	6,212,480
Treasury Wine Estates, Ltd.#(4)	146,023	615,307

		6,827,787

Building & Construction Products - Misc. — 0.8%
Louisiana-Pacific Corp.†	426,190	7,006,564

Building Products - Doors & Windows — 0.3%
Sanwa Holdings Corp(4)	376,300	2,863,176

Security Description	Shares	Value (Note 2)

Building Products - Wood — 0.6%
Masco Corp.	205,311	$5,385,308

Building - Residential/Commercial — 2.0%
D.R. Horton, Inc.	164,400	4,992,828
Lennar Corp., Class A	154,453	7,861,658
PulteGroup, Inc.	108,300	2,240,727
Toll Brothers, Inc.†	91,769	3,392,700

		18,487,913

Chemicals - Diversified — 0.7%
Celanese Corp., Series A	63,754	3,866,043
Huntsman Corp.	182,500	3,016,725

		6,882,768

Chemicals - Plastics — 0.2%
PolyOne Corp.	50,473	1,638,858

Chemicals - Specialty — 1.4%
Cabot Corp.	128,500	4,352,295
Methanex Corp.	211,849	8,634,965

		12,987,260

Coatings/Paint — 0.5%
Valspar Corp.	62,435	4,576,486

Commercial Services - Finance — 2.9%
Equifax, Inc.	65,901	6,451,708
Global Payments, Inc.	23,368	2,602,962
H&R Block, Inc.	128,564	4,373,747
McGraw Hill Financial, Inc.	32,707	3,172,252
Moody’s Corp.	24,486	2,505,163
SEI Investments Co.	81,818	4,138,354
Total System Services, Inc.	76,264	3,495,179

		26,739,365

Computer Services — 0.9%
Amdocs, Ltd.	148,432	8,491,795

Computers - Memory Devices — 1.4%
Brocade Communications Systems, Inc.	104,988	1,118,122
Seagate Technology PLC#	53,263	2,737,718
Western Digital Corp.	109,915	9,008,634

		12,864,474

Computers - Periphery Equipment — 0.4%
Synaptics, Inc.†	51,900	3,637,671

Consulting Services — 1.2%
Booz Allen Hamilton Holding Corp.	191,900	5,123,730
Towers Watson & Co., Class A	50,984	6,053,330

		11,177,060

Consumer Products - Misc. — 0.2%
Samsonite International SA(4)	530,700	1,650,125

Containers - Metal/Glass — 0.7%
Crown Holdings, Inc.†	125,836	6,237,691

Containers - Paper/Plastic — 1.8%
Bemis Co., Inc.	97,500	4,135,950
Graphic Packaging Holding Co.	599,469	8,452,513
Packaging Corp. of America	67,031	4,498,450

		17,086,913

Cruise Lines — 0.9%
Norwegian Cruise Line Holdings, Ltd.†	147,814	8,514,086

Data Processing/Management — 0.6%
Fidelity National Information Services, Inc.	79,103	5,462,853

Decision Support Software — 0.5%
MSCI, Inc.	76,300	4,617,676

VALIC Company II Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Dialysis Centers — 0.2%
DaVita HealthCare Partners, Inc.†	24,154	$1,827,009

Distribution/Wholesale — 1.1%
Rexel SA(4)	227,389	3,484,429
WESCO International, Inc.†#	119,966	6,714,497

		10,198,926

Diversified Manufacturing Operations — 2.3%
Barnes Group, Inc.	229,614	8,869,989
Carlisle Cos., Inc.	30,847	3,106,293
Ingersoll-Rand PLC	64,483	3,565,265
Parker-Hannifin Corp.#	38,239	4,116,810
Textron, Inc.	49,976	1,939,069

		21,597,426

E-Commerce/Services — 0.9%
Expedia, Inc.	57,666	6,631,014
IAC/InterActiveCorp	19,954	1,392,789

		8,023,803

Electric - Distribution — 0.2%
PG&E Corp.	44,050	2,183,999

Electric - Integrated — 4.9%
AES Corp.	285,067	3,420,804
Alliant Energy Corp.	136,992	7,763,337
Ameren Corp.	60,655	2,443,790
American Electric Power Co., Inc.	108,377	5,883,787
Edison International	96,140	5,622,267
FirstEnergy Corp.	46,268	1,478,725
Great Plains Energy, Inc.	271,224	6,758,902
Portland General Electric Co.	180,000	6,217,200
Westar Energy, Inc.	154,490	5,646,610

		45,235,422

Electronic Components - Misc. — 0.8%
Flextronics International, Ltd.†	174,027	1,829,024
Jabil Circuit, Inc.	181,138	3,505,020
TE Connectivity, Ltd.	41,739	2,474,705

		7,808,749

Electronic Components - Semiconductors — 2.4%
Avago Technologies, Ltd.	38,548	4,855,891
Microsemi Corp.†	367,074	11,658,270
ON Semiconductor Corp.†	141,205	1,349,214
Qorvo, Inc.†	84,723	4,702,974

		22,566,349

Electronic Parts Distribution — 1.8%
Arrow Electronics, Inc.†	234,078	13,089,642
Avnet, Inc.	86,200	3,654,880

		16,744,522

Engineering/R&D Services — 0.2%
Fluor Corp.	40,223	1,834,973

Entertainment Software — 1.3%
Activision Blizzard, Inc.	317,840	9,099,759
NetEase, Inc. ADR	23,820	2,648,308

		11,748,067

Finance - Auto Loans — 0.4%
Ally Financial, Inc.†	154,923	3,386,617

Finance - Consumer Loans — 0.4%
Navient Corp.	171,112	2,188,522
SLM Corp.†	201,810	1,711,349

		3,899,871

Security Description	Shares	Value (Note 2)

Finance - Credit Card — 1.0%
Alliance Data Systems Corp.†	14,098	$3,625,864
Discover Financial Services	102,301	5,496,633

		9,122,497

Finance - Investment Banker/Broker — 2.0%
Charles Schwab Corp.	79,942	2,428,638
Raymond James Financial, Inc.	136,841	7,251,205
TD Ameritrade Holding Corp.	263,879	8,829,391

		18,509,234

Finance - Other Services — 0.0%
Solar Cayman, Ltd.†*(5)(6)	120,200	8,414

Food - Meat Products — 0.2%
Tyson Foods, Inc., Class A	53,351	2,255,680

Food - Misc./Diversified — 0.8%
Ingredion, Inc.	81,300	7,019,442

Gas - Distribution — 0.9%
UGI Corp.	251,356	8,566,212

Home Decoration Products — 1.8%
Newell Rubbermaid, Inc.	400,500	16,873,065

Human Resources — 1.5%
ManpowerGroup, Inc.	60,950	5,296,555
Robert Half International, Inc.	171,319	8,742,409

		14,038,964

Instruments - Controls — 0.5%
Sensata Technologies Holding NV†	102,900	4,877,460

Insurance Brokers — 1.3%
Aon PLC	69,909	6,532,297
Marsh & McLennan Cos., Inc.	96,333	5,175,972

		11,708,269

Insurance - Life/Health — 2.6%
CNO Financial Group, Inc.	219,700	3,930,433
Symetra Financial Corp.	97,204	3,059,010
Torchmark Corp.	64,983	3,798,906
Unum Group	405,228	13,591,347

		24,379,696

Insurance - Multi-line — 1.7%
Allstate Corp.	33,052	1,926,270
Loews Corp.	69,275	2,525,074
XL Group PLC	299,566	11,170,816

		15,622,160

Insurance - Property/Casualty — 1.4%
Alleghany Corp.†	9,647	4,532,064
Hanover Insurance Group, Inc.	66,400	5,238,960
WR Berkley Corp.	50,917	2,763,775

		12,534,799

Insurance - Reinsurance — 2.0%
Argo Group International Holdings, Ltd.	95,730	5,358,965
Reinsurance Group of America, Inc.	141,976	12,902,779

		18,261,744

Medical Instruments — 0.9%
Boston Scientific Corp.†	204,995	3,431,616
Bruker Corp.†	86,391	1,587,867
St. Jude Medical, Inc.	48,298	3,419,981

		8,439,464

VALIC Company II Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Medical Labs & Testing Services — 0.9%
ICON PLC†	66,337	$5,107,949
Laboratory Corp. of America Holdings†	29,001	3,416,608

		8,524,557

Medical Products — 0.9%
Becton Dickinson and Co.	20,946	2,953,805
Zimmer Biomet Holdings, Inc.	49,964	5,174,272

		8,128,077

Medical - Drugs — 1.9%
Almirall SA(4)	365,065	7,149,914
Ono Pharmaceutical Co., Ltd.#(4)	67,700	8,618,273
UCB SA(4)	23,927	1,804,348

		17,572,535

Medical - Wholesale Drug Distribution — 0.6%
Cardinal Health, Inc.	70,409	5,792,548

Metal Processors & Fabrication — 0.2%
Timken Co.	48,589	1,542,701

Motorcycle/Motor Scooter — 0.2%
Harley-Davidson, Inc.	35,780	2,005,469

Multimedia — 0.6%
Markit Ltd†	69,000	1,972,020
Quebecor, Inc., Class B#	177,000	3,794,010

		5,766,030

Office Supplies & Forms — 0.3%
Avery Dennison Corp.	45,824	2,661,458

Oil Companies - Exploration & Production — 4.4%
Cobalt International Energy, Inc.†	409,865	3,283,019
Diamondback Energy, Inc.†	187,807	12,825,340
Energen Corp.	140,682	7,315,464
EQT Corp.	39,326	3,060,349
Kosmos Energy, Ltd.†	142,967	1,000,769
Newfield Exploration Co.†	161,227	5,370,471
Parsley Energy, Inc., Class A†	108,191	1,860,885
QEP Resources, Inc.	262,240	3,681,850
Rice Energy, Inc.†	72,155	1,403,415
RSP Permian, Inc.†	59,573	1,426,178

		41,227,740

Oil Refining & Marketing — 1.0%
HollyFrontier Corp.	69,400	3,252,084
Marathon Petroleum Corp.	85,219	4,031,711
Western Refining, Inc.	49,358	2,123,381

		9,407,176

Oil-Field Services — 0.0%
Trican Well Service, Ltd.†	266,800	373,147

Paper & Related Products — 0.3%
International Paper Co.	54,963	2,371,104

Power Converter/Supply Equipment — 1.5%
Generac Holdings, Inc.†#	144,500	4,467,940
Hubbell, Inc., Class B	93,261	9,202,063

		13,670,003

Real Estate Investment Trusts — 8.1%
American Assets Trust, Inc.	189,235	7,289,332
American Homes 4 Rent, Class A	144,028	2,301,567
Blackstone Mortgage Trust, Inc., Class A	216,600	5,997,654
Boston Properties, Inc.	62,975	7,140,105
Douglas Emmett, Inc.	80,839	2,233,582
Equity LifeStyle Properties, Inc.	138,000	7,694,880

Security Description	Shares/ Principal Amount	Value (Note 2)

Real Estate Investment Trusts (continued)
Equity Residential	90,017	$6,413,711
Essex Property Trust, Inc.	19,974	4,286,820
Extra Space Storage, Inc.	109,400	8,038,712
Kilroy Realty Corp.	38,760	2,513,974
Kimco Realty Corp.	168,395	3,881,505
LaSalle Hotel Properties	54,833	1,725,046
PS Business Parks, Inc.	21,300	1,554,048
Regency Centers Corp.	80,112	4,751,443
SL Green Realty Corp.	93,455	9,673,527

		75,495,906

Real Estate Operations & Development — 0.6%
Forest City Enterprises, Inc., Class A†	267,955	5,769,071

Recreational Vehicles — 0.4%
Brunswick Corp.	76,779	3,816,684

Research & Development — 0.4%
WuXi PharmaTech Cayman, Inc. ADR†	79,600	3,363,896

Retail - Apparel/Shoe — 0.9%
DSW, Inc., Class A	217,700	6,463,513
Foot Locker, Inc.	32,000	2,265,280

		8,728,793

Retail - Regional Department Stores — 0.2%
Macy’s, Inc.	27,225	1,595,657

Retirement/Aged Care — 0.6%
Brookdale Senior Living, Inc.†	195,829	5,369,631

Rubber - Tires — 0.2%
Goodyear Tire & Rubber Co.	63,800	1,899,326

Savings & Loans/Thrifts — 0.3%
EverBank Financial Corp.	120,500	2,383,490

Semiconductor Components - Integrated Circuits — 0.3%
NXP Semiconductors NV†	31,080	2,630,922

Shipbuilding — 0.7%
Huntington Ingalls Industries, Inc.	56,441	6,354,128

Steel - Producers — 0.1%
Reliance Steel & Aluminum Co.	21,800	1,267,016

Telecommunication Equipment — 0.7%
ARRIS Group, Inc.†	233,100	6,158,502

Television — 0.2%
CBS Corp., Class B	31,134	1,408,502

Theaters — 0.1%
AMC Entertainment Holdings, Inc., Class A	33,300	965,034

Tools - Hand Held — 0.5%
Stanley Black & Decker, Inc.	45,504	4,619,566

Transport - Rail — 0.3%
Genesee & Wyoming, Inc., Class A†	36,400	2,489,033

Wireless Equipment — 0.4%
Motorola Solutions, Inc.	55,313	3,585,389

Total Long-Term Investment Securities
(cost $819,986,062)		909,914,656

SHORT-TERM INVESTMENT SECURITIES — 2.7%
Registered Investment Companies — 2.7%
SSgA Money Market Fund 0.00%(7)	8,846,992	8,846,992
State Street Navigator Securities Lending Prime Portfolio 0.21%(1)(7)	16,186,605	16,186,605

Total Short-Term Investment Securities
(cost $25,033,597)		25,033,597

VALIC Company II Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

REPURCHASE AGREEMENTS — 0.9%
Agreement with State Street Bank and Trust Co., bearing interest at 0.00%, dated 08/31/2015, to be repurchased 09/01/2015 in the amount $8,127,000 collateralized by $8,205,000 of United States Treasury Notes, bearing interest at 2.00% due 06/30/2020 and having an approximate value of $8,375,787 (cost $8,127,000)	8,127,000	$8,127,000

TOTAL INVESTMENTS
(cost $853,146,659)(3)	101.8%	943,075,253
Liabilities in excess of other assets	(1.8)	(16,494,945)

NET ASSETS	100.0%	$926,580,308

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At August 31, 2015, the aggregate value of these securities was $8,414 representing 0.0% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
#	The security or a portion thereof is out on loan (see Note 2)
(1)	At August 31, 2015, the Fund had loaned securities with a total value of $15,860,302. This was secured by collateral of $16,186,605, which was received in cash and subsequently invested in short-term investments currently valued at $16,186,605 as reported in the Portfolio of Investments.
(3)	See Note 5 for cost of investments on a tax basis.
(4)	Security was valued using fair value procedures at August 31, 2015. The aggregate value of these securities was $30,723,019 representing 3.3% of net assets. Securities are classified as Level 2 based on the securities valuation inputs. See Note 2 regarding fair value pricing for foreign equity securities.
(5)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; See Note 2.
(6)	Illiquid security, At August 31, 2015, the aggregate value of these securities was $8,414 representing 0.0% of net assets.
(7)	The rate shown is the 7-day yield as of August 31, 2015.

ADR—American Depositary Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks:
Apparel Manufacturers	$—	$4,537,447	$—	$4,537,447
Beverages - Wine/Spirits	6,212,480	615,307	—	6,827,787
Building Products - Door & Windows	—	2,863,176	—	2,863,176
Consumer Products - Misc.	—	1,650,125	—	1,650,125
Distribution/Wholesale	6,714,497	3,484,429	—	10,198,926
Finance - Other Services	—	—	8,414	8,414
Medical - Drugs	—	17,572,535	—	17,572,535
Other Industries	866,256,246	—	—	866,256,246
Short-Term Investment Securities	25,033,597	—	—	25,033,597
Repurchase Agreements	—	8,127,000	—	8,127,000

Total Investments at Value	$904,216,820	$38,850,019	$8,414	$943,075,253

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. Securities currently valued at $23,322,397 were transferred from Level 1 to Level 2 due to foreign equity securities whose values were adjusted for fair value pricing procedures for foreign equity securities. There were no additional transfers between Levels during the reporting period.

At the beginning and end of reporting period, Level 3 investments were not considered a material portion of the Fund.

See Notes to Financial Statements

VALIC Company II Moderate Growth Lifestyle Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Domestic Fixed Income Investment Companies	41.8%
Domestic Equity Investment Companies	32.6
International Equity Investment Companies	19.3
Real Estate Investment Trusts	6.1
International Fixed Income Investment Companies	0.2

100.0%

*	Calculated as a percentage of net assets

VALIC Company II Moderate Growth Lifestyle Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Shares	Value (Note 2)

AFFILIATED REGISTERED INVESTMENT COMPANIES#(1) — 100.0%
Domestic Equity Investment Companies — 32.6%
VALIC Co. I Blue Chip Growth Fund	1,803,588	$31,670,997
VALIC Co. I Dividend Value Fund	612,732	7,622,383
VALIC Co. I Mid Cap Index Fund	949,497	25,237,619
VALIC Co. I Mid Cap Strategic Growth Fund	543,460	7,820,393
VALIC Co. I Nasdaq-100 Index Fund	1,841,572	18,139,486
VALIC Co. I Science & Technology Fund	477,393	11,825,025
VALIC Co. I Small Cap Index Fund	1,858,138	36,791,126
VALIC Co. I Small Cap Special Values Fund	684,576	8,831,029
VALIC Co. I Stock Index Fund	457,489	15,737,605
VALIC Co. I Value Fund	109,067	1,556,381
VALIC Co. II Capital Appreciation Fund	1,109,547	18,141,101
VALIC Co. II Large Cap Value Fund	430,182	7,347,510
VALIC Co. II Mid Cap Growth Fund	1,065,480	9,386,882
VALIC Co. II Mid Cap Value Fund	1,722,218	37,578,792
VALIC Co. II Small Cap Growth Fund	552,968	8,465,933
VALIC Co. II Small Cap Value Fund	992,913	13,910,709

Total Domestic Equity Investment Companies
(cost $228,315,309)		260,062,971

Domestic Fixed Income Investment Companies — 41.8%
VALIC Co. I Capital Conservation Fund	3,423,924	33,759,892
VALIC Co. I Government Securities Fund	1,676,030	18,117,881
VALIC Co. I Inflation Protected Fund	1,312,812	14,060,219
VALIC Co. II Core Bond Fund	12,848,757	140,436,913
VALIC Co. II High Yield Bond Fund	5,149,185	38,103,971
VALIC Co. II Strategic Bond Fund	8,132,904	89,461,946

Total Domestic Fixed Income Investment Companies
(cost $341,168,035)		333,940,822

Security Description	Shares	Value (Note 2)

International Equity Investment Companies — 19.3%
VALIC Co. I Emerging Economies Fund	1,330,908	$8,597,667
VALIC Co. I Foreign Value Fund	3,201,974	29,554,223
VALIC Co. I International Equities Index Fund	10,912,759	71,151,189
VALIC Co. I International Growth Fund	2,706,901	35,027,294
VALIC Co. II International Opportunities Fund	639,448	9,642,877

Total International Equity Investment Companies
(cost $165,714,731)		153,973,250

International Fixed Income Investment Companies — 0.2%
VALIC Co. I International Government Bond Fund
(cost $1,789,549)	150,495	1,673,500

Real Estate Investment Trusts — 6.1%
VALIC Co. I Global Real Estate Fund
(cost $51,001,943)	6,052,209	48,841,329

TOTAL INVESTMENTS
(cost $787,989,567)(2)	100.0%	798,491,872
Liabilities in excess of other assets	0.0	(47,793)

NET ASSETS	100.0%	$798,444,079

#	The Moderate Growth Lifestyle Fund invests in various VALIC Company I or VALIC Company II Funds, some of which are not presented in this report. Additional information on the underlying funs including such fund’s prospectuses and shareholder reports is available at our website, www.valic.com.
(1)	See Note 3
(2)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Affiliated Registered Investment Companies	$798,491,872	$—	$—	$798,491,872

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

VALIC Company II Money Market II Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation†

U.S. Government Agencies	59.6%
Foreign Bank	15.9
Money Center Banks	8.4
Commercial Banks-Canadian	4.8
U.S. Government Treasuries	5.8
Commercial Banks	2.0
Domestic Bank	2.3
Repurchase Agreement	1.5
Super-Regional Banks — US	1.7
Finance	0.6

102.6%

Credit Quality@#

A-1	100.0%

†	Calculated as a percentage of net assets.
@	Source: Standard & Poor’s
#	Calculated as a percentage of total debt issues.

Weighted Average days to Maturity — 38.2 days

VALIC Company II Money Market II Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Principal Amount	Value (Note 2)

SHORT-TERM INVESTMENT SECURITIES —101.1%
Certificates of Deposit — 16.9%
Nordea Bank Finland PLC NY FRS 0.27% due 11/23/2015	$3,000,000	$3,000,000
Nordea Bank Finland PLC NY FRS 0.46% due 01/29/2016	3,300,000	3,301,966
Rabobank Nederland NV NY FRS 0.30% due 10/20/2015	3,600,000	3,600,000
Royal Bank of Canada NY FRS 0.28% due 12/03/2015	3,500,000	3,500,000
Royal Bank of Canada NY FRS 0.40% due 06/03/2016	3,800,000	3,800,000
Svenska Handelsbanken NY FRS 0.29% due 12/09/2015	3,250,000	3,250,000
Svenska Handelsbanken NY 0.31% due 11/24/2015	2,850,000	2,850,033
Wells Fargo Bank NA FRS 0.27% due 09/01/2015	3,750,000	3,750,000

Total Certificates of Deposit
(amortized cost $27,051,999)		27,051,999

Commercial Paper — 14.5%
BNP Paribas SA NY 0.16% due 09/02/2015	6,500,000	6,499,978
Credit Agricole Corporate and Investment Bank NY 0.16% due 09/01/2015	6,400,000	6,400,000
Lloyds Bank PLC 0.12% due 09/02/2015	7,000,000	6,999,977
State Street Corp. 0.40% due 12/21/2015	3,250,000	3,245,992

Total Commercial Paper
(amortized cost $23,145,947)		23,145,947

Corporate Notes — 4.3%
Bank of America NA 0.27% due 09/02/2015	2,800,000	2,800,009
General Electric Capital Corp. FRS 0.48% due 01/08/2016	500,000	500,361
General Electric Capital Corp. FRS 0.88% due 01/08/2016	500,000	500,982
JPMorgan Chase Bank NA FRS 0.44% due 06/07/2016	2,700,000	2,700,000
Royal Bank of Canada 0.80% due 10/30/2015	400,000	400,236

Total Corporate Notes
(amortized cost $6,901,588)		6,901,588

U.S. Government Agencies — 59.6%
Federal Farm Credit Bank
0.14% due 11/20/2015 FRS	3,250,000	3,249,963
0.16% due 10/05/2015	1,500,000	1,499,773
Federal Home Loan Bank
0.01% due 09/02/2015	10,000,000	9,999,997
0.04% due 09/02/2015	3,000,000	2,999,997
0.05% due 09/02/2015	2,500,000	2,499,997
0.06% due 09/01/2015	2,500,000	2,500,000
0.06% due 09/03/2015	2,500,000	2,499,992
0.06% due 09/16/2015	3,000,000	2,999,925
0.06% due 09/21/2015	3,000,000	2,999,900
0.07% due 10/06/2015	2,000,000	1,999,864
0.08% due 10/23/2015	3,000,000	2,999,653

Security Description	Principal Amount	Value (Note 2)

U.S. Government Agencies (continued)
0.10% due 09/01/2015	$4,300,000	$4,300,000
0.10% due 10/23/2015	3,300,000	3,299,547
0.13% due 10/09/2015	1,000,000	999,863
0.14% due 09/08/2015	1,750,000	1,749,952
0.14% due 12/03/2015	3,000,000	2,998,954
0.15% due 07/22/2016 FRS	3,000,000	3,000,064
0.16% due 08/19/2016 FRS	3,000,000	3,000,142
0.17% due 11/12/2015	3,000,000	2,998,980
0.17% due 11/23/2015	1,000,000	999,608
0.17% due 09/02/2016 FRS(3)	3,000,000	3,000,030
0.18% due 12/09/2015	1,350,000	1,349,332
0.18% due 01/26/2016	3,000,000	2,997,795
0.19% due 12/08/2015	1,500,000	1,499,245
0.20% due 01/20/2016	3,700,000	3,697,102
0.20% due 01/22/2016	750,000	749,404
0.20% due 01/26/2016	1,750,000	1,748,571
0.22% due 10/07/2015 FRS	4,250,000	4,250,316
0.29% due 02/02/2016	2,750,000	2,746,587
0.35% due 06/09/2016	1,350,000	1,346,299
Federal Home Loan Mtg. Corp.
0.11% due 10/22/2015	2,000,000	1,999,702
0.12% due 10/30/2015	2,000,000	1,999,607
0.18% due 10/16/2015 FRS	3,100,000	3,100,198
Federal National Mtg. Assoc.
0.25% due 02/02/2016	2,250,000	2,247,642
0.26% due 02/08/2016	2,000,000	1,997,689
2.13% due 10/21/2015	1,000,000	1,002,647

Total U.S. Government Agencies
(amortized cost $95,328,337)		95,328,337

U.S. Government Treasuries — 5.8%
United States Treasury Bills
0.03% due 09/03/2015	3,750,000	3,749,994
0.05% due 09/03/2015	2,500,000	2,499,993
0.08% due 09/17/2015	3,000,000	2,999,890

Total U.S. Government Treasuries
(amortized cost $9,249,877)		9,249,877

Total Short-Term Investment Securities — 101.1%
(amortized cost $161,677,748)		161,677,748

REPURCHASE AGREEMENTS — 1.5%
State Street Bank and Trust Co. Joint Repurchase Agreement(1) (cost $2,464,000)	2,464,000	2,464,000

TOTAL INVESTMENTS
(amortized cost $164,141,748)(2)	102.6%	164,141,748
Liabilities in excess of other assets	(2.6)	(4,236,378)

NET ASSETS	100.0%	$159,905,370

(1)	See Note 2 for details of Joint Repurchase Agreements.
(2)	See Note 5 for cost of investments on a tax basis.
(3)	The security’s effective maturity date is less than one year.

FRS—Floating Rate Security.

The rates shown on FRS are the current interest rates at August 31, 2015 and unless stated otherwise, the dates are the original maturity dates.

VALIC Company II Money Market II Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Short-Term Investment Securities	$—	$161,677,748	$—	$161,677,748
Repurchase Agreements	—	2,464,000	—	2,464,000

Total Investments at Value	$—	$164,141,748	$—	$164,141,748

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

VALIC Company II Small Cap Growth Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Registered Investment Companies	19.1%
Medical — Biomedical/Gene	6.2
Medical — Drugs	5.3
Enterprise Software/Service	5.2
Applications Software	3.5
Electronic Components — Semiconductors	3.3
Retail — Automobile	3.2
Distribution/Wholesale	3.1
Banks — Commercial	2.5
Time Deposits	2.3
E-Commerce/Services	2.2
Building & Construction Products — Misc.	2.1
Computer Software	2.0
Lighting Products & Systems	2.0
Therapeutics	2.0
Retail — Apparel/Shoe	1.9
Computer Services	1.9
Educational Software	1.6
Medical — Hospitals	1.6
Medical Products	1.5
Medical — HMO	1.5
Building Products — Air & Heating	1.4
Machinery — General Industrial	1.4
Commercial Services	1.3
Diversified Manufacturing Operations	1.2
Investment Management/Advisor Services	1.2
Footwear & Related Apparel	1.2
Oil Field Machinery & Equipment	1.2
Building Products — Cement	1.2
Savings & Loans/Thrifts	1.1
Computers — Memory Devices	1.1
Telecom Equipment — Fiber Optics	1.1
MRI/Medical Diagnostic Imaging	1.0
Medical Imaging Systems	1.0
Drug Delivery Systems	1.0
Semiconductor Components — Integrated Circuits	1.0
Patient Monitoring Equipment	1.0
Food — Misc./Diversified	1.0
Real Estate Investment Trusts	0.9
Advanced Materials	0.9
Internet Telephone	0.9
Real Estate Management/Services	0.9
Diagnostic Equipment	0.9
Energy — Alternate Sources	0.9
Insurance — Property/Casualty	0.8
Web Hosting/Design	0.8
Casino Hotels	0.8
Semiconductor Equipment	0.8
Retail — Pet Food & Supplies	0.8
Aerospace/Defense — Equipment	0.8
Machinery — Pumps	0.8
Oil Refining & Marketing	0.8
E-Marketing/Info	0.8
Building Products — Doors & Windows	0.7
Transport — Truck	0.7
Retail — Misc./Diversified	0.7
Steel Pipe & Tube	0.7
Retail — Vitamins & Nutrition Supplements	0.7
Internet Application Software	0.6
E-Services/Consulting	0.6
Resorts/Theme Parks	0.6
Finance — Investment Banker/Broker	0.6
Networking Products	0.6
Investment Companies	0.6
Airlines	0.6
Transport — Services	0.5
Computer Data Security	0.5
Building — Residential/Commercial	0.5
Internet Security	0.5

Oil Companies — Exploration & Production	0.5
Internet Connectivity Services	0.5
Instruments — Scientific	0.5
Internet Incubators	0.4
Healthcare Safety Devices	0.4
Retail — Discount	0.4
Medical Labs & Testing Services	0.4
Electronic Measurement Instruments	0.4
Research & Development	0.3

119.5%

*	Calculated as a percentage of net assets

VALIC Company II Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 98.1%
Advanced Materials — 0.9%
Hexcel Corp.	21,354	$1,030,544

Aerospace/Defense - Equipment — 0.8%
HEICO Corp.	16,636	846,772

Airlines — 0.6%
Spirit Airlines, Inc.†	12,115	620,894

Applications Software — 3.5%
Demandware, Inc.†	20,666	1,152,956
HubSpot, Inc.†	14,392	680,598
Imperva, Inc.†	22,001	1,310,819
Tableau Software, Inc., Class A†	7,034	662,392

		3,806,765

Banks - Commercial — 2.5%
PrivateBancorp, Inc.	25,708	973,048
Signature Bank†	7,022	937,367
Texas Capital Bancshares, Inc.†	16,255	875,494

		2,785,909

Building & Construction Products - Misc. — 2.1%
Caesarstone Sdot-Yam, Ltd.#	16,884	671,814
Fortune Brands Home & Security, Inc.	12,790	612,002
Trex Co., Inc.†#	25,748	999,280

		2,283,096

Building Products - Air & Heating — 1.4%
Lennox International, Inc.	13,150	1,552,226

Building Products - Cement — 1.2%
Eagle Materials, Inc.	15,651	1,280,721

Building Products - Doors & Windows — 0.7%
Masonite International Corp.†	12,490	824,964

Building - Residential/Commercial — 0.5%
TRI Pointe Group, Inc.†	40,282	559,114

Casino Hotels — 0.8%
Boyd Gaming Corp.†	53,791	866,035

Commercial Services — 1.3%
CoStar Group, Inc.†	8,073	1,429,244

Computer Data Security — 0.5%
Fortinet, Inc.†	14,003	590,086

Computer Services — 1.9%
Barracuda Networks, Inc.†	32,313	849,509
Fleetmatics Group PLC†#	26,732	1,196,524

		2,046,033

Computer Software — 2.0%
Cornerstone OnDemand, Inc.†	27,912	997,575
Envestnet, Inc.†	38,546	1,203,791

		2,201,366

Computers - Memory Devices — 1.1%
Nimble Storage, Inc.†#	45,659	1,217,269

Diagnostic Equipment — 0.9%
GenMark Diagnostics, Inc.†#	94,605	978,216

Distribution/Wholesale — 3.1%
Pool Corp.	24,182	1,685,002
Watsco, Inc.	14,522	1,778,364

		3,463,366

Diversified Manufacturing Operations — 1.2%
Carlisle Cos., Inc.	13,397	1,349,078

Security Description	Shares	Value (Note 2)

Drug Delivery Systems — 1.0%
Nektar Therapeutics†#	40,548	$448,055
Revance Therapeutics, Inc.†#	21,857	661,393

		1,109,448

E-Commerce/Services — 2.2%
GrubHub, Inc.†	32,139	850,077
Wayfair, Inc., Class A†#	41,798	1,559,065

		2,409,142

E-Marketing/Info — 0.8%
Marketo, Inc.†	29,587	828,732

E-Services/Consulting — 0.6%
Shopify, Inc., Class A†#	25,190	693,733

Educational Software — 1.6%
2U, Inc.†#	51,671	1,806,935

Electronic Components - Semiconductors — 3.3%
Cavium, Inc.†	16,296	1,108,454
Inphi Corp.†	54,707	1,298,744
Monolithic Power Systems, Inc.	26,596	1,279,002

		3,686,200

Electronic Measurement Instruments — 0.4%
Fitbit, Inc., Class A†#	12,160	419,398

Energy - Alternate Sources — 0.9%
SolarCity Corp.†#	8,110	391,551
Sunrun, Inc.†	46,300	550,044

		941,595

Enterprise Software/Service — 5.2%
Benefitfocus, Inc.†#	15,757	577,967
Evolent Health, Inc., Class A†#	33,390	567,630
Guidewire Software, Inc.†	32,203	1,800,470
Proofpoint, Inc.†	23,517	1,324,948
Veeva Systems, Inc., Class A†#	57,464	1,488,317

		5,759,332

Finance - Investment Banker/Broker — 0.6%
Evercore Partners, Inc., Class A	12,850	673,083

Food - Misc./Diversified — 1.0%
Diamond Foods, Inc.†	35,505	1,071,186

Footwear & Related Apparel — 1.2%
Wolverine World Wide, Inc.	49,538	1,335,049

Healthcare Safety Devices — 0.4%
Unilife Corp.†#	373,392	455,538

Instruments - Scientific — 0.5%
Fluidigm Corp.†#	40,865	498,144

Insurance - Property/Casualty — 0.8%
AmTrust Financial Services, Inc.	15,424	896,906

Internet Application Software — 0.6%
Zendesk, Inc.†	34,050	704,154

Internet Connectivity Services — 0.5%
Boingo Wireless, Inc.†	66,882	504,959

Internet Incubators — 0.4%
HomeAway, Inc.†	16,054	460,589

Internet Security — 0.5%
Rapid7, Inc.†#	25,000	527,250

Internet Telephone — 0.9%
RingCentral, Inc., Class A†	59,687	1,027,213

VALIC Company II Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Investment Companies — 0.6%
PennantPark Investment Corp.#	84,889	$645,156

Investment Management/Advisor Services — 1.2%
Financial Engines, Inc.#	41,267	1,339,527

Lighting Products & Systems — 2.0%
Acuity Brands, Inc.	11,211	2,184,688

Machinery - General Industrial — 1.4%
Middleby Corp.†	13,692	1,486,267

Machinery - Pumps — 0.8%
Graco, Inc.	12,127	836,642

Medical Imaging Systems — 1.0%
Novadaq Technologies, Inc.†#	96,476	1,114,298

Medical Labs & Testing Services — 0.4%
Invitae Corp.†#	28,147	287,381
Teladoc, Inc.†#	5,400	138,996

		426,377

Medical Products — 1.5%
K2M Group Holdings, Inc.†	43,398	921,340
Syneron Medical, Ltd.†	81,850	772,664

		1,694,004

Medical - Biomedical/Gene — 6.2%
Acceleron Pharma, Inc.†	17,394	504,078
Bellicum Pharmaceuticals, Inc.†#	16,151	275,536
Coherus Biosciences, Inc.†	32,455	895,758
Exact Sciences Corp.†#	22,450	496,370
Halozyme Therapeutics, Inc.†	43,707	763,124
Insmed, Inc.†	46,109	1,126,904
Intrexon Corp.†#	11,515	512,417
Kite Pharma, Inc.†#	14,464	769,051
Puma Biotechnology, Inc.†	4,448	408,860
Sage Therapeutics, Inc.†	13,261	716,227
Versartis, Inc.†#	25,837	335,106

		6,803,431

Medical - Drugs — 5.3%
ACADIA Pharmaceuticals, Inc.†	24,410	894,138
Anacor Pharmaceuticals, Inc.†	2,880	375,581
Chimerix, Inc.†	19,132	936,320
FibroGen, Inc.†	24,820	608,090
Horizon Pharma PLC†	34,234	1,000,317
Ignyta, Inc.†#	43,259	591,783
Keryx Biopharmaceuticals, Inc.†#	46,890	289,780
NantKwest, Inc.†	6,980	119,498
Sagent Pharmaceuticals, Inc.†	29,509	589,590
TherapeuticsMD, Inc.†#	74,230	455,030

		5,860,127

Medical - HMO — 1.5%
WellCare Health Plans, Inc.†	18,479	1,675,491

Medical - Hospitals — 1.6%
Acadia Healthcare Co., Inc.†	24,563	1,793,836

MRI/Medical Diagnostic Imaging — 1.0%
Surgical Care Affiliates, Inc.†	30,827	1,126,727

Networking Products — 0.6%
Ruckus Wireless, Inc.†	58,452	661,677

Oil Companies - Exploration & Production — 0.5%
Laredo Petroleum, Inc.†#	51,363	523,389

Oil Field Machinery & Equipment — 1.2%
Dril-Quip, Inc.†	11,311	779,780

Security Description	Shares	Value (Note 2)

Oil Field Machinery & Equipment (continued)
Forum Energy Technologies, Inc.†	33,233	$522,423

		1,302,203

Oil Refining & Marketing — 0.8%
Delek US Holdings, Inc.	26,968	829,536

Patient Monitoring Equipment — 1.0%
Insulet Corp.†	36,279	1,077,849

Real Estate Investment Trusts — 0.9%
CubeSmart	21,010	531,343
Highwoods Properties, Inc.	13,295	504,412

		1,035,755

Real Estate Management/Services — 0.9%
RE/MAX Holdings, Inc., Class A	27,139	995,459

Research & Development — 0.3%
Arrowhead Research Corp.†#	50,901	301,843

Resort/Theme Parks — 0.6%
Vail Resorts, Inc.	6,329	682,962

Retail - Apparel/Shoe — 1.9%
Kate Spade & Co.†	34,158	647,636
Men’s Wearhouse, Inc.	24,917	1,406,564

		2,054,200

Retail - Automobile — 3.2%
Lithia Motors, Inc., Class A	15,610	1,664,026
Penske Automotive Group, Inc.	18,005	911,053
Rush Enterprises, Inc., Class A†	36,310	926,631

		3,501,710

Retail - Discount — 0.4%
Ollie’s Bargain Outlet Holdings, Inc.†	24,150	432,043

Retail - Misc./Diversified — 0.7%
Container Store Group, Inc.†	47,717	806,894

Retail - Pet Food & Supplies — 0.8%
Freshpet, Inc.†#	65,195	846,883

Retail - Vitamins & Nutrition Supplements — 0.7%
Vitamin Shoppe, Inc.†	20,259	725,272

Savings & Loans/Thrifts — 1.1%
BofI Holding, Inc.†#	10,750	1,245,280

Semiconductor Components - Integrated Circuits — 1.0%
M/A-COM Technology Solutions Holdings, Inc†.	37,226	1,098,539

Semiconductor Equipment — 0.8%
MKS Instruments, Inc.	25,178	848,499

Steel Pipe & Tube — 0.7%
Advanced Drainage Systems, Inc.#	26,416	750,479

Telecom Equipment - Fiber Optics — 1.1%
Ciena Corp.†	52,971	1,184,432

Therapeutics — 2.0%
Axovant Sciences, Ltd.†#	22,320	268,286
Esperion Therapeutics, Inc.†#	3,270	156,797
Nevro Corp.†	14,548	655,096
Portola Pharmaceuticals, Inc.†	23,244	1,096,187

		2,176,366

Transport - Services — 0.5%
XPO Logistics, Inc.†#	16,988	596,279

Transport - Truck — 0.7%
Old Dominion Freight Line, Inc.†	12,363	822,016

VALIC Company II Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares/ Principal Amount	Value (Note 2)

COMMON STOCKS (continued)
Web Hosting/Design — 0.8%
GoDaddy, Inc., Class A†#	35,131	$881,085

Total Long-Term Investment Securities
(cost $96,256,115)		107,907,505

SHORT-TERM INVESTMENT SECURITIES — 21.4%
Registered Investment Companies — 19.1%
State Street Navigator Securities Lending Prime Portfolio 0.21%(1)(2)	21,019,855	21,019,855

Time Deposits — 2.3%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 09/01/2015	$2,574,000	2,574,000

Total Short-Term Investment Securities
(cost $23,593,855)		23,593,855

TOTAL INVESTMENTS
(cost $119,849,970)(3)	119.5%	131,501,360
Liabilities in excess of other assets	(19.5)	(21,472,238)

NET ASSETS	100.0%	$110,029,122

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2)
(1)	At August 31, 2015, the Fund had loaned securities with a total value of $19,953,510. This was secured by collateral of $21,019,855, which was received in cash and subsequently invested in short-term investments currently valued at $21,019,855 as reported in the Portfolio of Investments.
(2)	The rate shown is the 7-day yield as of August 31, 2015.
(3)	See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$107,907,505	$—	$—	$107,907,505
Short-Term Investment Securities:
Registered Investment Companies	21,019,855	—	—	21,019,855
Time Deposits	—	2,574,000	—	2,574,000

Total Investments at Value	$128,927,360	$2,574,000	$—	$131,501,360

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

VALIC Company II Small Cap Value Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

Real Estate Investment Trusts	13.1%
Banks — Commercial	12.2
Registered Investment Companies	9.8
Oil Companies — Exploration & Production	4.0
Electric — Integrated	2.7
Retail — Apparel/Shoe	2.6
Human Resources	2.3
Repurchase Agreements	2.1
Insurance — Reinsurance	1.9
Machinery — General Industrial	1.8
Distribution/Wholesale	1.7
Insurance — Life/Health	1.6
Finance — Consumer Loans	1.6
Engineering/R&D Services	1.4
Electronic Components — Misc.	1.4
Investment Management/Advisor Services	1.2
Gas — Distribution	1.2
Medical — Biomedical/Gene	1.2
Resorts/Theme Parks	1.2
Oil Field Machinery & Equipment	1.1
Auction Houses/Art Dealers	1.1
Savings & Loans/Thrifts	1.1
Transport — Truck	1.1
Medical Products	1.0
Computer Services	1.0
Commercial Services — Finance	1.0
Food — Dairy Products	0.9
Beverages — Wine/Spirits	0.8
Finance — Mortgage Loan/Banker	0.8
Medical Instruments	0.8
Medical Sterilization Products	0.8
Oil — Field Services	0.8
Food — Misc./Diversified	0.7
Food — Flour & Grain	0.7
Hotels/Motels	0.7
Electronic Components — Semiconductors	0.7
Energy — Alternate Sources	0.7
Aerospace/Defense — Equipment	0.7
Real Estate Operations & Development	0.7
Diversified Manufacturing Operations	0.7
Housewares	0.7
Rubber — Tires	0.7
Entertainment Software	0.7
Environmental Consulting & Engineering	0.7
Medical — Outpatient/Home Medical	0.6
Containers — Metal/Glass	0.6
Consulting Services	0.6
Networking Products	0.6
Web Hosting/Design	0.6
Insurance — Property/Casualty	0.6
Retail — Home Furnishings	0.5
Finance — Investment Banker/Broker	0.5
Retail — Restaurants	0.5
Paper & Related Products	0.5
Computer Software	0.5
Tobacco	0.5
Computers	0.5
Food — Baking	0.5
Gambling (Non-Hotel)	0.5
Steel — Producers	0.5
Telecom Services	0.4
Retail — Discount	0.4
Retail — Regional Department Stores	0.4
Office Supplies & Forms	0.4
Wireless Equipment	0.4
Consumer Products — Misc.	0.4
Semiconductor Equipment	0.4
MRI/Medical Diagnostic Imaging	0.4
Transport — Services	0.4

Insurance — Multi-line	0.4
Semiconductor Components — Integrated Circuits	0.3
Containers — Paper/Plastic	0.3
Transport — Air Freight	0.3
Water	0.3
Auto/Truck Parts & Equipment — Replacement	0.3
Enterprise Software/Service	0.3
Telephone — Integrated	0.3
Medical — HMO	0.3
Retail — Hair Salons	0.3
Building — Residential/Commercial	0.3
Banks — Mortgage	0.2
Food — Wholesale/Distribution	0.2
Diagnostic Kits	0.2
Airlines	0.2
Chemicals — Specialty	0.2
Printing — Commercial	0.2
Building & Construction Products — Misc.	0.2
Data Processing/Management	0.2
Engines — Internal Combustion	0.2
Schools	0.2
Web Portals/ISP	0.2
Electric — Generation	0.2
Computer Aided Design	0.2
Machinery — Farming	0.2
Publishing — Periodicals	0.2
Chemicals — Diversified	0.2
Retail — Pawn Shops	0.2
Home Furnishings	0.2
Electric — Distribution	0.2
Machinery — Construction & Mining	0.2
Oil & Gas Drilling	0.2
Independent Power Producers	0.2
Telecommunication Equipment	0.2
Building & Construction — Misc.	0.1
Agricultural Chemicals	0.1
Lasers — System/Components	0.1
Footwear & Related Apparel	0.1
Travel Services	0.1
Medical — Drugs	0.1
Textile — Apparel	0.1
Therapeutics	0.1
Auto/Truck Parts & Equipment — Original	0.1
Internet Application Software	0.1
Food — Retail	0.1
Wire & Cable Products	0.1
Metal — Iron	0.1
Steel Pipe & Tube	0.1
Radio	0.1
Office Furnishings — Original	0.1
Athletic Equipment	0.1
Power Converter/Supply Equipment	0.1
Recreational Centers	0.1
Auto — Truck Trailers	0.1
Commercial Services	0.1
Finance — Other Services	0.1
Publishing — Books	0.1
Industrial Automated/Robotic	0.1
Respiratory Products	0.1
Security Services	0.1
Oil Refining & Marketing	0.1
Multimedia	0.1
Transport — Equipment & Leasing	0.1
Retail — Toy Stores	0.1
Building — Maintenance & Services	0.1
Electronic Parts Distribution	0.1
Satellite Telecom	0.1
Building Products — Light Fixtures	0.1

109.3%

*	Calculated as a percentage of net assets

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 97.4%
Aerospace/Defense — 0.0%
National Presto Industries, Inc.	2,800	$229,740

Aerospace/Defense - Equipment — 0.7%
AAR Corp.	103,900	2,527,887
Moog, Inc., Class A†	15,700	990,670

		3,518,557

Agricultural Chemicals — 0.1%
Intrepid Potash, Inc.†#	88,600	700,826

Airlines — 0.2%
Alaska Air Group, Inc.	15,200	1,137,872

Athletic Equipment — 0.1%
Nautilus, Inc.†	30,200	461,456

Auction Houses/Art Dealers — 1.1%
KAR Auction Services, Inc.	148,450	5,498,588

Audio/Video Products — 0.0%
VOXX International Corp.†	16,100	124,775

Auto - Truck Trailers — 0.1%
Wabash National Corp.†	33,700	412,151

Auto/Truck Parts & Equipment - Original — 0.1%
Accuride Corp.†	14,900	50,511
Dana Holding Corp.	28,000	491,120

		541,631

Auto/Truck Parts & Equipment - Replacement — 0.3%
Douglas Dynamics, Inc.	67,900	1,508,738

Banks - Commercial — 12.2%
1st Source Corp.	19,720	590,417
American National Bankshares, Inc.	1,100	25,993
BancFirst Corp.	11,740	709,918
BancorpSouth, Inc.	68,200	1,620,432
Bank of Hawaii Corp.	29,880	1,854,353
Banner Corp.	11,200	497,392
BBCN Bancorp, Inc.	64,520	938,766
Capital Bank Financial Corp., Class A†	42,400	1,304,648
Cascade Bancorp†	15,201	82,237
Cathay General Bancorp Class B	37,660	1,115,866
Central Pacific Financial Corp.	92,600	1,920,524
Century Bancorp, Inc., Class A	1,518	63,285
Chemical Financial Corp.	13,200	421,608
Citizens & Northern Corp.	3,500	69,930
City Holding Co.	26,400	1,257,168
CoBiz Financial, Inc.	17,800	229,264
Columbia Banking System, Inc.	9,973	302,282
Community Bank System, Inc.	24,780	883,655
Community Trust Bancorp, Inc.	22,318	783,362
Customers Bancorp, Inc.†	30,700	752,457
East West Bancorp, Inc.	2,273	91,852
Financial Institutions, Inc.	12,700	314,579
First BanCorp†	233,100	934,731
First Bancorp	5,500	93,610
First Busey Corp.	75,680	484,352
First Citizens BancShares, Inc., Class A	1,540	365,257
First Commonwealth Financial Corp.	232,300	2,055,855
First Community Bancshares, Inc.	8,400	148,764
First Financial Bancorp	20,698	381,671
First Financial Bankshares, Inc.#	13,860	431,600
First Interstate BancSystem, Inc.	16,900	450,892
FirstMerit Corp.	171,450	3,079,242
FNB Corp.	84,940	1,066,846
Fulton Financial Corp.	53,800	654,208
Glacier Bancorp, Inc.	38,700	1,006,587

Security Description	Shares	Value (Note 2)

Banks - Commercial (continued)
Great Southern Bancorp, Inc.	6,700	$269,809
Guaranty Bancorp	4,800	76,992
Hancock Holding Co.	180,221	5,060,606
Heartland Financial USA, Inc.	9,840	357,881
Heritage Financial Corp.	4,439	78,659
Kearny Financial Corp.†	3,627	41,167
Lakeland Bancorp, Inc.	11,273	124,679
Lakeland Financial Corp.	5,080	208,737
MainSource Financial Group, Inc.	30,500	631,655
MB Financial, Inc.	21,820	718,751
Metro Bancorp, Inc.	10,700	306,448
National Penn Bancshares, Inc.	8,600	103,329
OFG Bancorp#	102,800	888,192
Pacific Continental Corp.	14,300	184,756
PacWest Bancorp	28,400	1,210,976
Preferred Bank	3,200	98,080
Republic Bancorp, Inc., Class A	3,600	89,964
S&T Bancorp, Inc.	3,980	119,082
Sierra Bancorp	3,120	53,040
Simmons First National Corp., Class A	13,720	601,896
Southside Bancshares, Inc.	3,182	82,859
Southwest Bancorp, Inc.	23,280	388,310
State Bank Financial Corp.	10,500	212,100
Stock Yards Bancorp, Inc.	2,300	81,052
Suffolk Bancorp	3,120	83,179
TCF Financial Corp.	80,440	1,248,429
Tompkins Financial Corp.	7,248	380,448
TriState Capital Holdings, Inc.†	3,600	45,108
Trustmark Corp.	26,300	605,689
UMB Financial Corp.	34,160	1,712,441
Umpqua Holdings Corp.	263,014	4,394,964
Union Bankshares Corp.	76,819	1,812,928
Valley National Bancorp	13,816	130,699
Washington Trust Bancorp, Inc.	6,980	269,498
Webster Financial Corp.	20,400	721,752
WesBanco, Inc.	2,791	85,935
West Bancorporation, Inc.	7,580	136,667
Westamerica Bancorporation#	67,224	3,034,491
Western Alliance Bancorp†	2,832	86,433
Wilshire Bancorp, Inc.	118,600	1,266,648
Zions Bancorporation	155,130	4,498,770

		59,486,702

Banks - Mortgage — 0.2%
Walker & Dunlop, Inc.†	49,200	1,197,036

Beverages - Wine/Spirits — 0.8%
Treasury Wine Estates, Ltd. ADR	962,150	4,079,516

Building & Construction Products-Misc. — 0.2%
Gibraltar Industries, Inc.†	61,480	1,007,657

Building & Construction-Misc. — 0.1%
Comfort Systems USA, Inc.	25,600	709,632

Building Products - Light Fixtures — 0.1%
LSI Industries, Inc.	25,700	243,893

Building - Maintenance & Services — 0.1%
ABM Industries, Inc.	8,700	278,487

Building - Residential/Commercial — 0.3%
KB Home#	35,600	521,540
MDC Holdings, Inc.	7,000	199,430
Ryland Group, Inc.	12,500	540,500

		1,261,470

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Casino Services — 0.0%
Scientific Games Corp., Class A†#	2,400	$26,448

Chemicals - Diversified — 0.2%
Olin Corp.#	40,600	810,376

Chemicals - Specialty — 0.2%
KMG Chemicals, Inc.	3,100	62,620
Minerals Technologies, Inc.	3,160	169,976
OM Group, Inc.	23,700	793,950

		1,026,546

Coffee — 0.0%
Farmer Bros. Co.†	2,000	45,720

Commercial Services — 0.1%
RPX Corp.†	29,800	410,346

Commercial Services - Finance — 1.0%
Everi Holdings, Inc.†	11,120	57,490
EVERTEC, Inc.	243,800	4,412,780
MoneyGram International, Inc.†	40,800	356,592

		4,826,862

Computer Aided Design — 0.2%
Aspen Technology, Inc.†	23,000	871,010

Computer Services — 1.0%
Convergys Corp.	72,500	1,638,500
Insight Enterprises, Inc.†	56,902	1,440,190
Sykes Enterprises, Inc.†	22,700	570,905
Unisys Corp.†	94,200	1,240,614

		4,890,209

Computer Software — 0.5%
Avid Technology, Inc.†#	283,060	2,352,229

Computers — 0.5%
Wincor Nixdorf AG ADR	280,000	2,296,000

Consulting Services — 0.6%
CRA International, Inc.†	5,000	113,600
FTI Consulting, Inc.†	71,600	2,853,976

		2,967,576

Consumer Products - Misc. — 0.4%
Central Garden & Pet Co., Class A†	110,560	1,398,584
CSS Industries, Inc.	18,900	500,472

		1,899,056

Containers - Metal/Glass — 0.6%
Silgan Holdings, Inc.	57,000	2,984,520

Containers - Paper/Plastic — 0.3%
Graphic Packaging Holding Co.	115,010	1,621,641

Data Processing/Management — 0.2%
Fair Isaac Corp.	11,620	994,323

Diagnostic Equipment — 0.0%
Affymetrix, Inc.†	18,500	172,605

Diagnostic Kits — 0.2%
Meridian Bioscience, Inc.	24,400	466,772
Quidel Corp.†	34,400	708,296

		1,175,068

Distribution/Wholesale — 1.7%
Beacon Roofing Supply, Inc.†	90,000	3,262,500
Essendant, Inc.	140,700	4,854,150

		8,116,650

Security Description	Shares	Value (Note 2)

Diversified Manufacturing Operations — 0.7%
Actuant Corp., Class A	134,500	$2,883,680
Federal Signal Corp.	36,400	515,060
Tredegar Corp.	6,960	100,850

		3,499,590

Drug Delivery Systems — 0.0%
Revance Therapeutics, Inc.†#	4,700	142,222

Electric - Distribution — 0.2%
EnerNOC, Inc.†#	75,600	706,104
Spark Energy, Inc., Class A#	4,100	63,550

		769,654

Electric - Generation — 0.2%
Atlantic Power Corp.#	392,900	923,315

Electric - Integrated — 2.7%
Avista Corp.	62,780	1,970,664
El Paso Electric Co.	54,200	1,918,680
NorthWestern Corp.	39,318	2,030,382
PNM Resources, Inc.	25,900	663,299
Portland General Electric Co.	69,600	2,403,984
Unitil Corp.	9,400	338,494
Westar Energy, Inc.	97,940	3,579,707

		12,905,210

Electronic Components - Misc. — 1.4%
Benchmark Electronics, Inc.†	89,921	1,921,612
Jabil Circuit, Inc.	155,000	2,999,250
Sanmina Corp.†	50,400	969,696
Stoneridge, Inc.†	29,500	360,195
Vishay Intertechnology, Inc.	51,000	503,880

		6,754,633

Electronic Components - Semiconductors — 0.7%
Amkor Technology, Inc.†	142,600	770,040
Fairchild Semiconductor International, Inc.†	69,500	945,200
IXYS Corp.	12,000	141,480
Rovi Corp.†	154,100	1,705,887

		3,562,607

Electronic Parts Distribution — 0.1%
Tech Data Corp.†	3,900	254,436

Energy - Alternate Sources — 0.7%
First Solar, Inc.†	18,800	899,392
REX American Resources Corp.†#	49,100	2,632,742

		3,532,134

Engineering/R&D Services — 1.4%
Argan, Inc.	45,800	1,793,070
EMCOR Group, Inc.	98,498	4,539,773
VSE Corp.	12,400	513,112

		6,845,955

Engines - Internal Combustion — 0.2%
Briggs & Stratton Corp.	49,000	979,020

Enterprise Software/Service — 0.3%
Benefitfocus, Inc.†#	8,300	304,444
MedAssets, Inc.†	55,700	1,176,384

		1,480,828

Entertainment Software — 0.7%
Take-Two Interactive Software, Inc.†	108,900	3,172,257

Environmental Consulting & Engineering — 0.7%
Tetra Tech, Inc.	121,700	3,161,766

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Finance - Consumer Loans — 1.6%
Encore Capital Group, Inc.†#	69,900	$2,840,037
Nelnet, Inc., Class A	20,100	756,765
Ocwen Financial Corp.†#	535,130	3,981,367

		7,578,169

Finance - Investment Banker/Broker — 0.5%
Cowen Group, Inc., Class A†	131,900	697,751
INTL. FCStone, Inc.†	4,100	108,486
Investment Technology Group, Inc.	55,300	908,026
Oppenheimer Holdings, Inc., Class A	10,200	203,490
Stifel Financial Corp.†	15,800	736,280

		2,654,033

Finance - Leasing Companies — 0.0%
Marlin Business Services Corp.	9,100	124,852

Finance - Mortgage Loan/Banker — 0.8%
Arlington Asset Investment Corp., Class A#	18,800	313,020
CoreLogic, Inc.†	97,400	3,696,330

		4,009,350

Finance - Other Services — 0.1%
BGC Partners, Inc., Class A	44,200	387,634

Financial Guarantee Insurance — 0.0%
MGIC Investment Corp.†	18,700	197,472

Food - Baking — 0.5%
Flowers Foods, Inc.	98,800	2,293,148

Food - Canned — 0.0%
Seneca Foods Corp., Class A†	1,600	47,168

Food - Dairy Products — 0.9%
Dean Foods Co.	267,920	4,409,963

Food - Flour & Grain — 0.7%
Post Holdings, Inc.†	55,327	3,611,747

Food - Misc./Diversified — 0.7%
Blue Buffalo Pet Products, Inc.†	9,400	240,170
J&J Snack Foods Corp.	19,050	2,170,938
Pinnacle Foods, Inc.	27,500	1,233,100

		3,644,208

Food - Retail — 0.1%
Smart & Final Stores, Inc.†	33,100	539,530

Food - Wholesale/Distribution — 0.2%
Fresh Del Monte Produce, Inc.	18,800	744,292
SpartanNash Co.	15,400	435,820

		1,180,112

Footwear & Related Apparel — 0.1%
Iconix Brand Group, Inc.†#	48,000	666,720

Gambling (Non-Hotel) — 0.5%
Isle of Capri Casinos, Inc.†	122,980	2,270,211

Gas - Distribution — 1.2%
AGL Resources, Inc.	15,459	942,844
Chesapeake Utilities Corp.	5,600	275,912
Laclede Group, Inc.	32,400	1,715,256
Northwest Natural Gas Co.	26,100	1,147,878
Piedmont Natural Gas Co., Inc.	8,360	322,529
Southwest Gas Corp.	27,440	1,511,670

		5,916,089

Home Furnishings — 0.2%
Leggett & Platt, Inc.	17,398	772,819

Security Description	Shares	Value (Note 2)

Hotels/Motels — 0.7%
Interval Leisure Group, Inc.	179,370	$3,598,162

Housewares — 0.7%
NACCO Industries, Inc., Class A	5,000	263,200
Tupperware Brands Corp.	60,050	3,076,362

		3,339,562

Human Resources — 2.3%
AMN Healthcare Services, Inc.†	95,721	3,216,226
Barrett Business Services, Inc.	28,000	998,200
Cross Country Healthcare, Inc.†	90,000	1,250,100
Korn/Ferry International	64,500	2,197,515
Monster Worldwide, Inc.†	69,400	504,538
Resources Connection, Inc.	193,500	3,036,015

		11,202,594

Identification Systems — 0.0%
Checkpoint Systems, Inc.	17,100	138,168

Independent Power Producers — 0.2%
Ormat Technologies, Inc.#	21,100	742,720

Industrial Automated/Robotic — 0.1%
Hurco Cos., Inc.	11,700	360,828

Instruments - Controls — 0.0%
Watts Water Technologies, Inc., Class A	3,760	206,236

Insurance - Life/Health — 1.6%
American Equity Investment Life Holding Co.	28,598	693,787
CNO Financial Group, Inc.	173,520	3,104,273
Primerica, Inc.	19,800	841,302
StanCorp Financial Group, Inc.	11,658	1,325,631
Symetra Financial Corp.	57,600	1,812,672

		7,777,665

Insurance - Multi-line — 0.4%
Horace Mann Educators Corp.	42,780	1,421,152
Kemper Corp.	7,100	251,482
United Fire Group, Inc.	3,100	102,920

		1,775,554

Insurance - Property/Casualty — 0.6%
Arch Capital Group, Ltd.†	6,226	425,111
Global Indemnity PLC†	2,100	56,364
Hallmark Financial Services, Inc.†	13,300	152,817
Navigators Group, Inc.†	6,500	494,325
ProAssurance Corp.	31,980	1,542,396

		2,671,013

Insurance - Reinsurance — 1.9%
Argo Group International Holdings, Ltd.	22,428	1,255,519
Endurance Specialty Holdings, Ltd.	55,350	3,528,563
Essent Group, Ltd.†	155,220	4,158,344
Maiden Holdings, Ltd.	16,700	239,311

		9,181,737

Internet Application Software — 0.1%
Bazaarvoice, Inc.†#	104,200	540,798

Internet Incubators — 0.0%
ModusLink Global Solutions, Inc.†#	9,700	30,555

Investment Management/Advisor Services — 1.2%
Artisan Partners Asset Management, Inc., Class A	63,243	2,584,741
Janus Capital Group, Inc.	12,160	180,941
Virtus Investment Partners, Inc.	28,400	3,267,704

		6,033,386

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Lasers - System/Components — 0.1%
Coherent, Inc.†	11,640	$678,612

Machinery - Construction & Mining — 0.2%
Hyster-Yale Materials Handling, Inc.	12,560	763,146

Machinery - Farming — 0.2%
AGCO Corp.	17,360	851,334

Machinery - General Industrial — 1.8%
DXP Enterprises, Inc.†	9,500	282,625
IDEX Corp.	43,200	3,103,056
Kadant, Inc.	24,000	1,067,760
Manitowoc Co., Inc.#	248,450	4,243,526

		8,696,967

Medical Instruments — 0.8%
Integra LifeSciences Holdings Corp.†	51,000	3,058,980
SurModics, Inc.†	37,000	841,750

		3,900,730

Medical Products — 1.0%
Haemonetics Corp.†	98,350	3,551,418
Halyard Health, Inc.†	7,300	229,512
Orthofix International NV†	21,400	802,072
Rockwell Medical, Inc.†#	29,300	350,721

		4,933,723

Medical Sterilization Products — 0.8%
STERIS Corp.	60,650	3,884,633

Medical - Biomedical/Gene — 1.2%
Applied Genetic Technologies Corp.†	1,300	21,359
Ardelyx, Inc.†	6,200	117,676
Avalanche Biotechnologies, Inc.†	1,400	14,644
Bio-Rad Laboratories, Inc., Class A†	13,345	1,859,359
Charles River Laboratories International, Inc.†	23,800	1,639,582
Epizyme, Inc.†#	2,400	48,000
Idera Pharmaceuticals, Inc.†#	214,300	647,186
Insmed, Inc.†	8,100	197,964
Karyopharm Therapeutics, Inc.†#	1,100	15,246
Kite Pharma, Inc.†#	2,000	106,340
MacroGenics, Inc.†	2,700	71,145
Medicines Co.†	15,500	635,500
Sage Therapeutics, Inc.†	900	48,609
Ultragenyx Pharmaceutical, Inc.†	2,200	245,564
Verastem, Inc.†#	6,800	41,412

		5,709,586

Medical - Drugs — 0.1%
Dicerna Pharmaceuticals, Inc.†	3,200	35,104
Immune Design Corp.†#	2,700	43,038
Radius Health, Inc.†	8,100	492,966
ZS Pharma, Inc.†#	1,500	76,740

		647,848

Medical - Generic Drugs — 0.0%
Amphastar Pharmaceuticals, Inc.†#	15,500	199,485

Medical - HMO — 0.3%
Centene Corp.†	22,900	1,413,388

Medical - Hospitals — 0.0%
Select Medical Holdings Corp.	10,200	131,580

Medical - Outpatient/Home Medical — 0.6%
Addus HomeCare Corp.†	700	20,118
Amsurg Corp.†	38,450	3,015,249

		3,035,367

Security Description	Shares	Value (Note 2)

Metal - Iron — 0.1%
Cliffs Natural Resources, Inc.#	124,300	$493,471

MRI/Medical Diagnostic Imaging — 0.4%
Alliance HealthCare Services, Inc.†	8,500	121,720
Surgical Care Affiliates, Inc.†	45,900	1,677,645

		1,799,365

Multimedia — 0.1%
E.W. Scripps Co., Class A	17,978	314,975

Networking Products — 0.6%
Black Box Corp.	37,980	584,892
NETGEAR, Inc.†	29,100	884,058
Polycom, Inc.†	124,700	1,341,772

		2,810,722

Office Furnishings - Original — 0.1%
HNI Corp.	10,120	473,009

Office Supplies & Forms — 0.4%
ACCO Brands Corp.†	265,100	2,014,760

Oil & Gas Drilling — 0.2%
Atwood Oceanics, Inc.#	22,200	424,242
North Atlantic Drilling, Ltd.#	154,300	134,087
Parker Drilling Co.†	56,300	189,731

		748,060

Oil Companies - Exploration & Production — 4.0%
Approach Resources, Inc.†#	54,300	139,008
Bill Barrett Corp.†#	330,100	1,805,647
Cobalt International Energy, Inc.†	231,859	1,857,191
Diamondback Energy, Inc.†	59,500	4,063,255
Gastar Exploration, Inc.†#	68,000	112,200
Halcon Resources Corp.†#	376,000	432,400
Jones Energy, Inc., Class A†#	42,100	249,653
Laredo Petroleum, Inc.†#	269,113	2,742,261
Oasis Petroleum, Inc.†#	259,950	2,901,042
Penn Virginia Corp.†#	154,700	190,281
Rex Energy Corp.†#	166,700	575,115
RSP Permian, Inc.†	138,550	3,316,887
SandRidge Energy, Inc.†#	89,200	47,553
Stone Energy Corp.†	13,120	74,390
Unit Corp.†	48,400	735,680
W&T Offshore, Inc.#	50,300	179,571

		19,422,134

Oil Field Machinery & Equipment — 1.1%
Dril-Quip, Inc.†	44,930	3,097,474
Forum Energy Technologies, Inc.†	157,250	2,471,970

		5,569,444

Oil Refining & Marketing — 0.1%
Adams Resources & Energy, Inc.	800	36,488
Alon USA Energy, Inc.	16,700	309,618

		346,106

Oil-Field Services — 0.8%
Gulfmark Offshore, Inc., Class A#	38,700	349,461
Helix Energy Solutions Group, Inc.†	134,640	935,748
Key Energy Services, Inc.†	464,500	330,352
Pioneer Energy Services Corp.†	238,440	789,237
SEACOR Holdings, Inc.†	22,000	1,419,220

		3,824,018

Paper & Related Products — 0.5%
Domtar Corp.	23,040	926,438
P.H. Glatfelter Co.	3,100	55,986

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Paper & Related Products (continued)
Schweitzer-Mauduit International, Inc.	39,800	$1,406,134

		2,388,558

Poultry — 0.0%
Sanderson Farms, Inc.#	1,000	69,040

Power Converter/Supply Equipment — 0.1%
Advanced Energy Industries, Inc.†	18,416	446,956

Precious Metals — 0.0%
Coeur Mining, Inc.†#	48,900	164,304

Printing - Commercial — 0.2%
Ennis, Inc.	15,200	248,216
Quad/Graphics, Inc.	52,700	760,988

		1,009,204

Publishing - Books — 0.1%
Houghton Mifflin Harcourt Co.†	16,300	368,054

Publishing - Periodicals — 0.2%
Time, Inc.	39,800	826,646

Racetracks — 0.0%
Speedway Motorsports, Inc.	7,400	143,190

Radio — 0.1%
Entercom Communications Corp., Class A†	32,940	362,999
Saga Communications, Inc., Class A	1,666	58,160
Townsquare Media, Inc.†	4,600	52,854

		474,013

Real Estate Investment Trusts — 13.1%
American Assets Trust, Inc.	4,200	161,784
Anworth Mtg. Asset Corp.	433,040	2,178,191
Apartment Investment & Management Co., Class A	35,779	1,289,117
Ashford Hospitality Prime, Inc.	28,792	398,193
Ashford Hospitality Trust, Inc.	119,380	924,001
Capstead Mtg. Corp.	197,700	2,060,034
CBL & Associates Properties, Inc.	76,440	1,137,427
Cedar Realty Trust, Inc.	50,000	313,000
Chambers Street Properties	88,200	597,114
Chesapeake Lodging Trust	103,516	2,992,648
CoreSite Realty Corp.	52,500	2,556,225
CubeSmart	100,060	2,530,517
CyrusOne, Inc.	8,000	253,280
CYS Investments, Inc.	369,100	2,882,671
DCT Industrial Trust, Inc.	86,860	2,789,075
DiamondRock Hospitality Co.	58,034	682,480
DuPont Fabros Technology, Inc.	12,600	336,798
Education Realty Trust, Inc.	15,966	467,006
EPR Properties	13,700	697,193
Equity Commonwealth†	95,500	2,453,395
FelCor Lodging Trust, Inc.	129,300	1,043,451
First Industrial Realty Trust, Inc.	22,918	444,380
First Potomac Realty Trust	88,800	933,288
Franklin Street Properties Corp.	29,500	307,095
Getty Realty Corp.	26,400	416,064
Gladstone Commercial Corp.	13,300	191,520
Government Properties Income Trust#	62,400	988,416
Highwoods Properties, Inc.	10,600	402,164
Home Properties, Inc.	12,000	890,520
Hospitality Properties Trust	28,940	744,337
Ladder Capital Corp., Class A	163,500	2,547,330
LaSalle Hotel Properties	14,478	455,478
LTC Properties, Inc.	17,920	730,957
Mack-Cali Realty Corp.	163,890	3,069,660
Mid-America Apartment Communities, Inc.	2,577	202,526
New Residential Investment Corp.	213,000	3,016,080

Security Description	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Parkway Properties, Inc.	249,000	$3,944,160
Pebblebrook Hotel Trust	23,400	890,604
Pennsylvania Real Estate Investment Trust	54,580	1,082,867
PennyMac Mortgage Investment Trust	235,950	3,555,766
Potlatch Corp.	55,500	1,832,610
PS Business Parks, Inc.	6,500	474,240
QTS Realty Trust, Inc., Class A	5,700	229,083
RAIT Financial Trust	172,000	892,680
Redwood Trust, Inc.	267,130	3,897,427
Saul Centers, Inc.	2,200	108,548
Strategic Hotels & Resorts, Inc.†	13,800	186,162
Sunstone Hotel Investors, Inc.	79,508	1,099,596
Taubman Centers, Inc.	2,500	172,475
Urstadt Biddle Properties, Inc., Class A	14,200	254,606
Washington Real Estate Investment Trust#	44,500	1,094,700
WP GLIMCHER, Inc.	1,053	12,752

		63,811,691

Real Estate Operations & Development — 0.7%
Alexander & Baldwin, Inc.	37,300	1,261,859
Forestar Group, Inc.†	84,800	1,096,464
St. Joe Co.†#	65,500	1,142,975

		3,501,298

Recreational Centers — 0.1%
Steiner Leisure, Ltd.†	7,000	445,690

Recreational Vehicles — 0.0%
MCBC Holdings, Inc.†	11,300	168,370

Resorts/Theme Parks — 1.2%
SeaWorld Entertainment, Inc.#	226,400	4,029,920
Six Flags Entertainment Corp.	36,000	1,618,920

		5,648,840

Respiratory Products — 0.1%
Inogen, Inc.†	7,300	359,817

Retail - Apparel/Shoe — 2.6%
Abercrombie & Fitch Co., Class A#	84,500	1,678,170
Ascena Retail Group, Inc.†	237,490	2,866,504
Children’s Place, Inc.	49,400	2,960,048
DSW, Inc., Class A	142,890	4,242,404
Guess?, Inc.#	39,800	879,978

		12,627,104

Retail - Discount — 0.4%
Big Lots, Inc.	42,973	2,062,274
Ollie’s Bargain Outlet Holdings, Inc.†	3,900	69,771

		2,132,045

Retail - Hair Salons — 0.3%
Regis Corp.†	125,100	1,356,084

Retail - Home Furnishings — 0.5%
Pier 1 Imports, Inc.#	261,000	2,656,980

Retail - Leisure Products — 0.0%
Party City Holdco, Inc.†#	6,100	103,334

Retail - Pawn Shops — 0.2%
Cash America International, Inc.	28,500	786,600

Retail - Regional Department Stores — 0.4%
Dillard’s, Inc., Class A	22,640	2,094,426

Retail - Restaurants — 0.5%
Bob Evans Farms, Inc.	21,800	985,142
Bojangles’, Inc.†#	1,700	35,394
Dave & Buster’s Entertainment, Inc.†	10,600	365,064

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Retail - Restaurants (continued)
Fogo De Chao, Inc.†	2,200	$42,284
Jack in the Box, Inc.	3,400	265,812
Ruby Tuesday, Inc.†	11,600	76,328
Ruth’s Hospitality Group, Inc.	49,672	798,726

		2,568,750

Retail - Toy Stores — 0.1%
Build-A-Bear Workshop, Inc.†	14,700	288,120

Rubber - Tires — 0.7%
Cooper Tire & Rubber Co.	84,400	3,257,840

Rubber/Plastic Products — 0.0%
Myers Industries, Inc.	13,958	199,041

Satellite Telecom — 0.1%
Intelsat SA†#	25,300	244,651

Savings & Loans/Thrifts — 1.1%
BankFinancial Corp.	4,400	54,120
Beneficial Bancorp, Inc.†	51,858	645,114
Brookline Bancorp, Inc.	13,700	144,535
Charter Financial Corp.	49,900	626,245
Flushing Financial Corp.	27,900	556,605
Fox Chase Bancorp, Inc.	4,900	84,574
Northfield Bancorp, Inc.	112,800	1,688,616
OceanFirst Financial Corp.	10,220	188,252
Oritani Financial Corp.	11,200	168,896
Sterling Bancorp	24,320	341,210
Territorial Bancorp, Inc.	2,900	75,284
United Financial Bancorp, Inc.	17,600	220,880
Waterstone Financial, Inc.	4,700	60,536
WSFS Financial Corp.	13,874	381,951

		5,236,818

Schools — 0.2%
K12, Inc.†	73,800	975,636

Security Services — 0.1%
Ascent Capital Group, Inc., Class A†	12,400	348,192

Semiconductor Components - Integrated Circuits — 0.3%
Cypress Semiconductor Corp.	151,922	1,519,220
Pericom Semiconductor Corp.	14,200	172,956

		1,692,176

Semiconductor Equipment — 0.4%
Cohu, Inc.	60,609	587,907
Ultra Clean Holdings, Inc.†	61,700	418,943
Xcerra Corp.†	128,700	805,662

		1,812,512

Steel Pipe & Tube — 0.1%
Mueller Water Products, Inc., Class A	53,640	480,078

Steel - Producers — 0.5%
Schnitzer Steel Industries, Inc., Class A	66,300	1,147,653
Worthington Industries, Inc.	42,540	1,088,599

		2,236,252

Telecom Equipment - Fiber Optics — 0.0%
Harmonic, Inc.†	22,200	128,094

Telecom Services — 0.4%
EarthLink Holdings Corp.	113,200	949,748
FairPoint Communications, Inc.†	14,000	229,040
Vonage Holdings Corp.†	158,300	878,565
West Corp.	3,368	81,977

		2,139,330

Security Description	Shares	Value (Note 2)

Telecommunication Equipment — 0.2%
Comtech Telecommunications Corp.	27,400	$731,032

Telephone - Integrated — 0.3%
Cincinnati Bell, Inc.†	385,600	1,322,608
Windstream Holdings, Inc.#	16,400	117,916

		1,440,524

Textile - Apparel — 0.1%
Unifi, Inc.†	21,400	621,242

Therapeutics — 0.1%
Agios Pharmaceuticals, Inc.†#	3,700	319,680
Cara Therapeutics, Inc.†	7,600	144,096
Zafgen, Inc.†#	2,700	98,604

		562,380

Tobacco — 0.5%
Universal Corp.#	47,700	2,347,317

Transport - Air Freight — 0.3%
Atlas Air Worldwide Holdings, Inc.†	38,100	1,573,911

Transport - Equipment & Leasing — 0.1%
AMERCO	800	299,648

Transport - Marine — 0.0%
Frontline, Ltd.†#	38,800	103,208

Transport - Services — 0.4%
Matson, Inc.	47,500	1,789,800

Transport - Truck — 1.1%
ArcBest Corp.	39,220	1,132,673
Landstar System, Inc.	47,550	3,147,810
P.A.M. Transportation Services, Inc.†	9,082	350,838
USA Truck, Inc.†	29,200	576,700

		5,208,021

Travel Services — 0.1%
Liberty TripAdvisor Holdings, Inc., Class A†	25,600	649,472

Water — 0.3%
American States Water Co.	29,400	1,109,850
California Water Service Group	20,260	417,964

		1,527,814

Web Hosting/Design — 0.6%
Endurance International Group Holdings, Inc.†#	180,000	2,752,200

Web Portals/ISP — 0.2%
Blucora, Inc.†	67,600	943,696

Wire & Cable Products — 0.1%
General Cable Corp.	34,100	496,155

Wireless Equipment — 0.4%
InterDigital, Inc.	40,300	1,993,640

Total Long-Term Investment Securities
(cost $452,987,986)		474,663,999

SHORT-TERM INVESTMENT SECURITIES — 9.8%
Registered Investment Companies — 9.8%
State Street Navigator Securities Lending Prime Portfolio 0.21%(1)(3) (cost $47,599,278)	47,599,278	47,599,278

VALIC Company II Small Cap Value Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount	Value (Note 2)

REPURCHASE AGREEMENTS — 2.1%
Agreement with State Street Bank & Trust Co., bearing interest at 0.00%, dated 08/31/2015, to be repurchased 09/01/2015 in the amount $10,426,000 collateralized by $10,425,000 of United States Treasury Notes, bearing interest at 2.00% due 06/30/2020 and having an approximate value of $10,641,996 (cost $10,426,000)	$10,426,000	$10,426,000

TOTAL INVESTMENTS
(cost $511,013,264)(2)	109.3%	532,689,277
Liabilities in excess of other assets	(9.3)	(45,532,363)

NET ASSETS	100.0%	$487,156,914

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2)
(1)	At August 31, 2015, the Fund had loaned securities with a total value of $47,113,505. This was secured by collateral of $47,599,278, which was received in cash and subsequently invested in short-term investments currently valued at $47,599,278 as reported in the Portfolio of Investments.
(2)	See Note 5 for cost of investments on a tax basis.
(3)	The rate shown is the 7-day yield as of August 31, 2015.

ADR—American Depositary Receipt

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of August 31, 2015	Unrealized Appreciation (Depreciation)
65	Long	Russell 2000 E-Mini Index	September 2015	$7,982,840	$7,523,750	$(459,090)

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$474,663,999	$—	$—	$474,663,999
Short-Term Investment Securities	47,599,278	—	—	47,599,278
Repurchase Agreements	—	10,426,000	—	10,426,000

Total Investments at Value	$522,263,277	$10,426,000	$—	$532,689,277

LIABILITIES:
Other Financial Instruments:+
Futures Contracts	$459,090	$—	$—	$459,090

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

VALIC Company II Socially Responsible Fund

PORTFOLIO PROFILE — August 31, 2015 — (unaudited)

Industry Allocation*

Medical — Drugs	5.8%
Web Portals/ISP	3.7
Medical — Biomedical/Gene	3.6
Real Estate Investment Trusts	3.3
Banks — Super Regional	3.2
Applications Software	3.0
U.S. Government Treasuries	2.5
Retail — Restaurants	2.5
Multimedia	2.4
Electronic Components — Semiconductors	2.4
Cosmetics & Toiletries	2.1
Repurchase Agreements	2.1
Commercial Services — Finance	2.1
Finance — Credit Card	2.0
Electric — Integrated	2.0
Beverages — Non-alcoholic	1.9
Food — Misc./Diversified	1.9
Medical — HMO	1.8
Insurance — Multi-line	1.8
Insurance — Reinsurance	1.7
Diversified Manufacturing Operations	1.7
Retail — Building Products	1.7
Pipelines	1.7
Cable/Satellite TV	1.7
E-Commerce/Products	1.5
Retail — Drug Store	1.5
Oil Companies — Exploration & Production	1.4
Retail — Discount	1.2
Internet Content — Entertainment	1.1
Medical — Generic Drugs	1.1
Networking Products	1.1
Semiconductor Components — Integrated Circuits	1.0
Enterprise Software/Service	1.0
Banks — Fiduciary	1.0
Transport — Services	1.0
Computers — Memory Devices	0.9
Medical — Wholesale Drug Distribution	0.9
Oil — Field Services	0.9
Investment Management/Advisor Services	0.9
Transport — Rail	0.8
Oil Refining & Marketing	0.8
Insurance — Life/Health	0.8
Gas — Distribution	0.8
Diagnostic Equipment	0.7
Chemicals — Diversified	0.7
E-Commerce/Services	0.7
Diversified Banking Institutions	0.7
Auto/Truck Parts & Equipment — Original	0.7
Banks — Commercial	0.7
Auto — Cars/Light Trucks	0.7
Computer Services	0.6
Food — Retail	0.6
Finance — Other Services	0.5
Telephone — Integrated	0.5
Chemicals — Specialty	0.5
Machinery — Construction & Mining	0.5
Registered Investment Companies	0.5
Consumer Products — Misc.	0.5
Data Processing/Management	0.5
Medical Products	0.5
Athletic Footwear	0.5
Electronic Components — Misc.	0.5
Pharmacy Services	0.5
Electric Products — Misc.	0.4
Industrial Gases	0.4
Oil Companies — Integrated	0.4
Instruments — Scientific	0.4
Non-Hazardous Waste Disposal	0.4
Computers	0.4

Retail — Major Department Stores	0.4
Machinery — Farming	0.3
Food — Wholesale/Distribution	0.3
Auto — Heavy Duty Trucks	0.3
Advertising Agencies	0.3
Insurance — Property/Casualty	0.3
Semiconductor Equipment	0.3
Finance — Investment Banker/Broker	0.3
Steel — Producers	0.3
Office Automation & Equipment	0.2
Electronic Forms	0.2
Agricultural Chemicals	0.2
Agricultural Operations	0.2
Retail — Regional Department Stores	0.2
Retail — Apparel/Shoe	0.2
Industrial Automated/Robotic	0.2
Oil Field Machinery & Equipment	0.2
Airlines	0.2
Tools — Hand Held	0.2
Medical — Hospitals	0.2
Television	0.2
Medical Instruments	0.2
Paper & Related Products	0.2
Engines — Internal Combustion	0.2
Coatings/Paint	0.2
Hotels/Motels	0.2
Apparel Manufacturers	0.1
Advertising Services	0.1
Distribution/Wholesale	0.1
Machinery — General Industrial	0.1
Internet Security	0.1
Home Decoration Products	0.1
Oil & Gas Drilling	0.1
Motorcycle/Motor Scooter	0.1
Appliances	0.1
Entertainment Software	0.1
Insurance Brokers	0.1
Medical Information Systems	0.1
Savings & Loans/Thrifts	0.1
Telecom Services	0.1
Cruise Lines	0.1
Retail — Office Supplies	0.1
Wireless Equipment	0.1
Electronic Measurement Instruments	0.1
Telecommunication Equipment	0.1

100.4%

*	Calculated as a percentage of net assets

VALIC Company II Socially Responsible Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 (unaudited)

Security Description	Shares	Value (Note 2)

COMMON STOCKS — 95.3%
Advertising Agencies — 0.3%
Interpublic Group of Cos., Inc.	12,204	$230,411
Omnicom Group, Inc.	26,872	1,799,887

		2,030,298

Advertising Services — 0.1%
Nielsen Holdings PLC	22,844	1,033,234

Agricultural Chemicals — 0.2%
CF Industries Holdings, Inc.	11,405	654,419
Mosaic Co.	24,573	1,003,315

		1,657,734

Agricultural Operations — 0.2%
Archer-Daniels-Midland Co.	35,463	1,595,480

Airlines — 0.2%
Delta Air Lines, Inc.	28,016	1,226,540
Southwest Airlines Co.	4,938	181,225

		1,407,765

Apparel Manufacturers — 0.1%
VF Corp.	14,829	1,074,064

Appliances — 0.1%
Whirlpool Corp.	4,351	731,403

Applications Software — 3.0%
Citrix Systems, Inc.†	3,558	242,336
Intuit, Inc.	19,219	1,648,029
Microsoft Corp.	397,894	17,316,347
Red Hat, Inc.†	1,310	94,595
Salesforce.com, Inc.†	30,739	2,132,057

		21,433,364

Athletic Footwear — 0.5%
NIKE, Inc., Class B	30,354	3,392,059

Audio/Video Products — 0.0%
Harman International Industries, Inc.	2,132	208,382

Auto - Cars/Light Trucks — 0.7%
Ford Motor Co.	341,193	4,732,347

Auto - Heavy Duty Trucks — 0.3%
PACCAR, Inc.	36,270	2,138,842

Auto/Truck Parts & Equipment - Original — 0.7%
BorgWarner, Inc.	18,620	812,577
Delphi Automotive PLC	29,597	2,235,165
Johnson Controls, Inc.	43,570	1,792,470

		4,840,212

Banks - Commercial — 0.7%
BB&T Corp.	65,206	2,407,406
M&T Bank Corp.	13,947	1,649,093
Regions Financial Corp.	74,610	715,510

		4,772,009

Banks - Fiduciary — 1.0%
Bank of New York Mellon Corp.	116,409	4,633,078
Northern Trust Corp.	18,835	1,315,436
State Street Corp.	17,379	1,249,898

		7,198,412

Banks - Super Regional — 3.2%
Capital One Financial Corp.	36,905	2,869,364
Comerica, Inc.	30,552	1,344,288
Fifth Third Bancorp	155,600	3,099,552
Huntington Bancshares, Inc.	42,795	466,894
KeyCorp	51,718	710,605

Security Description	Shares	Value (Note 2)

Banks - Super Regional (continued)
PNC Financial Services Group, Inc.	56,667	$5,163,497
SunTrust Banks, Inc.	46,114	1,861,622
US Bancorp	189,458	8,023,546

		23,539,368

Beverages - Non-alcoholic — 1.9%
Coca-Cola Enterprises, Inc.	17,913	922,340
Dr Pepper Snapple Group, Inc.	15,893	1,219,470
Monster Beverage Corp.†	5,396	747,130
PepsiCo, Inc.	118,909	11,050,214

		13,939,154

Building Products - Cement — 0.0%
Vulcan Materials Co.	1,917	179,470

Building Products - Wood — 0.0%
Masco Corp.	12,078	316,806

Cable/Satellite TV — 1.7%
Comcast Corp., Class A	148,713	8,377,003
Time Warner Cable, Inc.	19,487	3,624,972

		12,001,975

Chemicals - Diversified — 0.7%
Eastman Chemical Co.	19,559	1,417,245
LyondellBasell Industries NV, Class A	17,200	1,468,536
PPG Industries, Inc.	23,186	2,209,394

		5,095,175

Chemicals - Specialty — 0.5%
Ecolab, Inc.	22,148	2,417,233
International Flavors & Fragrances, Inc.	8,059	882,863
Sigma-Aldrich Corp.	3,139	437,608

		3,737,704

Coatings/Paint — 0.2%
Sherwin-Williams Co.	4,657	1,191,307

Coffee — 0.0%
Keurig Green Mountain, Inc.	4,570	258,662

Commercial Services - Finance — 2.1%
Automatic Data Processing, Inc.	44,099	3,409,735
H&R Block, Inc.	2,355	80,117
MasterCard, Inc., Class A	57,145	5,278,484
McGraw Hill Financial, Inc.	16,048	1,556,495
Moody’s Corp.	9,373	958,952
PayPal Holdings, Inc.†	63,362	2,217,670
Western Union Co.#	88,478	1,631,534

		15,132,987

Computer Aided Design — 0.0%
Autodesk, Inc.†	4,946	231,226

Computer Services — 0.6%
Accenture PLC, Class A	28,857	2,720,349
Cognizant Technology Solutions Corp., Class A†	24,122	1,518,239
Teradata Corp.†	3,325	97,190

		4,335,778

Computer Software — 0.0%
Akamai Technologies, Inc.†	3,402	242,597

Computers — 0.4%
Hewlett-Packard Co.	106,712	2,994,339

Computers - Memory Devices — 0.9%
EMC Corp.	153,484	3,817,147
NetApp, Inc.	7,026	224,551
SanDisk Corp.	9,401	512,919

VALIC Company II Socially Responsible Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 (unaudited) — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Computers - Memory Devices (continued)
Seagate Technology PLC#	19,573	$1,006,052
Western Digital Corp.	13,380	1,096,625

		6,657,294

Consumer Products - Misc. — 0.5%
Kimberly-Clark Corp.	33,770	3,597,518

Cosmetics & Toiletries — 2.1%
Colgate-Palmolive Co.	90,365	5,675,826
Procter & Gamble Co.	140,267	9,912,669

		15,588,495

Cruise Lines — 0.1%
Royal Caribbean Cruises, Ltd.	5,489	483,910

Data Processing/Management — 0.5%
Fidelity National Information Services, Inc.	27,919	1,928,086
Fiserv, Inc.†	16,641	1,418,978
Paychex, Inc.	4,220	188,465

		3,535,529

Diagnostic Equipment — 0.7%
Danaher Corp.	61,390	5,342,158

Dialysis Centers — 0.0%
DaVita HealthCare Partners, Inc.†	3,620	273,817

Distribution/Wholesale — 0.1%
Fastenal Co.#	15,084	581,337
WW Grainger, Inc.	1,982	442,858

		1,024,195

Diversified Banking Institutions — 0.7%
Goldman Sachs Group, Inc.	25,999	4,903,411

Diversified Manufacturing Operations — 1.7%
3M Co.	47,331	6,727,629
Eaton Corp. PLC	41,717	2,380,372
Illinois Tool Works, Inc.	26,621	2,250,273
Parker-Hannifin Corp.	7,312	787,210
Pentair PLC	7,249	400,797

		12,546,281

E-Commerce/Products — 1.5%
Amazon.com, Inc.†	18,318	9,395,119
eBay, Inc.†	63,362	1,717,744

		11,112,863

E-Commerce/Services — 0.7%
Expedia, Inc.	2,780	319,672
Netflix, Inc.†	15,407	1,772,267
Priceline Group, Inc.†	2,304	2,876,867

		4,968,806

Electric Products - Misc. — 0.4%
AMETEK, Inc.	3,247	174,754
Emerson Electric Co.	64,491	3,077,510

		3,252,264

Electric - Integrated — 2.0%
AES Corp.	49,232	590,784
CMS Energy Corp.	58,662	1,922,940
Consolidated Edison, Inc.	93,693	5,894,227
Eversource Energy	74,663	3,527,080
Pepco Holdings, Inc.	8,769	201,512
TECO Energy, Inc.	20,371	429,217
WEC Energy Group, Inc.	38,347	1,827,234

		14,392,994

Security Description	Shares	Value (Note 2)

Electronic Components - Misc. — 0.5%
Corning, Inc.	75,556	$1,300,319
Garmin, Ltd.#	15,409	579,532
TE Connectivity, Ltd.	23,655	1,402,505

		3,282,356

Electronic Components - Semiconductors — 2.4%
Altera Corp.	14,621	709,849
Avago Technologies, Ltd.	14,259	1,796,206
Broadcom Corp., Class A	31,476	1,626,365
Intel Corp.	270,103	7,708,740
Microchip Technology, Inc.#	7,483	318,027
Micron Technology, Inc.†	39,222	643,633
NVIDIA Corp.	14,931	335,649
Texas Instruments, Inc.	86,464	4,136,438

		17,274,907

Electronic Forms — 0.2%
Adobe Systems, Inc.†	21,188	1,664,741

Electronic Measurement Instruments — 0.1%
Agilent Technologies, Inc.	10,958	397,885

Engines - Internal Combustion — 0.2%
Cummins, Inc.	10,180	1,239,415

Enterprise Software/Service — 1.0%
CA, Inc.	27,903	761,473
Oracle Corp.	178,768	6,630,505

		7,391,978

Entertainment Software — 0.1%
Electronic Arts, Inc.†	10,628	703,042

Finance - Credit Card — 2.0%
Alliance Data Systems Corp.†	3,988	1,025,674
American Express Co.	57,742	4,429,966
Discover Financial Services	32,069	1,723,067
Visa, Inc., Class A	104,863	7,476,732

		14,655,439

Finance - Investment Banker/Broker — 0.3%
Charles Schwab Corp.	62,836	1,908,958

Finance - Other Services — 0.5%
CME Group, Inc.	24,376	2,302,069
Intercontinental Exchange, Inc.	6,614	1,510,704

		3,812,773

Food - Misc./Diversified — 1.9%
Campbell Soup Co.#	1,778	85,326
ConAgra Foods, Inc.	12,812	534,004
General Mills, Inc.	81,087	4,602,498
Kellogg Co.	9,848	652,726
Kraft Heinz Co.	38,883	2,825,239
Mondelez International, Inc., Class A	120,559	5,106,879

		13,806,672

Food - Retail — 0.6%
Kroger Co.	105,180	3,628,710
Whole Foods Market, Inc.	13,342	437,084

		4,065,794

Food - Wholesale/Distribution — 0.3%
Sysco Corp.	59,026	2,353,367

Gas - Distribution — 0.8%
AGL Resources, Inc.	27,053	1,649,962
CenterPoint Energy, Inc.	22,382	416,753
NiSource, Inc.	36,845	618,628

VALIC Company II Socially Responsible Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 (unaudited) — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Gas - Distribution (continued)
Sempra Energy	30,985	$2,938,927

		5,624,270

Home Decoration Products — 0.1%
Newell Rubbermaid, Inc.	22,192	934,949

Hotels/Motels — 0.2%
Marriott International, Inc., Class A	6,919	488,897
Starwood Hotels & Resorts Worldwide, Inc.	8,905	636,440

		1,125,337

Industrial Automated/Robotic — 0.2%
Rockwell Automation, Inc.	13,285	1,485,662

Industrial Gases — 0.4%
Air Products & Chemicals, Inc.	19,598	2,734,509
Airgas, Inc.	5,209	502,773

		3,237,282

Instruments - Scientific — 0.4%
Thermo Fisher Scientific, Inc.	24,913	3,123,343

Insurance Brokers — 0.1%
Aon PLC	1,065	99,513
Marsh & McLennan Cos., Inc.	10,268	551,700

		651,213

Insurance - Life/Health — 0.8%
Aflac, Inc.	35,412	2,075,143
Principal Financial Group, Inc.	11,542	581,140
Prudential Financial, Inc.	36,920	2,979,444

		5,635,727

Insurance - Multi-line — 1.8%
ACE, Ltd.	27,968	2,857,211
Allstate Corp.	37,523	2,186,840
Cincinnati Financial Corp.	6,024	315,236
Hartford Financial Services Group, Inc.	20,221	929,155
Loews Corp.	55,265	2,014,409
MetLife, Inc.	84,849	4,250,935
XL Group PLC	4,633	172,765

		12,726,551

Insurance - Property/Casualty — 0.3%
Travelers Cos., Inc.	20,300	2,020,865

Insurance - Reinsurance — 1.7%
Berkshire Hathaway, Inc., Class B†	93,802	12,573,220

Internet Content - Entertainment — 1.1%
Facebook, Inc., Class A†	92,128	8,239,007

Internet Security — 0.1%
Symantec Corp.	45,635	935,061

Investment Management/Advisor Services — 0.9%
Ameriprise Financial, Inc.	12,211	1,375,813
BlackRock, Inc.	9,792	2,961,786
Franklin Resources, Inc.	20,511	832,337
Invesco, Ltd.	13,676	466,488
T. Rowe Price Group, Inc.	7,505	539,460

		6,175,884

Machinery - Construction & Mining — 0.5%
Caterpillar, Inc.	47,630	3,640,837

Machinery - Farming — 0.3%
Deere & Co.	30,086	2,460,433

Machinery - General Industrial — 0.1%
Roper Technologies, Inc.	6,157	997,988

Security Description	Shares	Value (Note 2)

Medical Information Systems — 0.1%
Cerner Corp.†	9,543	$589,376

Medical Instruments — 0.2%
Boston Scientific Corp.†	9,723	162,763
Edwards Lifesciences Corp.†	2,108	296,975
Intuitive Surgical, Inc.†	889	454,235
St. Jude Medical, Inc.	6,253	442,775

		1,356,748

Medical Products — 0.5%
Baxter International, Inc.	31,938	1,228,016
Becton Dickinson and Co.	7,289	1,027,895
Stryker Corp.	12,524	1,235,492

		3,491,403

Medical - Biomedical/Gene — 3.6%
Alexion Pharmaceuticals, Inc.†	8,732	1,503,563
Amgen, Inc.	44,423	6,742,523
Biogen, Inc.†	10,724	3,188,245
Celgene Corp.†	37,522	4,430,598
Gilead Sciences, Inc.	68,865	7,235,646
Regeneron Pharmaceuticals, Inc.†	3,452	1,772,602
Vertex Pharmaceuticals, Inc.†	9,364	1,194,097

		26,067,274

Medical - Drugs — 5.8%
Abbott Laboratories	138,952	6,293,136
AbbVie, Inc.	171,651	10,712,739
Baxalta, Inc.	31,938	1,122,621
Bristol-Myers Squibb Co.	88,683	5,273,978
Endo International PLC†	6,372	490,644
Johnson & Johnson	176,549	16,592,075
Zoetis, Inc.	33,254	1,492,107

		41,977,300

Medical - Generic Drugs — 1.1%
Allergan PLC†	21,366	6,489,709
Mylan NV†	12,336	611,742
Perrigo Co. PLC	5,566	1,018,411

		8,119,862

Medical - HMO — 1.8%
Aetna, Inc.	14,848	1,700,393
Anthem, Inc.	10,810	1,524,751
Cigna Corp.	11,462	1,613,735
Humana, Inc.	7,755	1,417,536
UnitedHealth Group, Inc.	58,632	6,783,722

		13,040,137

Medical - Hospitals — 0.2%
HCA Holdings, Inc.†	16,244	1,407,055

Medical - Wholesale Drug Distribution — 0.9%
AmerisourceBergen Corp.	20,567	2,057,523
Cardinal Health, Inc.	20,920	1,721,088
McKesson Corp.	12,746	2,518,355

		6,296,966

Motorcycle/Motor Scooter — 0.1%
Harley-Davidson, Inc.	13,181	738,795

Multimedia — 2.4%
Time Warner, Inc.	49,528	3,521,441
Twenty-First Century Fox, Inc., Class A	90,223	2,471,208
Viacom, Inc., Class B	32,225	1,313,813
Walt Disney Co.	100,359	10,224,575

		17,531,037

VALIC Company II Socially Responsible Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 (unaudited) — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Networking Products — 1.1%
Cisco Systems, Inc.	305,307	$7,901,345

Non-Hazardous Waste Disposal — 0.4%
Republic Services, Inc.	42,928	1,759,189
Waste Management, Inc.	25,579	1,280,485

		3,039,674

Office Automation & Equipment — 0.2%
Pitney Bowes, Inc.	13,968	276,706
Xerox Corp.	140,125	1,425,071

		1,701,777

Oil & Gas Drilling — 0.1%
Ensco PLC, Class A	48,960	886,666

Oil Companies - Exploration & Production — 1.4%
Anadarko Petroleum Corp.	28,974	2,073,959
Apache Corp.	38,248	1,730,340
Cabot Oil & Gas Corp.	11,446	270,927
Chesapeake Energy Corp.#	35,208	274,974
Devon Energy Corp.	34,331	1,464,560
EOG Resources, Inc.	30,897	2,419,544
EQT Corp.	7,872	612,599
Noble Energy, Inc.	7,726	258,126
Pioneer Natural Resources Co.	6,458	794,721

		9,899,750

Oil Companies - Integrated — 0.4%
Marathon Oil Corp.	108,246	1,871,573
Murphy Oil Corp.	41,807	1,296,017

		3,167,590

Oil Field Machinery & Equipment — 0.2%
National Oilwell Varco, Inc.	33,660	1,424,828

Oil Refining & Marketing — 0.8%
Marathon Petroleum Corp.	19,530	923,964
Phillips 66	42,027	3,323,075
Valero Energy Corp.	30,306	1,798,358

		6,045,397

Oil - Field Services — 0.9%
Baker Hughes, Inc.	18,793	1,052,408
Schlumberger, Ltd.	66,857	5,172,726

		6,225,134

Paper & Related Products — 0.2%
International Paper Co.	31,337	1,351,878

Pharmacy Services — 0.5%
Express Scripts Holding Co.†	39,140	3,272,104

Pipelines — 1.7%
Columbia Pipeline Group, Inc.	36,845	934,389
Kinder Morgan, Inc.	121,187	3,927,671
ONEOK, Inc.	25,861	931,255
Spectra Energy Corp.	125,039	3,634,884
Williams Cos., Inc.	54,892	2,645,794

		12,073,993

Publishing - Newspapers — 0.0%
News Corp., Class A†	11,319	154,278

Real Estate Investment Trusts — 3.3%
American Tower Corp.	34,884	3,215,956
AvalonBay Communities, Inc.	3,894	642,744
Boston Properties, Inc.	4,161	471,774
Crown Castle International Corp.	46,061	3,841,027
Equity Residential	31,050	2,212,312

Security Description	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
General Growth Properties, Inc.	19,039	$483,210
HCP, Inc.	44,743	1,658,176
Health Care REIT, Inc.	17,455	1,105,774
Host Hotels & Resorts, Inc.	48,343	857,121
Macerich Co.	4,196	319,651
Prologis, Inc.	21,297	809,286
Public Storage	5,377	1,082,229
Simon Property Group, Inc.	26,848	4,814,383
Ventas, Inc.	10,682	587,724
Vornado Realty Trust	12,768	1,113,242
Weyerhaeuser Co.	20,390	569,697

		23,784,306

Real Estate Management/Services — 0.0%
CBRE Group, Inc., Class A†	2,702	86,518

Rental Auto/Equipment — 0.0%
United Rentals, Inc.†	2,286	158,488

Retail - Apparel/Shoe — 0.2%
Gap, Inc.	15,872	520,760
L Brands, Inc.	11,680	979,952

		1,500,712

Retail - Automobile — 0.0%
CarMax, Inc.†	3,681	224,541

Retail - Building Products — 1.7%
Home Depot, Inc.	78,570	9,150,262
Lowe’s Cos., Inc.	44,259	3,061,395

		12,211,657

Retail - Consumer Electronics — 0.0%
Best Buy Co., Inc.	7,266	266,953

Retail - Discount — 1.2%
Costco Wholesale Corp.	37,184	5,207,619
Target Corp.	45,281	3,518,787

		8,726,406

Retail - Drug Store — 1.5%
CVS Health Corp.	67,391	6,900,838
Walgreens Boots Alliance, Inc.	46,192	3,997,918

		10,898,756

Retail - Jewelry — 0.0%
Tiffany & Co.	1,850	152,163

Retail - Major Department Stores — 0.4%
TJX Cos., Inc.	39,846	2,801,971

Retail - Office Supplies — 0.1%
Staples, Inc.	30,753	437,000

Retail - Regional Department Stores — 0.2%
Kohl’s Corp.	3,340	170,440
Macy’s, Inc.	23,549	1,380,207

		1,550,647

Retail - Restaurants — 2.5%
Chipotle Mexican Grill, Inc.†	725	514,757
Darden Restaurants, Inc.	6,709	456,279
McDonald’s Corp.	108,826	10,340,646
Starbucks Corp.	78,825	4,312,516
Yum! Brands, Inc.	29,101	2,321,387

		17,945,585

Rubber - Tires — 0.0%
Goodyear Tire & Rubber Co.	4,867	144,891

VALIC Company II Socially Responsible Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 (unaudited) — (continued)

Security Description	Shares	Value (Note 2)

COMMON STOCKS (continued)
Savings & Loans/Thrifts — 0.1%
People’s United Financial, Inc.	33,927	$525,869

Semiconductor Components - Integrated Circuits — 1.0%
Analog Devices, Inc.	37,420	2,090,281
QUALCOMM, Inc.	93,801	5,307,261

		7,397,542

Semiconductor Equipment — 0.3%
Applied Materials, Inc.	64,853	1,043,160
KLA-Tencor Corp.	17,343	869,058

		1,912,218

Steel - Producers — 0.3%
Nucor Corp.	41,655	1,803,245

Telecom Services — 0.1%
Level 3 Communications, Inc.†	10,841	484,918

Telecommunication Equipment — 0.1%
Juniper Networks, Inc.	13,654	351,044

Telephone - Integrated — 0.5%
AT&T, Inc.	59,878	1,987,949
CenturyLink, Inc.	46,675	1,262,092
Frontier Communications Corp.#	110,966	562,598

		3,812,639

Television — 0.2%
CBS Corp., Class B	30,146	1,363,805

Tools - Hand Held — 0.2%
Stanley Black & Decker, Inc.	13,862	1,407,270

Toys — 0.0%
Mattel, Inc.#	13,206	309,417

Transport - Rail — 0.8%
CSX Corp.	28,533	781,233
Norfolk Southern Corp.	10,465	815,328
Union Pacific Corp.	53,201	4,561,454

		6,158,015

Transport - Services — 1.0%
FedEx Corp.	10,442	1,572,670
United Parcel Service, Inc., Class B	56,811	5,547,594

		7,120,264

Vitamins & Nutrition Products — 0.0%
Mead Johnson Nutrition Co.	4,160	325,894

Web Portals/ISP — 3.7%
Google, Inc., Class A†	14,296	9,261,235
Google, Inc., Class C†	26,767	16,548,698
Yahoo!, Inc.†	40,009	1,289,890

		27,099,823

Security Description	Shares/ Principal Amount	Value (Note 2)

Wireless Equipment — 0.1%
Motorola Solutions, Inc.	6,303	$408,560

Total Long-Term Investment Securities
(cost $571,067,779)		692,398,128

SHORT-TERM INVESTMENT SECURITIES — 3.0%
Registered Investment Companies — 0.5%
State Street Navigator Securities Lending Prime Portfolio 0.21%(1)(4)	3,600,710	3,600,710

U.S. Government Treasuries — 2.5%
United States Treasury Bills
0.03% due 09/03/2015	$5,000,000	5,000,000
0.02% due 09/10/2015(2)	3,200,000	3,199,997
0.04% due 09/17/2015	10,000,000	10,000,010

		18,200,007

Total Short-Term Investment Securities
(cost $21,800,536)		21,800,717

REPURCHASE AGREEMENTS — 2.1%
State Street Bank & Trust Co. Joint Repurchase Agreement(3) (cost $15,260,000)	15,260,000	15,260,000

TOTAL INVESTMENTS
(cost $608,128,315)(5)	100.4%	729,458,845
Liabilities in excess of other assets	(0.4)	(2,998,831)

NET ASSETS	100.0%	$726,460,014

†	Non-income producing security
#	The security or a portion thereof is out on loan (see Note 2)
(1)	At August 31, 2015, the Fund had loaned securities with a total value of $4,095,900. This was secured by collateral of $3,600,710 which was received in cash and subsequently invested in short-term investments currently valued at $3,600,710 as reported in the Portfolio of Investments. Additional collateral of $574,978 was received in the form of fixed income pooled securities, which the Fund cannot sell or repledge and accordingly are not reflected in the Fund’s assets and liabilities.

The components of the fixed income pooled securities referenced above are as follows:

Securities	Coupon Range	Maturity Date Range	Value as of August 31, 2015
United States Treasury Notes/Bonds	0.12% to 8.88%	11/15/2015 to 05/15/2044	$574,978

(2)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(3)	See Note 2 for details of Joint Repurchase Agreements.
(4)	The rate shown is the 7-day yield as of August 31, 2015.
(5)	See Note 5 for cost of investments on a tax basis.

Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of August 31, 2015	Unrealized Appreciation (Depreciation)
344	Long	S&P 500 E-Mini Index	September 2015	35,918,122	33,870,240	$(2,047,882)

VALIC Company II Socially Responsible Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 (unaudited) — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Common Stocks	$692,398,128	$—	$—	$692,398,128
Short-Term Investment Securities:
Registered Investment Companies	3,600,710	—	—	3,600,710
U.S. Government Treasuries	—	18,200,007	—	18,200,007
Repurchase Agreements	—	15,260,000	—	15,260,000

Total Investments at Value	$695,998,838	$33,460,007	$—	$729,458,845

LIABILITIES:
Other Financial Instruments:+
Open Futures Contracts	$2,047,882	$—	$—	$2,047,882

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Financial Statements

VALIC Company II Strategic Bond Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited)

Industry Allocation*

United States Treasury Notes	10.0%
Sovereign	10.0
Diversified Banking Institutions	5.9
Banks — Commercial	5.3
Registered Investment Companies	4.6
Time Deposits	3.9
Oil Companies — Exploration & Production	3.3
Federal National Mtg. Assoc.	2.7
Electric — Integrated	2.5
Telephone — Integrated	2.4
Pipelines	1.8
Medical — Drugs	1.6
Oil Companies — Integrated	1.5
Medical — Hospitals	1.3
Cellular Telecom	1.2
Real Estate Investment Trusts	1.2
Federal Home Loan Mtg. Corp.	1.2
Diversified Financial Services	1.1
Paper & Related Products	1.0
Telecom Services	0.9
Casino Hotels	0.9
United States Treasury Bonds	0.9
Cable/Satellite TV	0.9
Insurance — Multi-line	0.8
Auto — Cars/Light Trucks	0.8
Airlines	0.8
Diversified Manufacturing Operations	0.7
Printing — Commercial	0.6
Finance — Consumer Loans	0.6
Finance — Leasing Companies	0.6
Aerospace/Defense — Equipment	0.6
Banks — Money Center	0.6
Food — Retail	0.6
Publishing — Periodicals	0.6
Real Estate Operations & Development	0.6
Steel — Producers	0.5
Commercial Services — Finance	0.5
Banks — Super Regional	0.5
Insurance — Life/Health	0.5
Savings & Loans/Thrifts	0.5
Independent Power Producers	0.5
Investment Management/Advisor Services	0.5
Chemicals — Specialty	0.5
Internet Connectivity Services	0.5
Computers	0.5
Finance — Auto Loans	0.5
Oil Refining & Marketing	0.5
Distribution/Wholesale	0.4
Diversified Minerals	0.4
Containers — Metal/Glass	0.4
Aerospace/Defense	0.4
Retail — Restaurants	0.4
Publishing — Newspapers	0.4
Satellite Telecom	0.4
Finance — Other Services	0.4
Chemicals — Diversified	0.4
Electronic Components — Semiconductors	0.4
Building Products — Cement	0.4
Electric — Distribution	0.4
Disposable Medical Products	0.3
Food — Dairy Products	0.3
Auto/Truck Parts & Equipment — Original	0.3
Insurance — Mutual	0.3
Medical — Generic Drugs	0.3
Multimedia	0.3
Telecommunication Equipment	0.3
Gambling (Non-Hotel)	0.3
Municipal Bonds & Notes	0.2
Airport Development/Maintenance	0.3
Machinery — Farming	0.3

Government National Mtg. Assoc.	0.3
Medical Labs & Testing Services	0.3
Specified Purpose Acquisitions	0.3
Brewery	0.3
Agricultural Chemicals	0.3
Beverages — Wine/Spirits	0.3
Gold Mining	0.3
Wire & Cable Products	0.3
Theaters	0.3
Containers — Paper/Plastic	0.3
Retail — Appliances	0.3
Building Societies	0.3
Alternative Waste Technology	0.3
Oil & Gas Drilling	0.3
Coal	0.3
Food — Meat Products	0.3
E-Commerce/Services	0.2
Sovereign Agency	0.2
Banks — Special Purpose	0.2
Finance — Mortgage Loan/Banker	0.2
Music	0.2
Real Estate Management/Services	0.2
Finance — Commercial	0.2
Auto — Heavy Duty Trucks	0.2
Medical Products	0.2
Rental Auto/Equipment	0.2
SupraNational Banks	0.2
Food — Misc./Diversified	0.2
Metal — Iron	0.2
Finance — Credit Card	0.2
Machinery — General Industrial	0.2
Electric — Generation	0.2
Building — Residential/Commercial	0.2
Enterprise Software/Service	0.2
Batteries/Battery Systems	0.2
Insurance — Reinsurance	0.2
Retail — Computer Equipment	0.2
Retail — Regional Department Stores	0.2
Food — Wholesale/Distribution	0.2
Publishing — Books	0.2
Coatings/Paint	0.2
Banks — Fiduciary	0.2
Travel Services	0.2
Retail — Discount	0.2
Building & Construction — Misc.	0.2
Financial Guarantee Insurance	0.2
Cosmetics & Toiletries	0.2
Security Services	0.2
Dialysis Centers	0.2
Networking Products	0.2
Retail — Drug Store	0.2
Oil — Field Services	0.2
Semiconductor Components — Integrated Circuits	0.2
Petrochemicals	0.1
Transport — Rail	0.1
Cruise Lines	0.1
Broadcast Services/Program	0.1
Hotels/Motels	0.1
Food — Flour & Grain	0.1
Beverages — Non-alcoholic	0.1
Gas — Transportation	0.1
Energy — Alternate Sources	0.1
Tools — Hand Held	0.1
Electronic Components — Misc.	0.1
Medical — HMO	0.1
Advertising Services	0.1
Metal — Copper	0.1
Firearms & Ammunition	0.1
Radio	0.1

VALIC Company II Strategic Bond Fund

PORTFOLIO PROFILE — August 31, 2015 (unaudited) — (continued)

Industry Allocation (continued)

Consumer Products — Misc.	0.1%
Foreign Government Obligations	0.1
Steel Pipe & Tube	0.1
Building Products — Wood	0.1
Transport — Marine	0.1
Schools	0.1
Metal — Diversified	0.1
Computer Services	0.1
Steel — Specialty	0.1
Chemicals — Plastics	0.1
Building — Heavy Construction	0.1
Trucking/Leasing	0.1
Medical — Biomedical/Gene	0.1
Appliances	0.1
Retail — Major Department Stores	0.1
Machinery — Construction & Mining	0.1
Transport — Services	0.1
Finance — Investment Banker/Broker	0.1
Electric — Transmission	0.1
Tennessee Valley Authority	0.1

103.8%

Credit Quality†#

Aaa	18.3%
Aa	3.7
A	13.2
Baa	18.9
Ba	15.8
B	19.9
Caa	6.1
Ca	0.1
Not Rated@	4.0

100.0%

†	Source: Moody’s
#	Calculated as a percentage of total debt issues.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015

Security Description	Principal Amount(6)	Value (Note 2)

ASSET BACKED SECURITIES — 0.7%
Diversified Financial Services — 0.7%
American Express Credit Account Master Trust Series 2014-3, Class A 1.49% due 04/15/2020	$100,000	$100,684
AmeriCredit Automobile Receivables Trust Series 2013-3, Class D 3.00% due 07/08/2019	115,000	116,957
Applebee’s Funding LLC/IHOP Funding LLC Series 2014-1, Class A2 4.28% due 09/05/2044*	87,000	88,626
Asset Backed Securities Corp. Home Equity Loan Trust FRS Series 2004-HE7, Class M2 1.77% due 10/25/2034	160,452	149,912
B2R Mtg. Trust Series 2015-1,Class A1 2.52% due 05/15/2048*	108,104	106,974
BA Credit Card Trust Series 2015-A2,Class A 1.36% due 09/15/2020	134,000	133,766
CarMax Auto Owner Trust Series 2014-2, Class C 2.08% due 01/15/2020	54,000	54,124
Chase Issuance Trust FRS Series 2014-A5, Class A5 0.57% due 04/15/2021	241,000	241,070
Citibank Credit Card Issuance Trust Series 2014-A2, Class A2 1.02% due 02/22/2019	174,000	173,920
Citigroup Commercial Mtg. Trust Series 2014-GC19, Class A2 2.79% due 03/10/2047(1)	226,000	231,224
Citigroup Commercial Mtg. Trust Series 2014-GC23, Class A2 2.85% due 07/10/2047(1)	172,000	176,118
Citigroup Commercial Mtg. Trust Series 2013-GC17, Class A2 2.96% due 11/10/2046(1)	619,000	637,015
Commercial Mtg. Trust Series 2014-UBS2, Class A2 2.82% due 03/10/2047(1)	298,000	305,159
Commercial Mtg. Trust Series 2015-DC1, Class A2 2.87% due 02/10/2048(1)	80,000	82,079
Core Industrial Trust Series 2015-1, Class A 3.04% due 02/10/2034*(1)	207,000	207,486
Countrywide Home Loan Mtg. Pass Through Trust Series 2005-6, Class 1A11 5.25% due 02/25/2026(2)	121,177	122,397
DB Master Finance LLC Series 2015-1A, Class A2II 3.98% due 02/20/2045*	67,660	67,703
Dell Equipment Finance Trust Series 2015-1,Class A3 1.30% due 03/23/2020*	134,000	133,491
First Franklin Mtg. Loan Trust FRS Series 2006-FF15, Class A5 0.36% due 11/25/2036	181,513	158,526
Ford Credit Auto Owner Trust Series 2014-C,Class B 1.97% due 04/15/2020	119,000	120,041
Ford Credit Auto Owner Trust Series 2015-2, Class A 2.44% due 01/15/2027*	120,000	120,843
Ford Credit Floorplan Master Owner Trust Series 2014-4, Class A1 1.40% due 08/15/2019	171,000	170,869

Security Description	Principal Amount(6)	Value (Note 2)

Diversified Financial Services (continued)
GS Mtg. Securities Trust Series 2015-GC28, Class A2 2.90% due 02/10/2048(1)	$75,000	$76,796
JPMBB Commercial Mtg. Securities Trust Series 2013-C15, Class A2 2.98% due 11/15/2045(1)	365,000	375,554
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class A2 3.10% due 12/15/2047(1)	229,000	236,653
Nissan Auto Lease Trust Series 2014-A, Class A4 1.04% due 10/15/2019	295,000	295,117
Santander Drive Auto Receivables Trust Series 2014-5, Class C 2.46% due 06/15/2020	242,000	243,348
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A 2.05% due 06/20/2031*	56,572	56,935
Sierra Timeshare Receivables Funding LLC Series 2015-2A, Class A 2.43% due 06/20/2032*	92,894	93,051
Wells Fargo Commercial Mtg. Trust Series BH3-C26, Class A2 2.66% due 02/15/2048(1)	200,000	202,880
Wendys Funding LLC Series 2015-1A, Class A2I 3.37% due 06/15/2045*	110,000	109,676
Wendys Funding LLC Series 2015-1A, Class A23 4.50% due 06/15/2045*	110,000	109,373
WF-RBS Commercial Mtg. Trust Series 2014-C21, Class A2 2.92% due 08/15/2047(1)	234,000	240,346

Total Asset Backed Securities
(cost $5,749,317)		5,738,713

U.S. CORPORATE BONDS & NOTES — 42.1%
Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc. Senior Notes 4.20% due 04/15/2024	358,000	356,364

Advertising Services — 0.1%
Visant Corp. Company Guar. Notes 10.00% due 10/01/2017	1,145,000	933,175

Aerospace/Defense — 0.2%
BAE Systems Holdings, Inc. Company Guar. Notes 3.80% due 10/07/2024*	876,000	879,944
BAE Systems Holdings, Inc. Company Guar. Notes 4.75% due 10/07/2044*	134,000	132,198
Boeing Co. Senior Notes 0.95% due 05/15/2018	588,000	578,854

		1,590,996

Aerospace/Defense - Equipment — 0.6%
Harris Corp. Senior Notes 3.83% due 04/27/2025	161,000	155,721
Harris Corp. Senior Notes 4.85% due 04/27/2035	587,000	562,350

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Aerospace/Defense - Equipment (continued)
Harris Corp. Senior Notes 5.05% due 04/27/2045	$556,000	$527,153
Moog, Inc. Company Guar. Notes 5.25% due 12/01/2022*	1,488,000	1,502,880
Orbital ATK, Inc. Company Guar. Notes 5.25% due 10/01/2021	1,750,000	1,785,000

		4,533,104

Airlines — 0.5%
Allegiant Travel Co. Company Guar. Notes 5.50% due 07/15/2019	1,288,000	1,310,540
Atlas Air, Inc. Pass Through Certs. Series 1999-1, Class A-1 7.20% due 07/02/2020	26,974	27,379
Atlas Air, Inc. Pass Through Certs. Series 1999-1, Class B 7.63% due 07/02/2016(3)	57,228	57,800
United Airlines Pass Through Trust Pass Through Certs. Series 2014-2, Class B 4.63% due 03/03/2024	1,200,000	1,200,000
United Airlines Pass Through Trust Pass Through Certs. Series 2013-1, Class B 5.38% due 02/15/2023	1,256,211	1,287,616

		3,883,335

Alternative Waste Technology — 0.3%
ADS Waste Holdings, Inc. Company Guar. Notes 8.25% due 10/01/2020	1,899,000	1,965,465

Apparel Manufacturers — 0.0%
Quiksilver, Inc./QS Wholesale, Inc. Company Guar. Notes 10.00% due 08/01/2020(20)	1,121,000	269,040

Auto - Cars/Light Trucks — 0.4%
American Honda Finance Corp. Senior Notes 1.20% due 07/14/2017	898,000	894,782
Daimler Finance North America LLC Company Guar. Notes 2.45% due 05/18/2020*	994,000	987,070
Daimler Finance North America LLC Company Guar. Notes 2.63% due 09/15/2016*	344,000	348,923
Ford Motor Credit Co. LLC Senior Notes 1.50% due 01/17/2017	479,000	476,704
Toyota Motor Credit Corp. Senior Notes 1.55% due 07/13/2018	402,000	400,301

		3,107,780

Auto - Heavy Duty Trucks — 0.2%
JB Poindexter & Co., Inc. Senior Notes 9.00% due 04/01/2022*	1,675,000	1,817,375

Security Description	Principal Amount(6)	Value (Note 2)

Auto/Truck Parts & Equipment - Original — 0.2%
Affinia Group, Inc. Company Guar. Notes 7.75% due 05/01/2021	$1,100,000	$1,166,000
Omega US Sub LLC Senior Notes 8.75% due 07/15/2023*	834,000	763,110

		1,929,110

Banks - Commercial — 0.5%
Discover Bank Senior Notes 3.10% due 06/04/2020	268,000	267,566
First Tennessee Bank NA Senior Notes 2.95% due 12/01/2019	674,000	676,399
KeyBank NA Senior Notes 2.25% due 03/16/2020	783,000	775,265
PNC Bank NA Senior Notes 1.13% due 01/27/2017	792,000	789,023
Regions Financial Corp. Sub. Notes 7.38% due 12/10/2037	937,000	1,171,055
Woori Bank Senior Note 4.75% due 04/30/2024	550,000	564,882

		4,244,190

Banks - Fiduciary — 0.1%
Citizens Financial Group, Inc. Sub. Notes 4.15% due 09/28/2022*	842,000	849,956

Banks - Money Center — 0.0%
Comerica Bank Sub. Notes 4.00% due 07/27/2025	41,000	41,199

Banks - Super Regional — 0.3%
Bank of America NA Senior Notes 1.65% due 03/26/2018	503,000	500,548
Wells Fargo & Co. Senior Notes 1.40% due 09/08/2017	898,000	896,731
Wells Fargo & Co. Sub. Notes 4.10% due 06/03/2026	372,000	373,815
Wells Fargo & Co. Sub. Notes 4.30% due 07/22/2027	518,000	526,616

		2,297,710

Batteries/Battery Systems — 0.2%
EnerSys Company Guar. Notes 5.00% due 04/30/2023*	1,628,000	1,571,020

Brewery — 0.2%
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 1.38% due 07/15/2017	1,644,000	1,648,465

Broadcast Services/Program — 0.1%
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes 6.50% due 11/15/2022	1,113,000	1,124,687

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Building & Construction - Misc. — 0.2%
Weekley Homes LLC/Weekley Finance Corp. Senior Notes 6.00% due 02/01/2023	$1,466,000	$1,363,380

Building Products - Cement — 0.3%
Cemex Finance LLC Senior Sec. Notes 6.00% due 04/01/2024*#	1,674,000	1,590,300
Vulcan Materials Co. Senior Notes 4.50% due 04/01/2025	563,000	553,147

		2,143,447

Building Products - Wood — 0.1%
Masco Corp. Senior Notes 4.45% due 04/01/2025	789,000	788,913

Cable/Satellite TV — 0.6%
Cable One, Inc. Company Guar. Notes 5.75% due 06/15/2022*	1,191,000	1,202,910
CCO Safari II LLC Senior Sec. Notes 4.91% due 07/23/2025*	1,273,000	1,260,899
CCO Safari II LLC Senior Sec. Notes 6.38% due 10/23/2035*	328,000	334,129
CCO Safari II LLC Senior Sec. Notes 6.48% due 10/23/2045*	320,000	325,519
DISH DBS Corp. Company Guar. Notes 5.00% due 03/15/2023	1,000,000	883,130
DISH DBS Corp. Company Guar. Notes 5.88% due 11/15/2024	643,000	585,934

		4,592,521

Casino Hotels — 0.9%
Boyd Gaming Corp. Company Guar. Notes 6.88% due 05/15/2023	898,000	922,695
Caesars Entertainment Resort Properties LLC Senior Sec. Notes 8.00% due 10/01/2020(5)	1,361,000	1,343,988
Caesars Entertainment Resort Properties LLC Sec. Notes 11.00% due 10/01/2021#(5)	2,054,000	1,907,652
Downstream Development Authority of the Quapaw Tribe of Oklahoma Senior Sec. Notes 10.50% due 07/01/2019*	1,103,000	1,133,333
Golden Nugget Escrow, Inc. Senior Notes 8.50% due 12/01/2021*	1,441,000	1,480,627
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC Company Guar. Notes 5.88% due 05/15/2021*	600,000	595,500

		7,383,795

Cellular Telecom — 1.1%
Sprint Corp. Company Guar. Notes 7.13% due 06/15/2024	3,317,000	3,067,197

Security Description	Principal Amount(6)	Value (Note 2)

Cellular Telecom (continued)
Sprint Corp. Company Guar. Notes 7.25% due 09/15/2021	$1,806,000	$1,756,335
Sprint Corp. Company Guar. Notes 7.63% due 02/15/2025	2,323,000	2,167,649
T-Mobile USA, Inc. Company Guar. Notes 6.38% due 03/01/2025	600,000	613,200
T-Mobile USA, Inc. Company Guar. Notes 6.50% due 01/15/2024	1,050,000	1,078,875

		8,683,256

Chemicals - Diversified — 0.2%
Eco Services Operations LLC/Eco Finance Corp. Senior Notes 8.50% due 11/01/2022*	1,485,000	1,418,175

Chemicals - Specialty — 0.4%
Chemtura Corp. Company Guar. Notes 5.75% due 07/15/2021	1,565,000	1,568,912
Lubrizol Corp. Company Guar. Notes 6.50% due 10/01/2034	319,000	399,102
Tronox Finance LLC Company Guar. Notes 7.50% due 03/15/2022*	1,584,000	1,275,120

		3,243,134

Coal — 0.2%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. Company Guar. Notes 7.38% due 02/01/2020*	1,349,000	1,224,218

Coatings/Paint — 0.2%
RPM International, Inc. Senior Notes 5.25% due 06/01/2045	991,000	958,622
Sherwin-Williams Co. Senior Notes 4.55% due 08/01/2045	260,000	265,675
Valspar Corp. Senior Notes 3.95% due 01/15/2026	255,000	256,964

		1,481,261

Commercial Services - Finance — 0.5%
Global Cash Access, Inc. Senior Notes 10.00% due 01/15/2022*	1,481,000	1,399,545
Harland Clarke Holdings Corp. Senior Sec. Notes 6.88% due 03/01/2020*	946,000	872,685
Harland Clarke Holdings Corp. Senior Notes 9.25% due 03/01/2021*#	2,099,000	1,747,417

		4,019,647

Computer Services — 0.1%
Compiler Finance Sub, Inc. Senior Notes 7.00% due 05/01/2021*	713,000	481,275
Leidos, Inc. Company Guar. Notes 7.13% due 07/01/2032#	175,000	183,265

		664,540

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Computers — 0.5%
Apple, Inc. Senior Notes 2.85% due 05/06/2021		$874,000	$889,552
Apple, Inc. Senior Notes 3.45% due 02/09/2045		147,000	124,421
Dell, Inc. Senior Notes 4.63% due 04/01/2021#		618,000	604,095
Dell, Inc. Senior Notes 7.10% due 04/15/2028		705,000	705,000
Hewlett-Packard Co. Senior Notes 6.00% due 09/15/2041		1,358,000	1,360,856

			3,683,924

Consumer Products - Misc. — 0.0%
Kimberly-Clark Corp. Senior Notes 1.85% due 03/01/2020		224,000	221,379

Containers - Metal/Glass — 0.4%
Ball Corp. Company Guar. Notes 5.00% due 03/15/2022		507,000	514,605
Crown Cork & Seal Co., Inc. Senior Notes 7.38% due 12/15/2026		2,457,000	2,721,127

			3,235,732

Containers - Paper/Plastic — 0.3%
Consolidated Container Co. LLC/Consolidated Container Capital, Inc. Company Guar. Notes 10.13% due 07/15/2020*		1,406,000	1,223,220
Graphic Packaging International, Inc. Company Guar. Notes 4.88% due 11/15/2022		773,000	776,865

			2,000,085

Cosmetics & Toiletries — 0.2%
Colgate-Palmolive Co. FRS Senior Notes 0.21% due 05/14/2019	EUR	500,000	561,493
First Quality Finance Co., Inc. Senior Notes 4.63% due 05/15/2021*		822,000	772,680

			1,334,173

Data Processing/Management — 0.0%
First Data Corp. Senior Sec. Notes 5.38% due 08/15/2023#*		350,000	354,375

Decision Support Software — 0.0%
MSCI, Inc. Company Guar. Notes 5.75% due 08/15/2025*		373,000	380,460

Dialysis Centers — 0.2%
DaVita HealthCare Partners, Inc. Company Guar. Notes 5.13% due 07/15/2024		1,325,000	1,319,203

Security Description	Principal Amount(6)		Value (Note 2)

Disposable Medical Products — 0.2%
Sterigenics-Nordion Holdings LLC Senior Notes 6.50% due 05/15/2023*		$1,861,000	$1,898,183

Distribution/Wholesale — 0.4%
H&E Equipment Services, Inc. Company Guar. Notes 7.00% due 09/01/2022#		1,786,000	1,777,070
LKQ Corp. Company Guar. Notes 4.75% due 05/15/2023		1,828,000	1,752,595

			3,529,665

Diversified Banking Institutions — 2.4%
Bank of America Corp. Senior Notes 2.50% due 07/27/2020	EUR	355,000	425,286
Bank of America Corp. Senior Notes 2.60% due 01/15/2019		755,000	760,099
Bank of America Corp. Sub. Notes 3.95% due 04/21/2025		603,000	583,725
Bank of America Corp. Sub. Notes 4.25% due 10/22/2026		788,000	775,754
Bank of America Corp. Senior Notes 7.00% due 07/31/2028	GBP	200,000	411,706
Bank of America Corp. Sub. Notes 7.25% due 10/15/2025		49,000	59,797
Citigroup, Inc. Senior Notes 1.75% due 05/01/2018		1,330,000	1,317,648
Citigroup, Inc. Sub. Notes 3.88% due 03/26/2025		244,000	235,770
Citigroup, Inc. Sub. Notes 4.40% due 06/10/2025		675,000	678,825
Citigroup, Inc. Senior Notes 5.15% due 05/21/2026	GBP	60,000	106,120
Citigroup, Inc. Sub. Notes 6.00% due 10/31/2033		344,000	391,148
Goldman Sachs Group, Inc. Senior Notes 2.55% due 10/23/2019		917,000	919,115
Goldman Sachs Group, Inc. Senior Notes 3.63% due 01/22/2023		713,000	716,748
Goldman Sachs Group, Inc. Sub. Notes 5.15% due 05/22/2045		421,000	416,185
Goldman Sachs Group, Inc. Senior Notes 6.13% due 02/15/2033		736,000	875,646
Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/2037		1,176,000	1,403,016
JPMorgan Chase & Co. Senior Notes 2.20% due 10/22/2019		1,020,000	1,011,745

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Diversified Banking Institutions (continued)
JPMorgan Chase & Co. Senior Notes 3.25% due 09/23/2022		$471,000	$467,841
JPMorgan Chase & Co. Sub. Notes 4.13% due 12/15/2026		791,000	785,894
JPMorgan Chase & Co. Sub. Notes 4.95% due 06/01/2045		340,000	340,444
Merrill Lynch & Co., Inc. Sub. Notes 6.11% due 01/29/2037		748,000	849,418
Morgan Stanley Senior Notes 1.88% due 01/05/2018		701,000	701,076
Morgan Stanley Senior Notes 2.80% due 06/16/2020		368,000	369,323
Morgan Stanley Sub. Notes 4.10% due 05/22/2023		975,000	978,696
Morgan Stanley Senior Notes 4.75% due 03/22/2017		1,722,000	1,806,638
Morgan Stanley Sub. Notes 5.00% due 11/24/2025		629,000	662,200
Morgan Stanley Senior Notes 6.50% due 12/28/2018	EUR	500,000	665,942

			18,715,805

Diversified Financial Services — 0.4%
General Electric Capital Corp. Company Guar. Notes 1.25% due 05/15/2017		1,879,000	1,880,896
General Electric Capital Corp. Company Guar. Notes 4.88% due 09/18/2037	GBP	183,000	310,673
USAA Capital Corp. Senior Notes 2.13% due 06/03/2019*		721,000	721,068

			2,912,637

Diversified Manufacturing Operations — 0.5%
3M Co. FRS Senior Notes 0.21% due 05/15/2020	EUR	1,000,000	1,116,746
General Electric Co. Senior Notes 2.70% due 10/09/2022		644,000	629,647
Ingersoll-Rand Global Holding Co., Ltd. Company Guar. Notes 5.75% due 06/15/2043		802,000	877,592
Textron, Inc. Senior Notes 4.63% due 09/21/2016		630,000	650,236
Trinity Industries, Inc. Company Guar. Notes 4.55% due 10/01/2024		503,000	472,400

			3,746,621

Security Description	Principal Amount(6)	Value (Note 2)

Diversified Operations — 0.0%
MUFG Americas Holdings Corp. Senior Notes 1.63% due 02/09/2018	$332,000	$330,984

E-Commerce/Services — 0.1%
Netflix, Inc. Senior Notes 5.38% due 02/01/2021	1,094,000	1,129,555

Electric - Generation — 0.2%
NRG REMA LLC Pass Through Certs. 9.24% due 07/02/2017	156,705	163,365
Terraform Global Operating LLC Company Guar. Notes 9.75% due 08/15/2022*	1,189,000	1,114,687

		1,278,052

Electric - Integrated — 1.7%
AES Corp. Senior Notes 4.88% due 05/15/2023	1,425,000	1,325,250
AES Corp. Senior Notes 5.50% due 03/15/2024	1,805,000	1,723,775
Arizona Public Service Co. Senior Notes 2.20% due 01/15/2020	352,000	351,693
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/2033	901,000	964,620
Entergy Arkansas, Inc. 1st Mtg. Bonds 4.95% due 12/15/2044	544,000	545,847
Entergy Louisiana LLC 1st Mtg. Bonds 4.95% due 01/15/2045	491,000	495,372
Exelon Corp. Senior Notes 4.95% due 06/15/2035	278,000	280,002
Exelon Corp. Senior Notes 5.10% due 06/15/2045	285,000	284,030
Exelon Generation Co. LLC Senior Notes 2.95% due 01/15/2020	477,000	477,956
FirstEnergy Corp. Senior Notes 7.38% due 11/15/2031	543,000	649,933
Georgia Power Co. Senior Notes 3.00% due 04/15/2016	153,000	154,987
Mirant Mid Atlantic LLC Pass Through Trust Pass Through Certs. 9.13% due 06/30/2017	99,675	103,662
Mirant Mid Atlantic LLC Pass Through Trust Pass Through Certs. 10.06% due 12/30/2028	1,861,877	1,922,388
South Carolina Electric & Gas Co. 1st Mtg. Bonds 5.10% due 06/01/2065	356,000	364,249
Southern California Edison Co. 1st Mtg. Bonds 1.13% due 05/01/2017	895,000	891,161

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Electric - Integrated (continued)
Southern Co. Senior Notes 1.30% due 08/15/2017	$769,000	$763,006
Talen Energy Supply LLC Senior Notes 6.50% due 06/01/2025#*	1,600,000	1,484,000
Trans-Allegheny Interstate Line Co. Senior Notes 3.85% due 06/01/2025*	388,000	386,384

		13,168,315

Electronic Components - Misc. — 0.1%
Corning, Inc. Senior Notes 1.50% due 05/08/2018	392,000	390,375
Corning, Inc. Senior Notes 2.90% due 05/15/2022	392,000	390,358

		780,733

Electronic Components - Semiconductors — 0.4%
Intel Corp. Senior Notes 1.35% due 12/15/2017	1,403,000	1,400,956
Micron Technology, Inc. Senior Notes 5.63% due 01/15/2026*	1,500,000	1,361,250

		2,762,206

Electronics - Military — 0.0%
L-3 Communications Corp. Company Guar. Notes 3.95% due 05/28/2024	172,000	164,330

Energy - Alternate Sources — 0.1%
TerraForm Power Operating LLC Company Guar. Notes 5.88% due 02/01/2023*	1,039,000	987,050

Enterprise Software/Service — 0.2%
Infor US, Inc. Senior Sec. Notes 5.75% due 08/15/2020*	1,028,000	1,030,570
Oracle Corp. Senior Notes 3.90% due 05/15/2035	587,000	552,379

		1,582,949

Finance - Auto Loans — 0.5%
Ally Financial, Inc. Senior Notes 5.13% due 09/30/2024	1,724,000	1,741,240
Credit Acceptance Corp. Company Guar. Notes 7.38% due 03/15/2023*	1,850,000	1,896,250

		3,637,490

Finance - Commercial — 0.2%
Jefferies Finance LLC/JFIN Co-Issuer Corp. Senior Notes 6.88% due 04/15/2022*	1,403,000	1,317,417
Jefferies Finance LLC/JFIN Co-Issuer Corp. Senior Notes 7.38% due 04/01/2020*	513,000	501,560

		1,818,977

Security Description	Principal Amount(6)	Value (Note 2)

Finance - Consumer Loans — 0.6%
Enova International, Inc. Company Guar. Notes 9.75% due 06/01/2021#	$2,643,000	$2,193,690
OneMain Financial Holdings, Inc. Company Guar. Notes 6.75% due 12/15/2019*	1,898,000	1,983,410
Synchrony Financial Senior Notes 4.25% due 08/15/2024	698,000	687,278

		4,864,378

Finance - Credit Card — 0.2%
American Express Credit Corp. Senior Notes 1.55% due 09/22/2017	371,000	370,423
American Express Credit Corp. Senior Notes 2.38% due 05/26/2020	645,000	640,295
Discover Financial Services Senior Notes 3.75% due 03/04/2025	719,000	682,396

		1,693,114

Finance - Investment Banker/Broker — 0.1%
Lehman Brothers Holdings, Inc. Escrow Notes 5.50% due 04/04/2016†	97,000	10,117
Lehman Brothers Holdings, Inc. Escrow Notes 6.75% due 12/28/2017†(10)	111,000	11
Lehman Brothers Holdings, Inc. Escrow Notes 7.50% due 05/11/2038†(10)	143,000	15
TD Ameritrade Holding Corp. Senior Notes 2.95% due 04/01/2022	460,000	457,072

		467,215

Finance - Mortgage Loan/Banker — 0.2%
Quicken Loans, Inc. Company Guar. Notes 5.75% due 05/01/2025*	1,925,000	1,876,875

Finance - Other Services — 0.3%
National Rural Utilities Cooperative Finance Corp. Senior Notes 0.95% due 04/24/2017	327,000	325,972
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 1.10% due 01/27/2017	1,285,000	1,286,341
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 2.00% due 01/27/2020	656,000	643,055

		2,255,368

Firearms & Ammunition — 0.1%
FGI Operating Co. LLC/FGI Finance, Inc. Sec. Notes 7.88% due 05/01/2020	1,170,000	897,975

Food - Dairy Products — 0.1%
Dean Foods Co. Company Guar. Notes 6.50% due 03/15/2023*	900,000	909,000

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Food - Flour & Grain — 0.1%
Post Holdings, Inc. Company Guar. Notes 7.75% due 03/15/2024*#	$1,019,000	$1,052,118

Food - Meat Products — 0.2%
JBS USA LLC/JBS USA Finance, Inc. Senior Notes 5.88% due 07/15/2024*	1,200,000	1,195,500

Food - Misc./Diversified — 0.2%
Darling Ingredients, Inc. Company Guar. Notes 5.38% due 01/15/2022	1,535,000	1,515,813

Food - Retail — 0.3%
SUPERVALU, Inc. Senior Notes 7.75% due 11/15/2022	1,949,000	2,017,215

Food - Wholesale/Distribution — 0.2%
C&S Group Enterprises LLC Senior Sec. Notes 5.38% due 07/15/2022*	1,619,000	1,497,575

Gambling (Non-Hotel) — 0.2%
Scientific Games International, Inc. Senior Sec. Notes 7.00% due 01/01/2022*	912,000	932,520
Scientific Games International, Inc. Company Guar. Notes 10.00% due 12/01/2022	892,000	818,410
Waterford Gaming LLC/Waterford Gaming Financial Corp. Escrow Notes 8.63% due 09/15/2014*†(3)(10)	271,413	2,660

		1,753,590

Gas-Distribution — 0.0%
Dominion Gas Holdings LLC Senior Notes 4.80% due 11/01/2043	312,000	310,120

Hotels/Motels — 0.1%
Interval Acquisition Corp. Company Guar. Notes 5.63% due 04/15/2023*	1,110,000	1,096,125

Independent Power Producers — 0.5%
Dynegy, Inc. Company Guar. Notes 7.38% due 11/01/2022	1,500,000	1,552,500
GenOn Energy, Inc. Senior Notes 9.50% due 10/15/2018	1,253,000	1,204,446
NRG Energy, Inc. Company Guar. Notes 6.25% due 07/15/2022	1,262,000	1,230,450

		3,987,396

Industrial Gases — 0.0%
Airgas, Inc. Senior Notes 3.05% due 08/01/2020	202,000	202,499

Insurance - Life/Health — 0.2%
CNO Financial Group, Inc. Senior Notes 5.25% due 05/30/2025	734,000	756,938
Pacific LifeCorp Senior Notes 6.00% due 02/10/2020*	305,000	343,323

Security Description	Principal Amount(6)	Value (Note 2)

Insurance - Life/Health (continued)
Pricoa Global Funding I Senior Sec. Notes 1.35% due 08/18/2017*	$784,000	$782,626

		1,882,887

Insurance - Multi-line — 0.5%
Assurant, Inc. Senior Notes 6.75% due 02/15/2034	1,266,000	1,478,240
Metropolitan Life Global Funding I Sec. Notes 1.30% due 04/10/2017*	2,093,000	2,094,969

		3,573,209

Insurance - Mutual — 0.3%
Massachusetts Mutual Life Insurance Co. Sub. Notes 4.50% due 04/15/2065*	411,000	374,273
MassMutual Global Funding II Senior Sec. Notes 2.00% due 04/05/2017*	1,130,000	1,143,583
MassMutual Global Funding II Senior Sec. Notes 2.50% due 10/17/2022*	387,000	373,214
New York Life Global Funding Sec. Notes 1.65% due 05/15/2017*#	801,000	805,505

		2,696,575

Internet Connectivity Services — 0.5%
Cogent Communications Group, Inc. Senior Sec. Notes 5.38% due 03/01/2022*	2,046,000	1,979,505
Zayo Group LLC/Zayo Capital, Inc. Company Guar. Notes 6.00% due 04/01/2023*	1,813,000	1,810,643

		3,790,148

Investment Management/Advisor Services — 0.4%
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Senior Notes 5.00% due 08/01/2021*	1,645,000	1,607,987
National Financial Partners Corp. Senior Notes 9.00% due 07/15/2021*	1,821,000	1,784,580

		3,392,567

Machinery - Farming — 0.3%
John Deere Capital Corp. Senior Notes 1.13% due 06/12/2017	1,055,000	1,053,478
John Deere Capital Corp. Senior Notes 1.55% due 12/15/2017	1,193,000	1,198,836

		2,252,314

Marine Services — 0.0%
Great Lakes Dredge & Dock Corp. Company Guar. Notes 7.38% due 02/01/2019	329,000	330,645

Medical Labs & Testing Services — 0.3%
Laboratory Corp. of America Holdings Senior Notes 3.20% due 02/01/2022	187,000	182,929

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Medical Labs & Testing Services (continued)
Laboratory Corp. of America Holdings Senior Notes 3.60% due 02/01/2025		$605,000	$579,436
Laboratory Corp. of America Holdings Senior Notes 4.70% due 02/01/2045		310,000	282,968
Roche Holdings, Inc. Company Guar. Notes 1.35% due 09/29/2017*		1,121,000	1,122,870

			2,168,203

Medical Products — 0.2%
Becton Dickinson and Co. Senior Notes 3.13% due 11/08/2021		422,000	416,989
Universal Hospital Services, Inc. Sec. Notes 7.63% due 08/15/2020		1,413,000	1,362,662

			1,779,651

Medical - Biomedical/Gene — 0.1%
Celgene Corp. Senior Notes 5.00% due 08/15/2045		509,000	513,629

Medical - Drugs — 0.7%
Baxalta, Inc. Senior Notes 3.60% due 06/23/2022*		518,000	517,655
Baxalta, Inc. Senior Notes 4.00% due 06/23/2025*		281,000	279,367
Endo Finance LLC Company Guar. Notes 5.75% due 01/15/2022*		1,218,000	1,245,405
Forest Laboratories, Inc. Company Guar. Notes 4.88% due 02/15/2021*		702,000	750,126
Merck & Co., Inc. Senior Notes 1.88% due 10/15/2026	EUR	900,000	1,020,102
Quintiles Transnational Corp. Company Guar. Notes 4.88% due 05/15/2023*		1,600,000	1,632,000

			5,444,655

Medical - Generic Drugs — 0.0%
Mylan, Inc. Company Guar. Notes 5.40% due 11/29/2043		308,000	303,824

Medical - HMO — 0.1%
UnitedHealth Group, Inc. Senior Notes 1.40% due 12/15/2017		598,000	595,266
UnitedHealth Group, Inc. Senior Notes 3.35% due 07/15/2022		362,000	370,508

			965,774

Medical - Hospitals — 1.3%
Capella Healthcare, Inc. Company Guar. Notes 9.25% due 07/01/2017		500,000	513,750
HCA, Inc. Senior Sec. Notes 4.75% due 05/01/2023		850,000	861,679

Security Description	Principal Amount(6)	Value (Note 2)

Medical - Hospitals (continued)
HCA, Inc. Company Guar. Notes 7.19% due 11/15/2015	$400,000	$403,896
HCA, Inc. Company Guar. Notes 7.50% due 11/15/2095	2,632,000	2,579,360
IASIS Healthcare LLC/IASIS Capital Corp. Company Guar. Notes 8.38% due 05/15/2019	1,625,000	1,684,134
Tenet Healthcare Corp. Senior Sec. Notes 4.75% due 06/01/2020	1,899,000	1,935,793
Tenet Healthcare Corp. Senior Notes 6.75% due 06/15/2023	1,079,000	1,111,370
Tenet Healthcare Corp. Senior Notes 6.88% due 11/15/2031	958,000	886,150

		9,976,132

Metal - Copper — 0.0%
Freeport-McMoRan, Inc. Company Guar. Notes 2.30% due 11/14/2017	393,000	365,490

Multimedia — 0.3%
21st Century Fox America, Inc. Company Guar. Notes 4.75% due 09/15/2044	363,000	348,171
Time Warner, Inc. Company Guar. Notes 3.60% due 07/15/2025	1,470,000	1,422,701
Viacom, Inc. Senior Notes 4.85% due 12/15/2034	288,000	242,252
Viacom, Inc. Senior Notes 5.25% due 04/01/2044	580,000	499,679

		2,512,803

Music — 0.2%
Gibson Brands, Inc. Senior Sec. Notes 8.88% due 08/01/2018*	342,000	324,900
WMG Acquisition Corp. Senior Sec. Notes 6.00% due 01/15/2021*	745,000	759,900
WMG Acquisition Corp. Company Guar. Notes 6.75% due 04/15/2022*	817,000	780,235

		1,865,035

Networking Products — 0.2%
Cisco Systems, Inc. Senior Notes 2.13% due 03/01/2019	1,293,000	1,302,479

Oil & Gas Drilling — 0.1%
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. Company Guar. Notes 5.50% due 08/15/2022	609,000	538,965

Oil Companies - Exploration & Production — 2.5%
Anadarko Petroleum Corp. Senior Notes 6.45% due 09/15/2036	1,452,000	1,634,362

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Oil Companies - Exploration & Production (continued)
Atlas Energy Holdings Operating Co. LLC/Atlas Resource Finance Corp. Company Guar. Notes 7.75% due 01/15/2021	$1,169,000	$623,631
Carrizo Oil & Gas, Inc. Company Guar. Notes 6.25% due 04/15/2023	1,600,000	1,440,000
Chaparral Energy, Inc. Company Guar. Notes 8.25% due 09/01/2021	635,000	288,925
Denbury Resources, Inc. Company Guar. Notes 5.50% due 05/01/2022	1,625,000	1,157,812
EP Energy LLC/Everest Acquisition Finance, Inc. Company Guar. Notes 7.75% due 09/01/2022	875,000	805,000
EV Energy Partners LP/EV Energy Finance Corp. Company Guar. Notes 8.00% due 04/15/2019	1,630,000	1,173,600
Halcon Resources Corp. Sec. Notes 8.63% due 02/01/2020*#	955,000	838,012
Halcon Resources Corp. Company Guar. Notes 9.75% due 07/15/2020#	1,000,000	365,000
Hess Corp. Senior Notes 5.60% due 02/15/2041	320,000	309,158
Hess Corp. Senior Notes 7.88% due 10/01/2029	230,000	275,959
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 5.00% due 12/01/2024*	1,179,000	1,019,953
Legacy Reserves LP/Legacy Reserves Finance Corp. Company Guar. Notes 6.63% due 12/01/2021	1,147,000	802,900
Memorial Production Partners LP/Memorial Production Finance Corp. Company Guar. Notes 7.63% due 05/01/2021	760,000	509,200
Newfield Exploration Co. Senior Notes 5.38% due 01/01/2026	1,588,000	1,476,840
Noble Energy, Inc. Senior Notes 3.90% due 11/15/2024	439,000	414,732
Noble Energy, Inc. Senior Notes 5.05% due 11/15/2044	370,000	329,693
Northern Oil and Gas, Inc. Senior Notes 8.00% due 06/01/2020#	1,517,000	1,152,920
Oasis Petroleum, Inc. Company Guar. Notes 6.88% due 03/15/2022	900,000	747,000
Occidental Petroleum Corp. Senior Notes 3.50% due 06/15/2025	264,000	263,646
Penn Virginia Corp. Company Guar. Notes 7.25% due 04/15/2019#	1,010,000	260,075
Rex Energy Corp. Company Guar. Notes 6.25% due 08/01/2022	1,126,000	596,780

Security Description	Principal Amount(6)	Value (Note 2)

Oil Companies - Exploration & Production (continued)
Sanchez Energy Corp. Company Guar. Notes 6.13% due 01/15/2023#	$1,372,000	$1,029,000
SM Energy Co. Senior Notes 5.63% due 06/01/2025	899,000	797,863
Southwestern Energy Co. Senior Notes 3.30% due 01/23/2018	187,000	186,432
Southwestern Energy Co. Senior Notes 4.95% due 01/23/2025#	871,000	800,176

		19,298,669

Oil Companies - Integrated — 0.3%
Chevron Corp. Senior Notes 1.37% due 03/02/2018	748,000	745,238
Chevron Corp. Senior Notes 1.96% due 03/03/2020	412,000	407,615
ConocoPhillips Co. Company Guar. Notes 1.50% due 05/15/2018	276,000	274,561
Exxon Mobil Corp. Senior Notes 1.31% due 03/06/2018	757,000	756,557
Marathon Oil Corp. Senior Notes 6.60% due 10/01/2037	517,000	542,399

		2,726,370

Oil Refining & Marketing — 0.4%
Calumet Specialty Products Partner LP/ Calumet Finance Corp. Company Guar. Notes 6.50% due 04/15/2021	1,144,000	1,081,080
Murphy Oil USA, Inc. Company Guar. Notes 6.00% due 08/15/2023	1,168,000	1,203,040
Reliance Holdings USA, Inc. Company Guar. Notes 5.40% due 02/14/2022	500,000	542,514

		2,826,634

Oil - Field Services — 0.2%
Bristow Group, Inc. Company Guar. Notes 6.25% due 10/15/2022	698,000	614,240
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. Company Guar. Notes 6.63% due 05/01/2021	236,000	217,120
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. Company Guar. Notes 6.88% due 02/15/2023	392,000	351,820

		1,183,180

Paper & Related Products — 0.7%
Domtar Corp. Company Guar. Notes 6.75% due 02/15/2044	805,000	860,836
Georgia-Pacific LLC Senior Notes 3.60% due 03/01/2025*	1,443,000	1,422,867
Georgia-Pacific LLC Senior Notes 3.73% due 07/15/2023*	1,569,000	1,583,865

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Paper & Related Products (continued)
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/2020*	$447,000	$499,991
PH Glatfelter Co. Company Guar. Notes 5.38% due 10/15/2020	917,000	928,462

		5,296,021

Pipelines — 1.7%
Columbia Pipeline Group, Inc. Company Guar. Notes 2.45% due 06/01/2018*	144,000	144,020
Columbia Pipeline Group, Inc. Company Guar. Notes 4.50% due 06/01/2025*	692,000	660,343
Energy Transfer Equity LP Senior Sec. Notes 7.50% due 10/15/2020	1,105,000	1,183,753
Energy Transfer Partners LP Senior Notes 4.90% due 03/15/2035	674,000	572,511
Energy Transfer Partners LP Senior Notes 5.15% due 03/15/2045	254,000	214,056
Energy Transfer Partners LP Senior Notes 6.63% due 10/15/2036	1,048,000	1,051,904
EnLink Midstream Partners LP Senior Notes 5.05% due 04/01/2045	342,000	286,105
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 5.63% due 06/15/2024	937,000	838,615
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 5.75% due 02/15/2021	1,000,000	940,000
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 6.00% due 05/15/2023	933,000	853,695
Kinder Morgan Energy Partners LP Company Guar. Notes 4.70% due 11/01/2042	270,000	201,263
Kinder Morgan Energy Partners LP Company Guar. Notes 6.50% due 04/01/2020	959,000	1,064,976
Kinder Morgan, Inc. Company Guar. Notes 5.00% due 02/15/2021*	860,000	887,525
Rose Rock Midstream LP/Rose Rock Finance Corp. Company Guar. Notes 5.63% due 07/15/2022	1,174,000	1,068,340
Sabine Pass Liquefaction LLC Senior Sec. Notes 5.63% due 04/15/2023(5)	825,000	801,281
Sabine Pass Liquefaction LLC Senior Sec. Notes 6.25% due 03/15/2022	737,000	740,685
Tesoro Logistics LP/Tesoro Logistics Finance Corp. Company Guar. Notes 5.88% due 10/01/2020	783,000	784,958
Tesoro Logistics LP/Tesoro Logistics Finance Corp. Company Guar. Notes 6.13% due 10/15/2021	1,077,000	1,079,693

Security Description	Principal Amount(6)	Value (Note 2)

Pipelines (continued)
Williams Partners LP Senior Notes 4.00% due 09/15/2025	$250,000	$223,264

		13,596,987

Printing - Commercial — 0.4%
Multi-Color Corp. Company Guar. Notes 6.13% due 12/01/2022*	1,767,000	1,800,131
Quad/Graphics, Inc. Company Guar. Notes 7.00% due 05/01/2022	1,725,000	1,604,250

		3,404,381

Publishing - Newspapers — 0.4%
Lee Enterprises, Inc. Senior Sec. Notes 9.50% due 03/15/2022*	1,537,000	1,479,362
McClatchy Co. Senior Sec. Notes 9.00% due 12/15/2022#	1,681,000	1,519,204

		2,998,566

Publishing - Periodicals — 0.6%
Expo Event Transco, Inc. Senior Notes 9.00% due 06/15/2021*	2,955,000	2,969,775
Time, Inc. Company Guar. Notes 5.75% due 04/15/2022*	1,420,000	1,356,100

		4,325,875

Radio — 0.1%
Sirius XM Radio, Inc. Company Guar. Notes 5.38% due 04/15/2025*	908,000	896,650

Real Estate Investment Trusts — 1.2%
Communications Sales & Leasing, Inc. Company Guar. Notes 8.25% due 10/15/2023*	670,000	609,700
Communications Sales & Leasing, Inc./CSL Capital LLC Senior Sec. Notes 6.00% due 04/15/2023*	854,000	802,760
CTR Partnership LP/CareTrust Capital Corp. Company Guar. Notes 5.88% due 06/01/2021	1,344,000	1,360,800
DuPont Fabros Technology LP Company Guar. Notes 5.63% due 06/15/2023	1,400,000	1,379,000
ESH Hospitality, Inc. Company Guar. Notes 5.25% due 05/01/2025*	1,601,000	1,552,970
iStar Financial, Inc. Senior Notes 5.00% due 07/01/2019	1,526,000	1,480,220
Omega Healthcare Investors, Inc. Company Guar. Notes 4.50% due 04/01/2027*	788,000	757,965
Omega Healthcare Investors, Inc. Company Guar. Notes 4.95% due 04/01/2024	676,000	696,342
RHP Hotel Properties LP/RHP Finance Corp. Company Guar. Notes 5.00% due 04/15/2023*	835,000	826,650

		9,466,407

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Management/Services — 0.2%
American Campus Communities Operating Partnership LP Company Guar. Notes 4.13% due 07/01/2024	$458,000	$455,508
Kennedy-Wilson, Inc. Company Guar. Notes 5.88% due 04/01/2024	1,406,000	1,368,038

		1,823,546

Real Estate Operations & Development — 0.3%
Greystar Real Estate Partners LLC Senior Sec. Notes 8.25% due 12/01/2022*	1,903,000	1,983,878

Rental Auto/Equipment — 0.2%
United Rentals North America, Inc. Senior Sec. Notes 4.63% due 07/15/2023	825,000	811,594
United Rentals North America, Inc. Company Guar. Notes 5.50% due 07/15/2025	1,000,000	965,000

		1,776,594

Retail - Appliances — 0.3%
Conn’s, Inc. Company Guar. Notes 7.25% due 07/15/2022#	2,105,000	1,999,982

Retail - Computer Equipment — 0.2%
GameStop Corp. Company Guar. Notes 5.50% due 10/01/2019*#	1,477,000	1,525,003

Retail-Discount — 0.2%
Costco Wholesale Corp. Senior Notes 2.25% due 02/15/2022	775,000	751,939
Dollar General Corp. Company Guar. Notes 4.13% due 07/15/2017	641,000	663,000

		1,414,939

Retail - Drug Store — 0.2%
CVS Pass-Through Trust Pass Through Certs. 4.70% due 01/10/2036*	370,492	384,662
CVS Pass-Through Trust Pass Through Certs. 5.77% due 01/10/2033*	238,018	269,507
CVS Pass-Through Trust Pass Through Certs. 5.93% due 01/10/2034*	505,935	567,277

		1,221,446

Retail - Regional Department Stores — 0.2%
Bon-Ton Department Stores, Inc. Sec. Notes 8.00% due 06/15/2021	1,790,000	1,163,500
Kohl’s Corp. Senior Notes 5.55% due 07/17/2045#	371,000	350,761

		1,514,261

Retail - Restaurants — 0.4%
Landry’s, Inc. Company Guar. Notes 9.38% due 05/01/2020*	1,300,000	1,389,375

Security Description	Principal Amount(6)	Value (Note 2)

Retail - Restaurants (continued)
PF Chang’s China Bistro, Inc. Company Guar. Notes 10.25% due 06/30/2020*#	$1,791,000	$1,791,000

		3,180,375

Rubber/Plastic Products — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/2007†(3)(4)(10)(16)	25,000	0

Satellite Telecom — 0.1%
Hughes Satellite Systems Corp. Company Guar. Notes 7.63% due 06/15/2021	729,000	797,344

Savings & Loans/Thrifts — 0.5%
Astoria Financial Corp. Senior Notes 5.00% due 06/19/2017	799,000	834,825
First Niagara Financial Group, Inc. Senior Notes 6.75% due 03/19/2020	1,512,000	1,667,246
First Niagara Financial Group, Inc. Sub. Notes 7.25% due 12/15/2021	1,358,000	1,522,921

		4,024,992

Schools — 0.1%
President and Fellows of Harvard College Notes 3.62% due 10/01/2037	233,000	226,010
University of Pennsylvania Senior Notes 4.67% due 09/01/2112	521,000	501,123

		727,133

Specified Purpose Acquisitions — 0.3%
Opal Acquisition, Inc. Senior Notes 8.88% due 12/15/2021*	2,152,000	2,108,960

Steel Pipe & Tube — 0.1%
Valmont Industries, Inc. Company Guar. Notes 5.25% due 10/01/2054	905,000	798,089

Steel - Producers — 0.4%
AK Steel Corp. Company Guar. Notes 8.38% due 04/01/2022	1,649,000	1,030,625
AK Steel Corp. Senior Sec. Notes 8.75% due 12/01/2018#	1,000,000	1,000,000
Steel Dynamics, Inc. Company Guar. Notes 5.13% due 10/01/2021	1,214,000	1,190,327

		3,220,952

Steel - Specialty — 0.1%
Allegheny Technologies, Inc. Senior Notes 5.95% due 01/15/2021	499,000	454,090

Telecom Services — 0.2%
Altice US Finance I Corp Senior Sec. Notes 5.38% due 07/15/2023*	1,600,000	1,584,000

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Telecommunication Equipment — 0.3%
CommScope Technologies Finance LLC Senior Sec. Notes 6.00% due 06/15/2025*		$1,400,000	$1,361,500
Plantronics, Inc. Company Guar. Notes 5.50% due 05/31/2023*		1,000,000	1,005,000

			2,366,500

Telephone - Integrated — 1.6%
AT&T, Inc. Senior Notes 3.00% due 06/30/2022		1,274,000	1,223,392
AT&T, Inc. Senior Notes 3.40% due 05/15/2025		359,000	342,122
AT&T, Inc. Senior Notes 4.35% due 06/15/2045		701,000	599,508
AT&T, Inc. Senior Notes 4.50% due 05/15/2035		881,000	809,425
AT&T, Inc. Senior Notes 4.75% due 05/15/2046		319,000	290,774
AT&T, Inc. Senior Notes 5.80% due 02/15/2019		310,000	343,056
Century Telephone Enterprise, Inc. Senior Notes 6.88% due 01/15/2028		536,000	479,720
CenturyLink, Inc. Senior Notes 5.63% due 04/01/2025*		1,570,000	1,402,010
CenturyLink, Inc. Senior Notes 5.80% due 03/15/2022		628,000	595,815
Consolidated Communications, Inc. Company Guar. Notes 6.50% due 10/01/2022*		1,046,000	967,550
Frontier Communications Corp. Senior Notes 8.13% due 10/01/2018		510,000	550,800
Frontier Communications Corp. Senior Notes 9.25% due 07/01/2021		574,000	589,785
Verizon Communications, Inc. Senior Notes 3.00% due 11/01/2021		764,000	753,051
Verizon Communications, Inc. Senior Notes 4.40% due 11/01/2034		313,000	288,631
Verizon Communications, Inc. Senior Notes 4.50% due 09/15/2020		85,000	91,311
Verizon Communications, Inc. Senior Notes 4.67% due 03/15/2055		1,326,000	1,149,002
Verizon Communications, Inc. Senior Notes 4.75% due 02/17/2034	GBP	550,000	883,671
Verizon Communications, Inc. Senior Notes 4.86% due 08/21/2046		1,436,000	1,353,272

Security Description	Principal Amount(6)		Value (Note 2)

Telephone - Integrated (continued)
Verizon Communications, Inc. Senior Notes 6.40% due 09/15/2033		$51,000	$58,481

			12,771,376

Theaters — 0.3%
Carmike Cinemas, Inc. Sec. Notes 6.00% due 06/15/2023*		800,000	818,000
National CineMedia LLC Senior Sec. Notes 6.00% due 04/15/2022		1,177,000	1,203,482

			2,021,482

Transport - Rail — 0.0%
Union Pacific Corp. Senior Notes 3.88% due 02/01/2055		430,000	373,903

Travel Services — 0.2%
Sabre GLBL, Inc. Senior Sec. Notes 5.38% due 04/15/2023*		1,484,000	1,454,320

Trucking/Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 3.05% due 01/09/2020*		536,000	537,272

Wire & Cable Products — 0.3%
General Cable Corp. Company Guar. Notes 5.75% due 10/01/2022		2,267,000	2,028,965

Total U.S. Corporate Bonds & Notes
(cost $346,977,711)			331,118,144

FOREIGN CORPORATE BONDS & NOTES — 22.2%
Aerospace/Defense — 0.1%
BAE Systems PLC Senior Notes 4.13% due 06/08/2022	GBP	450,000	730,437

Agricultural Chemicals — 0.3%
Consolidated Energy Finance SA Company Guar. Notes 6.75% due 10/15/2019*		2,100,000	2,073,330

Airlines — 0.3%
Air Canada Senior Sec. Notes 6.75% due 10/01/2019*		1,410,000	1,487,550
Latam Airlines Group SA Senior Notes 7.25% due 06/09/2020*		600,000	586,200

			2,073,750

Airport Development/Maintenance — 0.3%
Heathrow Funding, Ltd. Senior Sec. Notes 1.88% due 05/23/2024	EUR	1,400,000	1,617,827
Heathrow Funding, Ltd. Senior Sec. Notes 6.75% due 12/03/2028	GBP	325,000	647,865

			2,265,692

Appliances — 0.1%
Arcelik AS Senior Notes 5.00% due 04/03/2023		550,000	507,971

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Auto - Cars/Light Trucks — 0.4%
BMW Finance NV Company Guar. Notes 2.63% due 01/17/2024	EUR	735,000	$911,902
BMW Finance NV Company Guar. Notes 3.38% due 12/14/2018	GBP	250,000	401,621
Daimler AG Senior Notes 2.75% due 12/04/2020	GBP	100,000	155,881
Hyundai Capital Services, Inc. Senior Notes 4.38% due 07/27/2016*		950,000	975,784
Volkswagen International Finance NV Company Guar. Notes 2.38% due 03/22/2017*		413,000	419,319

			2,864,507

Auto/Truck Parts & Equipment - Original — 0.1%
Tenedora Nemak SA de CV Senior Notes 5.50% due 02/28/2023#*		400,000	399,000
Tupy Overseas SA Company Guar. Notes 6.63% due 07/17/2024#		450,000	425,812

			824,812

Banks - Commercial — 4.5%
Abbey National Treasury Services PLC Company Guar. Notes 1.13% due 01/14/2022	EUR	950,000	1,044,705
Abbey National Treasury Services PLC Company Guar. Notes 1.38% due 03/13/2017		71,000	70,943
Abbey National Treasury Services PLC Company Guar. Notes 3.88% due 10/15/2029	GBP	150,000	239,128
ADCB Finance Cayman, Ltd. Company Guar. Notes 4.50% due 03/06/2023		500,000	508,125
ANZ New Zealand Int’l, Ltd. Company Guar. Notes 1.13% due 03/24/2016*		1,318,000	1,321,275
Banco ABC Brasil SA Senior Notes 8.50% due 03/28/2016*(10)	BRL	3,200,000	846,180
Banco de Bogota SA Sub. Notes 5.38% due 02/19/2023		500,000	501,250
Banco de Credito del Peru/Panama Senior Notes 5.38% due 09/16/2020		450,000	486,000
Bank of Ireland Senior Notes 2.75% due 06/05/2016	EUR	800,000	910,253
Bank of Tokyo-Mitsubishi UFJ, Ltd. Senior Notes 1.45% due 09/08/2017*		890,000	884,037
Banque Federative du Credit Mutuel SA Sub. Notes 5.00% due 09/30/2015	EUR	700,000	788,231
Barclays Bank PLC Senior Notes 2.13% due 02/24/2021	EUR	300,000	354,247
Barclays Bank PLC Senior Notes 2.25% due 06/10/2024	EUR	550,000	645,818

Security Description	Principal Amount(6)		Value (Note 2)

Banks - Commercial (continued)
BPCE SA Senior Notes 1.38% due 05/22/2019	EUR	600,000	$688,664
BPCE SA Sub. Notes 4.50% due 03/15/2025*		740,000	718,089
BPCE SA Sub. Notes 4.63% due 07/18/2023	EUR	300,000	383,776
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA Senior Notes 5.25% due 05/23/2041	GBP	190,000	352,053
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands Senior Notes 4.55% due 08/30/2029	GBP	200,000	347,459
Credit Suisse Senior Notes 1.70% due 04/27/2018		653,000	648,632
Credit Suisse Sub. Notes 5.40% due 01/14/2020		1,418,000	1,565,566
Credit Suisse AG VRS Sub. Notes 5.75% due 09/18/2025	EUR	800,000	1,009,265
Credit Suisse Group Funding Guernsey, Ltd. Company Guar. Notes 4.88% due 05/15/2045*		696,000	679,786
Credit Suisse New York Senior Notes 3.00% due 10/29/2021		377,000	375,190
DBS Group Holdings, Ltd. Senior Notes 2.25% due 07/16/2019*		998,000	1,000,392
Hana Bank Sub. Notes 4.38% due 09/30/2024*		235,000	239,484
HBOS PLC FRS Sub. Notes 4.50% due 03/18/2030	EUR	500,000	621,358
ICICI Bank, Ltd. Senior Notes 5.75% due 11/16/2020		350,000	389,856
ING Bank NV Senior Notes 4.00% due 03/15/2016*		585,000	594,495
ING Bank NV Senior Notes 5.38% due 04/15/2021	GBP	300,000	528,064
Intesa Sanpaolo SpA Senior Notes 2.00% due 06/18/2021	EUR	350,000	397,223
Intesa Sanpaolo SpA Senior Notes 3.50% due 01/17/2022	EUR	1,400,000	1,719,350
Intesa Sanpaolo SpA Sub. Notes 5.02% due 06/26/2024*		863,000	843,534
Kookmin Bank Senior Notes 1.63% due 07/14/2017*		1,239,000	1,233,333
Malayan Banking Bhd VRS Sub. Notes 3.25% due 09/20/2022		500,000	499,636

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Banks - Commercial (continued)
National Australia Bank, Ltd. Senior Notes 2.75% due 03/09/2017		$540,000	$552,875
National Australia Bank, Ltd. Senior Notes 2.75% due 08/08/2022	EUR	700,000	861,436
National Bank of Canada Company Guar. Notes 1.45% due 11/07/2017		1,085,000	1,080,090
Nordea Bank AB Senior Notes 2.13% due 11/13/2019	GBP	150,000	231,156
Oversea-Chinese Banking Corp., Ltd. VRS Sub. Notes 4.00% due 10/15/2024*		280,000	285,814
PKO Bank Polski SA Senior Notes 4.63% due 09/26/2022*		650,000	671,749
Rabobank Nederland Bank Guar. Notes 5.25% due 08/04/2045		308,000	315,997
Sberbank of Russia Via SB Capital SA Senior Notes 6.13% due 02/07/2022		650,000	625,073
Siam Commercial Bank PCL Senior Notes 3.50% due 04/07/2019*		200,000	204,194
Skandinaviska Enskilda Banken AB Senior Notes 1.88% due 11/14/2019	EUR	700,000	820,986
Standard Chartered Bank Sub. Notes 5.88% due 09/26/2017	EUR	850,000	1,047,936
Standard Chartered PLC Senior Notes 1.63% due 06/13/2021	EUR	900,000	1,020,454
Standard Chartered PLC Senior Notes 2.25% due 04/17/2020*		1,043,000	1,028,692
Standard Chartered PLC Senior Notes 3.20% due 04/17/2025*#		256,000	240,742
Standard Chartered PLC Sub. Notes 3.63% due 11/23/2022	EUR	800,000	918,759
Svenska Handelsbanken AB VRS Sub. Notes 2.66% due 01/15/2024	EUR	950,000	1,100,796
Svenska Handelsbanken AB Senior Notes 3.00% due 11/20/2020	GBP	375,000	595,701
Turkiye Is Bankasi Senior Notes 5.00% due 04/30/2020*		250,000	248,090
Zenith Bank PLC Senior Notes 6.25% due 04/22/2019*		450,000	407,250

			35,693,187

Banks - Money Center — 0.6%
ABN AMRO Bank NV Senior Notes 2.50% due 11/29/2023	EUR	375,000	452,763
ABN AMRO Bank NV Senior Notes 4.13% due 03/28/2022	EUR	600,000	792,637

Security Description	Principal Amount(6)		Value (Note 2)

Banks - Money Center (continued)
ABN AMRO Bank NV Sub. Notes 4.75% due 07/28/2025*		$296,000	$296,456
Bank of Scotland PLC Sub. Notes 6.38% due 08/16/2019	GBP	275,000	474,007
Lloyds Bank PLC Senior Notes 6.50% due 09/17/2040	GBP	230,000	490,237
Lloyds Bank PLC VRS Sub. Notes 11.88% due 12/16/2021	EUR	950,000	1,209,382
Mizuho Bank, Ltd. Company Guar. Notes 2.45% due 04/16/2019*		385,000	386,594
National Westminster Bank PLC Sub. Notes 7.88% due 09/09/2015	GBP	210,000	322,237

			4,424,313

Banks - Special Purpose — 0.2%
Bank Nederlandse Gemeenten NV Senior Notes 1.88% due 12/07/2018	GBP	350,000	545,314
Bank Nederlandse Gemeenten NV Senior Notes 2.63% due 09/01/2020	EUR	800,000	1,000,969
Burgan Finance No. 1 Jersey, Ltd. Company Guar. Notes 7.88% due 09/29/2020		350,000	352,625

			1,898,908

Beverages - Non-alcoholic — 0.1%
Coca-Cola Femsa SAB de CV Company Guar. Notes 2.38% due 11/26/2018		1,006,000	1,014,652

Beverages - Wine/Spirits — 0.3%
Diageo Capital PLC Company Guar. Notes 5.75% due 10/23/2017		823,000	894,244
Pernod Ricard SA Senior Notes 2.00% due 06/22/2020	EUR	1,000,000	1,167,508

			2,061,752

Brewery — 0.1%
Anadolu Efes Biracilik Ve Malt Sanayii AS Senior Notes 3.38% due 11/01/2022		500,000	426,398

Building Products - Cement — 0.1%
West China Cement, Ltd. Company Guar. Notes 6.50% due 09/11/2019		480,000	471,606

Building Societies — 0.2%
Nationwide Building Society Sub. Notes 6.75% due 07/22/2020	EUR	1,100,000	1,510,214

Building - Heavy Construction — 0.1%
Alam Synergy Pte, Ltd. Company Guar. Notes 6.95% due 03/27/2020		470,000	404,200

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Building - Heavy Construction (continued)
Empresas ICA SAB de CV Company Guar. Notes 8.88% due 05/29/2024*		$325,000	$142,188

			546,388

Building - Residential/Commercial — 0.2%
Mattamy Group Corp. Senior Notes 6.50% due 11/15/2020*#		1,650,000	1,592,250

Cable/Satellite TV — 0.3%
Numericable Group SA Senior Sec. Notes 6.00% due 05/15/2022*		1,246,000	1,246,000
Unitymedia Hessen GmbH & Co KG / Unitymedia NRW GmbH Senior Sec. Notes 5.00% due 01/15/2025*		900,000	879,750

			2,125,750

Cellular Telecom — 0.1%
Empresa Nacional de Telecomunicaciones SA Senior Notes 4.88% due 10/30/2024		700,000	692,768
Mobile Telesystems OJSC via MTS International Funding, Ltd. Senior Notes 5.00% due 05/30/2023		350,000	304,500
Mobile Telesystems OJSC via MTS International Funding, Ltd. Senior Notes 8.63% due 06/22/2020		200,000	211,394

			1,208,662

Chemicals - Diversified — 0.2%
NOVA Chemicals Corp. Senior Notes 5.00% due 05/01/2025*		1,500,000	1,500,000

Chemicals - Plastics — 0.1%
Mexichem SAB de CV Company Guar. Notes 5.88% due 09/17/2044*		640,000	568,000

Chemicals - Specialty — 0.1%
OCP SA Senior Notes 4.50% due 10/22/2025*		600,000	564,900

Coal — 0.1%
Indo Energy Finance BV Senior Sec. Notes 7.00% due 05/07/2018		700,000	448,000

Commercial Services - Finance — 0.0%
Experian Finance PLC Company Guar. Notes 4.75% due 11/23/2018	GBP	200,000	332,964

Consumer Products - Misc. — 0.1%
Kimberly-Clark de Mexico SAB de CV Senior Notes 3.25% due 03/12/2025*		671,000	648,978

Cruise Lines — 0.1%
Royal Caribbean Cruises, Ltd. Senior Notes 7.50% due 10/15/2027		65,000	75,400
Viking Cruises, Ltd. Senior Notes 6.25% due 05/15/2025*		1,100,000	1,083,500

			1,158,900

Security Description	Principal Amount(6)		Value (Note 2)

Diamonds/Precious Stones — 0.0%
Petra Diamonds US Treasury PLC Sec. Notes 8.25% due 05/31/2020*		$200,000	$198,500

Disposable Medical Products — 0.1%
ConvaTec Finance International SA Senior Notes 8.25% due 01/15/2019*(18)		1,100,000	1,083,500

Diversified Banking Institutions — 1.8%
BNP Paribas SA Senior Notes 2.88% due 09/26/2023	EUR	700,000	861,696
Credit Agricole SA Senior Notes 3.13% due 02/05/2026	EUR	900,000	1,126,078
Credit Agricole SA Sub. Notes 4.38% due 03/17/2025*		719,000	698,117
Credit Agricole SA Senior Notes 5.50% due 12/17/2021	GBP	400,000	712,122
Deutsche Bank AG Senior Notes 1.88% due 02/13/2018		2,160,000	2,149,416
Deutsche Bank AG Sub. Notes 4.50% due 04/01/2025		918,000	888,676
HSBC Holdings PLC Sub. Notes 4.25% due 08/18/2025		448,000	443,855
HSBC Holdings PLC Senior Notes 6.50% due 05/20/2024	GBP	250,000	474,415
Royal Bank of Scotland Group PLC Senior Notes 1.63% due 06/25/2019	EUR	1,150,000	1,294,342
Royal Bank of Scotland PLC Senior Notes 6.88% due 05/17/2025	GBP	100,000	195,571
Royal Bank of Scotland PLC VRS Sub. Notes 10.50% due 03/16/2022	EUR	1,175,000	1,493,134
Societe Generale SA Senior Notes 5.00% due 12/20/2018	GBP	395,000	664,310
UBS AG Senior Notes 1.80% due 03/26/2018		1,197,000	1,192,927
UBS AG VRS Sub. Notes 4.75% due 02/12/2026	EUR	1,000,000	1,200,785
UBS AG Sub. Notes 5.13% due 05/15/2024		453,000	453,000
UBS AG FRS Sub. Notes 5.25% due 06/21/2021	GBP	180,000	281,998
UBS AG Sub. Notes 7.63% due 08/17/2022		295,000	343,261

			14,473,703

Diversified Manufacturing Operations — 0.2%
Ingersoll-Rand Luxembourg Finance SA Company Guar. Notes 4.65% due 11/01/2044		293,000	273,623

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Diversified Manufacturing Operations (continued)
Siemens Financieringsmaatschappij NV Company Guar. Notes 4.40% due 05/27/2045*		$965,000	$965,878

			1,239,501

Diversified Minerals — 0.4%
Anglo American Capital PLC Company Guar. Notes 2.88% due 11/20/2020	EUR	700,000	779,517
Anglo American Capital PLC Company Guar. Notes 4.13% due 04/15/2021*#		367,000	342,203
Anglo American Capital PLC Company Guar. Notes 4.88% due 05/14/2025*		290,000	261,828
FMG Resources August 2006 Pty, Ltd. Company Guar. Notes 6.88% due 04/01/2022*#		1,194,000	740,280
FMG Resources August 2006 Pty, Ltd. Senior Sec. Notes 9.75% due 03/01/2022*#		554,000	506,218
Teck Resources, Ltd. Company Guar. Notes 2.50% due 02/01/2018		486,000	415,530
Volcan Cia Minera SAA Company Guar. Notes 5.38% due 02/02/2022*		460,000	415,794

			3,461,370

Diversified Operations — 0.0%
Hutchison Whampoa International 14, Ltd. Company Guar. Notes 3.63% due 10/31/2024*		300,000	294,575

Electric - Distribution — 0.1%
State Grid Overseas Investment 2014, Ltd. Company Guar. Notes 4.13% due 05/07/2024*		300,000	316,204
Vattenfall AB Senior Notes 6.88% due 04/15/2039	GBP	150,000	319,438

			635,642

Electric - Generation — 0.0%
Electricite de France SA Senior Notes 6.00% due 01/22/2114*		334,000	353,421

Electric - Integrated — 0.7%
Colbun SA Senior Notes 4.50% due 07/10/2024#		1,000,000	992,181
Empresas Publicas de Medellin ESP Senior Notes 8.38% due 02/01/2021	COP	294,000,000	100,098
Enel Finance International NV Company Guar. Notes 5.00% due 09/14/2022	EUR	1,400,000	1,933,281
Enel Finance International NV Company Guar. Notes 5.63% due 08/14/2024	GBP	175,000	310,276
GDF Suez Senior Notes 2.38% due 05/19/2026	EUR	1,100,000	1,315,173
Scottish Power UK PLC Senior Notes 8.38% due 02/20/2017	GBP	500,000	839,897

Security Description	Principal Amount(6)		Value (Note 2)

Electric - Integrated (continued)
SSE PLC Senior Notes 5.00% due 10/01/2018	GBP	150,000	$250,060

			5,740,966

Electric - Transmission — 0.1%
National Grid Electricity Transmission PLC Senior Notes 6.50% due 07/27/2028	GBP	222,000	452,053

Electronic Components - Misc. — 0.0%
Flextronics International, Ltd. Company Guar. Notes 4.75% due 06/15/2025*		192,000	185,743

Engineering/R&D Services — 0.0%
ABB Finance BV Company Guar. Notes 2.63% due 03/26/2019	EUR	300,000	360,306

Finance - Leasing Companies — 0.6%
Aircastle, Ltd. Senior Notes 4.63% due 12/15/2018		328,000	337,020
Aircastle, Ltd. Senior Notes 5.50% due 02/15/2022		962,000	995,670
Aircastle, Ltd. Senior Notes 6.25% due 12/01/2019		1,146,000	1,243,410
Fly Leasing, Ltd. Senior Notes 6.75% due 12/15/2020		2,100,000	2,163,000

			4,739,100

Food - Meat Products — 0.1%
BRF SA Senior Notes 3.95% due 05/22/2023*		200,000	188,500
BRF SA Senior Notes 7.75% due 05/22/2018*(10)	BRL	1,000,000	234,376

			422,876

Food - Misc./Diversified — 0.0%
Nestle Finance International, Ltd. Company Guar. Notes 2.25% due 11/30/2023	GBP	135,000	204,237

Food - Retail — 0.3%
Carrefour SA Senior Notes 4.00% due 04/09/2020	EUR	700,000	893,798
Cencosud SA Company Guar. Notes 5.15% due 02/12/2025		600,000	599,567
Tesco PLC Senior Notes 5.88% due 09/12/2016	EUR	750,000	884,401

			2,377,766

Gambling (Non-Hotel) — 0.1%
International Game Technology PLC Senior Sec. Notes 6.50% due 02/15/2025*		578,000	547,655

Gas - Transportation — 0.1%
National Grid Gas PLC Senior Notes 6.00% due 06/07/2017	GBP	500,000	827,081

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Gas - Transportation (continued)
National Grid Gas PLC Senior Notes 6.00% due 05/13/2038	GBP	90,000	$183,976

			1,011,057

Gold Mining — 0.3%
AngloGold Ashanti Holdings PLC Company Guar. Notes 5.38% due 04/15/2020		525,000	489,562
Gold Fields Orogen Holding BVI, Ltd. Company Guar. Notes 4.88% due 10/07/2020		700,000	595,000
Goldcorp, Inc. Senior Notes 5.45% due 06/09/2044		490,000	432,513
Kinross Gold Corp. Company Guar. Notes 5.95% due 03/15/2024		249,000	211,340
Polyus Gold International, Ltd. Company Guar. Notes 5.63% due 04/29/2020*		350,000	330,750

			2,059,165

Industrial Gases — 0.0%
Linde Finance BV Company Guar. Notes 5.88% due 04/24/2023	GBP	125,000	233,480

Insurance - Multi-line — 0.1%
XLIT, Ltd. Company Guar. Notes 4.45% due 03/31/2025		331,000	326,881
XLIT, Ltd. Company Guar. Notes 5.50% due 03/31/2045		742,000	690,201

			1,017,082

Investment Management/Advisor Services — 0.1%
China Cinda Finance 2015 I, Ltd. Company Guar. Notes 4.25% due 04/23/2025*		600,000	562,564

Machinery - Construction & Mining — 0.1%
Ferreycorp SAA Company Guar. Notes 4.88% due 04/26/2020		500,000	475,000

Machinery - General Industrial — 0.2%
Alstom SA Senior Notes 3.00% due 07/08/2019	EUR	700,000	832,955
ATS Automation Tooling Systems, Inc. Senior Notes 6.50% due 06/15/2023*		800,000	806,000

			1,638,955

Medical - Drugs — 0.9%
Bayer AG FRS Jr. Sub. Notes 2.38% due 04/02/2075	EUR	750,000	802,731
Endo Finance LLC Company Guar. Notes 6.00% due 07/15/2023*		966,000	1,004,640
Grifols Worldwide Operations, Ltd. Company Guar. Notes 5.25% due 04/01/2022		2,029,000	2,061,971

Security Description	Principal Amount(6)		Value (Note 2)

Medical - Drugs (continued)
Roche Finance Europe BV Company Guar. Notes 5.38% due 08/29/2023	GBP	225,000	$419,784
Valeant Pharmaceuticals International, Inc. Company Guar. Notes 5.63% due 12/01/2021*		568,000	577,940
Valeant Pharmaceuticals International, Inc. Company Guar. Notes 5.88% due 05/15/2023*		2,120,000	2,162,400

			7,029,466

Medical - Generic Drugs — 0.3%
Actavis Funding SCS Company Guar. Notes 3.00% due 03/12/2020		654,000	651,264
Actavis Funding SCS Company Guar. Notes 3.80% due 03/15/2025		433,000	419,049
Actavis Funding SCS Company Guar. Notes 3.85% due 06/15/2024		577,000	562,427
Perrigo Finance PLC Company Guar. Notes 3.50% due 12/15/2021		667,000	651,032

			2,283,772

Metal - Copper — 0.1%
First Quantum Minerals, Ltd. Company Guar. Notes 7.25% due 05/15/2022*#		769,000	536,378

Metal - Diversified — 0.1%
Glencore Finance Europe SA Company Guar. Notes 3.75% due 04/01/2026	EUR	650,000	695,030

Metal - Iron — 0.2%
OJSC Novolipetsk Steel via Steel Funding, Ltd. Senior Notes 4.45% due 02/19/2018		400,000	382,736
OJSC Novolipetsk Steel via Steel Funding, Ltd. Senior Notes 4.95% due 09/26/2019		500,000	472,500
Samarco Mineracao SA Senior Notes 4.13% due 11/01/2022*		300,000	256,875
Vale SA Senior Notes 4.38% due 03/24/2018	EUR	500,000	590,532

			1,702,643

Oil & Gas Drilling — 0.2%
Offshore Drilling Holding SA Senior Sec. Notes 8.63% due 09/20/2020(5)		450,000	355,500
Pacific Drilling SA Senior Sec. Notes 5.38% due 06/01/2020*		1,472,000	1,059,840

			1,415,340

Oil Companies - Exploration & Production — 0.8%
Anadarko Finance Co. Company Guar. Notes 7.50% due 05/01/2031		644,000	789,637
Baytex Energy Corp. Company Guar. Notes 5.13% due 06/01/2021*		1,163,000	990,876

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Oil Companies - Exploration & Production (continued)
Gazprom OAO Via Gaz Capital SA Senior Notes 6.00% due 01/23/2021*		$250,000	$243,242
KazMunayGas National Co. JSC Senior Notes 6.38% due 04/09/2021		750,000	759,825
MEG Energy Corp. Company Guar. Notes 6.50% due 03/15/2021*		1,495,000	1,249,072
MIE Holdings Corp. Company Guar. Notes 7.50% due 04/25/2019*		660,000	376,200
Novatek OAO via Novatek Finance, Ltd. Senior Notes 6.60% due 02/03/2021		350,000	337,610
Pertamina Persero PT Senior Notes 4.88% due 05/03/2022*		600,000	581,280
Sinopec Group Overseas Development 2014, Ltd. Company Guar. Notes 4.38% due 04/10/2024*		450,000	469,314
Talisman Energy, Inc. Senior Notes 5.50% due 05/15/2042		951,000	800,477

			6,597,533

Oil Companies - Integrated — 1.1%
BP Capital Markets PLC Company Guar. Notes 1.38% due 11/06/2017		1,340,000	1,333,930
BP Capital Markets PLC Company Guar. Notes 2.97% due 02/27/2026	EUR	700,000	856,860
BP Capital Markets PLC Company Guar. Notes 3.54% due 11/04/2024		477,000	467,446
BP Capital Markets PLC Company Guar. Notes 4.33% due 12/10/2018	GBP	150,000	247,001
BP Capital Markets PLC Company Guar. Notes 4.74% due 03/11/2021		410,000	448,961
Ecopetrol SA Senior Notes 4.13% due 01/16/2025		640,000	563,968
ENI Finance International SA Company Guar. Notes 5.00% due 01/27/2019	GBP	75,000	125,581
Pacific Rubiales Energy Corp. Company Guar. Notes 5.13% due 03/28/2023		600,000	300,000
Petrobras Global Finance BV Company Guar. Notes 5.38% due 01/27/2021		500,000	440,750
Petroleos de Venezuela SA Company Guar. Notes 5.38% due 04/12/2027		300,000	100,200
Petroleos de Venezuela SA Company Guar. Notes 8.50% due 11/02/2017		1,080,000	742,284
Petroleos Mexicanos Company Guar. Notes 5.50% due 06/27/2044		127,000	109,887

Security Description	Principal Amount(6)		Value (Note 2)

Oil Companies-Integrated (continued)
Petronas Capital, Ltd. Company Guar. Notes 3.50% due 03/18/2025		$500,000	$482,259
Petronas Capital, Ltd. Company Guar. Notes 5.25% due 08/12/2019		300,000	325,917
Sasol Financing International PLC Company Guar. Notes 4.50% due 11/14/2022		600,000	592,200
Shell International Finance BV Company Guar. Notes 2.13% due 05/11/2020		529,000	525,501
Total Capital International SA Company Guar. Notes 2.13% due 11/19/2021	EUR	500,000	596,156
Total Capital International SA Company Guar. Notes 2.25% due 12/17/2020	GBP	135,000	205,541

			8,464,442

Oil Refining & Marketing — 0.1%
Reliance Industries, Ltd. Senior Notes 4.13% due 01/28/2025*		250,000	243,607
Thai Oil PCL Senior Notes 3.63% due 01/23/2023*		200,000	195,776

			439,383

Paper & Related Products — 0.3%
Cascades, Inc. Senior Notes 5.75% due 07/15/2023*		1,600,000	1,548,000
Celulosa Arauco y Constitucion SA Senior Notes 4.50% due 08/01/2024		200,000	199,851
Inversiones CMPC SA Notes 4.38% due 05/15/2023		250,000	246,200
Inversiones CMPC SA Company Guar. Notes 4.50% due 04/25/2022		500,000	501,200
Klabin Finance SA Company Guar. Notes 5.25% due 07/16/2024*		200,000	188,900

			2,684,151

Petrochemicals — 0.1%
Alpek SAB de CV Company Guar. Notes 5.38% due 08/08/2023*		700,000	731,500
Braskem Finance, Ltd. Company Guar. Notes 5.75% due 04/15/2021		550,000	497,750

			1,229,250

Pipelines — 0.1%
Transportadora de Gas Internacional SA ESP Senior Notes 5.70% due 03/20/2022*		600,000	611,100

Printing - Commercial — 0.2%
Cimpress NV Company Guar. Notes 7.00% due 04/01/2022*		1,570,000	1,560,187

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Real Estate Operations & Development — 0.3%
China Overseas Finance Cayman VI, Ltd. Company Guar. Notes 4.25% due 05/08/2019		$550,000	$565,977
Country Garden Holdings Co., Ltd. Company Guar. Notes 7.25% due 04/04/2021*		200,000	201,000
Country Garden Holdings Co., Ltd. Company Guar. Notes 7.50% due 01/10/2023*		200,000	197,000
Shimao Property Holdings, Ltd. Company Guar. Notes 6.63% due 01/14/2020		700,000	694,750
Yuzhou Properties Co., Ltd. Company Guar. Notes 8.63% due 01/24/2019		450,000	438,750

			2,097,477

Retail - Major Department Stores — 0.1%
LS Finance 2022, Ltd. Company Guar. Notes 4.25% due 10/16/2022		500,000	501,139

Satellite Telecom — 0.3%
Intelsat Jackson Holdings SA Company Guar. Notes 5.50% due 08/01/2023		2,500,000	2,200,000

Security Services — 0.2%
Garda World Security Corp. Company Guar. Notes 7.25% due 11/15/2021*		1,423,000	1,330,505

Sovereign — 0.3%
Federal Republic of Germany Bonds 6.25% due 01/04/2030	EUR	1,200,000	2,275,519

Sovereign Agency — 0.2%
City of Kyiv Via Kyiv Finance PLC Senior Notes 9.38% due 07/11/2016*		780,000	530,400
Japan Bank for International Cooperation Government Guar. Notes 2.63% due 12/15/2020	GBP	375,000	596,052

			1,126,452

Special Purpose Entity — 0.0%
Hellas Telecommunications Luxembourg II SCA FRS Sub. Notes 6.26% due 01/15/2015*†(3)(4)(10)(17)		560,000	0

Steel-Producers — 0.1%
ArcelorMittal Senior Notes 7.00% due 02/25/2022#		1,162,000	1,159,095

Steel - Specialty — 0.0%
GTL Trade Finance, Inc. Company Guar. Notes 7.25% due 04/16/2044*		200,000	163,340

Sugar — 0.0%
Cosan Luxembourg SA Company Guar. Notes 9.50% due 03/14/2018*(10)	BRL	1,600,000	379,414

SupraNational Banks — 0.2%
European Investment Bank Senior Notes 2.63% due 03/15/2035	EUR	700,000	930,518

Security Description	Principal Amount(6)		Value (Note 2)

SupraNational Banks (continued)
European Investment Bank Senior Notes 4.63% due 10/12/2054	GBP	45,000	$99,075
North American Development Bank Senior Notes 2.30% due 10/10/2018		711,000	723,621

			1,753,214

Telecom Services — 0.6%
Altice Financing SA Senior Sec. Notes 6.50% due 01/15/2022*		1,704,000	1,708,260
Altice SA Company Guar. Notes 7.75% due 05/15/2022*		1,582,000	1,542,450
Bharti Airtel International Netherlands BV Company Guar. Notes 5.35% due 05/20/2024		550,000	587,422
Bharti Airtel, Ltd. Senior Notes 4.38% due 06/10/2025*		450,000	448,137
Virgin Media Secured Finance PLC Senior Sec. Notes 5.25% due 01/15/2026*		850,000	824,500

			5,110,769

Telephone - Integrated — 0.6%
British Telecom PLC Senior Notes 6.63% due 06/23/2017	GBP	250,000	415,583
Empresa de Telecomunicaciones de Bogota Senior Notes 7.00% due 01/17/2023*	COP	640,000,000	192,758
Koninklijke KPN NV Senior Notes 5.75% due 09/17/2029	GBP	250,000	435,433
Oi SA Senior Notes 5.75% due 02/10/2022		600,000	432,000
Oi SA Senior Notes 9.75% due 09/15/2016*(10)	BRL	530,000	128,604
Orange SA Senior Notes 7.25% due 11/10/2020	GBP	75,000	140,751
Orange SA Senior Notes 8.00% due 12/20/2017	GBP	240,000	417,881
Telecom Italia Capital SA Company Guar. Notes 7.72% due 06/04/2038		1,120,000	1,276,800
Telecom Italia SpA Senior Notes 3.25% due 01/16/2023	EUR	700,000	784,847
Telefonica Emisiones SAU Company Guar. Notes 4.69% due 11/11/2019	EUR	300,000	387,233
Telefonica Emisiones SAU Company Guar. Notes 4.75% due 02/07/2017	EUR	400,000	475,970

			5,087,860

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Television — 0.0%
Myriad International Holdings BV Company Guar. Notes 5.50% due 07/21/2025*		$200,000	$198,500

Transport - Marine — 0.1%
PT Pelabuhan Indonesia II Senior Notes 4.25% due 05/05/2025*		875,000	776,562

Transport - Rail — 0.1%
Canadian Pacific Railway Co. Senior Notes 4.80% due 08/01/2045		231,000	232,185
Kazakhstan Temir Zholy Finance BV Company Guar. Notes 6.95% due 07/10/2042		670,000	579,215

			811,400

Transport - Services — 0.1%
Transnet SOC, Ltd. Senior Notes 4.00% due 07/26/2022*		500,000	469,000

Total Foreign Corporate Bonds & Notes
(cost $185,430,436)			173,993,459

FOREIGN GOVERNMENT OBLIGATIONS — 9.9%
Electric - Distribution — 0.1%
Hydro-Quebec Government Guar. Notes 1.38% due 06/19/2017		553,000	556,871

Foreign Government Obligations — 0.1%
Instituto de Credito Oficial Government Guar. Notes 4.88% due 02/01/2018 EUR		700,000	867,739

Sovereign — 9.6%
Commonwealth of Jamaica Senior Notes 8.00% due 06/24/2019		275,000	301,125
Commonwealth of Jamaica Senior Notes 8.00% due 03/15/2039		250,000	268,750
Dominican Republic Senior Bonds 5.50% due 01/27/2025*		1,420,000	1,405,800
Dominican Republic Senior Notes 5.88% due 04/18/2024*		390,000	395,850
Dominican Republic Senior Bonds 5.88% due 04/18/2024		495,000	502,425
Dominican Republic Senior Notes 6.60% due 01/28/2024*		309,000	325,223
Dominican Republic Senior Bonds 7.45% due 04/30/2044		600,000	636,000
Dominican Republic Senior Notes 7.50% due 05/06/2021		320,000	353,200
Dominican Republic Senior Notes 8.63% due 04/20/2027		600,000	712,500
Federal Republic of Germany Bonds 0.50% due 02/15/2025	EUR	1,125,000	1,234,798

Security Description	Principal Amount(6)		Value (Note 2)

Sovereign (continued)
Federal Republic of Germany Bonds 1.75% due 02/15/2024	EUR	1,100,000	$1,354,581
Federal Republic of Germany Bonds 2.50% due 08/15/2046	EUR	170,000	237,847
Federative Republic of Brazil Senior Notes 4.88% due 01/22/2021		1,025,000	1,042,937
Federative Republic of Brazil Senior Notes 5.63% due 01/07/2041		417,000	371,130
Federative Republic of Brazil Senior Notes 7.13% due 01/20/2037		3,000	3,173
Federative Republic of Brazil Senior Notes 12.50% due 01/05/2016	BRL	1,200,000	326,218
Government of Canada Senior Notes 0.88% due 02/14/2017		553,000	554,367
Government of Romania Senior Notes 4.38% due 08/22/2023		1,400,000	1,459,220
Government of Romania Senior Notes 4.88% due 01/22/2024		1,100,000	1,186,625
Government of Romania Senior Notes 6.13% due 01/22/2044		590,000	688,471
Kingdom of Spain Senior Notes 5.25% due 04/06/2029	GBP	440,000	769,975
Lebanese Republic Senior Notes 4.00% due 12/31/2017		283,250	280,418
Lebanese Republic Senior Notes 5.00% due 10/12/2017		150,000	150,563
Lebanese Republic Senior Notes 6.60% due 11/27/2026		1,250,000	1,254,125
Oriental Republic of Uruguay Senior Notes 5.10% due 06/18/2050		1,230,000	1,126,987
Oriental Republic of Uruguay Senior Notes 7.88% due 01/15/2033		980,000	1,277,675
Plurinational State of Bolivia Senior Notes 5.95% due 08/22/2023*		340,000	351,900
Republic of Armenia Senior Notes 6.00% due 09/30/2020		1,250,000	1,191,125
Republic of Armenia Notes 7.15% due 03/26/2025*		720,000	688,464
Republic of Armenia Notes 7.15% due 03/26/2025		1,200,000	1,147,440
Republic of Costa Rica Senior Notes 7.16% due 03/12/2045 7.16% due 03/12/2045*		460,000	431,250

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign (continued)
Republic of Croatia Senior Notes 5.50% due 04/04/2023*		$500,000	$515,625
Republic of Croatia Senior Bonds 6.00% due 01/26/2024		600,000	640,128
Republic of Croatia Senior Notes 6.25% due 04/27/2017		1,210,000	1,270,655
Republic of El Salvador Senior Notes 5.88% due 01/30/2025		1,150,000	1,076,687
Republic of El Salvador Senior Notes 7.63% due 02/01/2041		1,120,000	1,060,080
Republic of Guatemala Senior Notes 4.88% due 02/13/2028		1,500,000	1,436,250
Republic of Hungary Senior Notes 4.00% due 03/25/2019		500,000	519,426
Republic of Hungary Senior Notes 5.75% due 11/22/2023		1,280,000	1,427,200
Republic of Hungary Senior Notes 7.63% due 03/29/2041		270,000	368,069
Republic of Indonesia Senior Notes 3.75% due 04/25/2022		400,000	383,520
Republic of Indonesia Senior Notes 5.25% due 01/17/2042		700,000	649,250
Republic of Indonesia Senior Notes 5.88% due 01/15/2024*		575,000	618,125
Republic of Indonesia Senior Notes 8.50% due 10/12/2035		560,000	721,700
Republic of Italy Senior Notes 5.25% due 12/07/2034	GBP	275,000	475,137
Republic of Italy Senior Notes 6.00% due 08/04/2028	GBP	135,000	250,852
Republic of Ivory Coast Senior Notes 5.38% due 07/23/2024		600,000	542,100
Republic of Ivory Coast Senior Notes 6.38% due 03/03/2028		500,000	465,650
Republic of Kazakhstan Senior Notes 3.88% due 10/14/2024*		600,000	547,800
Republic of Kazakhstan Senior Notes 4.88% due 10/14/2044		1,420,000	1,144,861
Republic of Kazakhstan Notes 5.13% due 07/21/2025*		730,000	712,662
Republic of Kazakhstan 6.50% due 07/21/2045*		470,000	453,550
Republic of Kenya Senior Notes 6.88% due 06/24/2024*		1,370,000	1,325,064

Security Description	Principal Amount(6)	Value (Note 2)

Sovereign (continued)
Republic of Lithuania Senior Notes 5.13% due 09/14/2017	$430,000	$462,009
Republic of Lithuania Senior Notes 6.63% due 02/01/2022	1,000,000	1,202,626
Republic of Panama Senior Notes 6.70% due 01/26/2036	930,000	1,132,275
Republic of Paraguay Notes 6.10% due 08/11/2044*	600,000	603,000
Republic of Paraguay Notes 6.10% due 08/11/2044	1,250,000	1,256,250
Republic of Peru Senior Notes 4.13% due 08/25/2027	377,000	374,173
Republic of Peru Senior Notes 6.55% due 03/14/2037	1,000,000	1,190,000
Republic of Peru Senior Notes 7.35% due 07/21/2025	850,000	1,079,500
Republic of Peru Senior Notes 8.75% due 11/21/2033	740,000	1,078,550
Republic of Poland Senior Notes 3.00% due 03/17/2023	1,840,000	1,827,672
Republic of Poland Senior Notes 4.00% due 01/22/2024	2,300,000	2,419,609
Republic of Poland Senior Notes 5.00% due 03/23/2022	1,700,000	1,897,098
Republic of Senegal Bonds 6.25% due 07/30/2024	1,160,000	1,072,371
Republic of Serbia Senior Notes 7.25% due 09/28/2021	1,000,000	1,129,824
Republic of South Africa Senior Notes 5.38% due 07/24/2044	450,000	436,662
Republic of South Africa Senior Notes 5.88% due 09/16/2025	830,000	896,214
Republic of the Philippines Senior Notes 4.00% due 01/15/2021	1,325,000	1,429,344
Republic of the Philippines 4.20% due 01/21/2024	1,100,000	1,210,000
Republic of the Philippines Senior Notes 7.75% due 01/14/2031	260,000	376,350
Republic of the Philippines Senior Notes 9.50% due 02/02/2030	740,000	1,202,500
Republic of Turkey Senior Notes 3.25% due 03/23/2023	1,730,000	1,575,805
Republic of Turkey Senior Notes 4.88% due 04/16/2043	580,000	509,646

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign (continued)
Republic of Turkey Senior Notes 11.88% due 01/15/2030		$900,000	$1,474,992
Republic of Venezuela Senior Notes 7.00% due 12/01/2018		650,000	247,650
Republic of Venezuela Senior Bonds 7.65% due 04/21/2025		55,000	19,415
Republic of Venezuela Senior Notes 9.00% due 05/07/2023		550,000	201,025
Republic of Venezuela Senior Notes 9.38% due 01/13/2034		420,000	155,190
Republic of Venezuela Senior Bonds 11.75% due 10/21/2026		820,000	339,070
Republic of Venezuela Senior Bonds 11.95% due 08/05/2031		655,000	271,170
Republic of Venezuela Senior Bonds 12.75% due 08/23/2022#		1,100,000	512,600
Republic of Zambia Notes 5.38% due 09/20/2022		390,000	311,875
Republic of Zambia Senior Notes 8.50% due 04/14/2024		1,200,000	1,097,256
United Kingdom Gilt Treasury Bonds 4.50% due 09/07/2034	GBP	425,000	857,202
United Mexican States Senior Notes 3.60% due 01/30/2025		1,767,000	1,731,660
United Mexican States Senior Notes 4.00% due 10/02/2023		1,780,000	1,806,700
United Mexican States Senior Bonds 4.75% due 03/08/2044		1,354,000	1,262,605
United Mexican States Senior Notes 5.63% due 01/15/2017		340,000	360,400
United Mexican States Senior Notes 6.05% due 01/11/2040		1,500,000	1,680,000

			75,324,841

Sovereign Agency — 0.1%
Republic of Mozambique Government Guar. Notes 6.31% due 09/11/2020		1,500,000	1,348,470

Total Foreign Government Obligations
(cost $82,644,780)			78,097,921

U.S. GOVERNMENT AGENCIES — 4.3%
Federal Home Loan Mtg. Corp. — 1.2%
1.89% due 02/01/2037 FRS		51,942	54,659
2.50% due 01/01/2028		346,719	355,406
2.50% due 04/01/2028		764,581	783,753
2.53% due 11/01/2037 FRS		334,358	358,651
3.00% due 04/01/2043		635,203	640,495
3.00% due 08/01/2043		862,028	866,096
3.00% due 07/01/2045		280,207	281,181
3.50% due 02/01/2042		564,683	585,207

Security Description	Principal Amount(6)	Value (Note 2)

Federal Home Loan Mtg. Corp. (continued)
3.50% due 03/01/2042	$428,446	$445,453
3.50% due 04/01/2042	814,753	847,020
3.50% due 08/01/2042	773,688	804,873
3.50% due 09/01/2043	89,037	92,664
3.50% due 03/01/2045	981,897	1,017,673
3.50% due 07/01/2045	311,553	322,975
3.50% due 08/01/2045	379,461	394,166
4.00% due 09/01/2040	164,214	174,767
4.00% due 10/01/2043	45,710	48,540
4.50% due 02/01/2020	23,246	24,190
4.50% due 08/01/2020	13,640	14,172
4.50% due 03/01/2023	91,514	96,288
4.50% due 01/01/2039	28,300	30,654
4.50% due 12/01/2039	39,951	44,139
5.00% due 05/01/2034	126,285	139,812
5.50% due 06/01/2022	47,256	51,413
5.50% due 07/01/2035	35,643	39,825
6.00% due 03/01/2040	115,931	131,051
6.50% due 02/01/2036	17,734	20,382
Federal Home Loan Mtg. Corp. REMIC
Series 3964, Class MD 2.00% due 01/15/2041(2)	81,502	82,127
Series 3572, Class JS FRS 6.60% due 09/15/2039 (2)(7)(8)	386,747	63,431
Federal Home Loan Mtg. Corp.
Structured Agency Credit RiskFRS Series 2014-HQ1, Class M1 1.85% due 08/25/2024(2)	414,396	415,715
Series 2014-DN1, Class M2 2.40% due 02/25/2024(2)	167,000	168,099

		9,394,877

Federal National Mtg. Assoc. — 2.7%
1.91% due 09/01/2035 FRS	301,956	317,907
2.19% due 05/01/2037 FRS	87,337	92,428
2.32% due 05/01/2040 FRS	321,167	342,571
2.33% due 07/01/2039 FRS	230,754	243,612
2.40% due 06/01/2034 FRS	261,688	279,265
2.49% due 11/01/2036 FRS	150,472	161,156
2.50% due September 15 TBA	101,000	102,561
2.55% due 08/01/2035 FRS	188,731	202,345
2.97% due 10/01/2040 FRS	95,452	101,665
3.00% due 10/01/2027	417,837	434,788
3.00% due 12/01/2027	376,886	391,598
3.00% due 03/01/2042	644,268	651,018
3.00% due 12/01/2042	240,996	243,494
3.00% due 05/01/2043	508,994	513,864
3.00% due 02/01/2045	349,428	351,780
3.00% due September 15 TBA	900,000	934,253
3.00% due September 30 TBA	1,602,000	1,611,011
3.21% due 10/01/2040 FRS	189,916	202,695
3.50% due 09/01/2026	419,288	443,335
3.50% due 08/01/2027	156,065	164,706
3.50% due 10/01/2028	397,574	421,132
3.50% due 06/01/2042	334,182	347,404
3.50% due 07/01/2042	135,076	138,528
3.50% due 08/01/2042	1,225,045	1,265,127
3.50% due 09/01/2042	821,836	854,614
3.50% due September 30 TBA	257,000	266,579
4.00% due 11/01/2025	220,208	234,589
4.00% due 06/01/2039	479,540	518,694
4.00% due 09/01/2040	452,937	483,691
4.00% due 12/01/2040	60,142	64,290
4.00% due 11/01/2041	544,429	580,395
4.00% due 01/01/2042	427,993	456,919
4.00% due 10/01/2043	24,582	26,193

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
4.00% due 12/01/2043	$427,992	$461,907
4.00% due 10/01/2044	796,260	848,747
4.00% due 11/01/2044	268,452	286,155
4.00% due September 30 TBA	1,226,000	1,303,248
4.50% due 06/01/2019	22,440	23,370
4.50% due 01/01/2039	29,552	32,091
4.50% due 11/01/2040	114,084	124,007
4.50% due 05/01/2041	162,442	176,416
4.50% due 07/01/2041	100,315	109,069
4.50% due 03/01/2042	505,667	549,873
4.50% due September 30 TBA	1,200,000	1,300,500
5.00% due 03/15/2016	163,000	167,052
5.00% due 01/01/2023	80,294	86,736
5.00% due 04/01/2023	60,263	64,783
5.00% due 03/01/2037	16,761	18,470
5.00% due 05/01/2040	535,125	592,068
5.00% due 06/01/2040	130,567	144,321
5.00% due 07/01/2040	197,207	217,966
5.00% due September 30 TBA	200,000	220,605
5.50% due 08/01/2037	491,526	549,572
5.50% due 06/01/2038	70,360	79,474
6.00% due 02/01/2032	3,689	4,165
6.00% due 10/01/2034	145	164
6.00% due 10/01/2037	19,067	21,508
6.00% due 09/01/2038	128,476	145,387
6.00% due 11/01/2038	39,400	44,438
6.00% due 06/01/2040	33,412	37,775
6.50% due 11/01/2037	91,046	109,415
Fannie Mae Connecticut Avenue Securities FRS Series 2014-C01, Class M1 1.80% due 01/25/2024(2)	376,201	377,293
Federal National Mtg. Assoc. REMIC Series 2011-117, Class MA 2.00% due 08/25/2040(2)	184,313	184,782

		21,725,564

Government National Mtg. Assoc. — 0.3%
3.00% due 02/20/2045	388,082	394,371
3.00% due 05/20/2045	272,660	277,079
3.00% due September 30 TBA	281,000	285,133
3.50% due 03/20/2045	308,689	322,340
3.50% due 04/20/2045	446,581	466,331
3.50% due September 30 TBA	274,000	285,656
4.00% due 03/20/2044	157,038	166,779

		2,197,689

Tennessee Valley Authority — 0.1%
Tennessee Valley Authority 1.75% due 10/15/2018	395,000	401,211

Total U.S. Government Agencies
(cost $33,466,266)		33,719,341

U.S. GOVERNMENT TREASURIES — 10.9%
United States Treasury Bonds — 0.9%
3.00% due 11/15/2044	657,000	663,159
3.00% due 05/15/2045	706,000	714,163
3.13% due 11/15/2041	595,000	619,505
3.13% due 02/15/2043	1,486,000	1,536,849
3.13% due 08/15/2044	253,000	261,730
3.38% due 05/15/2044	50,000	54,220
4.50% due 02/15/2036	2,400,000	3,099,845
5.25% due 11/15/2028	67,000	88,454

		7,037,925

Security Description	Principal Amount(6)	Value (Note 2)

United States Treasury Notes — 10.0%
1.50% due 01/31/2022	$191,000	$186,633
0.13% due 04/15/2018 TIPS(9)	1,560,732	1,559,371
0.50% due 11/30/2016	8,000,000	7,997,184
0.50% due 01/31/2017	10,000,000	9,988,410
0.50% due 04/30/2017	8,000,000	7,979,584
0.50% due 07/31/2017	17,500,000	17,420,480
0.63% due 08/31/2017	21,759,000	21,708,563
0.75% due 01/15/2017	897,600	899,669
1.25% due 11/30/2018	2,936,000	2,942,882
1.38% due 07/31/2018	57,000	57,499
1.38% due 03/31/2020	1,737,000	1,728,225
1.38% due 04/30/2020	947,000	941,587
1.63% due 08/15/2022	191,000	187,008
1.75% due 03/31/2022	328,000	324,946
2.00% due 07/31/2022	282,000	283,377
2.00% due 02/15/2025	591,000	580,650
2.00% due 08/15/2025	937,000	920,285
2.13% due 12/31/2021	348,000	353,310
2.13% due 05/15/2025	713,000	707,401
2.38% due 08/15/2024	685,000	696,533
2.75% due 02/15/2024	650,000	682,517
3.63% due 08/15/2019	52,000	56,509

		78,202,623

Total U.S. Government Treasuries
(cost $85,051,185)		85,240,548

LOANS(11)(12) — 0.8%
Aerospace/Defense — 0.1%
Vencore Inc FRS BTL-1st Lien 10.00% due 11/23/2019	913,250	909,065

E-Commerce/Services — 0.1%
Rentpath, Inc. FRS BTL-2nd Lien 10.00% due 12/17/2022	1,202,597	1,134,950

Electric - Distribution — 0.2%
Cedar Bay Generating Co. LP FRS BTL 6.25% due 04/23/2020	1,265,622	1,270,368

Oil Companies - Exploration & Production — 0.0%
American Energy-Marcellus LLC FRS BTL-2nd Lien 8.50% due 08/04/2021	298,693	79,154

Publishing - Books — 0.2%
Cengage Learning Acquisitions, Inc. FRS BTL-1st Lien 8.25% due 03/31/2020	1,496,222	1,493,416

Semiconductor Components - Integrated Circuits — 0.2%
SunEdison Semiconductor, Ltd. FRS BTL-1st Lien 6.50% due 05/27/2019	1,159,024	1,156,127

Total Loans
(cost $6,260,917)		6,043,080

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Shares/ Principal Amount(6)		Value (Note 2)

MUNICIPAL BONDS & NOTES — 0.2%
Ohio State University Revenue Bonds Series A 4.80% due 06/01/2111		$488,000	$470,286
Port Authority of New York & New Jersey Revenue Bonds Series 168 4.93% due 10/01/2051		438,000	473,877
Port Authority of New York & New Jersey Revenue Bonds Series 174 4.46% due 10/01/2062		815,000	801,658

Total Municipal Bonds & Notes
(cost $1,736,094)			1,745,821

COMMON STOCKS — 0.0%
Power Converter/Supply Equipment — 0.0%
TPT Acquisition, Inc.†(3)(10)		14,640	0

Television — 0.0%
ION Media Networks, Inc.†(3)(10)		316	197,286

Total Common Stocks
(cost $219,603)			197,286

PREFERRED SECURITIES — 0.1%
Electric - Integrated — 0.0%
Entergy Louisiana LLC 4.70%#		14,575	341,638

Sovereign Agency — 0.0%
Federal Home Loan Mtg. Corp. FRS Series Z 8.38%#		5,100	25,041

Telecom Services — 0.1%
Qwest Corp. 6.13%#		28,275	704,330

Total Preferred Securities
(cost $1,149,917)			1,071,009

PREFERRED SECURITIES/CAPITAL SECURITIES — 4.2%
Banks - Commercial — 0.3%
Danske Bank A/S FRS 5.56% due 03/13/2017(13)	GBP	150,000	232,910
Danske Bank A/S VRS 5.75% due 05/06/2020(13)	EUR	250,000	284,613
HSBC Bank Capital Funding LP FRS 5.84% due 03/30/2025(13)	GBP	350,000	585,922
Standard Chartered Bank VRS 8.10% due 05/11/2016(13)	GBP	275,000	431,482
Standard Chartered PLC VRS 6.50% due 04/02/2020*#(13)		719,000	705,128

			2,240,055

Banks - Fiduciary — 0.1%
Bank of New York Mellon Corp. FRS Series E 4.95% due 06/20/2020(13)		628,000	622,505

Banks - Super Regional — 0.2%
Capital One Financial Corp. FRS Series E 5.55% due 06/01/2020(13)		338,000	335,783
Fifth Third Bancorp FRS Series J 4.90% due 09/30/2019(13)		798,000	748,125
Wells Fargo & Co. FRS Series U 5.88% due 06/15/2025(13)		605,000	619,369

Security Description	Principal Amount(6)		Value (Note 2)

Banks - Super Regional (continued)
Wells Fargo Capital X 5.95% due 12/01/2086		$276,000	$277,380

			1,980,657

Building Societies — 0.1%
Nationwide Building Society VRS 6.88% due 06/20/2019(13)	GBP	315,000	482,062

Diversified Banking Institutions — 1.7%
Bank of America Corp. FRS Series AA 6.10% due 03/17/2025(13)		1,033,000	1,008,466
BNP Paribas SA VRS 7.38% due 08/19/2025*(13)		548,000	561,152
Citigroup, Inc. FRS Series N 5.80% due 11/15/2019(13)		1,011,000	1,001,830
Citigroup, Inc. FRS 5.95% due 05/15/2025(13)		1,238,000	1,183,838
Credit Agricole SA VRS 6.63% due 09/23/2019*#(13)		767,000	752,083
Credit Suisse Group AG VRS 6.25% due 12/18/2024*(13)		833,000	799,680
Credit Suisse Group AG VRS 7.50% due 12/11/2023*(13)		680,000	718,590
Deutsche Bank AG VRS 7.50% due 04/30/2025#(13)		1,600,000	1,574,000
Goldman Sachs Group, Inc. FRS Series M 5.38% due 05/10/2020(13)		355,000	347,678
HSBC Holdings PLC VRS 6.38% due 03/30/2025(13)		381,000	378,619
JPMorgan Chase & Co. FRS Series U 6.13% due 04/30/2024(13)		1,967,000	1,967,000
JPMorgan Chase & Co. FRS Series 1 7.90% due 04/30/2018(13)		484,000	508,200
Royal Bank of Scotland Group PLC VRS 8.00% due 08/10/2025(13)		245,000	250,206
Societe Generale SA VRS 6.00% due 01/27/2020*#(13)		1,111,000	1,048,560
Societe Generale SA FRS 7.00% due 12/19/2017(13)	EUR	500,000	617,183
UBS Group AG VRS 5.75% due 02/19/2022(13)	EUR	500,000	580,224

			13,297,309

Electric - Integrated — 0.1%
Dominion Resources, Inc. FRS 5.75% due 10/01/2054		462,000	476,784

Finance-Investment Banker/Broker — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Security 5.86% due 11/30/2056(10)†		101,000	10

Finance-Other Services — 0.1%
National Rural Utilities Cooperative Finance Corp. FRS 4.75% due 04/30/2043		683,000	676,033

Financial Guarantee Insurance — 0.2%
Assured Guaranty Municipal Holdings, Inc. FRS 6.40% due 12/15/2066*#		1,835,000	1,353,313

Food-Dairy Products — 0.2%
Land O’Lakes Capital Trust I 7.45% due 03/15/2028*		1,800,000	1,890,000

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Security Description	Principal Amount(6)		Value (Note 2)

PREFERRED SECURITIES/CAPITAL SECURITIES (continued)
Insurance - Life/Health — 0.3%
Prudential Financial, Inc. FRS 5.38% due 05/15/2045		$227,000	$224,517
Prudential Financial, Inc. FRS 5.63% due 06/15/2043		1,923,000	1,973,959

			2,198,476

Insurance - Multi-line — 0.2%
AXA SA VRS 3.88% due 10/08/2025(13)	EUR	600,000	659,488
MetLife Capital Trust IV 7.88% due 12/15/2067*		337,000	420,408
MetLife, Inc. 6.40% due 12/15/2066		755,000	829,556

			1,909,452

Insurance - Reinsurance — 0.2%
Muenchener Rueckversicherungs-Gesellschaft AG FRS 5.77% due 06/12/2017(13)	EUR	750,000	901,033
Muenchener Rueckversicherungs-Gesellschaft AG VRS 7.63% due 06/21/2028	GBP	375,000	647,208

			1,548,241

Oil Companies - Integrated — 0.1%
TOTAL SA VRS 2.25% due 02/26/2026(13)	EUR	625,000	680,935

Pipelines — 0.0%
TransCanada Trust FRS 5.63% due 05/20/2075		287,000	274,659

Telephone - Integrated — 0.2%
Orange SA VRS 4.25% due 02/07/2020(13)	EUR	700,000	823,995
Telefonica Europe BV VRS 4.20% due 12/14/2019(13)	EUR	500,000	569,913
Telefonica Europe BV VRS 6.75% due 11/26/2020(13)	GBP	200,000	322,920

			1,716,828

Tools - Hand Held — 0.1%
Stanley Black & Decker, Inc. FRS 5.75% due 12/15/2053		909,000	973,767

Total Preferred Securities/Capital Securities
(cost $32,453,000)			32,321,086

Total Long-Term Investment Securities
(cost $781,139,226)			749,286,408

SHORT-TERM INVESTMENT SECURITIES — 8.5%
Registered Investment Companies — 4.6%
State Street Navigator Securities Lending Prime Portfolio 0.21%(14)(19)		35,855,363	35,855,363

Time Deposits — 3.9%
Euro Time Deposit with State Street Bank and Trust Co. 0.01% due 09/01/2015		30,623,000	30,623,000

Total Short-Term Investment Securities
(cost $66,478,363)			66,478,363

TOTAL INVESTMENTS
(cost $847,617,589)(15)		103.8%	815,764,771
Liabilities in excess of other assets		(3.8)	(30,129,854)

NET ASSETS		100.0%	$785,634,917

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At August 31, 2015, the aggregate value of these securities was $187,663,667 representing 23.9% of net assets. Unless otherwise indicated, these securities are not considered to be illiquid.
#	The security or a portion thereof is out on loan (see Note 2)
†	Non-income producing security
(1)	Commercial Mortgage Backed Security
(2)	Collateralized Mortgage Obligation
(3)	Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(4)	Security in default of interest and principal at maturity.
(5)	“Step-up” security where the rate increases (“steps-up”) at a predetermined rate. Rate shown reflects the increased rate.
(6)	Denominated in United States Dollars unless otherwise indicated.
(7)	Interest Only
(8)	Inverse Floating Rate Security that pays interest that varies inversely to changes in the market interest rates. The interest rate shown is the current interest rate at August 31, 2015.
(9)	Principal amount of security is adjusted for inflation.
(10)	Illiquid security. At August 31, 2015, the aggregate value of these securities was $1,788,556 representing 0.2% of net assets.
(11)	Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(12)	The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offer Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(13)	Perpetual maturity — maturity date reflects the next call date.
(14)	At August 31, 2015, the Fund had loaned securities with a total value of $35,051,653. This was secured by collateral of $35,855,363, which was received in cash and subsequently invested in short-term investments currently valued at $35,855,363 as reported in the Portfolio of Investments.
(15)	See Note 5 for cost of investments on a tax basis.
(16)	Company has filed for Chapter 11 bankruptcy.
(17)	Company has filed for bankruptcy protection in the country or issuance.
(18)	“Payment-in-Kind” (PIK) security. Income may be paid in additional securities or cash at the discretion of the issuer. The security is currently paying interest in cash at the coupon rate listed.
(19)	The rate shown is the 7-day yield as of August 31, 2015.
(20)	Subsequent to August 31, 2015, security is in default of interest and company has filed for Chapter 11 bankruptcy protection.

BTL—Bank Term Loan

REMIC—Real Estate Mortgage Investment Conduit

TBA—Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.

TIPS—Treasury Inflation Protected Security

FRS—Floating Rate Security

VRS—Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at August 31, 2015 and unless noted otherwise, the dates are the original maturity dates.

Currency Legend

BRL—Brazilian Real

COP—Columbian Peso

EUR—Euro

GBP—British Pound

VALIC Company II Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — August 31, 2015 — (continued)

Forward Foreign Currency Contracts
Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank N.A	EUR	31,400,000	USD	34,289,065	09/01/2015	$–	$(946,463)
	EUR	23,950,000	USD	26,793,584	09/21/2015	–	(89,305)
	EUR	27,900,000	USD	31,772,241	10/02/2015	450,569	–
	GBP	14,816,992	USD	23,103,480	09/01/2015	366,804	–
	GBP	15,088,755	USD	23,350,000	10/02/2015	200,225	–
	USD	1,967,944	EUR	1,760,000	09/01/2015	7,041	–

Net Unrealized Appreciation/(Depreciation)						$1,024,639	$(1,035,768)

EUR—Euro Dollar

GBP—Pound Sterling

USD—United States Dollar

The following is a summary of the inputs used to value the Fund’s net assets as of August 31, 2015 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
Asset Backed Securities	$—	$5,738,713	$—	$5,738,713
U.S. Corporate Bonds & Notes:
Airlines	—	3,825,535	57,800	3,883,335
Gambling (Non-Hotel)	—	1,750,930	2,660	1,753,590
Rubber/Plastic Products	—	—	0	0
Other Industries	—	325,481,219	—	325,481,219
Foreign Corporate Bonds & Notes:
Special Purpose Entity	—	—	0	0
Other Industries	—	173,993,459	—	173,993,459
Foreign Government Obligations	—	78,097,921	—	78,097,921
U.S. Government Agencies	—	33,719,341	—	33,719,341
U.S. Government Treasuries	—	85,240,548	—	85,240,548
Loans	—	6,043,080	—	6,043,080
Municipal Bonds & Notes	—	1,745,821	—	1,745,821
Common Stocks	—	—	197,286	197,286
Preferred Securities	1,071,009	—	—	1,071,009
Preferred Securities/Capital Securities	—	32,321,086	—	32,321,086
Short-Term Investment Securities:
Registered Investment Companies	35,855,363	—	—	35,855,363
Time Deposits	—	30,623,000	—	30,623,000

Total Investments at Value	$36,926,372	$778,580,653	$257,746	$815,764,771

Other Financial Instruments:+
Forward Foreign Currency Contracts	$—	$1,024,639	$—	$1,024,639

LIABILITIES:
Other Financial Instruments:+
Forward Foreign Currency Contracts	$—	$1,035,768	$—	$1,035,768

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Other financial instruments are derivative instruments, not reflected in the Portfolio of Investments, such as futures, forward, swap and written option contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no material transfers between Levels during the reporting period.

At the beginning and end of the reporting period, Level 3 investments were not considered a material portion of the Fund.

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2015

	AGGRESSIVE GROWTH LIFESTYLE FUND	CAPITAL APPRECIATION FUND	CONSERVATIVE GROWTH LIFESTYLE FUND	CORE BOND FUND	HIGH YIELD BOND FUND
ASSETS:
Investments at value (unaffiliated)*†	$–	$83,112,043	$–	$1,126,893,193	$466,976,573
Investments at value (affiliated)*	508,911,513	–	325,780,507	–	–
Repurchase agreements (cost approximates value)	–	–	–	–	26,536,000

Total investments	508,911,513	83,112,043	325,780,507	1,126,893,193	493,512,573

Cash	77,777	16	91,608	334	177
Foreign cash*	–	–	–	–	113,225
Due from broker	–	–	–	–	–
Receivable for:
Trust shares sold	69,015	5,049	231,154	221,751	55,810
Dividends and interest	–	68,631	–	7,103,804	7,851,473
Investments sold	510,582	416,138	–	11,523,028	730,744
Payments on swap contracts	–	–	–	–	104,256
Securities lending income	–	399	–	11,396	12,888
Prepaid expenses and other assets	11,080	8,850	8,274	21,606	15,719
Due from investment adviser for expense reimbursements/fee waivers	11,741	9,014	6,696	24,534	5,171
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	139,087
Swap premiums paid	–	–	–	–	608,645
Unrealized appreciation on swap contracts	–	–	–	–	38,328

TOTAL ASSETS	509,591,708	83,620,140	326,118,239	1,145,799,646	503,188,096

LIABILITIES:
Payable for:
Trust shares reaquired	579,597	13,268	122,072	846,559	94,693
Investments purchased	–	722,803	109,082	59,840,396	–
Investment advisory and management fees	44,650	39,814	28,207	393,907	246,150
Shareholder services	–	18,097	–	227,613	99,908
Administrative service fees	–	4,886	–	61,455	26,975
Transfer agent fees and expenses	250	500	250	500	500
Trustees’ fees and expenses	9,058	4,431	6,056	18,812	12,479
Other accrued expenses	68,101	44,917	55,568	128,228	79,970
Variation margin on futures contracts	–	–	–	–	–
Accrued foreign tax on capital gains	–	–	–	–	–
Collateral upon return of securities loaned	–	810,693	–	18,479,285	33,550,848
Due to broker	–	–	–	–	105,820
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–
Unrealized depreciation on swap contracts	–	–	–	–	116,250

TOTAL LIABILITIES	701,656	1,659,409	321,235	79,996,755	34,333,593

NET ASSETS	$508,890,052	$81,960,731	$325,797,004	$1,065,802,891	$468,854,503

NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share	$477,068	$50,142	$272,701	$974,895	$633,316
Additional paid in capital	448,580,121	58,831,252	312,983,315	1,044,194,388	493,709,001
Accumulated undistributed net investment income (loss)	10,732,462	312,853	8,949,690	23,521,691	22,676,199
Accumulated undistributed net realized gain (loss) on investments, swap contracts, futures contracts, options contracts, securities sold short, foreign exchange transactions and capital gain distributions from underlying funds	34,426,467	7,108,954	11,365,126	1,084,042	(32,464,654)
Unrealized appreciation (depreciation) on investments	14,673,934	15,657,530	(7,773,828)	(3,972,125)	(15,760,936)
Unrealized appreciation (depreciation) on swap, futures contracts and options contracts	–	–	–	–	(77,922)
Unrealized foreign exchange gain (loss) on other assets and liabilities	–	–	–	–	139,499
Accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–

NET ASSETS	$508,890,052	$81,960,731	$325,797,004	$1,065,802,891	$468,854,503

	–	–	–	–	–
SHARES OF BENEFICIAL INTEREST:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	47,706,771	5,014,189	27,270,134	97,489,499	63,331,621
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.67	$16.35	$11.95	$10.93	$7.40

* Cost
Investments (unaffiliated)	$–	$67,454,513	$–	$1,130,865,318	$482,737,509

Investments (affiliated)	$494,237,579	$–	$333,554,335	$–	$–

Foreign cash	$–	$–	$–	$–	$112,952

† Including securities on loan	$–	$796,494	$–	$18,089,256	$34,137,917

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2015 — (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP VALUE FUND	MODERATE GROWTH LIFESTYLE FUND
ASSETS:
Investments at value (unaffiliated)*†	$618,975,941	$194,573,044	$157,785,996	$934,948,253	$–
Investments at value (affiliated)*	–	–	–	–	798,491,872
Repurchase agreements (cost approximates value)	8,687,000	–	1,405,000	8,127,000	–

Total investments	627,662,941	194,573,044	159,190,996	943,075,253	798,491,872

Cash	3,045,151	1,246	632	984	88,955
Foreign cash*	1,582,244	–	–	229,148	–
Due from broker	–	–	–	–	–
Receivable for:
Trust shares sold	91,449	3,655	12,149	11,076	21,697
Dividends and interest	1,154,254	353,625	81,599	931,475	–
Investments sold	4,951,405	392,265	2,036,070	2,985,045	1,639,147
Payments on swap contracts	–	–	–	–	–
Securities lending income	15,908	414	3,126	4,499	–
Prepaid expenses and other assets	30,455	31,165	21,907	36,711	15,748
Due from investment adviser for expense reimbursements/fee waivers	87,468	7,548	37,507	18,634	18,025
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	–
Swap premiums paid	–	–	–	–	–
Unrealized appreciation on swap contracts	–	–	–	–	–

TOTAL ASSETS	638,621,275	195,362,962	161,383,986	947,292,825	800,275,444

LIABILITIES:
Payable for:
Trust shares reaquired	125,238	62,563	391,721	587,197	1,660,845
Investments purchased	6,591,785	313,937	2,462,563	2,975,034	–
Investment advisory and management fees	429,958	85,809	101,962	564,186	69,781
Shareholder services	131,708	42,905	34,140	203,929	–
Administrative service fees	35,561	11,584	9,218	55,061	–
Transfer agent fees and expenses	377	374	438	561	250
Trustees’ fees and expenses	25,361	10,566	7,791	32,163	14,015
Other accrued expenses	108,434	56,256	49,109	107,781	86,474
Variation margin on futures contracts	–	–	–	–	–
Accrued foreign tax on capital gains	46,367	–	–	–	–
Collateral upon return of securities loaned	34,825,194	1,177,006	4,036,052	16,186,605	–
Due to broker	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	–
Unrealized depreciation on swap contracts	–	–	–	–	–

TOTAL LIABILITIES	42,319,983	1,761,000	7,092,994	20,712,517	1,831,365

NET ASSETS	$596,301,292	$193,601,962	$154,290,992	$926,580,308	$798,444,079

NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share	$395,480	$113,334	$175,074	$424,601	$566,551
Additional paid in capital	641,384,492	207,468,541	137,439,279	708,023,466	728,133,426
Accumulated undistributed net investment income (loss)	3,066,471	2,423,104	(441,272)	2,691,890	18,164,593
Accumulated undistributed net realized gain (loss) on investments, swap contracts, futures contracts, options contracts, securities sold short, foreign exchange transactions and capital gain distributions from underlying funds	(125,614,185)	(28,682,666)	7,968,521	125,513,782	41,077,204
Unrealized appreciation (depreciation) on investments	77,180,973	12,279,649	9,149,390	89,928,594	10,502,305
Unrealized appreciation (depreciation) on swap, futures contracts and options contracts	–	–	–	–	–
Unrealized foreign exchange gain (loss) on other assets and liabilities	(65,572)	–	–	(2,025)	–
Accrued capital gains tax on unrealized appreciation (depreciation)	(46,367)	–	–	–	–

NET ASSETS	$596,301,292	$193,601,962	$154,290,992	$926,580,308	$798,444,079

	–	–	–	–	–
SHARES OF BENEFICIAL INTEREST:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	39,547,983	11,333,382	17,507,359	42,460,082	56,655,073
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.08	$17.08	$8.81	$21.82	$14.09

* Cost
Investments (unaffiliated)	$541,794,968	$182,293,395	$148,636,606	$845,019,659	$–

Investments (affiliated)	$–	$–	$–	$–	$787,989,567

Foreign cash	$1,602,182	$–	$–	$228,444	$–

†Including securities on loan	$33,176,743	$1,130,458	$3,921,108	$15,860,302	$–

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF ASSETS AND LIABILITIES — August 31, 2015 — (continued)

	MONEY MARKET II FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	SOCIALLY RESPONSIBLE FUND	STRATEGIC BOND FUND
ASSETS:
Investments at value (unaffiliated)*†	$161,677,748	$131,501,360	$522,263,277	$714,198,845	$815,764,771
Investments at value (affiliated)*	–	–	–	–	–
Repurchase agreements (cost approximates value)	2,464,000	–	10,426,000	15,260,000	–

Total investments	164,141,748	131,501,360	532,689,277	729,458,845	815,764,771

Cash	800	264	768	568	1,164,851
Foreign cash*	–	–	–	–	1,690,064
Due from broker	–	–	395,000	–	–
Receivable for:
Trust shares sold	44,879	3,549	10,104	91,950	6,343
Dividends and interest	24,426	32,419	412,351	1,438,210	10,535,409
Investments sold	–	342,638	4,293,853	–	4,661,986
Payments on swap contracts	–	–	–	–	–
Securities lending income	–	40,168	71,216	2,619	24,351
Prepaid expenses and other assets	16,759	8,887	24,414	32,278	23,473
Due from investment adviser for expense reimbursements/fee waivers	59,280	5,015	37,949	28,451	–
Unrealized appreciation on forward foreign currency contracts	–	–	–	–	1,024,639
Swap premiums paid	–	–	–	–	–
Unrealized appreciation on swap contracts	–	–	–	–	–

TOTAL ASSETS	164,287,892	131,934,300	537,934,932	731,052,921	834,895,887

LIABILITIES:
Payable for:
Trust shares reaquired	238,431	181,345	197,389	154,848	221,594
Investments purchased	3,999,893	538,745	2,424,622	–	11,453,190
Investment advisory and management fees	33,890	82,854	279,662	161,184	341,167
Shareholder services	33,890	24,565	105,929	161,184	168,304
Administrative service fees	9,150	6,633	28,601	43,520	45,442
Transfer agent fees and expenses	188	500	438	249	685
Trustees’ fees and expenses	12,726	4,654	17,497	28,922	21,483
Other accrued expenses	54,354	46,027	82,352	89,690	117,974
Variation margin on futures contracts	–	–	42,250	352,600	–
Accrued foreign tax on capital gains	–	–	–	–	–
Collateral upon return of securities loaned	–	21,019,855	47,599,278	3,600,710	35,855,363
Due to broker	–	–	–	–	–
Unrealized depreciation on forward foreign currency contracts	–	–	–	–	1,035,768
Unrealized depreciation on swap contracts	–	–	–	–	–

TOTAL LIABILITIES	4,382,522	21,905,178	50,778,018	4,592,907	49,260,970

NET ASSETS	$159,905,370	$110,029,122	$487,156,914	$726,460,014	$785,634,917

NET ASSETS REPRESENTED BY:
Trust shares at par value of $0.01 per share	$1,598,823	$71,851	$347,837	$391,534	$714,277
Additional paid in capital	158,312,735	89,078,841	406,396,943	550,042,639	790,332,275
Accumulated undistributed net investment income (loss)	(5,309)	(146,258)	5,782,520	9,947,965	31,439,551
Accumulated undistributed net realized gain (loss) on investments, swap contracts, futures contracts, options contracts, securities sold short, foreign exchange transactions and capital gain distributions from underlying funds	(879)	9,373,298	53,412,668	46,795,228	(4,288,175)
Unrealized appreciation (depreciation) on investments	–	11,651,390	21,676,013	121,330,530	(31,852,818)
Unrealized appreciation (depreciation) on swap, futures contracts and options contracts	–	–	(459,090)	(2,047,882)	–
Unrealized foreign exchange gain (loss) on other assets and liabilities	–	–	23	–	(710,193)
Accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–

NET ASSETS	$159,905,370	$110,029,122	$487,156,914	$726,460,014	$785,634,917

	–	–	–	–	–
SHARES OF BENEFICIAL INTEREST:
Authorized (Par value $0.01 per share)	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000
Outstanding	159,882,337	7,185,139	34,783,686	39,153,350	71,427,673
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$15.31	$14.01	$18.55	$11.00

* Cost
Investments (unaffiliated)	$161,677,748	$119,849,970	$500,587,264	$592,868,315	$847,617,589

Investments (affiliated)	$–	$–	$–	$–	$–

Foreign cash	$–	$–	$–	$–	$1,724,177

†Including securities on loan	$–	$19,953,510	$47,113,505	$4,095,900	$35,051,653

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2015

	AGGRESSIVE GROWTH LIFESTYLE FUND	CAPITAL APPRECIATION FUND	CONSERVATIVE GROWTH LIFESTYLE FUND	CORE BOND FUND	HIGH YIELD BOND FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$–	$1,037,473	$–	$105,871	$312,063
Dividends (affiliated)	9,518,459	–	8,434,095	–	–
Securities lending income	–	2,277	–	115,422	280,441
Interest (unaffiliated)	–	93	–	28,863,813	25,305,464

Total investment income*	9,518,459	1,039,843	8,434,095	29,085,106	25,897,968

EXPENSES:
Investment advisory and management fees	526,620	473,992	331,237	4,404,726	2,683,023
Administrative service fee	–	58,172	–	684,235	293,403
Shareholder services fee	–	215,451	–	2,534,204	1,086,676
Transfer agent fees and expenses	1,527	3,055	1,527	3,055	3,055
Custodian and accounting fees	11,967	18,793	11,967	81,892	39,436
Reports to shareholders	71,570	11,476	44,678	136,666	57,764
Audit and tax fees	29,121	32,287	29,121	44,257	38,983
Legal fees	21,974	9,115	16,323	36,760	20,628
Trustees’ fees and expenses	43,631	7,171	27,423	82,887	35,742
Interest expense	–	4	–	–	–
Other expenses	12,968	13,676	12,482	26,103	20,811

Total expenses before fee waivers, expense reimbursements, and fees paid indirectly	719,378	843,192	474,758	8,034,785	4,279,521

Fees waived and expenses reimbursed by investment advisor (Note 3)	(192,758)	(110,660)	(143,523)	(229,444)	(106,683)
Fees paid indirectly (Note 7)	–	(8,178)	–	–	–

Net expenses	526,620	724,354	331,235	7,805,341	4,172,838

Net investment income (loss)	8,991,839	315,489	8,102,860	21,279,765	21,725,130

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	–	7,776,997	–	4,636,578	(6,186,294)
Net realized gain (loss) on investments (affiliated)	21,614,246	–	8,507,162	–	–
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	18,237,532	–	5,130,048	–	–
Net realized gain (loss) on futures and swap contracts	–	–	–	–	12,308
Net realized foreign exchange gain (loss) on other assets and liabilities	–	–	–	–	1,238,366
Net increase from payment by affiliates (Note 3)	–	–	–	–	–

Net realized gain (loss) on investments and foreign currencies	39,851,778	7,776,997	13,637,210	4,636,578	(4,935,620)

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	–	(5,274,921)	–	(20,905,735)	(26,121,675)
Change in unrealized appreciation (depreciation) on investments (affiliated)	(65,046,407)	–	(30,536,532)	–	–
Change in unrealized appreciation (depreciation) on futures and swap contracts	–	–	–	–	(77,508)
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	–	–	–	–	88,888
Change in accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–

Net unrealized gain (loss) on investments and foreign currencies	(65,046,407)	(5,274,921)	(30,536,532)	(20,905,735)	(26,110,295)

Net realized and unrealized gain (loss) on investments and foreign currencies	(25,194,629)	2,502,076	(16,899,322)	(16,269,157)	(31,045,915)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(16,202,790)	$2,817,565	$(8,796,462)	$5,010,608	$(9,320,785)

* Net of foreign withholding taxes on interest and dividends of	$–	$–	$–	$(1,352)	$1,665

** Net of foreign withholding taxes on capital gains of	$–	$–	$–	$–	$–

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2015 — (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP VALUE FUND	MODERATE GROWTH LIFESTYLE FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$11,651,752	$4,033,239	$924,269	$12,511,294	$–
Dividends (affiliated)	–	–	–	–	16,553,017
Securities lending income	246,720	5,544	18,366	94,327	–
Interest (unaffiliated)	930	2,393	–	37	–

Total investment income*	11,899,402	4,041,176	942,635	12,605,658	16,553,017

EXPENSES:
Investment advisory and management fees	4,807,761	1,052,249	1,186,799	6,563,495	817,442
Administrative service fee	397,217	142,054	107,209	640,055	–
Shareholder services fee	1,471,175	526,124	397,071	2,370,575	–
Transfer agent fees and expenses	2,293	2,387	2,673	3,469	1,527
Custodian and accounting fees	169,249	15,189	15,484	64,857	11,967
Reports to shareholders	78,636	27,963	21,005	182,183	110,141
Audit and tax fees	36,255	32,198	32,298	34,189	29,121
Legal fees	29,848	12,681	13,254	34,079	30,403
Trustees’ fees and expenses	49,007	17,768	13,215	79,267	67,722
Interest expense	139	406	–	–	–
Other expenses	99,118	17,384	16,528	37,401	17,164

Total expenses before fee waivers, expense reimbursements, and fees paid indirectly	7,140,698	1,846,403	1,805,536	10,009,570	1,085,487

Fees waived and expenses reimbursed by investment advisor (Note 3)	(1,255,810)	(141,716)	(455,490)	(57,473)	(268,046)
Fees paid indirectly (Note 7)	(56,324)	(24,537)	(19,985)	(3,036)	–

Net expenses	5,828,564	1,680,150	1,330,061	9,949,061	817,441

Net investment income (loss)	6,070,838	2,361,026	(387,426)	2,656,597	15,735,576

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	(282,587)	31,300,746	8,030,479	127,970,531	–
Net realized gain (loss) on investments (affiliated)	–	–	–	–	25,169,573
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	–	–	–	–	21,634,471
Net realized gain (loss) on futures and swap contracts	–	–	–	–	–
Net realized foreign exchange gain (loss) on other assets and liabilities	(371,718)	(266)	–	(19,297)	–
Net increase from payment by affiliates (Note 3)	–	–	–	–	–

Net realized gain (loss) on investments and foreign currencies	(654,305)	31,300,480	8,030,479	127,951,234	46,804,044

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(12,843,571)	(36,780,637)	(5,236,025)	(166,475,203)	–
Change in unrealized appreciation (depreciation) on investments (affiliated)	–	–	–	–	(84,010,113)
Change in unrealized appreciation (depreciation) on futures and swap contracts	–	–	–	–	–
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	(51,726)	–	–	(1,427)	–
Change in accrued capital gains tax on unrealized appreciation (depreciation)	123,541	–	–	–	–

Net unrealized gain (loss) on investments and foreign currencies	(12,771,756)	(36,780,637)	(5,236,025)	(166,476,630)	(84,010,113)

Net realized and unrealized gain (loss) on investments and foreign currencies	(13,426,061)	(5,480,157)	2,794,454	(38,525,396)	(37,206,069)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,355,223)	$(3,119,131)	$2,407,028	$(35,868,799)	$(21,470,493)

* Net of foreign withholding taxes on interest and dividends of	$820,679	$18,317	$604	$134,074	$–

** Net of foreign withholding taxes on capital gains of	$54,475	$–	$–	$–	$–

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF OPERATIONS — For the Year Ended August 31, 2015 — (continued)

	MONEY MARKET II FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	SOCIALLY RESPONSIBLE FUND	STRATEGIC BOND FUND
INVESTMENT INCOME:
Dividends (unaffiliated)	$–	$480,555	$10,291,924	$13,897,973	$154,672
Dividends (affiliated)	–	–	–	–	–
Securities lending income	–	568,668	468,229	64,241	287,310
Interest (unaffiliated)	260,224	176	146	4,804	35,511,785

Total investment income*	260,224	1,049,399	10,760,299	13,967,018	35,953,767

EXPENSES:
Investment advisory and management fees	407,022	973,453	3,596,400	1,826,138	4,009,578
Administrative service fee	109,896	77,916	368,280	493,057	533,937
Shareholder services fee	407,022	288,579	1,364,000	1,826,138	1,977,544
Transfer agent fees and expenses	1,146	3,055	2,673	1,559	4,264
Custodian and accounting fees	12,663	16,188	62,055	25,516	109,910
Reports to shareholders	21,427	15,443	73,637	100,734	107,708
Audit and tax fees	38,156	32,383	33,040	32,996	44,255
Legal fees	12,366	9,998	22,283	28,764	29,790
Trustees’ fees and expenses	13,484	9,305	45,875	59,865	65,509
Interest expense	–	–	–	–	–
Other expenses	14,040	15,984	34,105	27,950	27,658

Total expenses before fee waivers, expense reimbursements, and fees paid indirectly	1,037,222	1,442,304	5,602,348	4,422,717	6,910,153

Fees waived and expenses reimbursed by investment advisor (Note 3)	(793,297)	(103,294)	(419,148)	(332,169)	–
Fees paid indirectly (Note 7)	–	(6,995)	(18,972)	–	–

Net expenses	243,925	1,332,015	5,164,228	4,090,548	6,910,153

Net investment income (loss)	16,299	(282,616)	5,596,071	9,876,470	29,043,614

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)**	3,813	11,007,459	57,142,877	69,548,035	(8,990,726)
Net realized gain (loss) on investments (affiliated)	–	–	–	–	–
Net realized gain (loss) from capital gain distributions from underlying funds (affiliated)	–	–	–	–	–
Net realized gain (loss) on futures and swap contracts	–	–	217,017	3,479,829	–
Net realized foreign exchange gain (loss) on other assets and liabilities	–	–	(539)	–	7,446,661
Net increase from payment by affiliates (Note 3)	273,451	–	–	–	–

Net realized gain (loss) on investments and foreign currencies	277,264	11,007,459	57,359,355	73,027,864	(1,544,065)

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	–	(4,864,720)	(78,622,085)	(74,589,608)	(44,817,577)
Change in unrealized appreciation (depreciation) on investments (affiliated)	–	–	–	–	–
Change in unrealized appreciation (depreciation) on futures and swap contracts	–	–	(518,606)	(2,708,171)	–
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	–	–	12	–	(683,639)
Change in accrued capital gains tax on unrealized appreciation (depreciation)	–	–	–	–	–

Net unrealized gain (loss) on investments and foreign currencies	–	(4,864,720)	(79,140,679)	(77,297,779)	(45,501,216)

Net realized and unrealized gain (loss) on investments and foreign currencies	277,264	6,142,739	(21,781,324)	(4,269,915)	(47,045,281)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$293,563	$5,860,123	$(16,185,253)	$5,606,555	$(18,001,667)

* Net of foreign withholding taxes on interest and dividends of	$–	$–	$20,747	$3,489	$(1,094)

** Net of foreign withholding taxes on capital gains of	$–	$–	$–	$–	$–

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF CHANGES IN NET ASSETS

	AGGRESSIVE GROWTH LIFESTYLE FUND		CAPITAL APPRECIATION FUND		CONSERVATIVE GROWTH LIFESTYLE FUND		CORE BOND FUND
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$8,991,839	$7,266,347	$315,489	$255,143	$8,102,860	$6,625,902	$21,279,765	$19,972,850
Net realized gain (loss) on investments and foreign currencies	39,851,778	40,365,176	7,776,997	9,294,789	13,637,210	14,720,914	4,636,578	5,232,221
Net unrealized gain (loss) on investments and foreign currencies	(65,046,407)	30,661,574	(5,274,921)	7,595,048	(30,536,532)	14,470,364	(20,905,735)	30,471,351

Net increase (decrease) in net assets resulting from operations	(16,202,790)	78,293,097	2,817,565	17,144,980	(8,796,462)	35,817,180	5,010,608	55,676,422

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(8,425,229)	(4,505,168)	(272,960)	(366,049)	(7,273,159)	(5,887,996)	(21,848,211)	(17,230,746)
Net realized gain on securities	(37,983,763)	(4,182,865)	–	–	(14,630,677)	(7,929,644)	–	(6,638,175)

Total distributions to shareholders	(46,408,992)	(8,688,033)	(272,960)	(366,049)	(21,903,836)	(13,817,640)	(21,848,211)	(23,868,921)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	59,388,848	43,375,246	(7,797,869)	340,301	33,733,531	38,403,796	135,941,613	142,107,878

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,222,934)	112,980,310	(5,253,264)	17,119,232	3,033,233	60,403,336	119,104,010	173,915,379
NET ASSETS:
Beginning of period	512,112,986	399,132,676	87,213,995	70,094,763	322,763,771	262,360,435	946,698,881	772,783,502

End of period†	$508,890,052	$512,112,986	$81,960,731	$87,213,995	$325,797,004	$322,763,771	$1,065,802,891	$946,698,881

† Includes accumulated undistributed net investment income (loss) of	$10,732,462	$8,420,125	$312,853	$270,269	$8,949,690	$7,269,682	$23,521,691	$21,877,895

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	HIGH YIELD BOND FUND		INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND		MID CAP GROWTH FUND
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$21,725,130	$20,878,918	$6,070,838	$6,049,714	$2,361,026	$2,754,960	$(387,426)	$(702,251)
Net realized gain (loss) on investments and foreign currencies	(4,935,620)	2,708,958	(654,305)	52,160,268	31,300,480	24,613,024	8,030,479	24,004,493
Net unrealized gain (loss) on investments and foreign currencies	(26,110,295)	10,455,035	(12,771,756)	13,692,136	(36,780,637)	14,546,846	(5,236,025)	(4,477,511)

Net increase (decrease) in net assets resulting from operations	(9,320,785)	34,042,911	(7,355,223)	71,902,118	(3,119,131)	41,914,830	2,407,028	18,824,731

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(21,285,525)	(19,808,145)	(7,671,663)	(7,277,253)	(2,722,460)	(2,408,346)	–	(105,680)
Net realized gain on securities	–	–	–	–	–	–	(23,091,400)	(13,615,676)

Total distributions to shareholders	(21,285,525)	(19,808,145)	(7,671,663)	(7,277,253)	(2,722,460)	(2,408,346)	(23,091,400)	(13,721,356)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	79,002,086	64,473,241	24,697,553	(2,497,342)	(22,009,185)	(6,561,412)	11,702,600	25,584,912

TOTAL INCREASE (DECREASE) IN NET ASSETS	48,395,776	78,708,007	9,670,667	62,127,523	(27,850,776)	32,945,072	(8,981,772)	30,688,287
NET ASSETS:
Beginning of period	420,458,727	341,750,720	586,630,625	524,503,102	221,452,738	188,507,666	163,272,764	132,584,477

End of period†	$468,854,503	$420,458,727	$596,301,292	$586,630,625	$193,601,962	$221,452,738	$154,290,992	$163,272,764

† Includes accumulated undistributed net investment income (loss) of	$22,676,199	$21,045,526	$3,066,471	$4,866,863	$2,423,104	$2,784,804	$(441,272)	$(581,977)

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	MID CAP VALUE FUND		MODERATE GROWTH LIFESTYLE FUND		MONEY MARKET II FUND		SMALL CAP GROWTH FUND
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$2,656,597	$2,075,776	$15,735,576	$13,141,023	$16,299	$18,269	$(282,616)	$(952,646)
Net realized gain (loss) on investments and foreign currencies	127,951,234	93,532,985	46,804,044	49,550,508	277,264	3,813	11,007,459	12,662,998
Net unrealized gain (loss) on investments and foreign currencies	(166,476,630)	103,385,564	(84,010,113)	42,200,607	–	–	(4,864,720)	(1,491,826)

Net increase (decrease) in net assets resulting from operations	(35,868,799)	198,994,325	(21,470,493)	104,892,138	293,563	22,082	5,860,123	10,218,526

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(1,930,590)	(2,838,127)	(14,788,242)	(9,639,062)	(16,299)	(18,269)	–	–
Net realized gain on securities	(92,970,632)	(56,626,113)	(46,494,498)	(18,691,684)	–	–	(12,307,025)	(9,287,508)

Total distributions to shareholders	(94,901,222)	(59,464,240)	(61,282,740)	(28,330,746)	(16,299)	(18,269)	(12,307,025)	(9,287,508)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	87,759,775	(29,550,216)	82,676,287	115,774,643	(10,947,206)	(15,238,959)	2,568,967	10,950,877

TOTAL INCREASE (DECREASE) IN NET ASSETS	(43,010,246)	109,979,869	(76,946)	192,336,035	(10,669,942)	(15,235,146)	(3,877,935)	11,881,895
NET ASSETS:
Beginning of period	969,590,554	859,610,685	798,521,025	606,184,990	170,575,312	185,810,458	113,907,057	102,025,162

End of period†	$926,580,308	$969,590,554	$798,444,079	$798,521,025	$159,905,370	$170,575,312	$110,029,122	$113,907,057

† Includes accumulated undistributed net investment income (loss) of	$2,691,890	$2,090,378	$18,164,593	$14,780,356	$(5,309)	$(5,309)	$(146,258)	$(599,835)

See Notes to Financial Statements

VALIC Company II

STATEMENTS OF CHANGES IN NET ASSETS — (continued)

	SMALL CAP VALUE FUND		SOCIALLY RESPONSIBLE FUND		STRATEGIC BOND FUND
	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014	For the Year Ended August 31, 2015	For the Year Ended August 31, 2014
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$5,596,071	$2,987,328	$9,876,470	$8,252,065	$29,043,614	$29,797,722
Net realized gain (loss) on investments and foreign currencies	57,359,355	70,154,050	73,027,864	59,138,385	(1,544,065)	6,453,534
Net unrealized gain (loss) on investments and foreign currencies	(79,140,679)	17,689,920	(77,297,779)	82,346,790	(45,501,216)	32,063,862

Net increase (decrease) in net assets resulting from operations	(16,185,253)	90,831,298	5,606,555	149,737,240	(18,001,667)	68,315,118

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(3,145,608)	(5,081,303)	(8,278,684)	(8,877,502)	(28,288,148)	(27,105,883)
Net realized gain on securities	(69,462,612)	(54,119,437)	–	–	(7,182,384)	(7,156,730)

Total distributions to shareholders	(72,608,220)	(59,200,740)	(8,278,684)	(8,877,502)	(35,470,532)	(34,262,613)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	17,780,355	19,173,971	49,897,512	(40,997,190)	84,015,260	31,636,802

TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,013,118)	50,804,529	47,225,383	99,862,548	30,543,061	65,689,307
NET ASSETS:
Beginning of period	558,170,032	507,365,503	679,234,631	579,372,083	755,091,856	689,402,549

End of period†	$487,156,914	$558,170,032	$726,460,014	$679,234,631	$785,634,917	$755,091,856

† Includes accumulated undistributed net investment income (loss) of	$5,782,520	$2,561,908	$9,947,965	$8,341,402	$31,439,551	$28,340,832

See Notes to Financial Statements

VALIC Company II

NOTES TO FINANCIAL STATEMENTS

Note 1 — Organization

VALIC Company II (the “Series” or “VC II”) was organized as a Delaware business trust on May 6, 1998, by The Variable Annuity Life Insurance Company (“VALIC” or the “Adviser”). VALIC, the investment adviser to VC II, is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). VC II is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Series consists of 15 separate mutual funds (collectively the “Funds” or each a “Fund”), each of which issues its own class of shares of beneficial interest:

Aggressive Growth Lifestyle Fund*	Mid Cap Value Fund
Capital Appreciation Fund	Moderate Growth Lifestyle Fund*
Conservative Growth Lifestyle Fund*	Money Market II Fund
Core Bond Fund	Small Cap Growth Fund
High Yield Bond Fund	Small Cap Value Fund
International Opportunities Fund	Socially Responsible Fund
Large Cap Value Fund	Strategic Bond Fund
Mid Cap Growth Fund

*	The Lifestyle Funds represent “Fund of Funds” which invest in either the VALIC Company I (“VC I”) or VC II mutual funds.

Each Fund is diversified as defined by the 1940 Act.

Indemnifications. Under VC II’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, VC II enters into contracts that contain the obligation to indemnify others. The Funds’ maximum exposure under these arrangements is unknown. Currently, however, VC II expects the risk of loss to be remote.

Note 2 — Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The following is a summary of significant accounting policies consistently followed by the Series in the preparation of its financial statements:

A. Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the “Board”) , etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of the Funds’ assets and liabilities classified in the fair value hierarchy as of August 31, 2015, is reported on a schedule following the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Senior floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service, and are generally categorized as Level 1. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded in the over-the-counter (“OTC”) market are valued at a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

For the Money Market II Fund, securities are valued at amortized cost, which approximates market value and are generally categorized as Level 2. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market II Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market II Fund market-based net asset value per share deviates from the Fund’s amortized cost per share. The calculation of such deviation is referred to as “shadow pricing.” For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Series’ fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

B. Derivative Instruments

Forward Foreign Currency Contracts: Certain Funds may enter into forward contracts for various purposes, including to facilitate settlement of foreign currency denominated portfolio transactions, to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates, to hedge portfolio exposure to benchmark currency allocations, to manage and/or gain exposure to certain foreign currencies or to enhance total return. During the year ended August 31, 2015, the High Yield Bond Fund and Strategic Bond Fund used forward contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. As of August 31, 2015, the High Yield Bond Fund and Strategic Bond Fund had open forward contracts, which are reported on a schedule following each Fund’s Portfolio of Investments.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Risks to the Funds of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statements of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Futures: Certain Funds may enter into futures contracts for various purposes, including to increase or decrease exposure to equity or bond markets, to hedge against changes in interest rates, prices of stocks, bonds or other instruments, or currency rates, to manage duration and yield curve positioning or to enhance income or total return. During the year ended August 31, 2015, the Small Cap Value Fund and Socially Responsible Fund used equity futures contracts to equitize cash, providing exposure to equity markets. As of August 31, 2015, the following Funds had open futures contracts: Small Cap Value Fund and Socially Responsible Fund, which are reported on a schedule following each Fund’s Portfolio of Investments.

Common futures contracts include interest rate futures, single stock futures, stock index futures and currency futures. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is a contract to buy a single stock at a future time for a fixed price. A stock index futures contract is similar in economic effect to a single stock futures contract, except that rather than being based on a specific security it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the “broker”). Subsequent payments are made or received by the Fund as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statements of Assets and Liabilities as variation margin for changes in the value of the contracts and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to the Funds of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security(ies). Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty risk to the Funds since the futures contracts are generally exchange-traded.

At August 31, 2015, the amount shown in the Statements of Assets and Liabilities as due from broker for the Small Cap Value Fund includes an amount set aside for margin requirements for open futures contracts.

Swap Contracts: Certain Funds may enter into credit default, interest rate, equity and/or total return swap contracts. Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or a centrally cleared contract (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as due from broker. Unlike a bilateral swap contract, for centrally cleared swaps, the Funds have no credit exposure to the counterparty as the CCP stands between the Funds and the counterparty. Swaps are marked-to-market daily based upon quotations from market makers or are calculated using standard models and current market data. Changes in value are recorded as an unrealized gain (loss). The daily change in valuation of swap contracts, if any, is recorded as unrealized appreciation (depreciation) on swap contracts. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. The Funds amortize upfront payments and receipts on the swap contracts on a daily basis. Net periodic payments made or received by the Funds are included as part of realized gain (loss).

Credit Default Swap Agreements: Certain Funds may enter into credit default swap agreements (“credit default swaps”) for various purposes, including managing credit risk (i.e., hedging), enhancing returns, a substitute for physical securities or speculation. During the year ended August 31, 2015, the High Yield Bond Fund used credit default swaps to manage credit risk (i.e., hedging). As of August 31, 2015, the High Yield Bond Fund had open credit default swaps, which are reported on a schedule following the Fund’s Portfolio of Investments.

Credit default swaps are generally contracts in which one party makes periodic fixed-rate payments or a one time premium payment (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified payment in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its Fund because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. As a buyer of protection on credit default swaps, a Fund will make periodic payments, similar to an insurance premium and the seller of protection agrees to compensate the Fund for future potential losses as a result of a credit event on the reference bond or other asset. A Fund effectively transfers the credit event risk of the reference bond or asset from it to the seller of protection. If a Fund is a buyer of protection and a credit event

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps on corporate issues or sovereign issues of an emerging market country are contracts in which the buyer of protection makes periodic fixed payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce credit risk where a Fund owns or has exposure to the referenced obligation) or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swaps on asset-backed securities are contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging market country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take a speculative credit position with an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swaps on credit indices are generally contracts in which the buyer of protection makes periodic fixed-rate payments or a one time premium payment to the seller of protection in exchange for the right to receive a specified payment in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a Fund of credit default swaps or bonds which is less expensive than it would be to enter into many credit default swaps to achieve a similar effect. Credit-default swaps on indices are used for protecting investors owning bonds against default, and also to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swaps on corporate issues or sovereign issues of an emerging market country as of period end are disclosed in the footnotes to the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-based securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swaps outstanding as of August 31, 2015, for which a Fund is the seller of protection, if any, are disclosed on a schedule following the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swaps entered into by a Fund for the same referenced entity or entities.

At August 31, 2015, the due to broker amount as disclosed in the Statements of Assets and Liabilities for the High Yield Bond Fund includes amounts set aside as collateral for open swap contracts.

Risks of Entering into Swap Agreements: Risks to the Funds of entering into credit default swaps, equity swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, the Funds may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset’s perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the meaning of contractual terms in the swap agreement. In addition, to the extent that the sub-adviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, the Fund may suffer a loss.

Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by a Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund’s net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Fund’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in a Fund’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund’s counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund’s financial statements. See additional information on specific types of derivative instruments and other financial instruments as disclosed in the Notes to Financial Statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables represent the value of derivatives held as of August 31, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities and the effect of derivatives on the Statements of Operations for the year ended August 31, 2015. For a detailed presentation of derivatives held as of August 31, 2015, please refer to each Fund’s Portfolio of Investments.

	Asset Derivatives
	Equity Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Fund	Futures Contracts(1)(6)	Swap Contracts(2)	Foreign Forward Exchange Contracts(3)
High Yield Bond	$—	$38,328	$139,087	$177,415
Small Cap Value	—	—	—	—
Socially Responsible	—	—	—	—
Strategic Bond	—	—	1,024,639	1,024,639

	Liability Derivatives
	Equity Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Fund	Futures Contracts(1)(6)	Swap Contracts(4)	Foreign Forward Exchange Contracts(5)
High Yield Bond	$—	$116,250	$—	$116,250
Small Cap Value	42,250	—	—	42,250
Socially Responsible	352,600	—	—	352,600
Strategic Bond	—	—	1,035,768	1,035,768

Statement of Assets and Liabilities Location:

(1)	Variation margin on futures contracts
(2)	Unrealized appreciation on swap contracts
(3)	Unrealized appreciation on forward foreign currency contracts
(4)	Unrealized depreciation on swap contracts
(5)	Unrealized depreciation on forward foreign currency contracts
(6)	The variation margin on futures contracts is included in the cumulative appreciation (depreciation) as reported on each Portfolio’s Portfolio of Investments in the following amounts:

Fund	Cumulative Appreciation (Depreciation)
Small Cap Value	$(459,090)
Socially Responsible	(2,047,882)

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations
	Equity Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Fund	Futures Contracts(1)	Swap Contracts(1)	Foreign Forward Exchange Contracts(2)
High Yield Bond	$—	$12,308	$1,309,251	$1,321,559
Small Cap Value	217,017	—	—	217,017
Socially Responsible	3,479,829	—	—	3,479,829
Strategic Bond	—	—	8,575,038	8,575,038

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
	Equity Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Fund	Futures Contracts(3)	Swap Contracts(3)	Foreign Forward Exchange Contracts(4)
High Yield Bond	$—	$(77,508)	$86,971	$9,463
Small Cap Value	(518,606)	—	—	(518,606)
Socially Responsible	(2,708,171)	—	—	(2,708,171)
Strategic Bond	—	—	(11,129)	(11,129)

Statement of Operations Location:

(1)	Net realized gain (loss) on futures and swap contracts
(2)	Net realized foreign exchange gain (loss) on other assets and liabilities
(3)	Change in unrealized appreciation (depreciation) on futures and swap contracts
(4)	Change in unrealized foreign exchange gain (loss) on other assets and liabilities

The following table represents the average monthly balances of derivatives held during the year ended August 31, 2015.

	Average Amount Outstanding During the Year
Fund	Futures Contracts(1)	Credit Swap Contracts(2)	Foreign Forward Exchange Contracts(2)	Total
High Yield Bond	$—	$10,516,671	$8,016,515	$18,533,186
Small Cap Value	6,702,330	—	—	6,702,330
Socially Responsible	41,407,048	—	—	41,407,048
Strategic Bond	—	—	85,217,586	85,217,586

(1)	Amounts represent values in US dollars.
(2)	Amounts represent notional amounts in US dollars.

The following tables set forth the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under Master Agreements and net of the related collateral pledged/(received) as of August 31, 2015. The repurchase agreements held by the Funds and securities on loan as of August 31, 2015, are also subject to Master Agreements but are not included in the following tables. See the Portfolio of Investments of each Fund and the Notes to the Financial Statements for more information about the Funds’ holdings in repurchase agreements and securities on loan.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

	High Yield Bond Fund
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
HSBC BankUSA	$34,106	$—	$—	$34,106	$—	$—	$—	$—	$34,106	$—	$34,106
Morgan Stanley and Co. International PLC	34,514	—	—	34,514	—	—	—	—	34,514	—	34,514
Royal Bank of Scotland PLC	35,629	—	—	35,629	—	—	—	—	35,629	—	35,629
State Street Bank & Trust Company	34,838	—	—	34,838	—	—	—	—	34,838	—	34,838

Total	$139,087	$—	$—	$139,087	$—	$—	$—	$—	$139,087	$—	$139,087

(1)	Gross amounts of recognized assets and liabilities not offset in the Statements of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the net amount of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

C. Stripped Mortgage-Backed Securities

Stripped Mortgage-Backed Securities (“SMBS”) are multiple-class mortgage-backed securities. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Fund‘s yield.

D. Mortgage-Backed Dollar Rolls

During the year ended August 31, 2015, the Core Bond Fund and the Strategic Bond Fund entered into dollar rolls using “to be announced” (“TBA”) mortgage-backed securities (“TBA Rolls”). TBA Roll transactions involve the sale of mortgage or other asset backed securities with the commitment to purchase substantially similar securities on a specified future date. The Funds’ policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. The Core Bond and the Strategic Bond Fund had TBA Rolls outstanding at period end, which are included in receivable for investments sold and payable for investments purchased in the Statements of Assets and Liabilities. TBA Roll transactions involve the risk that the market value of the securities held by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a TBA Roll transaction files bankruptcy or becomes insolvent, a Fund‘s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund‘s obligation to repurchase the securities. The return earned by a Fund with the proceeds of the TBA Roll transaction may not exceed the transaction costs.

E. When-Issued Securities and Forward Commitments

Certain Funds may purchase or sell when-issued securities, including TBA securities that have been authorized, but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. For the year ended August 31, 2015, the Core Bond Fund and the Strategic Bond Fund purchased and/or sold when-issued securities.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

F. Inflation-Indexed Bonds

Certain Funds may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and certain other issuers use a structure that reflects inflation in the principal value of the bond. Other issuers pay out any inflation related accruals as part of a semiannual coupon. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rates minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Coupon payments received from inflation-indexed bonds are recorded in the Statements of Operations as interest income. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will be recorded in the Statements of Operations as an increase or decrease to interest income, even though principal is not paid until maturity.

G. Repurchase Agreements

The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission (“SEC”), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations.

In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Series’ custodian takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

As of August 31, 2015, the following Funds held an undivided interest in the joint repurchase agreement with State Street Bank and Trust Co.:

Fund	Percentage Ownership	Principal Amount
Money Market II	0.89%	$2,464,000
Socially Responsible	5.54	15,260,000

As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

State Street Bank and Trust Co., dated August 31, 2015, bearing interest at a rate of 0.00% per annum, with a principal amount of $275,458,000, a repurchase price of $275,458,000 and maturity date of September 1, 2015. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Market Value
U.S. Treasury Notes	2.25%	07/31/2021	$146,460,000	$150,948,267
U.S. Treasury Bonds	8.00	11/15/2021	44,305,000	61,654,971
U.S. Treasury Bonds	8.13	08/15/2021	50,000,000	68,364,150

H. Investment Securities Loaned

To realize additional income, a Fund, except for Aggressive Growth Lifestyle Fund, Conservative Growth Lifestyle Fund, Moderate Growth Lifestyle Fund, and the Money Market II Fund, may lend portfolio securities with a value of up to 30% of its total assets. Securities lending arrangements are generally governed by master securities lending authorization agreements which typically provide the securities lending agent with the right to make loans of a Fund’s available securities to an approved list of borrowers. These master securities lending agreements are considered to be Master Agreements as discussed in the Notes to the Financial Statements. Loans made pursuant to these agreements will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, U.S. government securities, or other collateral as deemed appropriate. A Fund may use the cash collateral received to invest in short-term investments. The description of the short-term investments made with cash collateral from securities lending is included in the applicable Fund’s Portfolio of Investments. Loans by a Fund will only be made to broker-dealers deemed by the securities lending agent to be creditworthy and will not be made unless, in the judgment of VALIC, the consideration to be earned from such loans would justify the risk. It is the Series’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily more or less than the value of the securities on loan. Each Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower, less expenses associated with the loan. In the event of a borrower default, including if the borrower fails to maintain the requisite amount of collateral, the securities lending agent will terminate all outstanding loans to that particular borrower and the lending Fund is permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. The securities lending agent is also required to indemnify a Fund against certain losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the risks in lending fund securities, as with other extensions of secured credit, include possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially as well as risk of loss in the value of collateral or the value of the investments made with the collateral. Income and fees are recorded in the Statements of Operations as securities lending income. Loans

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

I. Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders

Security transactions are recorded on a trade date basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as a Fund is informed after the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are recorded as components of interest income on the Statement of Operations. For the Lifestyle Funds, distributions from income from the Underlying Funds, if any, are recorded to income on the ex-dividend date. Distributions from net realized capital gains from the Underlying Funds, if any, are recorded to realized gains on the ex-dividend date.

Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates. India, Thailand, and certain other countries’ tax regulations require that taxes be paid on capital gains realized by a Fund.

Distributions received from Real Estate Investment Trusts (“REIT”) investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. For the Lifestyle Funds, the expenses included in the accompanying financial statements reflect the expenses of the Lifestyle Funds and do not include any expenses associated with the underlying Funds.

Dividends from net investment income, if any, are normally paid annually, except for the Money Market II Fund, which declares daily and pays monthly. Distributions from net realized capital gains, if any, are normally declared and paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2012 — 2014 or expected to be taken in each Fund’s 2015 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2012.

J. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates and realized gains and losses on forward foreign currency contracts.

K. New Accounting Pronouncement

In June 2014, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. All required changes to accounting policies have been made in accordance with ASU No. 2014-11.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

L. Money Market Fund Regulatory Matters

Changes in the laws and regulations applicable to and governing money market funds, such as Rule 2a-7 under the Investment Company Act of 1940, as amended, can impact the Money Market II Fund. On July 23, 2014, the SEC voted to amend Rule 2a-7 and other rules and forms related to money market funds. These amendments will affect the manner in which the Fund and other money market funds are structured and operated, and may impact Fund expenses, returns and liquidity. The degree to which a money market fund will be impacted by the rule amendments will depend upon the fund’s portfolio composition and/or the shareholders who qualify to invest in the fund. The amendments have staggered compliance dates. The majority of the amendments take effect in 2016. As a result of these amendments, the Fund may be required to take certain steps that will impact and may adversely affect the Fund. The precise nature of such impact and effects have not yet been determined.

Note 3 — Advisory Fees and Other Transactions with Affiliates

VALIC, serves as investment adviser to VC II. Certain officers and trustees of VC II are officers and directors of VALIC or affiliates of VALIC. VALIC receives from VC II a monthly fee based on each Fund’s average daily net asset value at the following annual rates:

Aggressive Growth Lifestyle Fund	0.10%
Capital Appreciation Fund	0.55% on first $1 billion
0.525% on assets over $1 billion
Conservative Growth Lifestyle Fund	0.10%
Core Bond Fund	0.50% on the first $200 million
0.45% on the next $300 million
0.40% on assets over $500 million
High Yield Bond Fund	0.65% on the first $150 million
0.60% on the next $350 million
0.55% on assets over $500 million
International Opportunities Fund	0.90% on the first $100 million
0.80% on the next $650 million
0.75% on assets over $750 million
Large Cap Value Fund	0.50% on the first $500 million
0.475% on assets over $500 million
Mid Cap Growth Fund	0.80% on the first $50 million
0.75% on the next $50 million
0.70% on the next $150 million
0.65% on the next $250 million
0.60% on assets over $500 million
Mid Cap Value Fund	0.75% on the first $100 million
0.725% on the next $150 million
0.70% on the next $250 million
0.675% on the next $250 million
0.65% on assets over $750 million
Moderate Growth Lifestyle Fund	0.10%
Money Market II Fund	0.25%
Small Cap Growth Fund	0.85% on the first $100 million
0.80% on assets over $100 million
Small Cap Value Fund	0.75% on the first $50 million
0.65% on assets over $50 million
Socially Responsible Fund	0.25% on the first $1 billion
0.24% on assets over $1 billion
Strategic Bond Fund	0.60% on the first $200 million
0.50% on the next $300 million
0.45% on assets over $500 million

VALIC has entered into sub-advisory agreements with the following:

Janus Capital Management, LLC (“Janus”)—subadviser for a portion of the Large Cap Value Fund.

J.P. Morgan Investment Management, Inc. (“JPMIM”)—subadviser for the Small Cap Growth Fund and a portion of the Small Cap Value Fund.

Metropolitan West Capital Management, LLC (“MetWest Capital”)—subadviser for a portion of the Small Cap Value Fund.

Massachusetts Financial Services Company (“MFS”)—subadviser for a portion of the International Opportunities Fund.

PineBridge Investments, LLC (“PineBridge”)—subadviser for the Strategic Bond Fund, Core Bond Fund, Aggressive, Moderate and Conservative Growth Lifestyle Funds.

Robeco Investment Management, Inc. (“Robeco”)—subadviser for a portion of the Mid Cap Value Fund.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

SunAmerica Asset Management, LLC (“SunAmerica”)—subadviser for the Money Market II Fund and the Socially Responsible Fund

The Boston Company Asset Management, LLC (“The Boston Co.”)—subadviser for the Capital Appreciation Fund and a portion of the Large Cap Value Fund.

Tocqueville Asset Management LP (“Tocqueville”)—subadviser for a portion of the Mid Cap Value Fund.(1)

UBS Global Asset Management (Americas), Inc. (“UBS Global”)—subadviser for a portion of the International Opportunities Fund.

Wellington Management Company LLP—subadviser for the High Yield Bond Fund and a portion of the Mid Cap Value Fund.

Wells Capital Management, Inc. (“Wells Capital”)—subadviser for the Mid Cap Growth Fund.

(1)	Effective March 13, 2015, Tocqueville is no longer a subadviser of the Mid Cap Value Fund.

The subadvisers are compensated for their services by VALIC.

VALIC has contractually agreed to waive fees and/or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each Fund’s average daily net assets through December 31, 2016. For the purposes of waived fee and/or reimbursed expense calculations, annual fund operating expenses shall not include extraordinary expenses, as determined under generally accepted accounting principles, litigation, or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund’s business. The contractual expense waivers and fee reimbursements will continue until December 31, 2016, subject to termination by the Board, including a majority of the Trustees who are not deemed to be interested persons of the Fund or VALIC as defined by Section 2(a)(19) of the 1940 Act (“the Disinterested Trustees”).

Fund	Maximum Expense Limitation
Aggressive Growth Lifestyle	0.10%
Capital Appreciation	0.85%
Conservative Growth Lifestyle	0.10%
Core Bond	0.77%
High Yield Bond	0.96%
International Opportunities	1.00%
Large Cap Value	0.81%
Mid Cap Growth	0.85%
Mid Cap Value	1.05%
Moderate Growth Lifestyle	0.10%
Money Market II	0.55%
Small Cap Growth	1.16%
Small Cap Value	0.95%
Socially Responsible	0.56%
Strategic Bond	0.89%

For the year ended August 31, 2015, pursuant to the contractual expense limitations in the above table, VALIC waived fees and/or reimbursed expenses as follows:

Fund	Amount
Aggressive Growth Lifestyle	$192,758
Capital Appreciation	110,660
Conservative Growth Lifestyle	143,523
Core Bond	229,444
High Yield Bond	106,683
International Opportunities	1,255,810
Large Cap Value	141,716
Mid Cap Growth`	455,490
Mid Cap Value	57,473
Moderate Growth Lifestyle	268,046
Money Market II	141,773
Small Cap Growth	103,294
Small Cap Value	419,148
Socially Responsible	332,169

VALIC may also voluntarily waive fees and/or reimburse expenses to avoid a negative yield on the Money Market II Fund. The voluntary waivers and/or reimbursements may be terminated at any time at the option of VALIC. The exact amount of the voluntary waivers and/or reimbursements may change on a day-to-day basis. There is no guarantee that the Money Market II Fund will be able to avoid a negative yield. For the year ended August 31, 2015, VALIC voluntarily waived fees and/or reimbursed expenses of $651,524 for the Money Market II Fund.

VC II, on behalf of each Fund, other than the Lifestyle Funds, has entered into an Administrative Services Agreement with SunAmerica (“Administrator”), an affiliate of the Adviser. SunAmerica receives from each Fund in the Series and VCI, other than the Lifestyle Funds, an annual fee of 0.06% based upon each Fund’s average daily net assets, plus the following Accounting Basis Point Fee†: 0.0075% on the first $75 billion; 0.0060% on the next $25 billion; and 0.0050% in excess of $100 billion. Pursuant to the

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Administrative Services Agreement, SunAmerica provides administrative services to the Funds, regulatory reporting, internal legal and compliance services, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Without limiting the generality of the foregoing, the Administrator (or its appointed service provider): assists with the preparation of prospectuses, statements of additional information, registration statements, and proxy materials; develops and prepares communications to shareholders, including the annual and semi-annual reports to shareholders; coordinates and supervises the preparation and filing of Fund tax returns; assists with the design, development, and operation of the Funds; prepares the Funds’ financial statements; determines the net asset value of the Funds’ shares; supervises the Funds’ transfer agent with respect to the payment of dividends and other distributions to shareholders; and calculates performance data of the Funds. For the year ended August 31, 2015, the Administrator earned fees as reflected in the Statements of Operations based upon the aforementioned rate.

Effective September 1, 2014, VC II, on behalf of each Fund, entered into a Transfer Agency and Services Agreement with VALIC Retirement Services Company (“VRSCO”), an affiliate of VALIC. VRSCO receives from the Series and VC I an annual fee of $132,510, which is allocated to each Fund in the Series and VC I based on shareholder accounts. Under this agreement, VRSCO provides services which include the issuance and redemption of shares, acting as dividend disbursing agent, and certain shareholder reporting services including confirmation of transactions, statements of account and tax reporting. In addition to the above, VRSCO provides “Blue Sky” registration and reporting in applicable states for each Fund that is sold outside of a variable annuity or variable [universal] life contract in order to effect and maintain, as the case may be, including but not limited to, the qualification of shares for sale under the applicable securities laws of such jurisdictions to qualified plans. Prior to September 1, 2014, VALIC provided the aforementioned services to the Series and VC I under a substantially similar agreement for the same annual fee. For the year ended August 31, 2015, VRSCO earned fees as reflected in the Statement of Operations based upon the aforementioned rate.

VC II, on behalf of each Fund, other than the Lifestyle Funds, has entered into a Shareholder Services Agreement with VALIC. Under the agreement, VALIC provides record keeping, account maintenance, and other administrative and shareholder services for contract owners and participants. VALIC receives from each Fund, other than the Lifestyle Funds, an annual fee of 0.25% based on average daily net assets of the Fund. For the year ended August 31, 2015, VALIC earned fees as reflected in the Statements of Operations based upon the aforementioned rate.

On January 23, 2001, the Board ratified a Deferred Compensation Plan for its independent trustees who are not officers, directors, or employees of VALIC, or an affiliate of VALIC. The effective date of the plan was January 1, 2001. The first deferred payment was made in March of 2001. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred may be invested in up to three different affiliated mutual funds that are specified in the plan as selected by the trustees. Obligations under the deferred compensation plan represents unsecured claims against the general assets of the Funds. For the year ended August 31, 2015, VC II has deferred $19,400 of trustee compensation.

As a result of losses on medium-term notes issued by Cheyne Finance LLC, that were previously held in the Money Market II Fund, VALIC made capital contributions to the Money Market II Fund of $273,451 during the period ended August 31, 2015.

At August 31, 2015, VALIC, through its insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds:

Fund	VALIC
Aggressive Growth Lifestyle	100.00%
Capital Appreciation	100.00%
Conservative Growth Lifestyle	100.00%
Core Bond	100.00%
High Yield Bond	99.97%
International Opportunities	100.00%
Large Cap Value	100.00%
Mid Cap Growth	100.00%
Mid Cap Value	99.76%
Moderate Growth Lifestyle	100.00%
Money Market II	100.00%
Small Cap Growth	100.00%
Small Cap Value	100.00%
Socially Responsible	100.00%
Strategic Bond	99.94%

†	Accounting Basis Point Fee is calculated based upon all assets in all registered management investment companies managed and/or administered by the Administrator and VALIC, other than “funds-of-funds” and “feeder funds.”

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

As disclosed in the Portfolio of Investments, certain Funds own shares of various VC I or VC II Funds and securities issued by AIG or an affiliate thereof. During the year ended August 31, 2015, transactions in these securities were as follows:

Aggressive Growth Lifestyle Fund

Security	Income	Capital Gain Distribution Received	Value at 08/31/2014	Cost of Purchases†	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Value at 08/31/2015
VALIC Co. I Blue Chip Growth Fund	$—	$2,341,885	$29,450,418	$2,341,885	$5,514,616	$2,867,525	$(3,374,597)	$25,770,615
VALIC Co. I Capital Conservation Fund	196,986	—	—	12,322,688	139,739	280	(98,449)	12,084,780
VALIC Co. I Dividend Value Fund	205,138	623,659	24,064,385	828,797	17,538,537	4,854,236	(5,399,298)	6,809,583
VALIC Co. I Emerging Economies Fund	293,247	—	26,219,503	293,247	13,660,338	5,083	(4,344,739)	8,512,756
VALIC Co. I Foreign Value Fund	699,031	—	34,303,227	5,558,766	7,962,946	593,042	(7,436,277)	25,055,812
VALIC Co. I Global Real Estate Fund	1,017,552	1,025,886	28,522,503	14,247,986	2,947,558	1,250,225	(3,984,770)	37,088,386
VALIC Co. I Government Securities Fund	280,731	—	3,554,689	9,532,768	1,260,919	(79,835)	(26,294)	11,720,409
VALIC Co. I Inflation Protected Fund	244,629	24,350	1,235,949	12,062,523	6,610,235	(218,828)	(322,180)	6,147,229
VALIC Co. I International Equities Index Fund	1,530,714	—	31,812,058	26,517,353	—	—	(4,730,784)	53,598,627
VALIC Co. I International Government Bond Fund	29,803	3,181	—	1,275,600	1,217,505	(58,095)	—	—
VALIC Co. I International Growth Fund	397,637	176,322	21,927,119	6,214,755	—	—	(2,030,330)	26,111,544
VALIC Co. I Mid Cap Index Fund	237,688	1,295,781	25,593,715	1,533,468	4,534,202	514,131	(2,282,947)	20,824,165
VALIC Co. I Mid Cap Strategic Growth Fund	—	917,639	6,513,673	1,057,986	218,371	56,916	(1,129,131)	6,281,073
VALIC Co. I Nasdaq-100 Index Fund	145,962	175,461	18,034,846	321,423	3,208,756	1,293,402	(696,603)	15,744,312
VALIC Co. I Science & Technology Fund	—	1,322,854	18,497,800	1,322,854	5,838,922	2,953,666	(4,007,590)	12,927,808
VALIC Co. I Small Cap Index Fund	162,855	838,980	19,731,706	11,769,627	4,604,001	822,434	(2,479,324)	25,240,442
VALIC Co. I Small Cap Special Values Fund	75,187	597,057	8,708,436	672,245	867,423	327,163	(1,133,971)	7,706,450
VALIC Co. I Stock Index Fund	592,406	1,332,886	61,608,422	33,022,648	73,094,258	5,002,038	(7,654,215)	18,884,635
VALIC Co. I Value Fund	26,932	—	1,792,600	26,932	—	—	(67,821)	1,751,711
VALIC Co. II Capital Appreciation Fund	50,685	—	16,032,354	50,685	1,013,833	640,696	(175,445)	15,534,457
VALIC Co. II Core Bond Fund	927,519	—	29,046,205	24,352,804	8,446,459	(65,657)	(786,562)	44,100,331
VALIC Co. II High Yield Bond Fund	1,032,754	—	13,785,216	11,617,691	2,945,641	86,032	(1,509,827)	21,033,471
VALIC Co. II International Opportunities Fund	127,379	—	7,252,270	2,998,859	—	—	(306,592)	9,944,537
VALIC Co. II Large Cap Value Fund	87,077	—	7,047,372	87,077	694,931	228,169	(398,355)	6,269,332
VALIC Co. II Mid Cap Growth Fund	—	1,189,362	7,688,350	1,189,362	33,475	8,303	(1,070,775)	7,781,765
VALIC Co. II Mid Cap Value Fund	60,515	2,914,191	29,737,808	2,974,706	731,660	331,179	(4,363,414)	27,948,619
VALIC Co. II Small Cap Growth Fund	—	1,176,390	7,598,566	3,788,012	88,412	20,012	(658,568)	10,659,610
VALIC Co. II Small Cap Value Fund	91,777	2,026,667	16,694,674	2,118,445	976,841	183,546	(2,845,088)	15,174,736
VALIC Co. II Strategic Bond Fund	1,004,255	254,981	15,674,422	14,522,052	258,278	(1,417)	(1,732,461)	28,204,318

	$9,518,459	$18,237,532	$512,128,286	$204,623,244	$164,407,856	$21,614,246	$(65,046,407)	$508,911,513

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Conservative Growth Lifestyle Fund
Security	Income	Capital Gain Distribution Received	Value at 08/31/2014	Cost of Purchases†	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Value at 08/31/2015
VALIC Co. I Blue Chip Growth Fund	$—	$855,840	$11,306,890	$855,840	$3,755,981	$1,532,191	$(1,697,281)	$8,241,659
VALIC Co. I Capital Conservation Fund	272,779	—	6,215,151	13,340,289	4,145,837	6,388	(147,104)	15,268,887
VALIC Co. I Dividend Value Fund	32,532	98,904	4,716,328	227,128	4,892,824	1,013,095	(1,063,727)	—
VALIC Co. I Emerging Economies Fund	78,843	—	9,985,987	78,843	5,699,019	(476,884)	(1,122,175)	2,766,752
VALIC Co. I Foreign Value Fund	331,020	—	12,256,224	6,615,723	3,789,558	201,732	(3,419,163)	11,864,958
VALIC Co. I Global Real Estate Fund	300,641	303,104	8,869,435	4,707,905	1,775,410	308,550	(1,152,515)	10,957,965
VALIC Co. I Government Securities Fund	177,264	—	5,834,309	2,414,155	855,320	(43,005)	(8,957)	7,341,182
VALIC Co. I Inflation Protected Fund	247,475	24,634	14,064,662	272,109	3,457,644	101,626	(934,911)	10,045,842
VALIC Co. I International Equities Index Fund	870,698	—	11,456,813	19,772,162	—	—	(2,450,738)	28,778,237
VALIC Co. I International Government Bond Fund	76,613	8,176	—	3,279,118	1,716,973	(113,009)	(93,910)	1,355,226
VALIC Co. I International Growth Fund	189,358	83,966	7,616,819	6,621,726	—	—	(991,615)	13,246,930
VALIC Co. I Mid Cap Index Fund	41,333	225,331	11,192,240	266,663	7,988,848	1,223,982	(1,520,805)	3,173,232
VALIC Co. I Mid Cap Strategic Growth Fund	—	278,140	2,036,364	377,995	185,162	5,909	(331,289)	1,903,817
VALIC Co. I Nasdaq-100 Index Fund	38,416	46,180	4,362,899	84,597	1,213,932	483,900	(323,192)	3,394,272
VALIC Co. I Science & Technology Fund	—	501,136	5,832,940	501,136	2,866,470	1,029,636	(1,342,773)	3,154,469
VALIC Co. I Small Cap Index Fund	34,025	175,285	6,295,890	3,581,879	3,131,620	297,568	(714,113)	6,329,604
VALIC Co. I Small Cap Special Values Fund	19,006	150,926	2,184,338	169,933	201,068	63,268	(268,405)	1,948,066
VALIC Co. I Stock Index Fund	136,435	306,974	23,216,977	14,182,298	34,111,826	925,215	(1,580,517)	2,632,147
VALIC Co. I Value Fund	2,405	—	160,119	2,405	—	—	(6,057)	156,467
VALIC Co. II Capital Appreciation Fund	10,724	—	3,182,328	10,724	—	—	93,814	3,286,866
VALIC Co. II Core Bond Fund	1,458,530	—	69,802,743	23,895,090	22,473,468	152,476	(1,167,089)	70,209,752
VALIC Co. II High Yield Bond Fund	1,676,641	—	28,007,537	11,562,408	3,071,805	224,008	(2,575,042)	34,147,106
VALIC Co. II International Opportunities Fund	46,705	—	1,813,850	1,896,581	—	—	(64,112)	3,646,319
VALIC Co. II Large Cap Value Fund	22,029	—	1,915,831	22,029	311,912	102,411	(142,291)	1,586,068
VALIC Co. II Mid Cap Growth Fund	—	300,348	2,069,301	372,032	209,075	51,857	(318,999)	1,965,116
VALIC Co. II Mid Cap Value Fund	13,914	670,055	10,182,224	683,969	3,510,047	1,351,554	(2,281,525)	6,426,175
VALIC Co. II Small Cap Growth Fund	—	185,957	1,301,649	527,438	43,817	6,874	(107,133)	1,685,011
VALIC Co. II Small Cap Value Fund	14,510	320,406	2,792,011	334,916	305,735	57,820	(479,962)	2,399,050
VALIC Co. II Strategic Bond Fund	2,342,199	594,686	54,074,938	18,119,340	—	—	(4,324,946)	67,869,332

	$8,434,095	$5,130,048	$322,746,797	$134,776,431	$109,713,351	$8,507,162	$(30,536,532)	$325,780,507

Moderate Growth Lifestyle Fund

Security	Income	Capital Gain Distribution Received	Value at 08/31/2014	Cost of Purchases†	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Value at 08/31/2015
VALIC Co. I Blue Chip Growth Fund	$—	$2,878,078	$35,829,697	$2,878,078	$6,406,593	$2,558,765	$(3,188,950)	$31,670,997
VALIC Co. I Capital Conservation Fund	596,214	—	7,689,338	27,356,970	808,369	8,795	(486,842)	33,759,892
VALIC Co. I Dividend Value Fund	199,088	605,267	23,494,727	804,355	16,224,287	4,538,403	(4,990,815)	7,622,383
VALIC Co. I Emerging Economies Fund	283,333	—	32,678,889	283,333	19,141,681	(925,952)	(4,296,922)	8,597,667
VALIC Co. I Foreign Value Fund	824,532	—	43,812,815	2,672,287	8,934,050	671,120	(8,667,949)	29,554,223
VALIC Co. I Global Real Estate Fund	1,162,535	1,172,056	33,320,496	23,278,388	4,459,945	1,563,661	(4,861,271)	48,841,329
VALIC Co. I Government Securities Fund	436,983	—	10,286,451	10,064,401	2,092,585	(127,569)	(12,817)	18,117,881
VALIC Co. I Inflation Protected Fund	419,286	41,736	13,528,944	9,481,535	7,763,218	(6,928)	(1,180,114)	14,060,219
VALIC Co. I International Equities Index Fund	2,205,618	—	43,599,935	35,993,989	2,373,256	294,981	(6,364,460)	71,151,189
VALIC Co. I International Government Bond Fund	93,278	9,955	—	3,992,403	2,065,481	(137,373)	(116,049)	1,673,500
VALIC Co. I International Growth Fund	472,079	209,332	24,623,586	12,894,661	—	—	(2,490,953)	35,027,294
VALIC Co. I Mid Cap Index Fund	282,674	1,541,027	35,647,770	3,440,441	11,652,012	1,668,312	(3,866,892)	25,237,619
VALIC Co. I Mid Cap Strategic Growth Fund	—	1,142,528	7,759,261	1,391,089	—	—	(1,329,957)	7,820,393
VALIC Co. I Nasdaq-100 Index Fund	189,454	227,742	21,532,019	417,196	4,576,607	1,875,794	(1,108,916)	18,139,486
VALIC Co. I Science & Technology Fund	—	1,646,316	23,871,246	1,646,314	12,680,910	6,203,065	(7,214,690)	11,825,025
VALIC Co. I Small Cap Index Fund	227,683	1,172,955	25,065,962	19,669,592	5,484,716	977,284	(3,436,996)	36,791,126
VALIC Co. I Small Cap Special Values Fund	86,159	684,184	9,604,265	770,343	614,144	206,239	(1,135,674)	8,831,029
VALIC Co. I Stock Index Fund	598,533	1,346,673	77,469,900	40,966,440	99,632,579	4,701,518	(7,767,674)	15,737,605
VALIC Co. I Value Fund	23,928	—	1,592,710	23,928	—	—	(60,257)	1,556,381

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Moderate Growth Lifestyle Fund (continued)

Security	Income	Capital Gain Distribution Received	Value at 08/31/2014	Cost of Purchases†	Proceeds from Sales	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Value at 08/31/2015
VALIC Co. II Capital Appreciation Fund	$59,189	$—	$18,201,444	$59,189	$646,950	$396,117	$131,301	$18,141,101
VALIC Co. II Core Bond Fund	2,934,474	—	122,951,710	53,542,932	33,675,014	(350,756)	(2,031,959)	140,436,913
VALIC Co. II High Yield Bond Fund	1,870,925	—	38,747,948	5,980,662	3,961,316	271,378	(2,934,701)	38,103,971
VALIC Co. II International Opportunities Fund	123,515	—	7,517,787	2,295,308	—	—	(170,218)	9,642,877
VALIC Co. II Large Cap Value Fund	102,052	—	7,463,917	102,052	—	—	(218,459)	7,347,510
VALIC Co. II Mid Cap Growth Fund	—	1,434,688	9,183,345	1,484,883	—	—	(1,281,346)	9,386,882
VALIC Co. II Mid Cap Value Fund	81,366	3,918,325	40,025,573	3,999,692	1,024,307	454,438	(5,876,604)	37,578,792
VALIC Co. II Small Cap Growth Fund	—	934,296	7,444,821	1,531,883	—	—	(510,771)	8,465,933
VALIC Co. II Small Cap Value Fund	84,133	1,857,850	15,542,952	1,941,982	1,130,767	211,847	(2,655,305)	13,910,709
VALIC Co. II Strategic Bond Fund	3,195,986	811,463	60,063,908	36,145,446	979,989	116,434	(5,883,853)	89,461,946

	$16,553,017	$21,634,471	$798,551,416	$305,109,772	$246,328,776	$25,169,573	$(84,010,113)	$798,491,872

†	Includes reinvestment of distributions paid.

Note 4 — Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended August 31, 2015 were as follows:

Fund	Purchases of Investment Securities (Excluding U.S. Government Securities)	Sales of Investment Securities (Excluding U.S. Government Securities)	Purchase of U.S. Government Securities	Sales of U.S. Government Securities
Aggressive Growth Lifestyle Fund	$176,867,253	$164,407,856	$—	$—
Capital Appreciation Fund	37,010,006	44,005,182	—	—
Conservative Growth Lifestyle Fund	121,212,288	109,713,351	—	—
Core Bond Fund	667,928,816	592,093,941	971,441,620	891,692,023
High Yield Bond Fund	218,180,071	145,572,738	—	—
International Opportunities Fund	366,304,802	338,125,426	—	—
Large Cap Value Fund	149,401,024	171,488,825	—	—
Mid Cap Growth Fund	160,721,090	172,840,030	—	—
Mid Cap Value Fund	548,156,040	510,370,840	—	—
Moderate Growth Lifestyle Fund	266,922,284	246,328,776	—	—
Money Market II Fund	—	—	—	—
Small Cap Growth Fund	54,893,414	64,339,227	—	—
Small Cap Value Fund	264,628,710	302,989,878	—	700,000
Socially Responsible Fund	256,714,699	213,611,263	—	—
Strategic Bond Fund	820,468,409	727,654,157	271,515,237	266,439,008

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Note 5 — Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October losses, investments in passive foreign investment companies, treatment of deferred compensation, late year ordinary losses, straddles, investments in partnerships, treatment of defaulted securities and derivative transactions.

The information in the following table is presented on the basis of cost for federal income tax purposes at August 31, 2015.

Fund	Identified Cost of Investments Owned	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Aggressive Growth Lifesyle	$496,673,667	$31,895,093	$(19,657,247)	$12,237,846
Capital Appreciation	67,454,607	17,940,960	(2,283,524)	15,657,436
Conservative Growth Lifestyle	335,190,206	5,300,150	(14,709,849)	(9,409,699)
Core Bond	1,131,626,906	11,854,798	(16,588,511)	(4,733,713)
High Yield Bond	509,589,335	7,889,573	(23,966,335)	(16,076,762)
International Opportunities	554,906,584	105,762,494	(33,006,137)	72,756,357
Large Cap Value	182,898,100	20,772,438	(9,097,494)	11,674,944
Mid Cap Growth	150,069,063	14,717,064	(5,595,131)	9,121,933
Mid Cap Value	854,673,698	123,700,468	(35,298,913)	88,401,555
Moderate Growth Lifestyle	791,331,158	35,948,483	(28,787,769)	7,160,714
Money Market	164,141,748	—	—	—
Small Cap Growth	120,381,400	19,466,582	(8,346,622)	11,119,960
Small Cap Value	515,793,321	71,192,745	(54,296,789)	16,895,956
Socially Responsible	609,368,233	148,338,232	(28,247,620)	120,090,612
Strategic Bond	848,004,716	5,333,402	(37,573,347)	(32,239,945)

The tax character of distributions paid may differ from the Statement of Changes in Net Assets due to short-term gains treated as ordinary income distributions for tax purposes. The tax basis of distributable earnings at August 31, 2015 and the tax character of distributions paid during the year ended August 31, 2015 were as follows:

	Distributable Earnings			Tax Distributions
Fund	Ordinary Income	Long- Term Gains/ Capital and Other Losses	Unrealized Appreciation (Depreciation)@	Ordinary Income	Long-Term Capital Gains
Aggressive Growth Lifestyle	$13,270,729	$34,330,762	$12,237,846	$10,015,465	$36,393,527
Capital Appreciation	315,770	7,803,191	15,657,436	272,960	—
Conservative Growth Lifestyle	9,991,705	11,963,320	(9,409,699)	12,368,253	9,535,583
Core Bond	26,673,576	—	(4,733,713)	21,848,211	—
High Yield Bond	23,145,260	(25,316,663)	(16,076,350)	21,285,525	—
International Opportunities	6,570,283	(111,391,478)	72,644,592	7,671,663	—
Large Cap Value	2,377,606	(28,025,879)	11,674,944	2,722,460	—
Mid Cap Growth	—	9,306,137	9,121,933	5,454,990	17,636,410
Mid Cap Value	2,720,801	130,587,634	88,399,530	10,189,508	84,711,714
Moderate Growth Lifestyle	21,298,906	41,294,498	7,160,714	18,139,636	43,143,104
Money Market II	2,293	(879)	—	16,299	—
Small Cap Growth	65,807	9,838,498	11,119,960	421,402	11,885,623
Small Cap Value	11,017,596	52,510,354	16,895,979	14,057,722	58,550,498
Socially Responsible	9,965,112	45,987,263	120,090,612	8,278,684	—
Strategic Bond	32,224,009	917,775	(32,280,498)	33,663,602	1,806,930

@	Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

The tax character of distributions paid during the year ended August 31, 2014 were as follows:

	Tax Distributions
Fund	Ordinary Income	Long-Term Capital Gains
Aggressive Growth Lifestyle	$5,633,754	$3,054,279
Capital Appreciation	366,049	—
Conservative Growth Lifestyle	9,716,705	4,100,935
Core Bond	20,149,056	3,719,865
High Yield Bond	19,808,145	—
International Opportunities	7,277,253	—
Large Cap Value	2,408,346	—
Mid Cap Growth	3,684,162	10,037,194
Mid Cap Value	3,091,142	56,373,098
Moderate Growth Lifestyle	16,065,393	12,265,353
Money Market II	18,269	—
Small Cap Growth	3,069,905	6,217,603
Small Cap Value	20,660,300	38,540,440
Socially Responsible	8,877,502	—
Strategic Bond	30,465,101	3,797,512

As of August 31, 2015, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

	Capital Loss Carryforward†		Unlimited†
Fund	2017	2018	ST	LT
Aggressive Growth Lifestyle	$—	$—	$—	$—
Capital Appreciation	—	—	—	—
Conservative Growth Lifestyle	—	—	—	—
Core Bond	—	—	—	—
High Yield Bond	—	25,316,663	—	—
International Opportunities	—	111,391,478	—	—
Large Cap Value	—	28,025,879	—	—
Mid Cap Growth	—	—	—	—
Mid Cap Value	—	—	—	—
Moderate Growth Lifestyle	—	—	—	—
Money Market II	879	—	—	—
Small Cap Growth	—	—	—	—
Small Cap Value	—	—	—	—
Socially Responsible	—	—	—	—
Strategic Bond	—	—	—	—

†	On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the current year. Additionally, the Funds indicated the following capital loss carryforwards expired during the current year.

Fund	Capital Loss Carryforward Utilized
Aggressive Growth Lifestyle	$—
Capital Appreciation	667,686
Conservative Growth Lifestyle	—
Core Bond	35,629
High Yield Bond	1,017,627
International Opportunities	13,367,277
Large Cap Value	31,264,117
Mid Cap Growth	—
Mid Cap Value	—
Moderate Growth Lifestyle	—
Money Market II	277,264
Small Cap Growth	—
Small Cap Value	—
Socially Responsible	23,868,603
Strategic Bond	—

Under the current tax law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended August 31, 2015, the Funds elected to defer late year ordinary losses and post October capital losses as follows:

Fund	Deferred Late Year Ordinary Loss	Deferred Post-October Short-Term Capital Loss	Deferred Post-October Long-Term Capital Loss
Aggressive Growth Lifestyle	$—	$—	$—
Capital Appreciation	—	694,142	—
Conservative Growth Lifestyle	—	—	—
Core Bond	—	—	1,293,043
High Yield Bond	—	5,228,467	1,658,483
International Opportunities	—	13,274,551	—
Large Cap Value	147	—	—
Mid Cap Growth	436,220	1,310,158	—
Mid Cap Value	—	3,555,225	—
Moderate Growth Lifestyle	—	—	—
Money Market II	—	—	—
Small Cap Growth	142,552	—	—
Small Cap Value	—	—	—
Socially Responsible	—	—	—
Strategic Bond	—	1,648,092	4,553,719

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

For the period ended August 31, 2015, the reclassifications to the components of net assets arising from book/tax differences resulted in increases (decreases) that were primarily due to tax treatment of net investment losses, principal paydown adjustments, non-deductible expenses, disposition of passive foreign investment companies securities, and foreign currency transactions as follows:

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
Aggressive Growth Lifestyle	$1,745,727	$(1,745,727)	$—
Capital Appreciation	55	(55)	—
Conservative Growth Lifestyle	850,307	(850,307)	—
Core Bond	2,212,242	(2,212,242)	—
High Yield Bond	1,191,068	(1,191,068)	—
International Opportunities	(199,567)	199,567	—
Large Cap Value	(266)	266	—
Mid Cap Growth	528,131	(17)	(528,114)
Mid Cap Value	(124,495)	124,495	—
Moderate Growth Lifestyle	2,436,903	(2,436,903)	—
Money Market II	—	—	—
Small Cap Growth	736,193	(736,193)	—
Small Cap Value	770,149	(770,149)	—
Socially Responsible	8,777	(8,777)	—
Strategic Bond	2,343,253	(2,343,253)	—

Note 6 — Capital Share Transactions

Transactions in capital shares of each class of each Fund were as follows:

	Aggressive Growth Lifestyle Fund				Capital Appreciation
	For the year ended August 31, 2015		For the year ended August 31, 2014		For the year ended August 31, 2015		For the year ended August 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,203,033	$49,369,747	5,312,915	$60,672,814	121,463	$2,010,124	530,162	$7,936,110
Reinvested dividends	4,096,116	46,408,992	754,169	8,688,033	16,113	272,960	24,918	366,049
Shares redeemed	(3,138,018)	(36,389,891)	(2,276,432)	(25,985,601)	(614,048)	(10,080,953)	(533,978)	(7,961,858)

Net increase (decrease)	5,161,131	$59,388,848	3,790,652	$43,375,246	(476,472)	$(7,797,869)	21,102	$340,301

	Conservative Growth Lifestyle				Core Bond Fund
	For the year ended August 31, 2015		For the year ended August 31, 2014		For the year ended August 31, 2015		For the year ended August 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,147,465	$40,276,173	4,658,795	$60,332,672	21,593,664	$241,380,387	20,630,749	$225,040,721
Reinvested dividends	1,760,759	21,903,836	1,086,292	13,817,640	1,989,819	21,848,211	2,187,802	23,868,921
Shares redeemed	(2,238,876)	(28,446,478)	(2,766,588)	(35,746,516)	(11,457,616)	(127,286,985)	(9,744,877)	(106,801,764)

Net increase (decrease)	2,669,348	$33,733,531	2,978,499	$38,403,796	12,125,867	$135,941,613	13,073,674	$142,107,878

	High Yield Bond				International Opportunities
	For the year ended August 31, 2015		For the year ended August 31, 2014		For the year ended August 31, 2015		For the year ended August 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	14,049,866	$108,511,346	9,347,766	$73,669,111	6,282,779	$93,309,500	2,815,032	$43,705,488
Reinvested dividends	2,789,715	21,285,525	2,529,776	19,808,145	486,781	7,671,663	468,291	7,277,253
Shares redeemed	(6,525,984)	(50,794,785)	(3,660,135)	(29,004,015)	(5,072,832)	(76,283,610)	(3,495,458)	(53,480,083)

Net increase (decrease)	10,313,597	$79,002,086	8,217,407	$64,473,241	1,696,728	$24,697,553	(212,135)	$(2,497,342)

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

	Large Cap Value				Mid Cap Growth
	For the year ended August 31, 2015		For the year ended August 31, 2014		For the year ended August 31, 2015		For the year ended August 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	690,649	$12,355,120	676,522	$10,912,016	1,428,370	$14,011,065	2,692,078	$28,583,502
Reinvested dividends	149,750	2,722,460	146,404	2,408,346	2,477,618	23,091,400	1,462,832	13,721,356
Shares redeemed	(2,103,773)	(37,086,765)	(1,221,278)	(19,881,774)	(2,516,951)	(25,399,865)	(1,622,168)	(16,719,946)

Net increase (decrease)	(1,263,374)	$(22,009,185)	(398,352)	$(6,561,412)	1,389,037	$11,702,600	2,532,742	$25,584,912

	Mid Cap Value				Moderate Growth Lifestyle
	For the year ended August 31, 2015		For the year ended August 31, 2014		For the year ended August 31, 2015		For the year ended August 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	3,049,044	$71,884,895	1,003,285	$24,230,539	5,164,163	$78,788,402	7,866,117	$119,215,315
Reinvested dividends	4,081,773	94,901,222	2,490,127	59,464,240	4,137,930	61,282,740	1,884,947	28,330,746
Shares redeemed	(3,222,063)	(79,026,342)	(4,628,540)	(113,244,995)	(3,799,310)	(57,394,855)	(2,103,273)	(31,771,418)

Net increase (decrease)	3,908,754	$87,759,775	(1,135,128)	$(29,550,216)	5,502,783	$82,676,287	7,647,791	$115,774,643

	Money Market II				Small Cap Growth
	For the year ended August 31, 2015		For the year ended August 31, 2014		For the year ended August 31, 2015		For the year ended August 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	64,201,569	$64,201,569	66,853,797	$66,853,797	801,542	$13,419,432	1,505,200	$26,235,149
Reinvested dividends	16,299	16,299	18,269	18,269	772,084	12,307,025	623,323	9,287,508
Shares redeemed	(75,165,074)	(75,165,074)	(82,111,024)	(82,111,025)	(1,389,764)	(23,157,490)	(1,460,726)	(24,571,780)

Net increase (decrease)	(10,947,206)	$(10,947,206)	(15,238,958)	$(15,238,959)	183,862	$2,568,967	667,797	$10,950,877

	Small Cap Value				Socially Responsible
	For the year ended August 31, 2015		For the year ended August 31, 2014		For the year ended August 31, 2015		For the year ended August 31, 2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,479,534	$40,547,760	1,002,396	$17,183,239	5,383,674	$103,811,338	712,133	$11,918,108
Reinvested dividends	4,792,622	72,608,220	3,777,967	59,200,740	422,597	8,278,684	516,434	8,877,502
Shares redeemed	(6,004,887)	(95,375,625)	(3,308,871)	(57,210,008)	(3,257,382)	(62,192,510)	(3,663,969)	(61,792,800)

Net increase (decrease)	1,267,269	$17,780,355	1,471,492	$19,173,971	2,548,889	$49,897,512	(2,435,402)	$(40,997,190)

	Strategic Bond Fund
	For the year ended August 31, 2015		For the year ended August 31, 2014
	Shares	Amount	Shares	Amount
Shares sold	8,532,991	$98,799,263	5,328,835	$61,800,255
Reinvested dividends	3,147,341	35,470,532	2,971,606	34,262,613
Shares redeemed	(4,401,538)	(50,254,535)	(5,549,987)	(64,426,066)

Net increase (decrease)	7,278,794	$84,015,260	2,750,454	$31,636,802

Note 7 — Expense Reductions

Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of the Funds set forth below have been reduced. For the year ended August 31, 2015, the amount of expense reductions received by each Fund used to offset non-affiliated expenses were as follows:

Fund	Amount
Capital Appreciation	$8,178
International Opportunities	56,324
Large Cap Value	24,537
Mid Cap Growth	19,985
Mid Cap Value	3,036
Small Cap Growth	6,995
Small Cap Value	18,972

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Note 8 — Investment Concentration

The High Yield Bond Fund’s investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investments from the U.S. Government. As a result of the Core Bond Fund, Money Market II Fund and Strategic Bond Fund’s concentration in such investments, it may be subject to risks associated with the U.S. Government agencies or instrumentalities. At August 31, 2015, the Funds had 29.3%, 59.6%, and 4.3%, respectively, of their net assets invested in such securities.

Some of the Funds may invest internationally, including in “emerging market” countries. Emerging market securities involve risks not typically associated with investing in securities of issuers in more developed markets. These investments are subject to various risk factors including market, credit, exchange rate and sovereign risk. The markets in which these securities trade can be volatile and at times illiquid. These securities may be denominated in currencies other than U.S. dollars. While investing internationally may reduce portfolio risk by increasing the diversification of portfolio investments, the value of the investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. These risks are primary risks of the International Opportunities Fund. At August 31, 2015, the International Opportunities Fund had 23.6% and 20.0% of its net assets invested in equity securities domiciled in United Kingdom and Japan, respectively.

Each Fund, except the Money Market II Fund, the Lifestyle Funds and the Small Cap Value Fund, may invest in international bonds, which include U.S. dollar-denominated bonds issued by foreign corporations for which the primary trading market is in the United States (“Yankee Bonds”), or for which the primary trading market is abroad (“Euro Bonds”). International bonds may involve special risks and considerations not typically associated with investing in U.S. companies, including differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. As a result of the Strategic Bond Fund’s concentration in such investments, it may be subject to risks associated with the international bonds. At August 31, 2015, the Strategic Bond Fund had 32.1% of its net assets invested in such securities.

Note 9 — Line of Credit

VCII, along with certain other funds managed by the Adviser, has access to an $85 million committed unsecured line of credit and a $40 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company, the Funds’ custodian. Prior to October 9, 2015, interest on the committed line of credit was payable at the higher of the Federal Funds Rate plus 125 basis points or the Overnight London Interbank Offered Rate plus 125 basis points. There was also a commitment fee of 15 basis points per annum on the daily unused portion of the committed line of credit and a one-time closing fee of 5 basis points on the uncommitted line of credit. Borrowings under the line of credit will commence when the respective Portfolio’s cash shortfall exceeds $100,000.

Effective October 9, 2015, the interest payable under the committed line of credit is the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points. In addition, the commitment fee on the daily unused portion of the committed line of credit increases to 20 basis points per annum.

For the year ended August 31, 2015, the following Funds had borrowings:

Fund	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
Capital Appreciation	1	$4	$115,421	1.38%
International Opportunities	4	139	925,316	1.35%
Large Cap Value	36	406	296,397	1.37%

At August 31, 2015, there were no borrowings outstanding.

Note 10 — Interfund Lending Agreement

Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

For the year ended August 31, 2015, none of the Funds participated in this program.

VALIC Company II

NOTES TO FINANCIAL STATEMENTS — (continued)

Note 11 — Security Transactions with Affiliated Portfolios

The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions.

For the year ended August 31, 2015, the following Funds engaged in security transactions with affiliated Funds:

Fund	Cost of Purchases	Proceeds from Sales	Realized Gain/ Loss
International Opportunities	$93,252	$103,550	$1,429

For the year ended August 31, 2015, the following Funds incurred brokerage commissions with affiliated brokers which are affiliates of a sub-advisor:

Affiliated Broker	International Opportunities	Large Cap Value	Small Cap Value
UBS AG	$36,161	$—	$—
Pershing, LLC	—	209	—
J.P. Morgan Clearing Corp.	—	—	19,428
ConvergEx Execution Solutions LLC	—	65	—

VALIC Company II

FINANCIAL HIGHLIGHTS

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Aggressive Growth Lifestyle Fund										Capital Appreciation Fund
	Year Ended August 31,										Year Ended August 31,
	2015		2014		2013		2012		2011		2015	2014	2013	2012	2011

PER SHARE DATA
Net asset value at beginning of period	$12.04		$10.30		$9.22		$8.44		$7.41		$15.88	$12.82	$10.92	$9.37	$8.01

Income (loss) from investment operations:
Net investment income (loss)(d)	0.20		0.18		0.11		0.14		0.19		0.06	0.05	0.07	0.05	0.05
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.52)		1.77		1.10		0.79		1.02		0.46	3.08	1.88	1.55	1.35
Net increase from payments by affiliates	–		–		–		–		–		–	–	–	–	–

Total income (loss) from investment operations	(0.32)		1.95		1.21		0.93		1.21		0.52	3.13	1.95	1.60	1.40

Distributions from:
Net investment income	(0.19)		(0.11)		(0.13)		(0.15)		(0.18)		(0.05)	(0.07)	(0.05)	(0.05)	(0.04)
Net realized gain on securities	(0.86)		(0.10)		–		–		–		–	–	–	–	–

Total distributions	(1.05)		(0.21)		(0.13)		(0.15)		(0.18)		(0.05)	(0.07)	(0.05)	(0.05)	(0.04)

Net asset value at end of period	$10.67		$12.04		$10.30		$9.22		$8.44		$16.35	$15.88	$12.82	$10.92	$9.37

TOTAL RETURN(a)	(3.17)%		19.03%		13.21%		11.15%		16.33%		3.28%	24.43%	17.93%	17.13%	17.41%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.14	%(e)	0.14	%(e)	0.15	%(e)	0.16	%(e)	0.18	%(e)	0.98%	0.99%	1.01%	1.07%	1.03%
Ratio of expense reductions to average net assets	–		–		–		–		–		0.01%	0.01%	0.01%	0.01%	–
Ratio of net investment income (loss) to average net assets(b)	1.71	%(e)	1.56	%(e)	1.11	%(e)	1.62	%(e)	2.26	%(e)	0.36%	0.31%	0.58%	0.53%	0.48%
Ratio of net investment income (loss) to average net assets(c)	1.67	%(e)	1.52	%(e)	1.06	%(e)	1.55	%(e)	2.18	%(e)	0.23%	0.17%	0.42%	0.32%	0.29%
Portfolio turnover rate	31%		32%		41%		44%		62%		44%	44%	44%	119%	52%
Number of shares outstanding at end of period (000’s)	47,707		42,546		38,755		34,029		21,941		5,014	5,491	5,470	5,443	4,674
Net assets at the end of period (000’s)	$508,890		$512,113		$399,133		$313,655		$185,211		$81,961	$87,214	$70,095	$59,413	$43,798

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Does not include underlying fund expenses that the Fund bears indirectly.

See Notes to Financial Statements

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Conservative Growth Lifestyle Fund										Core Bond Fund
	Year Ended August 31,										Year Ended August 31,
	2015		2014		2013		2012		2011		2015	2014	2013	2012	2011

PER SHARE DATA
Net asset value at beginning of period	$13.12		$12.13		$12.02		$11.22		$10.31		$11.09	$10.69	$11.41	$10.90	$10.68

Income (loss) from investment operations:
Net investment income (loss)(d)	0.31		0.29		0.26		0.29		0.34		0.23	0.24	0.23	0.30	0.38
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.62)		1.31		0.32		0.86		0.87		(0.16)	0.44	(0.43)	0.56	0.13
Net increase from payments by affiliates	–		–		–		–		–		–	–	–	–	–

Total income (loss) from investment operations	(0.31)		1.60		0.58		1.15		1.21		0.07	0.68	(0.20)	0.86	0.51

Distributions from:
Net investment income	(0.29)		(0.26)		(0.24)		(0.27)		(0.30)		(0.23)	(0.20)	(0.32)	(0.30)	(0.29)
Net realized gain on securities	(0.57)		(0.35)		(0.23)		(0.08)		–		–	(0.08)	(0.20)	(0.05)	–

Total distributions	(0.86)		(0.61)		(0.47)		(0.35)		(0.30)		(0.23)	(0.28)	(0.52)	(0.35)	(0.29)

Net asset value at end of period	$11.95		$13.12		$12.13		$12.02		$11.22		$10.93	$11.09	$10.69	$11.41	$10.90

TOTAL RETURN(a)	(2.65)%		13.34%		4.93%		10.50%		11.82%		0.62%	6.44%	(1.95)%	8.08%	4.89%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.77%	0.77%	0.77%	0.77%	0.77%
Ratio of expenses to average net assets(c)	0.14	%(e)	0.15	%(e)	0.16	%(e)	0.18	%(e)	0.20	%(e)	0.79%	0.80%	0.84%	0.86%	0.88%
Ratio of expense reductions to average net assets	–		–		–		–		–		–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	2.45	%(e)	2.26	%(e)	2.12	%(e)	2.59	%(e)	3.05	%(e)	2.10%	2.24%	2.12%	2.79%	3.65%
Ratio of net investment income (loss) to average net assets(c)	2.40	%(e)	2.22	%(e)	2.06	%(e)	2.51	%(e)	2.95	%(e)	2.08%	2.21%	2.05%	2.70%	3.53%
Portfolio turnover rate	33%		31%		53%		36%		66%		153%	169%	175%	177%	161%
Number of shares outstanding at end of period (000’s)	27,270		24,601		21,622		16,819		10,665		97,489	85,364	72,290	55,895	39,745
Net assets at the end of period (000’s)	$325,797		$322,764		$262,360		$202,134		$119,710		$1,065,803	$946,699	$772,784	$637,701	$433,168

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Does not include underlying fund expenses that the Fund bears indirectly.

See Notes to Financial Statements

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	High Yield Bond Fund					International Opportunities Fund
	Year Ended August 31,					Year Ended August 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

PER SHARE DATA
Net asset value at beginning of period	$7.93	$7.63	$7.64	$7.28	$7.36	$15.50	$13.78	$11.87	$12.47	$11.23

Income (loss) from investment operations:
Net investment income (loss)(d)	0.38	0.41	0.44	0.46	0.56	0.16	0.16	0.14	0.20	0.16
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.53)	0.28	(0.03)	0.45	(0.05)	(0.38)	1.75	2.04	(0.59)	1.21
Net increase from payments by affiliates	–	–	–	–	–	–	–	–	–	–

Total income (loss) from investment operations	(0.15)	0.69	0.41	0.91	0.51	(0.22)	1.91	2.18	(0.39)	1.37

Distributions from:
Net investment income	(0.38)	(0.39)	(0.42)	(0.55)	(0.59)	(0.20)	(0.19)	(0.27)	(0.21)	(0.13)
Net realized gain on securities	–	–	–	–	–	–	–	–	–	–

Total distributions	(0.38)	(0.39)	(0.42)	(0.55)	(0.59)	(0.20)	(0.19)	(0.27)	(0.21)	(0.13)

Net asset value at end of period	$7.40	$7.93	$7.63	$7.64	$7.28	$15.08	$15.50	$13.78	$11.87	$12.47

TOTAL RETURN(a)	(2.02)%	9.10%	5.46%	13.18%	7.00%	(1.50)%	13.88%	18.58%	(2.95)%	12.14%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.96%	0.96%	0.96%	0.96%	0.96%	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets(c)	0.98%	0.99%	1.01%	1.02%	1.03%	1.21%	1.21%	1.31%	1.31%	1.28%
Ratio of expense reductions to average net assets	–	–	–	–	–	0.01%	0.00%	–	–	–
Ratio of net investment income (loss) to average net assets(b)	5.00%	5.25%	5.77%	6.26%	7.48%	1.02%	1.05%	1.08%	1.70%	1.18%
Ratio of net investment income (loss) to average net assets(c)	4.97%	5.22%	5.73%	6.20%	7.42%	0.81%	0.84%	0.76%	1.39%	0.91%
Portfolio turnover rate	36%	37%	34%	38%	47%	59%	72%	62%	164%	66%
Number of shares outstanding at end of period (000’s)	63,332	53,018	44,801	37,281	36,022	39,548	37,851	38,063	41,554	46,945
Net assets at the end of period (000’s)	$468,855	$420,459	$341,751	$284,818	$262,380	$596,301	$586,631	$524,503	$493,207	$585,357

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Large Cap Value Fund					Mid Cap Growth Fund
	Year Ended August 31,					Year Ended August 31,
	2015	2014	2013	2012	2011	2015	2014	2013	2012	2011

PER SHARE DATA
Net asset value at beginning of period	$17.58	$14.51	$11.67	$10.41	$9.26	$10.13	$9.76	$8.45	$7.93	$6.28

Income (loss) from investment operations:
Net investment income (loss)(d)	0.20	0.22	0.19	0.15	0.11	(0.02)	(0.05)	0.00	0.00	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.46)	3.04	2.81	1.22	1.18	0.27	1.33	1.42	0.52	1.67
Net increase from payments by affiliates	–	–	–	–	–	–	–	–	–	–

Total income (loss) from investment operations	(0.26)	3.26	3.00	1.37	1.29	0.25	1.28	1.42	0.52	1.65

Distributions from:
Net investment income	(0.24)	(0.19)	(0.16)	(0.11)	(0.14)	–	(0.01)	(0.01)	–	–
Net realized gain on securities	–	–	–	–	–	(1.57)	(0.90)	(0.10)	–	–

Total distributions	(0.24)	(0.19)	(0.16)	(0.11)	(0.14)	(1.57)	(0.91)	(0.11)	–	–

Net asset value at end of period	$17.08	$17.58	$14.51	$11.67	$10.41	$8.81	$10.13	$9.76	$8.45	$7.93

TOTAL RETURN(a)	(1.56)%	22.55%	26.02%	13.30%	13.84%	1.66%	13.86%	17.06%	6.56%	26.27%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.81%	0.81%	0.81%	0.81%	0.81%	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of expenses to average net assets(c)	0.88%	0.88%	0.91%	0.93%	0.93%	1.14%	1.17%	1.18%	1.18%	1.19%
Ratio of expense reductions to average net assets	0.01%	0.01%	0.01%	0.02%	0.01%	0.01%	0.01%	0.01%	0.03%	0.02%
Ratio of net investment income (loss) to average net assets(b)	1.11%	1.31%	1.40%	1.33%	0.98%	(0.26)%	(0.47)%	0.02%	0.02%	(0.32)%
Ratio of net investment income (loss) to average net assets(c)	1.04%	1.24%	1.30%	1.21%	0.86%	(0.54)%	(0.79)%	(0.30)%	(0.31)%	(0.66)%
Portfolio turnover rate	72%	54%	53%	62%	65%	102%	175%	112%	131%	206%
Number of shares outstanding at end of period (000’s)	11,333	12,597	12,995	12,913	14,543	17,507	16,118	13,586	16,888	20,333
Net assets at the end of period (000’s)	$193,602	$221,453	$188,508	$150,682	$151,360	$154,291	$163,273	$132,584	$142,785	$161,271

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Mid Cap Value Fund					Moderate Growth Lifestyle Fund
	Year Ended August 31,					Year Ended August 31,
	2015	2014	2013	2012	2011	2015		2014		2013		2012		2011

PER SHARE DATA
Net asset value at beginning of period	$25.15	$21.66	$17.31	$15.28	$13.61	$15.61		$13.93		$13.10		$12.04		$10.81

Income (loss) from investment operations:
Net investment income (loss)(d)	0.07	0.05	0.07	0.06	0.04	0.29		0.28		0.21		0.24		0.30
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.82)	5.06	4.35	2.05	1.74	(0.65)		1.99		1.04		1.06		1.23
Net increase from payments by affiliates	–	–	–	–	–	–		–		–		–		–

Total income (loss) from investment operations	(0.75)	5.11	4.42	2.11	1.78	(0.36)		2.27		1.25		1.30		1.53

Distributions from:
Net investment income	(0.05)	(0.08)	(0.07)	(0.08)	(0.11)	(0.28)		(0.20)		(0.21)		(0.24)		(0.30)
Net realized gain on securities	(2.53)	(1.54)	–	–	–	(0.88)		(0.39)		(0.21)		–		–

Total distributions	(2.58)	(1.62)	(0.07)	(0.08)	(0.11)	(1.16)		(0.59)		(0.42)		(0.24)		(0.30)

Net asset value at end of period	$21.82	$25.15	$21.66	$17.31	$15.28	$14.09		$15.61		$13.93		$13.10		$12.04

TOTAL RETURN(a)	(3.61)%	23.97%	25.64%	13.85%	12.98%	(2.68)%		16.46%		9.76%		11.00%		14.20%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.05%	1.05%	1.05%	1.05%	1.05%	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)	0.10	%(e)
Ratio of expenses to average net assets(c)	1.06%	1.05%	1.08%	1.11%	1.15%	0.13	%(e)	0.13	%(e)	0.14	%(e)	0.16	%(e)	0.17	%(e)
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%	0.01%	0.02%	–		–		–		–		–
Ratio of net investment income (loss) to average net assets(b)	0.28%	0.22%	0.37%	0.39%	0.23%	1.92	%(e)	1.84	%(e)	1.55	%(e)	1.99	%(e)	2.47	%(e)
Ratio of net investment income (loss) to average net assets(c)	0.27%	0.22%	0.34%	0.33%	0.13%	1.89	%(e)	1.81	%(e)	1.50	%(e)	1.93	%(e)	2.41	%(e)
Portfolio turnover rate	56%	29%	46%	70%	108%	30%		27%		36%		36%		58%
Number of shares outstanding at end of period (000’s)	42,460	38,551	39,686	40,101	40,315	56,655		51,152		43,504		34,532		23,286
Net assets at the end of period (000’s)	$926,580	$969,591	$859,611	$694,095	$615,965	$798,444		$798,521		$606,185		$452,347		$280,436

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	Does not include underlying fund expenses that the Fund bears indirectly.

See Notes to Financial Statements

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Money Market II Fund							Small Cap Growth Fund
	Year Ended August 31,							Year Ended August 31,
	2015		2014	2013	2012	2011		2015	2014	2013	2012	2011

PER SHARE DATA
Net asset value at beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00		$16.27	$16.11	$13.47	$12.87	$10.20

Income (loss) from investment operations:
Net investment income (loss)(d)	0.00		0.00	0.00	0.00	0.00		(0.04)	(0.14)	(0.09)	(0.07)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.00		0.00	0.00	0.00	(0.00)		0.97	1.68	3.92	1.66	2.77
Net increase from payments by affiliates	0.00		–	–	–	0.00		–	–	–	–	–

Total income (loss) from investment operations	0.00		0.00	0.00	0.00	0.00		0.93	1.54	3.83	1.59	2.67

Distributions from:
Net investment income	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)		–	–	–	–	–
Net realized gain on securities	–		–	–	–	–		(1.89)	(1.38)	(1.19)	(0.99)	–

Total distributions	(0.00)		(0.00)	(0.00)	(0.00)	(0.00)		(1.89)	(1.38)	(1.19)	(0.99)	–

Net asset value at end of period	$1.00		$1.00	$1.00	$1.00	$1.00		$15.31	$16.27	$16.11	$13.47	$12.87

TOTAL RETURN(a)	0.01	%(f)	0.01%	0.01%	0.01%	0.01	%(e)	5.26%	10.33%	31.19%	13.13%	26.18%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.15%		0.15%	0.20%	0.19%	0.20%		1.16%	1.16%	1.16%	1.16%	1.16%
Ratio of expenses to average net assets(c)	0.64%		0.63%	0.65%	0.65%	0.65%		1.25%	1.26%	1.31%	1.33%	1.32%
Ratio of expense reduction to average net assets	–		–	–	–	–		0.01%	0.00%	0.01%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	0.01%		0.01%	0.01%	0.01%	0.01%		(0.25)%	(0.83)%	(0.65)%	(0.52)%	(0.76)%
Ratio of net investment income (loss) to average net assets(c)	(0.48)%		(0.47)%	(0.44)%	(0.45)%	(0.44)%		(0.34)%	(0.93)%	(0.80)%	(0.69)%	(0.92)%
Portfolio turnover rate	N/A		N/A	N/A	N/A	N/A		49%	63%	68%	63%	79%
Number of shares outstanding at end of period (000’s)	159,882		170,830	186,069	187,696	214,677		7,185	7,001	6,333	6,026	6,124
Net assets at the end of period (000’s)	$159,905		$170,575	$185,810	$187,430	$214,407		$110,029	$113,907	$102,025	$81,161	$78,839

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate.
(f)	The Fund’s performance figure was increased by less than 0.01% from the effect of payments by an affiliate (See Note 3).

See Notes to Financial Statements

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Small Cap Value Fund						Socially Responsible Fund
	Year Ended August 31,						Year Ended August 31,
	2015	2014	2013	2012		2011	2015	2014	2013	2012	2011

PER SHARE DATA
Net asset value at beginning of period	$16.65	$15.83	$12.68	$12.41		$10.27	$18.56	$14.84	$12.53	$10.92	$9.34

Income (loss) from investment operations:
Net investment income (loss)(d)	0.17	0.09	0.13	0.07		0.04	0.26	0.22	0.21	0.16	0.13
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.56)	2.70	3.33	0.71		2.23	(0.05)	3.74	2.31	1.60	1.57
Net increase from payments by affiliates	–	–	–	0.00		–	–	–	–	–	–

Total income (loss) from investment operations	(0.39)	2.79	3.46	0.78		2.27	0.21	3.96	2.52	1.76	1.70

Distributions from:
Net investment income	(0.10)	(0.17)	(0.07)	(0.12)		(0.13)	(0.22)	(0.24)	(0.21)	(0.15)	(0.12)
Net realized gain on securities	(2.15)	(1.80)	(0.24)	(0.39)		–	–	–	–	–	–

Total distributions	(2.25)	(1.97)	(0.31)	(0.51)		(0.13)	(0.22)	(0.24)	(0.21)	(0.15)	(0.12)

Net asset value at end of period	$14.01	$16.65	$15.83	$12.68		$12.41	$18.55	$18.56	$14.84	$12.53	$10.92

TOTAL RETURN(a)	(3.38)%	18.39%	27.78%	6.58	%(f)	22.06%	1.06%	26.82%	20.40%	16.34%	18.19	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.95%	0.95%	0.95%	0.95%		0.95%	0.56%	0.56%	0.56%	0.56%	0.56%
Ratio of expenses to average net assets(c)	1.03%	1.03%	1.05%	1.08%		1.07%	0.61%	0.61%	0.62%	0.63%	0.63%
Ratio of expense reductions to average net assets	0.00%	0.01%	0.01%	0.01%		0.01%	–	–	–	–	–
Ratio of net investment income (loss) to average net assets(b)	1.02%	0.54%	0.91%	0.58%		0.33%	1.35%	1.29%	1.56%	1.39%	1.19%
Ratio of net investment income (loss) to average net assets(c)	0.95%	0.46%	0.81%	0.46%		0.21%	1.31%	1.25%	1.49%	1.33%	1.12%
Portfolio turnover rate	50%	47%	81%	96%		116%	31%	26%	39%	44%	81%
Number of shares outstanding at end of period (000’s)	34,784	33,516	32,045	32,052		32,626	39,153	36,604	39,040	47,833	60,129
Net assets at the end of period (000’s)	$487,157	$558,170	$507,366	$406,471		$404,748	$726,460	$679,235	$579,372	$599,500	$656,395

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.
(e)	The Fund’s performance figure was increased by less than 0.01% from gains realized on the disposal of investments in violation of investment restrictions.
(f)	The Fund’s performance figure was decreased by less than 0.01% from losses realized on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

VALIC Company II

FINANCIAL HIGHLIGHTS — (continued)

Per share data is for a share of beneficial interest outstanding throughout the period. Total return includes reinvestment of distributions on the reinvestment date.

	Strategic Bond Fund
	Year Ended August 31,
	2015	2014	2013		2012		2011

PER SHARE DATA
Net asset value at beginning of period	$11.77	$11.23	$11.78		$11.31		$11.22

Income (loss) from investment operations:
Net investment income (loss)(d)	0.42	0.48	0.46		0.49		0.60
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.68)	0.62	(0.44)		0.58		0.09
Net increase from payments by affiliates	–	–	–		–		–

Total income (loss) from investment operations	(0.26)	1.10	0.02		1.07		0.69

Distributions from:
Net investment income	(0.41)	(0.44)	(0.46)		(0.60)		(0.60)
Net realized gain on securities	(0.10)	(0.12)	(0.11)		–		–

Total distributions	(0.51)	(0.56)	(0.57)		(0.60)		(0.60)

Net asset value at end of period	$11.00	$11.77	$11.23		$11.78		$11.31

TOTAL RETURN(a)	(2.32)%	9.89%	0.03%		9.97%		6.36%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets	0.87%	0.88%	0.89	%(b)	0.89	%(b)	0.89	%(b)
Ratio of expenses to average net assets	0.87%	0.88%	0.91	%(c)	0.93	%(c)	0.95	%(c)
Ratio of expense reductions to average net assets	–	–	–		–		–
Ratio of net investment income (loss) to average net assets(b)	3.67%	4.11%	4.00%		4.39%		5.33%
Ratio of net investment income (loss) to average net assets(c)	3.67%	4.11%	3.98%		4.35%		5.27%
Portfolio turnover rate	132%	150%	164%		191%		144%
Number of shares outstanding at end of period (000’s)	71,428	64,149	61,398		53,061		44,277
Net assets at the end of period (000’s)	$785,635	$755,092	$689,403		$624,863		$500,792

(a)

Total return includes, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes expense reimbursements, but excludes expense reductions.
(c)	Excludes expense reimbursements and expense reductions.
(d)	The per share amounts are calculated using the average share method.

See Notes to Financial Statements

VALIC Company II

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

VALIC Company II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the fifteen funds constituting VALIC Company II (the “Series’’) at August 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2015 by correspondence with the custodian, transfer agent, and brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas

October 28, 2015

VALIC Company II

APPROVAL OF ADVISORY AGREEMENTS (unaudited)

Approval at August 2015 meeting

At an in-person meeting held on August 3-4, 2015, the Board of Trustees (the “Board”) of VALIC Company II (“VC II”), including the Trustees that are not interested persons of VC II, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), approved the Investment Advisory Agreement with respect to each series of VC II (each a “Fund,” and collectively, the “Funds”) between The Variable Annuity Life Insurance Company (“VALIC”) and VC II (the “Advisory Agreement”) and the Investment Sub-Advisory Agreements between VALIC and each of the following sub-advisers of VC II (collectively, the “Sub-advisory Agreements”): Janus Capital Management, LLC (“Janus”), Perkins Investment Management, LLC (“Perkins”), J.P. Morgan Investment Management, Inc. (“JPMIM”), Massachusetts Financial Services Company (“MFS”), Metropolitan West Capital Management, LLC (“Metropolitan West”), PineBridge Investments, LLC (“PineBridge”), Robeco Investment Management, Inc. (“Robeco”), SunAmerica Asset Management, LLC (“SAAMCo”), The Boston Company Asset Management, Inc. (“TBCAM”), UBS Global Asset Management (“UBS”), Wells Capital Management Incorporated (“Wells Capital”) and Wellington Management Company, LLP (“Wellington”) (collectively referred to as the “Sub-advisers”). The Advisory Agreement and Sub-advisory Agreements are collectively referred to as the “Advisory Contracts.” Prior to the August 3-4, 2015 meeting at which the Advisory Contracts were approved, the Board also discussed and considered information regarding the proposed continuation of the Advisory Contracts at an in-person meeting held on July 13, 2015.

In connection with the approval of the Advisory Contracts, the Board received materials relating to certain factors the Board considered in determining to renew such Advisory Contracts. Those factors included: (1) the nature, extent and quality of services provided by VALIC and the Sub-advisers; (2) the advisory fee and sub-advisory fees charged in connection with VALIC’s and the Sub-advisers’ management of each Fund, compared to advisory fee rates and sub-advisory fee rates of a group of funds with similar investment objectives (respectively, the “Expense Group/Universe” and the “Subadvisory Expense Group/Universe”), as selected by an independent third-party provider of investment company data; (3) the investment performance of the Funds compared to performance of comparable funds as selected by an independent third-party provider of investment company data (“Performance Group/Universe”) and against each Fund’s benchmarks; (4) the costs of services and the benefits potentially derived by VALIC, the Sub-advisers and their respective affiliates; (5) a comparison of advisory fee schedules and performance with respect to other mutual funds and accounts with similar investment strategies and/or objectives to the Funds, as applicable, and which are advised or managed by VALIC or SAAMCo, an affiliated Sub-Adviser; (6) whether the Funds will benefit from possible economies of scale from engaging VALIC and the Sub-advisers; (7) the profitability of VALIC, the Sub-advisers and their respective affiliates, including amounts retained by VALIC after payment of sub-advisory fees; (8) the terms of the Advisory Contracts; (9) information regarding VALIC’s and the Sub-advisers’ compliance and regulatory history; and (10) information about the services VALIC provides in connection with the oversight of the Sub-advisers.

The Independent Trustees were separately represented by counsel that is independent of VALIC in connection with their consideration of approval of the Advisory Contracts. The matters discussed below were also considered separately by the Independent Trustees in an executive session at an in-person special meeting held on July 13, 2015 and executive sessions held during the August 2015 meeting during which such independent counsel provided guidance to the Independent Trustees. Following the July 13, 2015 meeting, the Independent Trustees submitted questions and requests for additional information to management, and considered management’s responses thereto at the August 2015 meeting. The continuation of all Advisory Contracts were approved at the August 2015 meeting for a one-year term beginning September 1, 2015 and ending August 31, 2016.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services to be provided to the Funds by VALIC and the Sub-advisers. The Board reviewed information provided by VALIC relating to its operations and personnel. The Board also took into account their knowledge of VALIC’s management and the quality of the performance of VALIC’s duties, through Board meetings, discussions and reports during the preceding year and through VALIC’s long history of service to VC II. The Board considered that VALIC is responsible for the management of the day-to-day operations of VC II, including but not limited to, general supervision of and coordination of the services provided by the Sub-advisers, and is also responsible for monitoring and reviewing the activities of the Sub-advisers and other third-party service providers. The Board also noted that VALIC’s and the Sub-advisers’ management of VC II is subject to the oversight of the Board, and must be made in accordance with the investment objectives, policies and restrictions set forth in VC II’s prospectus and statement of additional information. The Board noted that VALIC monitors the performance of the Funds and from time-to-time recommends Sub-adviser changes and/or other changes designed to improve the performance of the Funds.

The Board noted that VALIC personnel meet on a regular basis to discuss the performance of VC II, as well as the positioning of the insurance products, employer-sponsored retirement plans and the Funds generally vis-à-vis competitors. The Board also considered VALIC’s financial condition and whether it had the financial wherewithal to provide the services under the Advisory Agreement with respect to each Fund. The Board also considered VALIC’s risk management processes.

With respect to the services provided by the Sub-advisers, the Board considered information provided to them regarding the services provided by each Sub-adviser, including information presented throughout the previous year. The Board noted that each Sub-adviser (i) determines the securities to be purchased or sold on behalf of the Funds it manages as may be necessary in connection therewith; (ii) provides VALIC with records concerning its activities, which VALIC or the Funds are required to maintain; and (iii) renders regular reports to VALIC and to officers and Trustees of VC II concerning its discharge of the foregoing responsibilities. The Board reviewed each Sub-adviser’s history and investment experience as well as information regarding the qualifications, background and responsibilities of the Sub-adviser’s investment and compliance personnel who provide services to the Funds. The Board also took into account the financial condition of each Sub-adviser. The Board also reviewed each Sub-adviser’s brokerage practices and considered each Sub-adviser’s risk management processes.

The Board reviewed VALIC’s and SAAMCo’s compliance program and personnel. The Board noted that SAAMCo is an affiliated company of VALIC and serves as the administrator to the Funds, as well as sub-advises certain VALIC Company I and VC II Funds. The Board also considered VALIC’s and each Sub-adviser’s regulatory history, including information regarding whether it was currently involved in any regulatory actions or investigations as well as material litigation.

The Board concluded that the scope and quality of the advisory services provided by VALIC and the Sub-advisers were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Funds.

VALIC Company II

APPROVAL OF ADVISORY AGREEMENTS (unaudited) — (continued)

Fees and Expenses; Investment Performance. The Board received and reviewed information regarding each Fund’s total expenses, advisory and sub-advisory fees, and other expenses compared against the expenses and fees of the funds in its Expense Group/Universe and Subadvisory Expense Universe and, in some cases as noted below, the Subadvisory Expense Group. The Board noted that VALIC negotiates the sub-advisory fees with each of the unaffiliated Sub-advisers at arms-length. The Board also considered that the sub-advisory fees are paid by VALIC out of its advisory fees it receives from the Funds and is not paid by the Funds, and that sub-advisory fees may vary widely within the Subadvisory Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board noted the affiliation of SAAMCo with VALIC, noting any potential conflicts of interest. The Board also noted that VALIC annually waives a portion of its advisory fee and/or reimburses the expenses of each of the Funds.

The Sub-advisers provided and the Board also considered expense information of comparable accounts managed by the Sub-advisers, as applicable, which accounts may include one or more of the following types of accounts: retail mutual funds, mutual funds sold through variable annuity and variable insurance products, and other institutional-type accounts.

The total expense information, advisory fee information, and sub-advisory fee information considered by the Board, among other fee and expense data, is summarized below. Expense ratio data included in the independent third-party report was based on unaudited data from the semi-annual report dated February 28, 2015.

The Board received and reviewed information prepared by management and by an independent third-party regarding the Funds’ investment performance compared against their benchmarks and their respective Performance Groups/Universes. The Board noted that performance information provided by the independent third-party was for the period ended April 30, 2015, and that the benchmark information provided by management was for the period ended June 30, 2015. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, although it monitors the Funds’ performance closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years. The Board considered the following expense and performance information in its evaluation of each Fund:

•

Aggressive Growth Lifestyle Fund (sub-advised by PineBridge). The Fund’s total net expenses were equal to the medians of its Expense Group/Universe. The Fund’s actual management fees were above the medians of its Expense Group/Universe. The Fund’s sub-advisory fees were above the median of its Subadvisory Expense Universe. The Board took into account management’s discussion of the Fund’s expenses and noted that the expense limitation on total expenses was extended contractually through December 31, 2016.

The Fund outperformed its Lipper index for the one-, three- and five-year periods. The Fund underperformed its blended benchmark for the one-, three- and five-year periods. In addition, the Fund’s performance was above the median of its Performance Group for the one- and five-year periods and below the median of its Performance Group for the three-year period, and the Fund’s performance was above the median of its Performance Universe for the one-, three- and five-year periods.

•

Capital Appreciation Fund (sub-advised by TBCAM). The Fund’s total net expenses were below the medians of is Expense Group/Universe. The Fund’s actual management fees were below the medians of its Expense Group/Universe. The Fund’s sub-advisory fees were below the medians of its Subadvisory Expense Group/Universe. The expense limitation on total expenses was also extended contractually through December 31, 2016.

The Fund underperformed its Lipper index and benchmark for the one-, three- and five-year periods. In addition, the Fund’s performance was below the median of its Performance Group for the one-year period, above the median of its Performance Group for the three-year period, and equal to the median of its Performance Group for the five-year period. The Fund’s performance was below the median of its Performance Universe for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance and continued monitoring of the Fund.

•

Conservative Growth Lifestyle Fund (sub-advised by PineBridge). The Fund’s total net expenses were equal to the median of its Expense Group and above the median of its Expense Universe. The Fund’s actual management fees were above the medians of the its Expense Group/Universe. The Fund’s sub-advisory fees were above the median of its Subadvisory Expense Universe. The Board took into account management’s discussion of the Fund’s expenses and noted the expense limitation on total expenses was extended contractually through December 31, 2016.

The Fund outperformed its Lipper index for the one-, three- and five-year periods. The Fund underperformed its blended benchmark for the one-year period and outperformed its blended benchmark for the three- and five-year periods. In addition, the Fund’s performance was below the median of its Performance Group for the one-year period and above the median of its Performance Group for the three- and five-year periods, and above the median of its Performance Universe for the one-, three- and five- year periods.

•

Core Bond Fund (sub-advised by PineBridge). The Fund’s total net expenses were below the medians of its Expense Group/Universe. The Fund’s actual management fees were below the medians of its Expense Group/Universe. The Fund’s sub-advisory fees were above the medians of its Subadvisory Expense Group/Universe. The expense limitation on total expenses was also extended contractually through December 31, 2016.

The Fund outperformed its Lipper index for the one-, three- and five-year periods. The Fund underperformed its benchmark for the one-year period and outperformed its benchmark for the three- and five-year periods. In addition, the Fund’s performance was above the medians of its Performance Group/Universe for the one-, three- and five-year periods.

•

High Yield Bond Fund (sub-advised by Wellington). The Fund’s total net expenses were above the medians of its Expense Group/Universe. The Fund’s actual management fees were below the median of its Expense Group and above the median of its Expense Universe. The Fund’s sub-advisory fees were above the medians of its Subadvisory Expense Group/Universe. The Board took into account management’s discussion of the Fund’s expenses and noted that the expense limitation on total expenses was extended contractually through December 31, 2016.

VALIC Company II

APPROVAL OF ADVISORY AGREEMENTS (unaudited) — (continued)

The Fund underperformed its Lipper peer index for the one- and five-year periods and outperformed its Lipper peer index for the three-year period. The Fund outperformed its benchmark for the one-year period and underperformed its benchmark for the three- and five-year periods. In addition, the Fund’s performance equaled the median of the Performance Group for the one-year period and was below the median of the Performance Group for the three- and five-year periods, and the Fund’s performance was above the median of its Performance Universe for the one-year period and was below the median of its Performance Universe for the three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance, including management’s continued monitoring of the Fund. The Board also noted the Fund’s more recent improved performance.

•

International Opportunities Fund (sub-advised by MFS and UBS). The Fund’s total net expenses were below the medians of its Expense Group/Universe. The Fund’s actual management fees were equal to the median of its Expense Group and below the median of its Expense Universe. The Fund’s sub-advisory fees were above the medians of its Subadvisory Expense Group/Universe. The Board took into account management’s discussion of the Fund’s expenses and noted that the expense limitation on total expenses was extended contractually through December 31, 2016.

The Fund outperformed its benchmark for the one-year period and underperformed its benchmark for the three- and five-year periods. In addition, the Fund’s performance was below the medians of its Performance Group/Universe for the one-, three-, and five-year periods. The Board took account of management’s discussion of the Fund’s performance.

•

Large-Cap Value Fund (sub-advised by Janus/Perkins and TBCAM). The Fund’s total net expenses were below the medians of its Expense Group/Universe. The Fund’s actual management fees were below the medians of its Expense Group/Universe. The Fund’s sub-advisory fees were below the median of its Subadvisory Expense Universe. The Board noted that the expense limitation on total expenses was also extended contractually through December 31, 2016.

The Fund outperformed its Lipper peer index for the one- and three-year periods and underperformed its Lipper peer index for the five-year period. In addition, the Fund outperformed its benchmark for the one- and three-year periods and underperformed its benchmark for the five-year period. The Fund’s performance was above the median of its Performance Group for the one-, three- and five-year periods. In addition, the Fund’s performance was above the median of its Performance Universe for the one- and three-year periods and equal to the median for the five-year period.

•

Mid-Cap Growth Fund (sub-advised by Wells Capital). The Fund’s total net expenses were below the medians of its Expense Group/Universe. The Fund’s actual management fees were below the medians of its Expense Group/Universe. The Fund’s sub-advisory fees were below the medians of its Subadvisory Expense Group/Universe. The Board noted that the expense limitation on total expenses was also extended contractually through December 31, 2016.

The Fund underperformed its Lipper peer index for the one-, three- and five-year periods. The Fund underperformed its benchmark for the one-, three- and five-year periods. The Fund underperformed the medians of its Performance Group/Universe for the one-, three- and five-year periods. The Board took into account that Wells Capital replaced the Fund’s previous sub-adviser in December 2013, and as a result, the Fund’s intermediate- and long-term performance in part reflects that of the Fund’s previous sub-adviser. The Board also took into account management’s discussion of the Fund’s performance.

•

Mid-Cap Value Fund (sub-advised by Wellington and Robeco). The Fund’s total net expenses were above the median of its Expense Group and below the median of its Expense Universe. The Fund’s actual management fees were below the medians of its Expense Group/Universe. The Fund’s sub-advisory fees were above the medians of its Subadvisory Expense Group/Universe. The Board took into account management’s discussion of the Fund’s expenses and noted that the expense limitation on total expenses was also extended contractually through December 31, 2016.

The Fund underperformed its Lipper peer index for the one-, three- and five-year periods. The Fund underperformed its benchmark for the one-, three- and five-year periods. The Fund’s performance was below the medians of its Performance Group/Universe for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance, including recent actions taken to improve the Fund’s performance and management’s continued monitoring of the Fund.

•

Moderate Growth Lifestyle Fund (sub-advised by PineBridge). The Fund’s total net expenses were equal to the median of its Expense Group and below the median of its Expense Universe. The Fund’s actual management fees were equal to the median of the Fund’s Expense Group and above the median of its Expense Universe. The Fund’s sub-advisory fees were above the medians of its Subadvisory Expense Group/Universe. The Board took into account management’s discussion of the Fund’s expenses and noted that the expense limitation on total expenses was extended contractually through December 31, 2016.

The Fund outperformed its Lipper peer index for the one-, three- and five-year periods. The Fund underperformed its blended benchmark for the one-year period and outperformed its blended benchmark for the three- and five-year periods. In addition, the Fund’s performance was above the medians of its Performance Group/Universe for the one-, three- and five-year periods.

•

Money Market II Fund (sub-advised by SAAMCo). The Fund’s total net expenses were above the median of its Expense Group and below the median of its Expense Universe. The Fund’s actual management fees were above the medians of its Expense Group/Universe. The Fund’s sub-advisory fees were below the median of its Subadvisory Expense Universe. The Board took into account management’s discussion of the Fund’s expenses and noted that the expense limitation on total expenses was extended contractually through December 31, 2016.

The Fund outperformed its Lipper peer index for the one-, three- and five-year periods. The Fund underperformed its benchmark for the one-, three- and five-year periods. In addition, the Fund’s performance was equal to the median of its Performance Group for the one-, three-, and five-year periods. The Fund’s performance was above the median of its Performance Universe for the one- and three-year periods and equal to the median of its Performance Universe for the five-year period. The Board took into account management’s discussion of the Fund’s performance and noted the relatively narrow range of returns in the Performance Group/Universe.

•

Small-Cap Growth Fund (sub-advised by JPMIM). The Fund’s total net expenses were below the median of its Expense Group and above the median of its Expense Universe. The Fund’s actual management fees were above the medians of the Fund’s Expense Group/Universe. The Fund’s sub-advisory fees were above the medians of

VALIC Company II

APPROVAL OF ADVISORY AGREEMENTS (unaudited) — (continued)

its Subadvisory Expense Group/Universe. The Board took into account management’s discussion of the Fund’s expenses and noted that the expense limitation on total expenses was extended contractually through December 31, 2016.

The Fund underperformed its Lipper peer index for the one-year period and outperformed its Lipper peer index for the three- and five-year periods. The Fund outperformed its benchmark for the one-year period and underperformed its benchmark for the three- and five-year periods. In addition, the Fund’s performance was below the median of its Performance Group for the one-year period and above the median of its Performance Group for the three- and five-year periods. The Fund’s performance was below the median of its Performance Universe for the one-, three- and five-year periods. The Board took into account management’s discussion of the Fund’s performance and management’s continued monitoring of the Fund.

•

Small-Cap Value Fund (sub-advised by JPMIM and Metropolitan West). The Fund’s total net expenses were below the medians of its Expense Group/Universe. The Fund’s actual management fees were below the medians of its Expense Group/Universe. The Fund’s sub-advisory fees were equal to the median of its Subadvisory Expense Group and above the median of its Subadvisory Expense Universe. The expense limitation on total expenses was also extended contractually through December 31, 2016.

The Fund outperformed its Lipper peer index for the one- and three-year periods and underperformed its Lipper peer index for the five-year period. The Fund outperformed its benchmark for the one- and three-year periods and underperformed its benchmark for the five-year period. In addition, the Fund’s performance was above the median of its Performance Group for the one-year period and below the median of its Performance Group for the three- and five-year periods. The Fund’s performance was above the median of its Performance Universe for the one- and three-year periods and below the median of its Performance Universe for the five-year period. The Board took into account management’s discussion of the Fund’s performance, including management’s continued monitoring of the Fund, and also noted that the Fund’s long-term performance, in part, reflects that of the Fund’s previous sub-adviser, which was replaced in December 2012.

•

Socially Responsible Fund (sub-advised by SAAMCo). The Fund’s total net expenses were below the medians of its Expense Group/Universe. The Fund’s actual management fees were below the medians of its Expense Group/Universe. The Fund’s sub-advisory fees were also below the medians of its Subadvisory Expense Group/Universe. The expense limitation on total expenses was also extended contractually through December 31, 2016.

The Fund outperformed its Lipper peer index for the one-, three- and five-year periods. The Fund also outperformed its benchmark for the one-, three- and five-year periods. In addition, the Fund’s performance was above the medians of its Performance Group/Universe for the one-, three- and five-year periods.

•

Strategic Bond Fund (sub-advised by PineBridge). The Fund’s total net expenses were equal to the medians of its Expense Group/Universe. The Fund’s actual management fees were below the medians of the Fund’s Expense Group/Universe. The Fund’s sub-advisory fees were above the medians of its Subadvisory Expense Group/Universe. The Board noted that the expense limitation on total expenses was extended contractually through December 31, 2016.

The Fund outperformed its Lipper peer index for the one-, three- and five-year periods. The Fund underperformed its benchmark for the one-year period and outperformed its benchmark for the three- and five-year periods. In addition, the Fund’s performance was above the medians of its Performance Group/Universe for the one-, three- and five-year periods.

The Board considered management’s discussion of each Fund’s expenses and performance and concluded that each Fund’s overall performance was satisfactory in light of the circumstances or was being appropriately addressed by management. The Board further concluded that the advisory fee and sub-advisory fee for each Fund are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Cost of Services and Indirect Benefits/Profitability. The Board was provided information related to the cost of services and profits realized in connection with the Advisory Agreement. The Board considered the costs that are borne by the Funds. For its services, VALIC receives a fee, payable monthly from each Fund in an amount that is calculated as a percentage of the average daily net assets of the respective Fund.

The Board noted that VALIC reviewed a number of factors in determining appropriate fee levels for the Funds as well as the fee VALIC pays each Sub-adviser. Such factors include review of (1) style class peers primarily within the variable annuity and qualified plan universe; (2) key competitor analysis; (3) fund analysis; (4) product suitability; and (5) special considerations such as competitor sub-account characteristics, uniqueness of the product and prestige of the manager.

The Board considered that VALIC, or its affiliates, will receive benefits in addition to the advisory fee to be paid by the Funds, which include transfer agency fees, administrative services fees, and sub-advisory fees. The Board considered that the transfer agency fees are paid by the Funds for the provision of recordkeeping and shareholder services to contract owners and participants. The transfer agency services are provided at cost, and the payment for such services is allocated to each Fund based on the number of accounts serviced. The Board also noted that VC II pays SAAMCo, an affiliate of VALIC, an annual fee based on each Fund’s average daily net assets, for the provision of certain accounting and administrative services. Out of the fee SAAMCo receives from the Funds, SAAMCo compensates VALIC for certain administrative services, and the Funds’ custodian, State Street Bank and Trust Company, for calculation of the daily net asset value. The Board also noted that SAAMCo receives sub-advisory fees for those Funds for which it serves as sub-adviser. The Board also considered that VC II pays VALIC an annual fee of 0.25% on average daily net assets of each Fund (other than the Lifestyle Funds) pursuant to a Shareholder Services Agreement.

The Board also considered that VALIC may exclude from its taxable income a portion of the ordinary dividends paid by underlying U.S. equities in the Funds to the same extent the Funds receive certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, it was noted that VALIC may receive foreign tax credits with respect to certain foreign securities held or to be held in certain Funds that benefit VALIC. These benefits can be material.

In considering the profitability to VALIC and its affiliates in connection with their relationship with the Funds, the Board reviewed information provided by VALIC setting forth the revenues and other benefits, both direct and indirect, received by VALIC and its affiliates attributable to managing each Fund, the cost of providing such services, and the resulting profitability to VALIC and its affiliates from these relationships. The Board also reviewed VALIC’s profitability on a Fund-by-Fund basis. The Board received and reviewed

VALIC Company II

APPROVAL OF ADVISORY AGREEMENTS (unaudited) — (continued)

information prepared by VALIC that reflects an allocation of costs that result in a reasonable determination of profitability of VALIC and its affiliates, as adviser, as transfer agent and/or as shareholder servicing agent, as applicable. In addition, the Board considered the profitability of SAAMCo in its role as the administrator of the Funds and as sub-adviser to certain Funds. The Board concluded that the profitability to VALIC and its affiliates from their relationship with the Funds was reasonable.

In considering the profitability to the Sub-advisers in connection with their relationship to the Funds, the Trustees noted that the fees under the Sub-Advisory Agreements are paid by VALIC out of the advisory fees that VALIC receives under the Advisory Agreement. With respect to the unaffiliated Sub-advisers, the Board also relied on the ability of VALIC to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length.

For each of the above reasons, the Trustees determined that the profitability to the Sub-advisers from their relationship with the Funds was not a material factor in their deliberations with respect to consideration of approval of the Investment Sub-Advisory Agreements.

Economies of Scale. The Board noted that the advisory fee rate and sub-advisory fee rates payable to VALIC and each of the Sub-advisers with respect to most of the Funds contain breakpoints, which allow the Funds to participate in any economies of scale. The Board also took into account management’s discussion of the Funds’ advisory fee and sub-advisory fee structure, including with respect to the Funds that do not currently have breakpoints. The Board also considered the effect of each Fund’s growth and size on its performance and fees, noting that if the Funds’ assets increase over time, the Funds may realize other economies of scale if assets increase proportionally more than expenses. The Board concluded that no changes to the advisory fee structure of the Funds were necessary.

For similar reasons as stated above with respect to the Sub-advisers’ profitability and the costs of their providing services, the Board concluded that the potential for economies of scale in the Sub-advisers’ management of the Funds are not a material factor to the approval of the Sub-advisory Agreements, although it was noted that most of the Funds have breakpoints at the sub-advisory fee level.

Terms of the Advisory Contracts. The Board reviewed the terms of the Advisory Contracts including the duties and responsibilities undertaken. The Board also reviewed the terms of payment for services rendered by VALIC and the Sub-advisers and noted that VALIC would compensate the Sub-advisers out of the advisory fees it receives from the Funds. The Board noted that the Sub-Advisory Agreements provide that each Sub-adviser will pay all of its own expenses in connection with the performance of their respective duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered the termination and liability provisions of the Advisory Contracts and other terms contained therein. The Board concluded that the terms of each of the Advisory Contracts were reasonable.

Compliance. The Board reviewed VALIC’s and the Sub-advisers’ compliance personnel and regulatory history, including information whether it was currently involved in any regulatory actions or investigations. In addition, the Board reviewed information concerning each entities’ compliance staff that would be responsible for providing compliance functions on behalf of the Funds and concluded that there was no information provided that would have a material adverse effect on their abilities to provide services to the Funds.

Conclusions. In reaching its decision to approve the Advisory Contracts, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered. Each Trustee may have contributed different weight to the various factors. Based upon the materials reviewed, the representations made and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that VALIC and each Sub-adviser possess the capability and resources to perform the duties required of them under their respective Advisory Contracts.

Further, based upon its review of the Advisory Contracts, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that (1) the terms of the Advisory Contracts are reasonable, fair and in the best interests of each of the Funds and its respective shareholders, and (2) the fee rates payable under the Advisory Contracts are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality.

VALIC Company II

TRUSTEES AND OFFICERS INFORMATION — August 31, 2015 (unaudited)

Name, Age and Address*	Position Held With VALIC Complex	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Trustee(3)
Independent Directors
Thomas J. Brown Age: 69	Trustee	2005- Present	Retired, Chief Compliance Officer & Chief Financial Officer, American General Asset Management, an investment adviser (since 2006).	49	Trustee, Virtus Series Fund (2011-Present).
Dr. Judith L. Craven Age: 69	Trustee	1998- Present	Retired Administrator, Proprietor JAE & Associates LLC, Physician Consulting since (2003); and President, United way, fundraiser (since 1998)	77	Director, A.G. Belo Corporation, (1992-2013); Director SYSCO Corporation, a food marketing and distribution company (1996-Present). Director, Luby’s Inc., a restaurant chain (1998-Present); Director, Hotel-Downtown (1998-2011).
William F. Devin Age: 76	Chairman and Trustee(5)	2001- Present	Retired, Executive Vice President, Fidelity Management Resources, a broker-dealer (since 1996).	77	Director, Boston Options Exchange (2001-2011).
Dr. Timothy J. Ebner Age: 65	Trustee	1998- Present	Professor and Head, Department of Neuroscience Medical School (1980-Present), and Visscher Chair of Physiology, University of Minnesota (1999-2013); Scientific Director, Society for Research on the Cerabellum (2008-Present). President, Association of Medical School Neuroscience Department Chairpersons (2012-2014).	49	Trustee, Minnesota Medical Foundation (2003-Present).
Judge Gustavo E. Gonzales, Jr. Age: 74	Trustee	1998- Present	Semi-Retired Attorney At Law, Criminal Defense and General Practice (2004-2014). Retired Municipal Court Judge, Dallas, TX (since 2004).	49	None.
Kenneth J. Lavery Age: 65	Trustee	2001- Present	Retired, Vice President, Massachusetts Capital Resources Co. (1982-2013).	49	None.
Dr. John E. Maupin, Jr. Age: 68	Trustee	1998- Present	Retired, President Morehouse School of Medicine, Atlanta Georgia (2006-2014).	49

Director, LifePoint Hospitals, Inc., hospital management (1999-Present); Director, HealthSouth, Corporation, rehabilitation health care services (2004-Present); Director, Regions Financials Inc., bank holding company (2007-Present).

Interested Directors
Peter A. Harbeck(1) Age: 61	Trustee	2001- Present	President (1995-Present), CEO and Director (1992-Present), SAAMCo (1997-Present); Director, AIG Capital Services, Inc. (“ACS”) (1993-Present); Chairman (2004-Present), President and CEO, Advisor Group, Inc. (2013-Present)	137	None.
Officers
John T. Genoy Age: 46	President and Principal Executive Officer	2014- Present	Chief Financial Officer (2002-Present), Senior Vice President, (2003-Present) and Chief Operating Officer (2006-Present) and Director (2014-Present), SAAMCo.	N/A	N/A
John Packs Age: 59	Vice President and Senior Investment Officer	2001- Present	Senior Investment Officer, VALIC (2001-2013). Senior Vice President, SAAMCo (2008-Present).	N/A	N/A

VALIC Company II

TRUSTEES AND OFFICERS INFORMATION — August 31, 2015 (unaudited) — (continued)

Name, Age and Address*	Position Held With VALIC Complex	Term of Office and Length of Time Served(4)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Trustee(3)
Officers
Gregory R. Kingston Age: 49	Treasurer and Principal Financial Officer	2000- Present	Vice President (2001-2014) and Head of Mutual Fund Administration, SAAMCo (2014-Present).	N/A	N/A
Kathleen Fuentes Age: 46	Vice President, Chief Legal Officer and Secretary	2015- Present	Vice President and Deputy General Counsel, SAAMCo (2006-Present).	N/A	N/A
Gregory N. Bressler Age: 48	Vice President	2005- Present	Senior Vice President, General Counsel (2005-Present) and Assistant Secretary (2013-Present), SAAMCo.	N/A	N/A
Katherine Stoner Age: 58	Vice President and Chief Compliance Officer	2011- Present	Vice President, SAAMCo (May 2011-Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”) and Western National Life Insurance Company (“WNL”) (2006-2011); Deputy General Counsel and Secretary, VALIC and WNL (2007-2011); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010-2011).	N/A	Director, American General Distributors, Inc. (2006-2011)
Matthew J. Hackethal Age: 43	Anti-Money Laundering (“AML”) Compliance Officer	2007- Present	Chief Compliance Officer (2007-Present) and Vice President (2011-Present), SAAMCo; AML Compliance Officer, SunAmerica Fund Complex (2006-Present).	N/A	N/A
Thomas M. Ward Age: 48	Vice President	2008- Present	Vice President (2009-2013), VALIC and VALIC Financial Advisers, Inc.	N/A	N/A
Shawn Parry Age: 43	Vice President and Assistant Treasurer	2014- Present	Vice President (2014-Present) and Assistant Vice President (2005-2014), SAAMCo; and Product Manager (2009- 2010), Invesco Advisers, Inc.	N/A	N/A
Donna McManus Age: 54	Vice President and Assistant Treasurer	2014- Present	Vice President, SAAMCo (2014-Present); Managing Director, BNY Mellon (2009- 2014).	N/A	N/A
*	The business address for each Trustee and Officer is 2929 Allen Parkway, Houston, TX, 77019.
(1)	Interested Trustee, as defined within the Investment Company Act of 1940 (the “1940 Act”), because of current employment with SAAMCo, an affiliated company with VALIC.
(2)	The “Fund Complex” consists of all registered investment company portfolios for which VALIC or an affiliated person of VALIC serves as investment adviser or administrator. The “Fund Complex” includes the SunAmerica Specialty Series (7 funds), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Money Market Funds, Inc. (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (8 portfolios), Seasons Series Trust (20 portfolios), SunAmerica Series Trust (40 portfolios), VALIC Company I (34 funds) and VALIC Company II (15 funds).
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e. “public companies”) or other investment companies registered under the 1940 Act.
(4)	Trustees serve until their successors are duly elected and qualified.
(5)	Effective July 27, 2005, Mr. Devin became Chairman of the Board.

Additional Information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling 1-800-448-2542.

VALIC Company II

SHAREHOLDERS TAX INFORMATION — August 31, 2015 (unaudited)

Certain tax information regarding the VALIC Company II is required to be provided to the shareholders based upon each Fund’s income and capital gain distributions for the taxable year ended August 31, 2015.

During the year ended August 31, 2015, the Funds paid the following long-term capital gains along with the percentage of ordinary income dividends that qualified for the 70% dividends received deductions for corporations:

Fund	Net Long-Term Capital Gains	Foreign Tax Credit	Foreign Source Income	Qualifing % for the 70% Dividends Received Deduction
Aggressive Growth Lifestyle*	$36,393,527	$183,957	$2,993,550	28.50%
Capital Appreciation	—	—	—	100.00
Conservative Growth Lifestyle*	9,535,583	77,326	1,291,041	7.37
Core Bond	—	—	—	0.13
High Yield Bond	—	—	—	—
International Opportunities*	—	490,553	10,516,346	0.11
Large Cap Value	—	—	—	100.00
Mid Cap Growth	17,636,410	—	—	8.43
Mid Cap Value	84,711,714	—	—	89.23
Moderate Growth Lifestyle*	43,143,104	219,334	3,674,473	18.82
Money Market II	—	—	—	—
Small Cap Growth	11,885,623	—	—	68.83
Small Cap Value	58,550,498	—	—	39.72
Socially Responsible	—	—	—	100.00
Strategic Bond	1,806,930	—	—	0.21

*	The Funds make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid to the shareholders.

VALIC Company II

COMPARISONS: FUNDS VS. INDEXES (unaudited)

In the following pages, we have included graphs that compare each Fund’s performance with certain market indices. These graphs show the hypothetical growth of a $10,000 investment in each Fund versus the same $10,000 investment in comparable market indices. Descriptions of these market indices are provided below the individual graphs. It is important to note that the VC II Funds are professionally managed mutual funds while the indices are not available for investment and are unmanaged.

Please note that the graphs and tables that accompany the following investment comments include all fund expenses, but do not reflect the charges imposed by the variable annuity contracts or variable life insurance policies (collectively, the “Contracts”), qualifying employer-sponsored retirement plans (the “Plans”), or Individual Retirement Accounts (“IRAs”). All dividends are assumed to be reinvested. No expenses are deducted from the performance of the indices.

Investments in stocks and bonds are subject to risk, including stock market and interest rate fluctuations. Investments in non-U.S. stocks are subject to additional risks, including political and social instability, differing securities regulations and accounting standards, and limited public information. Mortgage-backed securities are subject to prepayment, which can result in reinvestment of principal at lower yields. Money market instruments generally offer stability and income, but an investment in these securities, like investments in other portfolios, are not guaranteed by the U.S. government or any other federal government entity. Lower rated high yield, high-risk securities generally involve more credit risk. These securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities. The common stocks of medium-sized companies may be more volatile than those of larger, more established companies. Investing in real estate involves special risks, which may not be associated with investing in stocks, including possible declines in real estate values, adverse economic conditions, and changes in interest rates. Investments in small capitalization and emerging growth companies involve greater than average risk. Such securities may have limited marketability and the issuers may have limited product lines, markets and financial resources. The value of such investments may fluctuate more widely than investments in larger, more established companies. The technology industry can be significantly affected by obsolescence, short product cycles, falling prices and profits, and competition from new market participants. Funding choices that primarily invest in one sector are more volatile than those that diversify across many industry sectors and companies.

VALIC Company II Aggressive Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with PineBridge Investments, LLC

For the twelve-month period ended August 31, 2015, the Aggressive Growth Lifestyle Fund returned -3.17%, compared to 0.48% for the S&P 500® Index and -0.57% for the Fund’s Blended Index.**

The Aggressive Growth Lifestyle Fund allocates its assets among a combination of the Funds of VC II and VALIC Company I. The Fund does not select specific sectors, securities, or countries and thus these factors do not influence performance. Rather, the key indicators of performance are asset allocation and manager selection.

Over the past twelve months, the Fund’s asset allocation was a negative contributor to performance. The Fund began the twelve month period with an overweight to US equities, a significant overweight to international equities, a large underweight to fixed income, and a modest underweight to global real estate. In late 2014, the Fund started reducing US equities exposure and increased exposure to both fixed income and global real estate. In the same period, international equities exposure was modestly reduced. As 2015 progressed, the US equities exposure was reduced to an underweight, as the international equities and fixed income exposure increased. The twelve month period closed with an underweight to US equities, a significant overweight to international equities, and modest underweights to both global real estate and fixed income. The cumulative impact of these asset allocation decisions resulted in underperformance versus both the S&P 500 and the Fund’s Blended Index.

Fund selection was also a detractor from performance. The Foreign Value Fund, Emerging Economies Fund and International Equities Fund were the top detractors. The top funds contributing to returns were the Blue Chip Growth Fund, Stock Index Fund and the NASDAQ-100 Fund.

VALIC Company II Aggressive Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (unaudited) — (continued)

For the year ended August 31, 2015, the Aggressive Growth Lifestyle Fund returned -3.17% compared to 0.48% for the S&P 500® Index and -0.57% for the Blended Index.

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

**	The Fund’s Blended Index consists of the Russell 3000® Index (54%), MSCI EAFE Index (net) (13%), the Barclays U.S. Aggregate Bond Index (25%) and the FTSE/EPRA NAREIT Developed Index (8%).

***	The MSCI EAFE Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Index consists of 22 developed market country indices. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

****	The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

†	The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization.

††	The FTSE EPRA/NAREIT Developed Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
-3.17%	11.03%	6.73%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Capital Appreciation Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with The Boston Company Asset Management, LLC

The Capital Appreciation Fund posted a return of 3.28% for the twelve-month period ended August 31, 2015, compared to a return of 4.26% for the Russell 1000® Growth Index.

The industrials and consumer discretionary sectors detracted most from relative results. Relative returns in the industrials sector were hurt by exposure to United Technologies Corp. In the commercial services & supplies segment, Tyco International PLC was a significant detractor.

Performance in the consumer discretionary sector was weighed by the internet & catalog retail and media segments, notably Netflix Inc. and CBS Corp.

The Fund benefited from stock selection in information technology. Visa, Inc. and Fortinet, a computer network security company, were among the top contributors.

Ulta Salon, a beauty retailer, and United Healthcare were among the individual top contributors overall.

For the year ended August 31, 2015, the Capital Appreciation Fund returned 3.28% compared to 4.26% for the Russell 1000® Growth Index.

*	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
3.28%	15.83%	6.67%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Conservative Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with PineBridge Investments, LLC

For the twelve-month period ended August 31, 2015, the Conservative Growth Lifestyle Fund returned -2.65%, compared to 0.48% for the S&P 500® Index and 0.51% for the Fund’s Blended Index.**

The Conservative Growth Lifestyle Fund allocates its assets among a combination of the Funds of VC II and VALIC Company I. The Fund does not select specific sectors, securities, or countries and thus these factors do not influence performance. Rather, the key indicators of performance are asset allocation and manager selection.

Over the past twelve months, the Fund’s asset allocation was a negative contributor to performance. The Fund began the twelve month period with overweights to both US equities and international equities, an underweight to fixed income, and a benchmark weight to global real estate. In late 2014, the Fund started reducing US equities exposure and increased exposure to both international equities and global real estate. As 2015 progressed, the US equities exposure was reduced to an underweight, as the international equities and fixed income exposure increased. The twelve month period closed with an underweight to US equities, a significant overweight to international equities, an underweight to fixed income, and a benchmark weight to global real estate. The cumulative impact of these asset allocation decisions resulted in underperformance versus both the S&P 500 and the Fund’s Blended Index.

Fund selection was also a detractor from performance. The Foreign Value Fund, International Equities Fund and the Emerging Economies Fund were the top detractors. The top funds contributing to returns were the Blue Chip Growth Fund, Core Bond Fund and the Stock Index Fund.

VALIC Company II Conservative Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (unaudited) — (continued)

For the year ended August 31, 2015, the Conservative Growth Lifestyle Fund returned -2.65% compared to 0.48% for the S&P 500® Index and 0.51% for the Blended Index.

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

**	The Fund’s Blended Index consists of the Russell 3000® Index (24%), MSCI EAFE Index (net) (8%), the Barclays U.S. Aggregate Bond Index (65%) and the FTSE EPRA/NAREIT Developed Index (3%).

***	The MSCI EAFE Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Index consists of 22 developed market country indices. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

****	The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

†	The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization.

††	The FTSE EPRA/NAREIT Developed Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
-2.65%	7.42%	5.78%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Core Bond Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with PineBridge Investments, LLC

The Core Bond Fund posted a return of 0.62% for the twelve-month period ended August 31, 2015, compared to a return of 1.56% for the Barclays U.S. Aggregate Bond Index.

Sector selection hurt the portfolio over the course of the year. An underweight to Treasuries was among the largest detractors from excess returns. Overweight allocations to the energy, basic industry and communications sectors also detracted from performance.

Security selection benefited the Fund over the course of the year. Selections made in the banking and Agency MBS sectors were the largest contributors. In addition, the Fund’s longer duration position versus the benchmark and overweight to the longer end of the yield curve contributed to returns during the year as longer term interest rates declined.

At the individual security level the top 3 contributors were:

Quest Corp 6.13% due 5/25/2053, Medtronic Inc 4.63% due 3/15/2045 and DB Deutsche Bank 7.50% due 4/30/2025

The bottom 3 contributors were:

Energy Transfer Partners 6.63% due 10/15/2036, Sandridge Energy, Inc 7.50% due 2/15/2023 and Halcon Resources Corp. 9.75% due 7/15/2020

For the year ended August 31, 2015, the Core Bond Fund returned 0.62% compared to 1.56% for the Barclays U.S. Aggregate Bond Index.

*	The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
0.62%	3.55%	4.49%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II High Yield Bond Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with Wellington Management Company LLP

The High Yield Bond Fund posted a return of -2.02% for the twelve-month period ended August 31, 2015, compared to its benchmark, the Citigroup High-Yield Market Index, which returned -3.78%.

The credit spread (yield over treasuries) on the Citigroup High Yield Market Index widened during the twelve month period ended August 31, 2015. The best performing industries of the Citigroup High Yield Market Index were restaurants, retail – food and drug, and airlines. The worst performing industries were oil and gas producers, metals & mining, and oil equipment.

Both security selection and sector allocation contributed to relative performance of the fund over the 12-month period. Security selection was strong in the energy, technology, and financial services sectors. These results were partially offset by weak security selection in the environmental, utilities, and paper sectors. In terms of sector allocation, an underweight to the poor performing energy sector drove the majority of relative outperformance. Overweight allocations to health care and cable satellite also aided relative performance, while underweight allocations to the food & beverage, gaming, and packaging sectors partially offset this positive relative performance.

Not owning Linn Energy, Peabody Energy, and Samson Investment were the top contributors to relative performance during the period. Positions in Abengoa Greenfield, AK Steel Corp., and FMG Resources were the top detractors from relative performance.

The Fund held Canadian dollar and Euro currency forwards during the period to hedge Canadian dollar and Euro based holdings. These holdings contributed modestly to relative performance. Lastly, the Fund sold protection on a credit default swap and closed out the position during the period. The Fund also bought and sold protection on a credit default swap index to tactically manage credit exposure at the overall portfolio level. These positions did not have a material impact on performance.

For the year ended August 31, 2015, the High Yield Bond Fund returned -2.02% compared to -3.78% for the Citigroup High-Yield Market Index.

*	The Citigroup High-Yield Market Index measures the performance of below investment grade debt issued by corporations domiciled in the U.S or Canada. All of the bonds in such index are publicly placed, have a fixed coupon, and are nonconvertible.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
-2.02%	6.42%	5.14%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II International Opportunities Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The International Opportunities Fund posted a return of -1.50% for the twelve-month period ended August 31, 2015, compared to a return of -1.84% for the MSCI EAFE Small Cap Index (net).

A discussion with MFS Investment Management – regarding their portion of the Fund

For the twelve month period ended August 31, 2015, the Fund lagged the benchmark with stock selection being the greatest detractor. Looking at the impact of stock selection by sector, materials were the sole contributor, while financials was the leading detractor.

From a sector perspective, allocations to industrials, consumer staples and energy contributed while allocations to cash, autos and housing and leisure were the greatest detractors.

The top three individual contributors were residential property developer Bellway PLC funeral home operator Dignity PLC and Japanese technology company OBIC. The top three detractors were Gran Tierra Energy, airline company Copa Holdings and India’s Federal Bank, Ltd.

A discussion with UBS Global Asset Management – regarding their portion of the Fund

For the twelve month period ended August 31, 2015, the Fund outperformed the benchmark with stock selection within information technology and industrials contributed positively to performance over the time period. From a country perspective, Germany, Ireland and Australia were the largest contributors to performance, driven by both country allocation and stock selection. Stock selection within the United Kingdom and Japan also boosted performance. Key individual contributors included Alps Electric Co, Ltd., Bellway PLC and ICON PLC.

Stock selection within materials was the key detractor from performance from a sector perspective. On a country basis, allocations to Canada, Taiwan and Korea weighed on performance during the period. Key individual detractors included Parex Resources, Inc., Opera Software ASA., and Nippo Corp.

For the year ended August 31, 2015, the International Opportunities Fund returned -1.50% compared to -1.84% for the MSCI EAFE Small Cap Index (net).

*	The MSCI EAFE Small Cap Index (net) is an unmanaged index considered representative of small-cap stocks of Europe, Australasia and the Far East. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
-1.50%	7.70%	4.22%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Large Cap Value Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Large Cap Value Fund posted a return of -1.56% for the twelve-month period ended August 31, 2015, compared to a return of -3.48% for the Russell 1000® Value Index.

A discussion with Janus Capital Management, LLC and Perkins Investment, LLC – regarding their portion of the Fund

Overall, sector allocation was the primary contributor to the Fund’s outperformance. The sector contributing the most overall was information technology, primarily due to stock selection. Energy holdings were also large relative contributors, due to a relative underweight. An overweight in healthcare was another large contributor, but that was mostly offset by negative stock selection in the sector.

In addition to the healthcare stock selection, stock selection in consumer discretionary and a sector underweight to financials were notable detractors.

Individually, Chubb Corporation, Pfizer, Inc., and CVS Corp. were leading contributors to returns. Royal Dutch Shell Petroleum, Whiting Petroleum Corp., and Anadarko Petroleum Corporation were large detractors from performance.

A discussion with The Boston Company Asset Management, LLC – regarding their portion of the Fund

The Fund’s outperformance came from positive results in both stock selection and sector allocation. On a sector basis, energy, materials, and consumer staples delivered the strongest relative results. Relative outperformance in all three of these sectors was fueled by stock selection. An overweight and positive stock selection in the strong healthcare sector resulted in further additions to relative performance.

Stock selection in utilities, telecommunication services, and financials detracted the most from relative performance.

Large individual contributions came from not owning energy firms Exxon Mobil Corp. and Chevron Corp., and owning a position in Vulcan Materials Co. Among the largest detractors were Occidental Petroleum Corp., Anadarko Petroleum Corp., and Schlumberger NV, all in the energy sector.

For the year ended August 31, 2015, the Large Cap Value Fund returned -1.56% as compared to -3.48% for the Russell 1000® Value Index.

*	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
-1.56%	14.44%	5.12%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Mid Cap Growth Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with Wells Capital Investment Management (WellsCap)

The Mid Cap Growth Fund posted a return of 1.66% for the twelve-month period ended August 31, 2015, compared to a return of 2.46% for the Russell Midcap ® Growth Index.

Stock selection in healthcare and energy, in addition to an underweight in consumer staples contributed to the Fund’s underperformance. On the positive side, selection in the materials and consumer staples sectors, and an overweight to the strong healthcare sector added to relative performance.

Energy positions Nabors Industries, Ltd. and Antero Resources Corp. were top relative detractors, in addition to information technology holding Yelp, Inc. Strong individual contributors to the fund included BioMarin Pharmaceutical, Inc., information technology holding Palo Alto Networks, Inc., and consumer staples position Constellation Brands, Inc.

For the year ended August 31, 2015, the Mid Cap Growth Fund returned 1.66% compared to 2.46% for the Russell Midcap® Growth Index.

*

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
1.66%	12.76%	6.10%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Mid Cap Value Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Mid Cap Value Fund posted a return of -3.61% for the twelve-month period ended August 31, 2015, compared to a return of -2.54% for the Russell Midcap® Value Index.

A discussion with Tocqueville Asset Management, LP – regarding their portion of the Fund - for the period beginning September 1, 2014 and ending March 16, 2015.

Stock selection in utilities, lack of exposure to the strong-performing health care sector, and overweighting the weak materials sector were significant contributors to the Fund’s underperformance versus the benchmark. An underweight to the utilities sector was a modest contribution to performance.

Significant individual detractors included industrials holding Harsco Corporation and materials positions Eastman Chemical Co. and Carpenter Technology Corp. Individual contributors included consumer discretionary holding Staples, Inc., materials holding Sealed Air Corp., and information technology position Fairchild Semiconductor International, Inc.

A discussion with Wellington Management Company LLP – regarding their portion of the Fund

Overall, stock selection was the primary contributor to the Fund’s outperformance versus the benchmark. Strong stock selection in the information technology, financials, and consumer discretionary sectors were significant factors contributing to the outperformance.

On the negative side, stock selection in materials and industrials were large detractors. Sector allocation detracted from relative results. The Fund’s underweight to health care, the top performing sector in the index, proved to be a significant detractor.

Top relative individual contributors included consumer discretionary holding Norwegian Cruise Lines, Ono Pharmaceutical, and financials position Extra Space Storage. Top relative detractors to performance included materials holding Methanex Corp. and energy positions Trican Well Services, Ltd. and QEP Resources.

A discussion with Robeco Investment Management, Inc. – regarding their portion of the Fund

The Fund was able to add value primarily through security selection, leading to outperformance versus the benchmark. Stock selection in the energy, basic industries, and technology sectors provided strong contributions to performance. Underexposure to the strong-performing health care sector was a large area of weakness for the period, along with stock selection in the finance and consumer durables sectors.

Important individual contributions included consumer non-durables holding Constellation Brands, Inc. Class A, a position in Avago Technologies, Ltd., and not holding weak-performing benchmark name Whiting Petroleum Corp.

Some individual detractors were capital goods position Flowserve Corp., and not holding strong benchmark performers Hartford Financial Services Group, Inc. and health care company Cigna Corp.

VALIC Company II Mid Cap Value Fund

COMPARISON: FUND VS. INDEX (unaudited) — (continued)

For the year ended August 31, 2015, the Mid Cap Value Fund returned -3.61% compared to -2.54% for the Russell Midcap® Value Index.

*

The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
-3.61%	14.07%	7.02%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Moderate Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (unaudited)

Management Overview

A discussion with PineBridge Investments, LLC

For the twelve-month period ended August 31, 2015, the Moderate Growth Lifestyle Fund returned -2.68%, compared to 0.48% for the S&P 500® Index and 0.05% for the Fund’s Blended Index.**

The Moderate Growth Lifestyle Fund allocates its assets among a combination of the Funds of VCII and VALIC Company I. The Fund does not select specific sectors, securities, or countries and thus these factors do not influence performance. Rather, the key indicators of performance are asset allocation and manager selection.

Over the past twelve months, the Fund’s asset allocation was a negative contributor to performance. The Fund began the twelve month period with an overweight to US equities, a significant overweight to international equities, a large underweight to fixed income, and a modest underweight to global real estate. In late 2014, the Fund started reducing US equities exposure and increased exposure to both fixed income and global real estate. In the same period, international equities exposure was modestly reduced. As 2015 progressed, the US equities exposure was reduced to an underweight, as the international equities and fixed income exposure increased. The twelve month period closed with an underweight to US equities, a significant overweight to international equities, an underweight to fixed income, and a modest overweight to global real estate. The cumulative impact of these asset allocation decisions resulted in underperformance versus both the S&P 500 and the Fund’s Blended Index.

Fund selection was also a detractor from performance. The Foreign Value Fund, the Emerging Economies Fund and International Equities Fund were the top detractors. The top funds contributing to returns were the Blue Chip Growth Fund, Stock Index Fund and the NASDAQ-100 Index Fund.

VALIC Company II Moderate Growth Lifestyle Fund

COMPARISON: FUND VS. INDEX (unaudited) — (continued)

For the year ended August 31, 2015, the Moderate Growth Lifestyle Fund returned -2.68% compared to 0.48% for the S&P 500® Index and 0.05% for the Blended Index.

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

**	The Blended Index consists of the Russell 3000® Index (40%), MSCI EAFE Index (net) (10%), the Barclays U.S. Aggregate Bond Index (45%) and the FTSE EPRA/NAREIT Developed Index (5%).

***	The MSCI EAFE Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The Index consists of 22 developed market country indices. The net index approximates the minimum possible dividend reinvestment and assumes that the dividend is reinvested after the deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

****	The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

†	The Russell 3000® Index follows the 3,000 largest U.S. companies, based on total market capitalization.

††	The FTSE EPRA/NAREIT Developed Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
-2.68%	9.54%	6.40%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Money Market II Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with SunAmerica Asset Management, LLC

The Money Market II Fund posted a return of 0.01% for the twelve-month period ended August 31, 2015, compared to a return of 0.02% for the Citigroup 3 Month Treasury Bill Index.

Fund performance was mostly affected by historically low interest rates that persisted during the fiscal period ended August 31, 2015. Yield on money market securities increased steadily throughout the twelve-month period, with one-month certificates of deposit (CDs) yielding approximately 0.17% on August 31, 2015, up from roughly 0.09% from the prior year.

The Fund’s investment strategy helped provide current income while seeking to provide liquidity, protection of capital and current income. Interest rate risk was navigated by adjusting the Fund’s weighted average maturity as market conditions shifted. Potential credit risk was mitigated by buying high quality, creditworthy names. Throughout the annual period, the Fund was focused primarily on investments in government agency securities and U.S. Treasury securities, with lesser allocations to shorter-term repurchase agreements, commercial paper and certificates of deposit.

Given the low yield environment that existed throughout the fiscal period, the Fund employed a barbell investment strategy, with greater weightings in fixed-rate securities at the short-term end of the yield curve and in longer-dated floating-rate securities at the long-term end of the yield curve. This strategy enabled us to provide a cushion of liquidity in the near term, i.e. one-to-seven days, and to garner the relatively higher yield available from investments with longer-dated maturities, i.e. greater than 30 days.

Throughout the annual period, the Fund maintained a weighted average maturity below the 60-day maximum mandated by the SEC. The Fund’s weighted average maturity was in a range between 38 to 59 days for most of the annual period. In the last months of the annual period, we kept constant the Fund’s weighted average maturity while maintaining the quality and liquidity of the portfolio. As of August 31, 2015, the Fund’s weighted average maturity stood at approximately 38 days.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
0.01%	0.01%	1.28%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Small Cap Growth Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with J.P. Morgan Investment Management, Inc.

The Small Cap Growth Fund posted a return of 5.26% for the twelve-month period ended August 31, 2015, compared to a return of 5.11% for the Russell 2000 Growth Index.

Stock selection was the primary driver of outperformance during the period. Selection in the materials and processing, technology, and energy sectors were large contributors to performance. Stock selection in the healthcare, consumer discretionary, and financial services sectors were large detractors from performance.

At the stock level, large contributors were healthcare holding Receptos, Inc., industrials holding Acuity Brands, Inc., and technology position 2U, Inc. Among the biggest detractors were energy holdings Oasis Petroleum and Forum Energy Technologies, and healthcare position Fluidigm Corporation.

For the year ended August 31, 2015, the Small Cap Growth Fund returned 5.26% compared to 5.11% for the Russell 2000® Growth Index.

*	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
5.26%	16.81%	6.99%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Small Cap Value Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

The Small Cap Value Fund posted a return of -3.38% for the twelve-month period ended August 31, 2015, compared to a return of -4.95% for the Russell 2000® Value Index.

A discussion with J.P. Morgan Investment Management Inc. – regarding their portion of the Fund

Overall, stock selection was the primary contributor to the Fund’s outperformance versus the benchmark. Strong stock selection in the industrial cyclical, services and systems, and pharmaceutical sectors contributed the most to results. Alternatively, stock selection in the energy, finance, and software and services sectors were large detractors from performance.

At the individual stock level, positions in health services & systems holding Thoratec Corp., semiconductors holding Spansion, Inc., and Auspex Pharmaceuticals were large contributors to performance.

Larger individual detractors from performance included positions in consumer cyclical holding Iconix Brand Group, energy holding Penn Virginia Corp., and Cloud Peak Energy, Inc.

A discussion with Metropolitan West Capital Management, LLC. – regarding their portion of the Fund

During the period, security selection accounted for nearly all of the outperformance versus the benchmark. Stock selection in the industrials, health care, and materials sectors added the most value relative to the Russell 2000® Value Index.

Security selection and an underweight in the financials sector subtracted the most value relative to the index. Additionally, an overweight to the weak energy sector was a large detractor.

AMN Healthcare Services, Inc., consumer discretionary holding Office Depot, Inc., and industrials holding KAR Auction Services, Inc. were among the top contributors to relative return.

Oasis Petroleum, Inc. and Energy XXI, Ltd. were among the largest detractors, along with Ocwen Financial Corp.

For the year ended August 31, 2015, the Small Cap Value Fund returned -3.38% compared to -4.95% for the Russell 2000® Value Index.

*	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
-3.38%	13.71%	5.90%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Socially Responsible Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with SunAmerica Asset Management, LLC

The Socially Responsible Fund posted a return of 1.06% for the twelve-month period ended August 31, 2015, compared to its benchmark, the S&P 500 Index, which returned 0.48%.

The Socially Responsible Fund is passively managed to track the S&P 500 Index, while investing in socially compliant companies.

Allocation decisions were the primary source of outperformance during the period, particularly an underweight allocation to the energy sector. Positioning decisions among materials, financials, consumer discretionary, and healthcare companies also had a beneficial impact.

Gains were slightly offset, however, by security selection within the energy, financial, and consumer staples groups.

Among individual holdings, Apple, Inc., Amazon.com, Inc., Visa, Inc. Class A, UnitedHealth Group, Inc., and AbbVie, Inc. assisted the Fund’s performance the most during the fiscal period. Primary detractors included Apache Corp., Procter & Gamble Co., QUALCOMM, Inc., Intel Corp., and Murphy Oil Corp.

The Fund utilizes equity future contracts to keep its cash position fully exposed to the market. The exposure to these equity futures had a positive effect on total return.

For the year ended August 31, 2015, the Socially Responsible Fund returned 1.06% compared to 0.48% for the S&P 500® Index.

*

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
1.06%	16.23%	7.50%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II Strategic Bond Fund

COMPARISON: FUND VS. INDEX (unaudited)

MANAGEMENT OVERVIEW

A discussion with PineBridge Investments, LLC

The Strategic Bond Fund posted a return of -2.32% for the twelve-month period ended August 31, 2015, compared to its benchmark, the Barclays U.S. Aggregate Bond Index, which returned 1.56%.

Sector selection detracted from performance versus that of the benchmark index during the year. Overweight allocations to energy, basic industry, communications and sovereign sectors were the largest detractors. An underweight allocation to US Treasuries also detracted from performance as credit spreads moved wider and interest rates moved lower. The Fund benefitted from overweight allocations to financials and cash.

Security selection detracted from performance versus that of the benchmark index during the year. The Fund benefitted from strong security selections among consumer non-cyclical, communications and banking names. However, this did not fully offset selections made among energy and technology names.

The Fund’s longer duration profile versus that of the benchmark contributed positively during the year as longer term interest rates declined.

The top three individual contributors were Escrow Leiner Health Products 5.50% due 4/4/2016, Paris Las Vegas Holding LLC 11.00% due 10/1/2021 and Universal Hospital Services 7.63% due 8/15/2020.

The largest individual detractors were Halcon Resources Corp. 9.75% due 7/15/2020, FMG Finance PTY Ltd 6.88% due 4/1/2022 and Penn Virginia Corp. 7.25% due 4/15/2019.

Currency forwards were the only derivatives utilized during this period. Currency forwards were only used to hedge non-dollar positions and not for speculative purposes and contributed positively to the Fund’s total return.

For the year ended August 31, 2015, the Strategic Bond Fund returned -2.32% compared to 1.56% for the Barclays U.S. Aggregate Bond Index.

*	The Barclays U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage- and asset-backed securities and commercial mortgage-backed securities.

Average Annual Total Return as of August 31, 2015
1 Year	5 Years	10 Years
-2.32%	4.66%	5.28%

Past performance is not predictive of future performance. The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance data quoted.

The Fund’s returns reflect investment management fees and other Fund expenses. Charges imposed by the Variable Contracts, Plans or IRAs that invest in the Fund are not included in the Fund’s returns.

VALIC Company II

BOARD OF TRUSTEES

Thomas J. Brown

Judith L. Craven

William F. Devin

Timothy J. Ebner

Gustavo E. Gonzales, Jr.

Peter A. Harbeck

Kenneth J. Lavery

John E. Maupin, Jr.

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

INVESTMENT ADVISER

The Variable Annuity

Life Insurance Company (VALIC)

2929 Allen Parkway

Houston, Texas 77019

INVESTMENT SUBADVISERS

J.P. Morgan Investment Management, Inc.

270 Park Avenue

New York, New York 10017

Janus Capital Management, LLC

151 Detroit Street

Denver, Colorado 80206

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, MA 02199

Metropolitan West Capital Management, LLC

610 Newport Center Drive, Suite 100

Newport Beach, CA 92660

PineBridge Investments, LLC

399 Park Avenue

New York, New York 10022

Robeco Investment Management, Inc.

909 Third Avenue, 32nd Floor

New York, New York 10022

SunAmerica Asset Management, LLC

Haborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

The Boston Company Asset Management, LLC

BNY Mellon Center

201 Washington St.

Boston, Massachusetts 02108

UBS Global Asset Management (Americas), Inc.

1285 Avenue of the Americas

New York, NY 10019

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

Wells Capital Management, Inc.

525 Market St.

10th Floor

San Francisco, CA 94105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1201 Louisiana Street, Suite 2900

Houston, Texas 77002

TRANSFER AND SHAREHOLDER SERVICE AGENT

VALIC Retirement

Services Company (VRSCO)

2929 Allen Parkway

Houston, Texas 77019

OFFICERS

John T. Genoy

President and Principal Executive Officer

John Packs,

Vice President and Senior Investment Officer

Gregory R. Kingston,

Treasurer and Principal Financial Officer

Kathleen Fuentes,

Vice President, Chief Legal Officer and Secretary

Gregory N. Bressler,

Vice President

Katherine Stoner,

Vice President and Chief Compliance Officer

Thomas M. Ward,

Vice President

Shawn Parry,

Vice President and Assistant Treasurer

Donna McManus,

Vice President and Assistant Treasurer

Daniel Subea

Assistant Treasurer

Louis O. Ducote II,

Assistant Secretary

Shana L. Walker,

Assistant Secretary

Matthew J. Hackethal,

Anti-Money Laundering Compliance Officer

DISCLOSURE OF QUARTERLY FUND PORTFOLIO HOLDINGS

VC II is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for its first and third fiscal quarters on Form N-Q. VC II’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. You can also review and obtain copies of Forms N-Q at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

VOTING PROXIES ON VALIC COMPANY II PORTFOLIO SECURITIES

A description of the policies and procedures that VC II uses to determine how to vote proxies related to securities held in the Fund’s portfolios, which is available in VC II’s Statement of Additional Information, may be obtained without charge upon request, by calling 800-448-2542. This information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

PROXY VOTING RECORD ON VALIC COMPANY II PORTFOLIO SECURITIES

Information regarding how VC II voted proxies relating to securities held in the VC II Funds portfolios during the most recent twelve month period ended June 30, is available, once filed with the U.S. Securities and Exchange Commission without charge, upon request, by calling 800-448-2542 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is for the information of the shareholders and variable contract owners investing in VC II. It is authorized for distribution to other persons only when preceded or accompanied by an effective prospectus which contains information on how to purchase shares and other pertinent information.

If you would like further information about this material or products issued by VALIC or American General Life Insurance Company, please contact your financial professional.

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Securities and investment advisory services offered through VALIC Financial Advisors, Inc.,

member FINRA, SIPC and an SEC-registered investment advisor.

Annuities issued by The Variable Annuity Life Insurance Company. Variable annuities distributed by its affiliate, AIG Capital Services, Inc., member FINRA.

Copyright © The Variable Annuity Life Insurance Company.

All rights reserved.

VC 23800 (10/2015) J97033 EE

VALIC Company II P.O. Box 3206 Houston, TX 77253-3206	PRST STD U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1765

VC 11288 (08/2015) J74500

Item 2.	Code of Ethics.

VALIC Company II (“the registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2015, there were no reportable amendments, waivers, or implicit waivers to a provision of the Code of Ethics that applies to the registrant’s Principle Executive and Principal Accounting Officers.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Thomas J. Brown, the Chairman of the registrant’s Audit Committee, qualifies as an audit committee financial expert, as defined in instructions to Item 3(b) of Form N-CSR. Mr. Brown is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2014	2015
(a) Audit Fees	$382,400	$397,420
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2014	2015
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$370,415	$236,770

All other fees are for professional services rendered by the registrant’s principal accountant for services associated with issuing a SSAE16 report and Third Party Assurance report.

(e) (1)

The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

(2)	No services included in (b) - (d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2014 and 2015 were $542,947 and $297,640, respectively.

(h)	Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item 10.

Item 11.	Controls and Procedures.

(a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.3a-3(d))) that occurred during the registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406.Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(b)	Certification pursuant to Rule 30a-2 (b) under the Investment Company Act of 1940 (17 CFR 270.30a-2 (a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VALIC Company II

By:	/s/ John T. Genoy
John T. Genoy
President

Date: November 6, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: November 6, 2015

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: November 6, 2015